                                                                               .
                                                                               .
                                                                               .

                                                                     -------------------------
                                                                     OMB APPROVAL
                                                                     -------------------------
                                                                     OMB Number:  3235-0570

                                                                     Expires:  Nov. 30, 2005

                                                                     Estimated average burden
                                                                     hours per response:  5.0
                                                                     -------------------------




                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number                   811-5686
                                   --------------------------------------------



                         AIM Investment Securities Funds
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



               11 Greenway Plaza, Suite 100 Houston, Texas 77046
-------------------------------------------------------------------------------
                             (Address of principal
                          executive offices) (Zip code)



    Robert H. Graham    11 Greenway Plaza, Suite 100 Houston, Texas 77046
-------------------------------------------------------------------------------
                     (Name and address of agent for service)



Registrant's telephone number, including area code:     (713) 626-1919
                                                   ----------------------------



Date of fiscal year end:       7/31
                        ------------------



Date of reporting period:     1/31/04
                         -----------------

                                                             AIM HIGH YIELD FUND
                            Semiannual Report to Shareholders o January 31, 2004

                                 [COVER IMAGE]


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
    --Servicemark--                                      --Servicemark--

===================================================================================================================================
AIM HIGH YIELD FUND SEEKS TO PROVIDE A HIGH LEVEL OF CURRENT INCOME.
===================================================================================================================================

o Unless otherwise stated, information presented is as of 1/31/04 and is based on total net assets.

ABOUT SHARE CLASSES                          OTHER INFORMATION                             o The fund is not managed to track the
o Effective 9/30/03, Class B shares are      o The average credit quality of the           performance of any particular index,
not available as an investment for           fund's holdings as of the close of the        including the indexes defined here, and
retirement plans maintained pursuant to      reporting period represents the weighted      consequently, the performance of the
Section 401 of the Internal Revenue          average quality rating of the securities      fund may deviate significantly from the
Code, including 401(k) plans, money          in the portfolio as assigned by               performance of the indexes.
purchase pension plans and profit            Nationally Recognized Statistical Rating
sharing plans. Plans that have existing      Organizations based on assessment of the      o A direct investment cannot be made in
accounts invested in Class B shares will     credit quality of the individual              an index. Unless otherwise indicated,
continue to be allowed to make               securities.                                   index results include reinvested
additional purchases.                                                                      dividends, and they do not reflect sales
                                             ABOUT INDEXES USED IN THIS REPORT             charges. Performance of an index of
o Investor Class shares are closed to        o The unmanaged Lehman Brothers High          funds reflects fund expenses;
most investors. For more information on      Yield Index, which represents the             performance of a market index does not.
who may continue to invest in the            performance of high-yield debt
Investor Class shares, please see the        securities, is compiled by Lehman             Industry classifications used in this
appropriate prospectus.                      Brothers, a global investment bank.           report are generally according to the
                                                                                           Global Industry Classification Standard,
                                             o The unmanaged Lehman Brothers U.S.          which was developed by and is the
PRINCIPAL RISKS OF INVESTING IN THE FUND     Aggregate Bond Index, which represents        exclusive property and a service mark of
o The fund invests in higher-yielding,       the U.S. investment-grade fixed-rate          Morgan Stanley Capital International
lower-rated corporate bonds, commonly        bond market (including government and         Inc. and Standard & Poor's.
known as junk bonds, which have a            corporate securities, mortgage
greater risk of price fluctuation and        pass-through securities and asset-backed      A description of the policies and
loss of principal and income than do         securities), is compiled by Lehman            procedures that the Fund uses to
U.S. government securities such as U.S.      Brothers, a global investment bank.           determine how to vote proxies relating
Treasury bills, notes and bonds, for                                                       to portfolio securities is available
which principal and any applicable           o The unmanaged Lipper High Yield Bond        without charge, upon request, by calling
interest are guaranteed by the               Fund Index represents an average of the       800-959-4246, or on the AIM Web site,
government if held to maturity.              30 largest high-yield bond funds tracked      AIMinvestments.com.
                                             by Lipper, Inc., an independent mutual
                                             fund performance monitor.

=====================================================                                      This report must be accompanied or
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                                      preceded by a currently effective fund
=====================================================                                      prospectus, which contains more complete
                                                                                           information, including sales charges and
                                                                                           expenses. Read it carefully before you
                                                                                           invest.


AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER IN THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

[PHOTO OF           Major stock market indexes here and abroad delivered
ROBERT H.           positive performance during the six months covered by this
GRAHAM]             report. As is historically the case, bond market returns
                    were more modest, but positive as well. The U.S. economy
ROBERT H. GRAHAM    appears to have turned a corner, with solid growth in gross domestic product during the third and fourth quarters of 2003. Overseas, particularly in Europe, economic performance picked up during the second half of 2003.

                       Investors in the United States seem to have regained
                    their confidence. They added $43.8 billion to U.S. stock mutual funds in January 2004 and $496 million to bond funds. By contrast, money market funds, considered a safe haven because of their emphasis on stability of net asset value, suffered large net outflows during the month. As the reporting period closed, total mutual fund assets stood at a record $7.54 trillion.

   The durability of these trends is, of course, unpredictable, and we caution our shareholders against thinking that 2004 will see a rerun of the markets' good performance during 2003. That said, it is also true that the economy appears to have the wind at its back in terms of fiscal, monetary and tax stimulus, and corporate earnings have been strong.

   What should investors do? They should do what we have always urged: Keep their eyes on their long-term goals, keep their portfolios diversified, and work with their financial advisors to tailor their investments to their risk tolerance and investment objectives. We cannot overemphasize the importance of professional guidance when it comes to selecting investments.

   For information on your fund's performance and management during the reporting period, please see the management discussion that begins on the following page.

VISIT OUR WEB SITE

As you are aware, the mutual fund industry and AIM Investments have been the subject of allegations and investigations of late surrounding the issues of market timing and late trading in funds. We understand how unsettling this may be for many of our shareholders. We invite you to visit AIMinvestments.com, our Web site, often. We will continue to post updates on these issues as information becomes available.

   The Securities and Exchange Commission, which regulates our industry, has already proposed new rules and regulations, and is planning to propose several more, that address the issues of market timing and late trading, among others. The Investment Company Institute, the industry trade group, and we welcome these efforts. We believe comprehensive rule making is necessary and is the best way to establish new industry responsibilities designed to protect shareholders. We support practical rule changes and structural modifications that are fair, enforceable and, most importantly, beneficial for investors.

   Should you visit our Web site, we invite you to explore the other material available there, including general investing information, performance updates on our funds, and market and economic commentary from our financial experts.

   As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/s/ ROBERT H. GRAHAM
-------------------------
Robert H. Graham
Chairman and President
March 9, 2004

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND PROVIDES CURRENT INCOME, POSITIVE                                                     rates) contributed to the capital
RETURNS                                                                                    appreciation experienced by the fund
                                                                                           during the reporting period.
For the six months ended January 31,         interest and principal payments and tends
2004, AIM High Yield Fund Class A shares     to increase the value of companies'           YOUR FUND
at net asset value returned 13.97%. (If      assets; both serve to lessen risks for
sales charges were included, returns         bondholders. We believe this climate of       In January of 2003, we made some changes
would be lower.) For the same period, the    declining risk and historically low           to the portfolio so we could be more
fund's broad-market index, the Lehman        investment rates for less risky assets        responsive to the improving high yield
Brothers U.S. Aggregate Bond Index,          led to greater investments in generally       market environment. Primarily, we added
returned 4.49%; the fund's style-specific    riskier investment assets such as high        more risk to the portfolio to benefit
index, the Lehman Brothers High Yield        yield bond funds. Indeed, according to        from the improving economic situation and
Index, returned 12.16%; and the fund's       AMG Data Services--a provider of mutual       to lessen the fund's sensitivity to
peer-group index, the Lipper High Yield      fund money flow and holdings data--$26.9      potential rising Treasury rates. While
Bond Fund Index, returned 11.79%. The        billion was invested into high yield bond     the fund's average credit quality
fund's focus on high yield bonds helped      funds during 2003.                            remained B, we increased our exposure to
it outperform its broad-market index                                                       lower-rated bonds with higher yields and
during the reporting period, as the             High yield spreads (the difference         the potential for higher income and
Lehman Aggregate is composed of              between yields on high yield bonds and        capital appreciation. During the
investment-grade bonds, which                comparable maturity Treasuries) declined      reporting period, we continued to add to
underperformed high yield bonds.             during the period. High yield investors       the fund's CCC-rated or lower-tier bond
                                             earn a spread over Treasuries in part by      weighting, while decreasing our weighting
MARKET CONDITIONS                            risking their principal in hopes of           in BB-rated bonds--the highest quality
                                             generating higher returns. With perceived     bonds, in the high yield market. Our
Signs of economic growth and a stable        risk falling during the period, we            repositioning efforts enhanced fund
Federal Reserve (the Fed) interest rate      believe investors were generally willing      performance as lower-rated bonds
policy led to lower expectations of risk     to accept lower spreads for new               significantly outperformed higher-rated
in the market place. The Fed left the        investments. The spread on the Lehman         bonds during the reporting period.
influential federal funds rate at a          High Yield Index declined from
46-year low of 1.00% throughout the          approximately 475 to 300 basis points            Our decision to treat the July/August
reporting period. Economic growth tends      (100 basis points equals 1%) from the         high yield market correction as a buying
to decrease the risk of companies with       start to the end of the reporting period.     opportunity helped boost fund returns as
debt missing their                           We believe declining spreads (with            the market trended higher again in the
                                             generally stable Treasury                     fourth quarter. We believe this
                                                                                           management decision contributed to the

====================================================================================================================================
TOP 10 ISSUERS*                                                   TOP 10 INDUSTRIES*
 1. Qwest Capital Funding, Inc.                        2.0%        1. Broadcasting & Cable TV                           13.9%
 2. Adelphia Communications Corp.                      1.8         2. Wireless Telecommunication Services                8.8
 3. Charter Communications Holdings, LLC/Charter                   3. Multi-Utilities & Unregulated Power                7.6
    Communications Holdings Capital Corp.              1.8         4. Integrated Telecommunications Services             4.3
 4. Calpine Corp.                                      1.5         5. Metal & Glass Containers                           3.5
 5. XM Satellite Radio, Inc.                           1.2         6. Hotels, Resorts & Cruise Lines                     3.2
 6. PRIMEDIA Inc.                                      1.2         7. Specialty Chemicals                                3.1
 7. Knology, Inc.                                      1.1         8. Electric Utilities                                 3.0
 8. Pegasus Communications Corp.                       1.0         9. Paper Products                                     2.1
 9. PDVSA Finance Ltd.                                 1.0        10. Oil & Gas Refining, Marketing & Transportation     2.0
10. Williams Cos., Inc. (The)                          1.0
                                                                  TOTAL NUMBER OF HOLDINGS*                              328
*Excludes money market fund holdings. The fund's holdings         TOTAL NET ASSETS                              $1.5 BILLION
are subject to change, and there is no assurance that the
fund will continue to hold any particular security.
====================================================================================================================================

fund outperforming its benchmarks during        While it was a strong reporting period                      PETER EHRET
the reporting period.                        for high yield investments, a few fund                         Mr. Ehret, Chartered
                                             holdings detracted from performance such           [EHRET      Financial Analyst, is
   Sector exposure also played a role in     as Constar International, a packaging              PHOTO]      co-manager of AIM High
fund performance. After being battered by    company and Schuff Steel, a large steel                        Yield Fund. Mr. Ehret
over-supply of electric generating           fabrication company. Both Constar and                          joined AIM in 2001. He
capacity and near-term debt maturities,      Schuff Steel were hindered by                 graduated cum laude with a B.S. in
the utility sector staged a comeback in      overcapacity and poor operating earnings.     economics from the University of
2003. Mission Energy Holdings--one of the                                                  Minnesota. He also has an M.S. in real
largest independent producers of                Despite repositioning the fund during      estate appraisal and investment analysis
electricity in the world--added              the reporting period, we want to assure       from the University of Wisconsin-Madison.
significantly to fund performance during     shareholders our basic philosophy remains
the reporting period.                        the same. We recognize the possibility of                      CAROLYN GIBBS
                                             a downdraft in any particular industry or                      Ms. Gibbs, Chartered
   Wireless and wireline                     sector, so we continued to diversify the           [GIBBS      Financial Analyst, is
telecommunications and cable sectors also    portfolio amid a broad array of sectors            PHOTO]      co-manager of AIM High
proved beneficial to the fund. In            and industries, thereby limiting                               Yield Fund. Ms. Gibbs
particular, our decision to remain with      issuer-specific risk.                                          started in the
investments in distressed cable companies                                                  investment business in 1983. Ms. Gibbs is
such as Adelphia Communications, Charter     IN CLOSING                                    a Phi Beta Kappa graduate from Texas
Communications, and Knology, paid off as                                                   Christian University, where she received
the cable industry rebounded in 2003, and    Given disappointing market conditions in      a B.A. in English. She also received an
these investments contributed to             recent years, we are pleased to report a      M.B.A. in finance from The Wharton School
performance during the six-month             rebound in the high yield market and to       at the University of Pennsylvania.
reporting period. Knology in particular      provide shareholders double-digit returns
raised equity through an IPO during the      during the six months ended January 31,       Assisted by High Yield Taxable Team
reporting period, which helped lower its     2004.
debt.
                                                    See important fund and index
   Investments in lower risk assets in            disclosures inside front cover.
health care, gaming and energy--while
helping to stabilize the fund's overall
risk profile--proved a drag on fund
performance. Lower risk investments
generally witnessed lower relative
declines in yields (spreads) and
therefore milder capital appreciation.

=====================================================================================

FUND VS. INDEXES

Total returns, 7/31/03-1/31/04, excluding applicable sales charges. If sales charges were included, returns would be lower.

CLASS A SHARES                                                          13.97%

CLASS B SHARES                                                          13.78

CLASS C SHARES                                                          13.85

INVESTOR CLASS SHARES                                                   13.96

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX (BROAD MARKET INDEX)           4.49

LEHMAN BROTHERS HIGH YIELD INDEX (STYLE-SPECIFIC INDEX)                 12.16

LIPPER HIGH YIELD BOND FUND INDEX (PEER GROUP INDEX)                    11.79

The inception date of Investor Class shares is 9/30/03. Returns prior to that date are hypothetical results based on Class A share returns at net asset value.
=====================================================================================     [RIGHT ARROW GRAPHIC]

                                                                                          FOR A PRESENTATION OF YOUR FUND'S
                                                                                          LONG-TERM PERFORMANCE RECORD, PLEASE
                                                                                          TURN THE PAGE.

LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

Below you will find a presentation of your fund's long-term performance record for periods ended 1/31/04, the close of the six-month period covered by this report. As required by industry regulations, we also present long-term performance for periods ended 12/31/03, the most recent calendar quarter-end.

Please read the important disclosure accompanying these tables, which explains how fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.

AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS                  When sales charges are included in
As of 1/31/04, including applicable          As of 12/31/03, including applicable          performance figures, Class A share
sales charges                                sales charges                                 performance reflects the maximum 4.75%
CLASS A SHARES                                                                             sales charge, and Class B and Class C
Inception (7/11/78)         7.99%            CLASS A SHARES                                share performance reflects the applicable
10 Years                    1.63             Inception (7/11/78)         7.91%             contingent deferred sales charge (CDSC)
5 Years                    -3.33             10 Years                    1.67              for the period involved. The CDSC on
1 Year                     23.59             5 Years                    -3.58              Class B shares declines from 5% beginning
                                             1 Year                     24.13              at the time of purchase to 0% at the
CLASS B SHARES                                                                             beginning of the seventh year. The CDSC
Inception (9/1/93)          2.13%            CLASS B SHARES                                on Class C shares is 1% for the first
10 Years                    1.50             Inception (9/1/93)          1.90%             year after purchase. Investor class
5 Years                    -3.30             10 Years                    1.55              shares have no sale charge; therefore,
1 Year                     24.11             5 Years                    -3.55              performance quoted is at net asset value.
                                             1 Year                     24.48              The performance of the fund's share
CLASS C SHARES                                                                             classes will differ due to different
Inception (8/4/97)         -2.48%            CLASS C SHARES                                sales charge structures and class
5 Years                    -3.11             Inception (8/4/97)         -2.87%             expenses.
1 Year                     27.92             5 Years                    -3.34
                                             1 Year                     28.28                 A redemption fee of 2% will be imposed
INVESTOR CLASS SHARES                                                                      on certain redemptions or exchanges out
10 Years                    2.12%            INVESTOR CLASS SHARES                         of the fund within 30 days of purchase.
5 Years                    -2.39             10 Years                    2.19%             Exceptions to the redemption fee are
1 Year                     29.83             5 Years                    -2.59              listed in the fund's prospectus.
                                             1 Year                     30.48
The inception date of Investor Class
shares is 9/30/03. Returns prior to that     The performance data quoted represent
date are hypothetical results based on       past performance and cannot guarantee
Class A share returns for the stated         comparable future results; current
period at net asset value.                   performance may be lower or higher.
                                             Please visit AIMinvestments.com for the
                                             most recent month-end performance.
                                             Performance figures reflect reinvested
                                             distributions, changes in net asset value
                                             and the effect of the maximum sales
                                             charge unless otherwise stated.
                                             Investment return and principal value         [ARROW
                                             will fluctuate so that you may have a         BUTTON    For More Information Visit
                                             gain or loss when you sell shares.            IMAGE]        AIMinvestments.com

FINANCIALS

SCHEDULE OF INVESTMENTS

January 31, 2004
(Unaudited)

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------
BONDS & NOTES-90.16%

AEROSPACE & DEFENSE-1.63%

Armor Holdings, Inc., Sr. Sub. Notes, 8.25%,
  08/15/13 (Acquired 08/06/03; Cost
  $1,897,883)(a)                               $ 1,930,000   $    2,123,000
---------------------------------------------------------------------------
BE Aerospace, Inc., Sr. Unsec. Notes, 8.50%,
  10/01/10 (Acquired 10/02/03; Cost
  $600,000)(a)                                     600,000          651,000
---------------------------------------------------------------------------
DRS Technologies, Inc., Sr. Sub. Notes,
  6.88%, 11/01/13 (Acquired 10/16/03; Cost
  $1,815,000)(a)                                 1,815,000        1,878,525
---------------------------------------------------------------------------
Hexcel Corp., Sr. Unsec. Sub. Notes, 9.75%,
  01/15/09                                      10,790,000       11,356,475
---------------------------------------------------------------------------
L-3 Communications Corp., Sr. Sub. Notes,
  6.13%, 01/15/14 (Acquired 12/16/03; Cost
  $6,787,557)(a)(b)                              6,915,000        6,915,000
---------------------------------------------------------------------------
Orbital Sciences Corp.-Series B, Sr. Global
  Notes, 9.00%, 07/15/11                         1,880,000        2,030,400
===========================================================================
                                                                 24,954,400
===========================================================================

AIRLINES-1.80%

Continental Airlines, Inc., Notes, 8.00%,
  12/15/05                                       4,575,000        4,460,625
---------------------------------------------------------------------------
Delta Air Lines, Inc.,
  Unsec. Notes, 7.90%, 12/15/09                 11,985,000        9,588,000
---------------------------------------------------------------------------
  Series C, Medium Term Notes, 6.65%,
  03/15/04                                       4,415,000        4,437,075
---------------------------------------------------------------------------
Northwest Airlines Inc.,
  Sr. Unsec. Gtd. Notes, 8.88%, 06/01/06         5,095,000        4,840,250
---------------------------------------------------------------------------
  Unsec. Gtd. Unsub. Notes, 8.52%, 04/07/04      4,255,000        4,276,275
===========================================================================
                                                                 27,602,225
===========================================================================

ALTERNATIVE CARRIERS-0.16%

Block Communications, Inc., Sr. Unsec. Gtd.
  Sub. Global Notes, 9.25%, 04/15/09             2,250,000        2,458,125
===========================================================================

APPAREL RETAIL-0.17%

Mothers Work, Inc., Sr. Unsec. Gtd. Notes,
  11.25%, 08/01/10                               2,405,000        2,633,475
===========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.46%

Warnaco Inc., Sr. Notes, 8.88%, 06/15/13
  (Acquired 06/05/03-07/07/03; Cost
  $3,797,400)(a)                                 3,725,000        3,967,125
---------------------------------------------------------------------------
William Carter Co. (The)-Series B, Sr. Unsec.
  Gtd. Sub. Global Notes, 10.88%, 08/15/11       2,675,000        3,129,750
===========================================================================
                                                                  7,096,875
===========================================================================

---------------------------------------------------------------------------
                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE

AUTO PARTS & EQUIPMENT-1.36%

Collins & Aikman Products Co., Sr. Unsec.
  Gtd. Global Notes, 10.75%, 12/31/11          $ 1,145,000   $    1,139,275
---------------------------------------------------------------------------
Dana Corp., Unsec. Global Notes, 10.13%,
  03/15/10                                       1,800,000        2,079,000
---------------------------------------------------------------------------
Dura Operating Corp., Sr. Notes, 8.63%,
  04/15/12 (Acquired 10/29/03; Cost
  $1,850,000)(a)                                 1,850,000        1,988,750
---------------------------------------------------------------------------
Key Plastics Holdings, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 10.25%, 03/15/07
  (Acquired 03/20/97-09/24/99; Cost
  $25,988,502)(a)(b)(c)(d)                      26,310,000           65,775
---------------------------------------------------------------------------
Metaldyne Corp., Sr. Unsec. Gtd. Notes,
  10.00%, 11/01/13 (Acquired 10/20/03; Cost
  $2,270,000)(a)                                 2,270,000        2,349,450
---------------------------------------------------------------------------
Tenneco Automotive Inc.
  Series B, Sr. Sec. Second Lien Global
  Notes, 10.25%, 07/15/13                        2,920,000        3,401,800
---------------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Notes, 11.63%,
  10/15/09                                       4,646,000        5,040,910
---------------------------------------------------------------------------
TRW Automotive Inc., Sr. Global Notes, 9.38%,
  02/15/13                                       4,180,000        4,765,200
===========================================================================
                                                                 20,830,160
===========================================================================

BROADCASTING & CABLE TV-11.77%

Adelphia Communications Corp.,
  Sr. Unsec. Notes, 10.88%, 10/01/10
  (Acquired 09/15/00-12/10/03; Cost
  $17,934,068)(c)                               21,785,000       21,948,387
---------------------------------------------------------------------------
  9.50%, 03/01/05(c)                               925,000          996,687
---------------------------------------------------------------------------
  Series B, Sr. Unsec. Notes, 9.88%, 03/01/07
  (Acquired 08/21/00-12/19/00; Cost
  $3,987,163)(c)                                 4,220,000        4,251,650
---------------------------------------------------------------------------
Allbritton Communications Co., Sr. Unsec.
  Sub. Global Notes, 7.75%, 12/15/12             1,865,000        1,962,912
---------------------------------------------------------------------------
Avalon Cable LLC, Sr. Notes, 11.88%, 12/01/08    5,759,489        6,105,059
---------------------------------------------------------------------------
Charter Communications Holdings, LLC/Charter
  Communications Holdings Capital Corp., Sr.
  Unsec. Sub. Disc. Notes, 9.92%, 04/01/11(e)    9,515,000        8,373,200
---------------------------------------------------------------------------
  Sr. Unsec. Sub. Global Notes, 11.13%,
  01/15/11                                      18,230,000       17,227,350
---------------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 8.25%, 04/01/07       1,500,000        1,417,500
---------------------------------------------------------------------------
Comcast UK Cable Partners Ltd. (Bermuda), Sr.
  Unsec. Yankee Deb., 11.20%, 11/15/07          14,660,000       14,733,300
---------------------------------------------------------------------------
DIRECTV Holdings LLC/ DIRECTV Financing Co.,
  Inc., Sr. Unsec. Gtd. Global Notes, 8.38%,
  03/15/13                                       7,795,000        8,905,787
---------------------------------------------------------------------------
EchoStar DBS Corp., Sr. Unsec. Gtd. Global
  Notes, 9.13%, 01/15/09                           975,000        1,106,625
---------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------
BROADCASTING & CABLE TV-(CONTINUED)

Granite Broadcasting Corp., Sr. Sec. Notes,
  9.75%, 12/01/10 (Acquired
  12/08/03-12/12/03; Cost $4,565,449)(a)(b)    $ 4,620,000   $    4,620,000
---------------------------------------------------------------------------
Knology, Inc., Sr. Unsec. PIK Notes, 12.00%,
  11/30/09 (Acquired 01/06/98-01/07/04; Cost
  $21,845,530)(a)                               15,436,359       15,706,495
---------------------------------------------------------------------------
Mediacom Broadband LLC, Sr. Unsec. Gtd.
  Global Notes, 11.00%, 07/15/13                 7,410,000        8,262,150
---------------------------------------------------------------------------
Nextmedia Operating Inc., Sr. Unsec. Gtd.
  Sub. Notes, 10.75%, 07/01/11                   1,930,000        2,195,375
---------------------------------------------------------------------------
Paxson Communications Corp.,
  Sr. Unsec. Gtd. Disc. Sub. Global Notes,
  12.25%, 01/15/09(e)                            1,000,000          885,000
---------------------------------------------------------------------------
Pegasus Communications Corp.
  Series B, Sr. Notes, 9.63%, 10/15/05           3,535,000        3,517,325
---------------------------------------------------------------------------
  Series B, Sr. Unsec. Notes, 12.50%,
  08/01/07                                      11,960,000       12,139,400
---------------------------------------------------------------------------
Renaissance Media Group LLC, Sr. Unsec. Gtd.
  Notes, 10.00%, 04/15/08                        3,498,000        3,672,900
---------------------------------------------------------------------------
Salem Communications Holding Corp.-Series B,
  Sr. Unsec. Gtd. Sub. Global Notes, 9.00%,
  07/01/11                                       5,495,000        6,113,187
---------------------------------------------------------------------------
Spanish Broadcasting System, Inc., Sr. Unsec.
  Gtd. Sub. Global Notes, 9.63%, 11/01/09        4,669,000        5,013,339
---------------------------------------------------------------------------
Telewest Communications PLC (Broadcasting-
  Television, Radio & Cable), Sr. Unsec.
  Global Deb., 11.00%, 10/01/07(c)              16,370,000       12,195,650
---------------------------------------------------------------------------
XM Satellite Radio Inc., Sr. Sec. Global
  Notes, 12.00%, 06/15/10                       16,135,000       18,474,575
---------------------------------------------------------------------------
Young Broadcasting Inc., Sr. Sub. Gtd. Global
  Notes, 10.00%, 03/01/11                          735,000          797,475
===========================================================================
                                                                180,621,328
===========================================================================

BUILDING PRODUCTS-0.38%

Building Materials Corp., Sr. Unsec. Gtd.
  Notes, 8.00%, 12/01/08                         5,800,000        5,771,000
===========================================================================

CASINOS & GAMING-1.27%

Caesars Entertainment, Inc., Sr. Unsec. Sub.
  Global Notes, 8.13%, 05/15/11                  3,615,000        4,121,100
---------------------------------------------------------------------------
Herbst Gaming, Inc.-Series B, Sr. Sec. Global
  Notes, 10.75%, 09/01/08                        4,745,000        5,397,437
---------------------------------------------------------------------------
Mohegan Tribal Gaming Authority, Sr. Unsec.
  Gtd. Sub. Global Notes, 8.00%, 04/01/12          910,000        1,003,275
---------------------------------------------------------------------------
Penn National Gaming, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Global Notes, 11.13%,
  03/01/08                                       2,230,000        2,531,050
---------------------------------------------------------------------------
Poster Financial Group Inc., Sr. Sec. Notes,
  8.75%, 12/01/11 (Acquired
  11/18/03-11/19/03; Cost $1,873,125)(a)         1,850,000        1,947,125
---------------------------------------------------------------------------
Venetian Casino Resort, LLC, Sec. Gtd.
  Mortgage Global Notes, 11.00%, 06/15/10        3,905,000        4,490,750
===========================================================================
                                                                 19,490,737
===========================================================================

---------------------------------------------------------------------------
                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE

COMMODITY CHEMICALS-1.31%

Equistar Chemicals L.P./Equistar Funding
  Corp., Sr. Unsec. Gtd. Global Notes,
  10.13%, 09/01/08                             $11,000,000   $   12,045,000
---------------------------------------------------------------------------
ISP Chemco Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Global Notes, 10.25%, 07/01/11            3,840,000        4,281,600
---------------------------------------------------------------------------
Lyondell Chemical Co.-Series B, Sr. Sec. Gtd.
  Notes, 9.88%, 05/01/07                         1,000,000        1,025,000
---------------------------------------------------------------------------
Methanex Corp. (Canada), Sr. Unsec. Notes,
  8.75%, 08/15/12                                2,420,000        2,740,650
===========================================================================
                                                                 20,092,250
===========================================================================

COMMUNICATIONS EQUIPMENT-0.94%

Corning Inc., Unsec. Deb., 6.75%, 09/15/13       2,310,000        2,402,400
---------------------------------------------------------------------------
Lucent Technologies Inc.,
  Unsec. Unsub. Global Deb., 6.45%, 03/15/29     7,515,000        6,368,962
---------------------------------------------------------------------------
  Unsec. Unsub. Notes, 7.25%, 07/15/06           1,835,000        1,910,694
---------------------------------------------------------------------------
Nortel Network Ltd. (Canada), Sr. Global
  Notes, 6.13%, 02/15/06                         3,605,000        3,767,225
===========================================================================
                                                                 14,449,281
===========================================================================

CONSTRUCTION & ENGINEERING-0.10%

Schuff Steel Co., Sr. Unsec. Gtd. Notes,
  10.50%, 06/01/08                               2,120,000        1,590,000
===========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-1.19%

Case New Holland Inc., Sr. Notes, 9.25%,
  08/01/11 (Acquired 07/29/03-08/18/03; Cost
  $5,632,776)(a)                                 5,695,000        6,492,300
---------------------------------------------------------------------------
Terex Corp., Sr. Unsec. Gtd. Sub. Global
  Notes, 9.25%, 07/15/11                         9,185,000       10,195,350
---------------------------------------------------------------------------
Wabtec Corp., Sr. Unsec. Gtd. Global Notes,
  6.88%, 07/31/13                                1,545,000        1,653,150
===========================================================================
                                                                 18,340,800
===========================================================================

CONSUMER FINANCE-0.32%

Dollar Financial Group, Inc., Sr. Gtd. Notes,
  9.75%, 11/15/11 (Acquired 11/07/03; Cost
  $4,615,000)(a)                                 4,615,000        4,914,975
===========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-0.11%

Iron Mountain Inc., Sr. Unsec. Gtd. Sub.
  Notes, 6.63%, 01/01/16                         1,660,000        1,622,650
===========================================================================

DEPARTMENT STORES-0.58%

JC Penney Co. Inc., Sr. Unsec. Notes, 8.00%,
  03/01/10                                       7,760,000        8,885,200
===========================================================================

DISTILLERS & VINTNERS-0.09%

Constellation Brands, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 8.13%, 01/15/12        1,220,000        1,342,000
===========================================================================

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------

DIVERSIFIED CHEMICALS-0.10%

FMC Corp., Sr. Sec. Global Notes, 10.25%,
  11/01/09                                     $ 1,295,000   $    1,537,812
===========================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.26%

Corrections Corp. of America, Sr. Notes,
  7.50%, 05/01/11                                1,000,000        1,057,500
---------------------------------------------------------------------------
Geo Group Inc. (The), Sr. Unsec. Global
  Notes, 8.25%, 07/15/13                         2,820,000        3,045,600
---------------------------------------------------------------------------
United Rentals (North America), Inc.,
  Sr. Sub. Notes, 7.75%, 11/15/13 (Acquired
  10/28/03; Cost $5,445,000)(a)                  5,445,000        5,553,900
---------------------------------------------------------------------------
  Series B, Sr. Unsec. Gtd. Global Notes,
  10.75%, 04/15/08                               5,455,000        6,300,525
---------------------------------------------------------------------------
  Series B, Sr. Unsec. Gtd. Notes, 10.75%,
  04/15/08                                       2,925,000        3,378,375
===========================================================================
                                                                 19,335,900
===========================================================================

DIVERSIFIED METALS & MINING-0.12%

Massey Energy Co., Sr. Notes, 6.63%, 11/15/10
  (Acquired 11/05/03; Cost $1,850,000)(a)        1,850,000        1,905,500
===========================================================================

DRUG RETAIL-0.76%

Rite Aid Corp., Sr. Global Notes, 9.25%,
  06/01/13                                      10,610,000       11,671,000
===========================================================================

ELECTRIC UTILITIES-2.95%

Allegheny Energy Supply Co., LLC, Unsec.
  Global Notes, 7.80%, 03/15/11                  3,680,000        3,661,600
---------------------------------------------------------------------------
Alliant Energy Resources, Inc., Sr. Unsec.
  Gtd. Conv. Global PHONES, 2.50%, 02/15/30         76,000        2,726,500
---------------------------------------------------------------------------
CMS Energy Corp., Sr. Notes, 7.75%, 08/01/10
  (Acquired 07/09/03; Cost $1,376,419)(a)        1,395,000        1,471,725
---------------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 8.90%, 07/15/08       4,140,000        4,554,000
---------------------------------------------------------------------------
Dynegy Holdings Inc., Sr. Sec. Gtd. Second
  Priority Notes, 10.13%, 07/15/13 (Acquired
  08/01/03-08/21/03; Cost $8,084,832)(a)         8,130,000        9,197,062
---------------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 8.75%, 02/15/12       1,935,000        1,964,025
---------------------------------------------------------------------------
LSP Energy L.P./LSP Batesville Funding Corp.-
  Series C, Sr. Sec. Bonds, 7.16%, 01/15/14      3,922,750        3,966,018
---------------------------------------------------------------------------
Mission Energy Holding Co., Sr. Sec. Global
  Notes, 13.50%, 07/15/08                        6,950,000        7,419,125
---------------------------------------------------------------------------
Niagara Mohawk Power Corp., First Mortgage
  Bonds, 9.75%, 11/01/05                         3,200,000        3,624,704
---------------------------------------------------------------------------
Orion Power Holdings, Inc., Sr. Unsec. Global
  Notes, 12.00%, 05/01/10                        2,905,000        3,660,300
---------------------------------------------------------------------------
PG&E Corp., Sr. Sec. Notes, 6.88%, 07/15/08
  (Acquired 06/27/03; Cost $1,735,000)(a)        1,735,000        1,883,325
---------------------------------------------------------------------------
PSE&G Energy Holdings LLC, Unsec. Global
  Notes, 7.75%, 04/16/07                         1,000,000        1,075,000
===========================================================================
                                                                 45,203,384
===========================================================================

---------------------------------------------------------------------------
                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE

ELECTRICAL COMPONENTS & EQUIPMENT-1.12%

Midwest Generation LLC-Series B., Global Pass
  Through Ctfs., 8.56%, 01/02/16               $12,890,000   $   14,114,550
---------------------------------------------------------------------------
Thomas & Betts Corp., Sr. Unsec. Notes,
  7.25%, 06/01/13                                2,885,000        3,115,800
===========================================================================
                                                                 17,230,350
===========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-0.03%

Communications & Power Industries, Inc., Sr.
  Sub. Notes, 8.00%, 02/01/12 (Acquired
  01/15/04; Cost $500,000)(a)(b)                   500,000          517,500
===========================================================================

ELECTRONIC MANUFACTURING SERVICES-0.51%

Flextronics International Ltd. (Singapore),
  Sr. Sub. Global Notes, 6.50%, 05/15/13         2,000,000        2,090,000
---------------------------------------------------------------------------
Sanmina-SCI Corp., Sr. Sec. Gtd. Global
  Notes, 10.38%, 01/15/10                        4,830,000        5,699,400
===========================================================================
                                                                  7,789,400
===========================================================================

ENVIRONMENTAL SERVICES-0.88%

Allied Waste North America, Inc., Sr. Notes,
  7.88%, 04/15/13                                1,390,000        1,522,050
---------------------------------------------------------------------------
  Series B, Sr. Gtd. Global Notes, 8.88%,
  04/01/08                                         850,000          954,125
---------------------------------------------------------------------------
  Series B, Sr. Sec. Gtd. Sub. Global Notes,
  8.50%, 12/01/08                                8,620,000        9,675,950
---------------------------------------------------------------------------
Synagro Technologies, Inc., Sr. Unsec. Sub.
  Global Notes, 9.50%, 04/01/09                  1,280,000        1,420,800
===========================================================================
                                                                 13,572,925
===========================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-0.69%

IMC Global Inc., Sr. Notes, 10.88%, 08/01/13
  (Acquired 07/18/03-08/20/03; Cost
  $6,940,553)(a)                                 7,045,000        8,841,475
---------------------------------------------------------------------------
  Series B, Sr. Unsec. Gtd. Global Notes,
  11.25%, 06/01/11                               1,450,000        1,747,250
===========================================================================
                                                                 10,588,725
===========================================================================

FOOD DISTRIBUTORS-0.10%

Pinnacle Foods Holding Corp., Sr. Sub. Notes,
  8.25%, 12/01/13 (Acquired 11/20/03; Cost
  $1,385,000)(a)                                 1,385,000        1,475,025
===========================================================================

FOOD RETAIL-0.84%

Ahold Finance USA, Inc., Sr. Unsec. Gtd.
  Unsub. Notes, 8.25%, 07/15/10                  4,630,000        5,116,150
---------------------------------------------------------------------------
  Series 2001, Class A-1, Gtd. Pass Through
  Ctfs., 7.82%, 01/02/20                         7,371,962        7,703,700
===========================================================================
                                                                 12,819,850
===========================================================================

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------

FOREST PRODUCTS-0.10%

Millar Western Forest Products Ltd. (Canada),
  Sr. Notes, 7.75%, 11/15/13 (Acquired
  11/20/03; Cost $1,385,000)(a)                $ 1,385,000   $    1,478,487
===========================================================================

GAS UTILITIES-0.47%

Northwest Pipelines Corp., Unsec. Deb. 6.63%,
  12/01/07                                       1,500,000        1,582,500
---------------------------------------------------------------------------
SEMCO Energy, Inc.,
  Sr. Global Notes, 7.75%, 05/15/13              1,890,000        2,032,544
---------------------------------------------------------------------------
  Sr. Unsec. Global Notes, 7.13%, 05/15/08       1,885,000        1,988,675
---------------------------------------------------------------------------
Southern Natural Gas Co., Sr. Unsec. Global
  Notes, 8.88%, 03/15/10                         1,450,000        1,633,062
===========================================================================
                                                                  7,236,781
===========================================================================

GENERAL MERCHANDISE STORES-0.71%

Couche-Tard US L.P./Couche-Tard Finance
  Corp., Sr. Sub. Notes, 7.50%, 12/15/13
  (Acquired 12/11/03; Cost $2,300,000(a)(b))     2,300,000        2,472,500
---------------------------------------------------------------------------
Pantry, Inc. (The), Sr. Unsec. Gtd. Sub.
  Notes, 10.25%, 10/15/07                        8,100,000        8,424,000
===========================================================================
                                                                 10,896,500
===========================================================================

HEALTH CARE DISTRIBUTORS-0.43%

AmerisourceBergen Corp., Sr. Unsec. Gtd.
  Global Notes, 7.25%, 11/15/12                  4,130,000        4,439,750
---------------------------------------------------------------------------
National Nephrology Associates, Inc., Sr.
  Sub. Notes, 9.00%, 11/01/11 (Acquired
  10/16/03; Cost $910,000)(a)                      910,000          948,675
---------------------------------------------------------------------------
Rotech Healthcare Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 9.50%, 04/01/12                  1,150,000        1,219,000
===========================================================================
                                                                  6,607,425
===========================================================================

HEALTH CARE EQUIPMENT-0.67%

Medex, Inc., Sr. Sub. Notes, 8.88%, 05/15/13
  (Acquired 05/14/03-08/05/03; Cost
  $4,238,900)(a)                                 4,125,000        4,506,562
---------------------------------------------------------------------------
MedQuest Inc.-Series B, Sr. Unsec. Gtd. Sub.
  Notes, 11.88%, 08/15/12                        2,880,000        3,225,600
---------------------------------------------------------------------------
Vicar Operating, Inc., Sr. Unsec. Gtd. Notes,
  9.88%, 12/01/09                                2,300,000        2,547,250
===========================================================================
                                                                 10,279,412
===========================================================================

HEALTH CARE FACILITIES-1.70%

Alderwoods Group, Inc., Sr. Unsec. Gtd.
  Bonds, 12.25%, 01/02/09                        2,140,000        2,407,500
---------------------------------------------------------------------------
Ardent Health Services, LLC, Sr. Sub. Notes,
  10.00%, 08/15/13 (Acquired 08/07/03; Cost
  $1,930,000)(a)                                 1,930,000        2,142,300
---------------------------------------------------------------------------
Genesis HealthCare Corp., Sr. Sub. Notes,
  8.00%, 10/15/13 (Acquired 10/23/03; Cost
  $1,815,000)(a)                                 1,815,000        1,923,900
---------------------------------------------------------------------------
Hanger Orthopedic Group, Inc., Sr. Unsec.
  Gtd. Global Notes, 10.38%, 02/15/09            1,920,000        2,198,400
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
HEALTH CARE FACILITIES-(CONTINUED)

Triad Hospitals, Inc., Sr. Sub. Notes, 7.00%,
  11/15/13 (Acquired 11/06/03; Cost
  $9,200,000)(a)                               $ 9,200,000   $    9,568,000
---------------------------------------------------------------------------
United Surgical Partners International, Inc.,
  Sr. Unsec. Gtd. Sub. Global Notes, 10.00%,
  12/15/11                                       6,840,000        7,866,000
===========================================================================
                                                                 26,106,100
===========================================================================

HEALTH CARE SERVICES-0.26%

Quintiles Transnational Corp., Sr. Sub.
  Notes, 10.00%, 10/01/13 (Acquired 09/12/03;
  Cost $3,750,000)(a)                            3,750,000        3,993,750
===========================================================================

HEALTH CARE SUPPLIES-1.14%

Advanced Medical Optics, Inc., Sr. Unsec.
  Gtd. Sub. Global Notes, 9.25%, 07/15/10        1,386,000        1,545,390
---------------------------------------------------------------------------
DJ Orthopedics LLC/DJ Orthopedics Capital
  Corp., Sr. Unsec. Gtd. Sub. Notes, 12.63%,
  06/15/09                                       5,765,000        6,399,150
---------------------------------------------------------------------------
Fisher Scientific International Inc., Sr.
  Unsec. Sub. Global Notes, 8.13%, 05/01/12      8,790,000        9,504,187
===========================================================================
                                                                 17,448,727
===========================================================================

HOME FURNISHINGS-0.12%

Interface, Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 9.50%, 02/01/14 (Acquired
  01/27/04; Cost $1,840,000)(a)(b)               1,840,000        1,835,400
===========================================================================

HOMEBUILDING-1.20%

Beazer Homes USA, Inc., Sr. Unsec. Gtd.
  Global Notes, 8.38%, 04/15/12                  3,775,000        4,228,000
---------------------------------------------------------------------------
Schuler Homes, Inc. Sr. Unsec. Gtd. Sub.
  Global Notes, 10.50%, 07/15/11                 3,000,000        3,495,000
---------------------------------------------------------------------------
Technical Olympic USA, Inc., Sr. Unsec. Gtd.
  Global Notes, 9.00%, 07/01/10                  2,910,000        3,201,000
---------------------------------------------------------------------------
WCI Communities, Inc.,
  Sr. Sub. Notes, 7.88%, 10/01/13 (Acquired
  09/24/03; Cost $1,860,000)(a)                  1,860,000        1,999,500
---------------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Global Notes, 10.63%,
  02/15/11                                       4,770,000        5,449,725
===========================================================================
                                                                 18,373,225
===========================================================================

HOTELS, RESORTS & CRUISE LINES-3.24%

Hilton Hotels Corp., Sr. Unsec. Notes, 7.63%,
  12/01/12                                       2,140,000        2,402,150
---------------------------------------------------------------------------
HMH Properties Inc.-Series B, Sr. Sec. Gtd.
  Notes, 7.88%, 08/01/08                         5,720,000        5,934,500
---------------------------------------------------------------------------
Intrawest Corp. (Canada),
  Sr. Unsec. Gtd. Global Notes, 10.50%,
  02/01/10                                       8,145,000        9,061,312
---------------------------------------------------------------------------
  Sr. Unsec. Global Notes, 7.50%, 10/15/13       2,720,000        2,869,600
---------------------------------------------------------------------------
Kerzner International Ltd. (Bahamas), Sr.
  Unsec. Gtd. Sub. Global Notes, 8.88%,
  08/15/11                                       4,780,000        5,222,150
---------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------
HOTELS, RESORTS & CRUISE LINES-(CONTINUED)

La Quinta Properties, Inc., Sr. Global Notes,
  8.88%, 03/15/11                              $ 4,830,000   $    5,409,600
---------------------------------------------------------------------------
Royal Caribbean Cruises Ltd. (Liberia), Sr.
  Unsec. Notes, 8.00%, 05/15/10                  2,845,000        3,143,725
---------------------------------------------------------------------------
  Sr. Unsec. Unsub. Global Notes, 8.75%,
  02/02/11                                       7,470,000        8,627,850
---------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.,
  Sr. Gtd. Global Notes, 7.88%, 05/01/12         6,235,000        6,983,200
===========================================================================
                                                                 49,654,087
===========================================================================

HOUSEWARES & SPECIALTIES-0.20%

Jarden Corp., Sr. Unsec. Gtd. Sub. Global
  Notes, 9.75%, 05/01/12                         2,814,000        3,116,505
===========================================================================

INDUSTRIAL CONGLOMERATES-0.44%

Tyco International Group S.A. (Luxembourg)
  -Series A, Sr. Unsec. Gtd. Unsub. Conv.
  Putable Deb., 2.75%, 01/15/08 (Acquired
  01/07/03; Cost $2,334,000)(a)                  2,334,000        2,996,272
---------------------------------------------------------------------------
  -Series B, Sr. Unsec. Gtd. Unsub. Conv.
  Putable Deb., 3.13%, 01/15/15 (Acquired
  01/07/03; Cost $2,674,000)(a)                  2,674,000        3,686,777
===========================================================================
                                                                  6,683,049
===========================================================================

INDUSTRIAL MACHINERY-1.34%

Cabot Safety Corp., Sr. Sub. Notes, 12.50%,
  07/15/05                                       5,630,000        5,714,450
---------------------------------------------------------------------------
Manitowoc Co., Inc. (The), Sr. Unsec. Gtd.
  Sub. Global Notes, 10.50%, 08/01/12            5,720,000        6,549,400
---------------------------------------------------------------------------
Wolverine Tube, Inc., Sr. Notes, 7.38%,
  08/01/08 (Acquired 04/24/03-10/20/03; Cost
  $5,356,881)(a)                                 5,855,000        5,518,337
---------------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 10.50%,
  04/01/09                                       2,725,000        2,827,188
===========================================================================
                                                                 20,609,375
===========================================================================

INTEGRATED OIL & GAS-1.60%

PDVSA Finance Ltd. (Cayman Islands), Global
  Notes, 8.50%, 11/16/12                        15,935,000       15,536,625
---------------------------------------------------------------------------
Petrobras International Finance Co. (Cayman
  Islands), Sr. Unsec. Unsub. Global Notes,
  9.13%, 07/02/13                                8,365,000        9,076,025
===========================================================================
                                                                 24,612,650
===========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-3.66%

FairPoint Communications, Inc.-Series B, Sr.
  Unsec. Sub. Notes, 9.50%, 05/01/08               825,000          825,000
---------------------------------------------------------------------------
LCI International, Inc., Sr. Notes, 7.25%,
  06/15/07                                       4,825,000        4,728,500
---------------------------------------------------------------------------
Madison River Capital LLC/Madison River
  Finance Corp., Sr. Unsec. Notes, 13.25%,
  03/01/10                                       6,010,000        6,580,950
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
INTEGRATED TELECOMMUNICATION SERVICES-(CONTINUED)

NTELOS Inc., Sr. Unsec. Conv. Notes, 9.00%,
  08/15/13 (Acquired 04/10/03; Cost
  $4,950,000)(a)(b)(d)                         $ 4,950,000   $    4,950,000
---------------------------------------------------------------------------
PTC International Finance II S.A.
  (Luxembourg), Sr. Unsec. Gtd. Sub. Yankee
  Notes, 11.25%, 12/01/09                        1,065,000        1,163,513
---------------------------------------------------------------------------
Qwest Capital Funding, Inc.,
  Unsec. Gtd. Global Notes,
  7.00%, 08/03/09                               13,160,000       12,732,300
---------------------------------------------------------------------------
  7.25%, 02/15/11                               18,440,000       17,840,700
---------------------------------------------------------------------------
Qwest Communications International Inc., Sr.
  Floating Rate Notes,
  4.63%, 02/15/09 (Acquired 01/30/04; Cost
  3,680,000)(a)(g)                               3,680,000        3,680,000
---------------------------------------------------------------------------
  7.25%, 02/15/11 (Acquired 01/30/04; Cost
    3,680,000)(a)(g)                             3,680,000        3,654,994
===========================================================================
                                                                 56,155,957
===========================================================================

LEISURE FACILITIES-0.68%

Six Flags, Inc., Sr. Notes, 9.63%, 06/01/14
  (Acquired 12/02/03-12/10/03; Cost
  $6,611,063)(a)                                 6,460,000        6,960,650
---------------------------------------------------------------------------
Universal City Development Partners, Sr.
  Notes, 11.75%, 04/01/10 (Acquired 03/21/03;
  Cost $2,866,186)(a)                            2,900,000        3,447,375
===========================================================================
                                                                 10,408,025
===========================================================================

LEISURE PRODUCTS-0.13%

Bombardier Recreational Products Inc.
  (Canada), Sr. Sub. Notes, 8.38%, 12/15/13
  (Acquired 12/11/03; Cost $1,845,000)(a)(b)     1,845,000        1,974,150
===========================================================================

LIFE & HEALTH INSURANCE-0.12%

Americo Life Inc., Notes, 7.88%, 05/01/13
  (Acquired 04/25/03; Cost $1,877,504)(a)        1,900,000        1,898,157
===========================================================================

MARINE-0.51%

Overseas Shipholding Group, Inc., Sr. Unsec.
  Global Notes, 8.25%, 03/15/13                  5,665,000        6,231,500
---------------------------------------------------------------------------
Stena A.B. (Sweden), Sr. Unsec. Global Notes,
  9.63%, 12/01/12                                1,415,000        1,623,713
===========================================================================
                                                                  7,855,213
===========================================================================

METAL & GLASS CONTAINERS-3.52%

AEP Industries Inc., Sr. Unsec. Sub. Notes,
  9.88%, 11/15/07                                2,045,000        2,121,688
---------------------------------------------------------------------------
Anchor Glass Container Corp., Sr. Sec. Global
  Notes, 11.00%, 02/15/13                        6,490,000        7,658,200
---------------------------------------------------------------------------
BWAY Corp., Sr. Unsec. Gtd. Sub. Global
  Notes, 10.00%, 10/15/10                          800,000          882,000
---------------------------------------------------------------------------
Constar International Inc., Sr. Sub. Notes,
  11.00%, 12/01/12                               2,020,000        1,828,100
---------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------
METAL & GLASS CONTAINERS-(CONTINUED)

Crown European Holdings S.A. (France),
  Sr. Sec. Global Notes, 9.50%, 03/01/11       $ 7,545,000   $    8,525,850
---------------------------------------------------------------------------
  Sr. Sec. Global Notes, 10.88%, 03/01/13        1,000,000        1,180,000
---------------------------------------------------------------------------
Greif Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 8.88%, 08/01/12                         4,775,000        5,264,438
---------------------------------------------------------------------------
Owens-Brockway Glass Container Inc.,
  Sr. Sec. Gtd. Global Notes,
  7.75%, 05/15/11                                2,715,000        2,891,475
---------------------------------------------------------------------------
  8.75%, 11/15/12                                3,900,000        4,329,000
---------------------------------------------------------------------------
Owens-Brockway Glass Container Inc., Sr.
  Unsec. Gtd. Global Notes, 8.25%, 05/15/13      4,150,000        4,523,500
---------------------------------------------------------------------------
Owens-Illinois, Inc., Sr. Unsec. Deb., 7.50%,
  05/15/10                                       3,675,000        3,803,625
---------------------------------------------------------------------------
Plastipak Holdings Inc., Sr. Unsec. Gtd.
  Global Notes, 10.75%, 09/01/11                 4,870,000        5,478,750
---------------------------------------------------------------------------
Pliant Corp., Sr. Sec. Second Lien Global
  Notes, 11.13%, 09/01/09                        3,775,000        3,907,125
---------------------------------------------------------------------------
Stone Container Corp., Sr. Unsec. Global
  Notes, 8.38%, 07/01/12                           165,000          181,500
---------------------------------------------------------------------------
U.S. Can Corp., Sr. Sec. Notes 10.88%,
  07/15/10                                       1,395,000        1,457,775
===========================================================================
                                                                 54,033,026
===========================================================================

MOVIES & ENTERTAINMENT-0.48%

AMC Entertainment Inc., Sr. Unsec. Sub.
  Notes, 9.88%, 02/01/12                         4,000,000        4,440,000
---------------------------------------------------------------------------
River Rock Entertainment Authority, Sr.
  Notes, 9.75%, 11/01/11 (Acquired 11/04/03;
  Cost $1,825,044)(a)                            1,850,000        2,044,250
---------------------------------------------------------------------------
Sun Media Corp. (Canada), Sr. Unsec. Gtd.
  Global Notes, 7.63%, 02/15/13                    825,000          895,125
===========================================================================
                                                                  7,379,375
===========================================================================

MULTI-UTILITIES & UNREGULATED POWER-6.89%

AES Corp. (The),
  Sr. Sec. Second Priority Notes, 8.75%,
  05/15/13 (Acquired 05/01/03-08/12/03; Cost
  $3,664,525)(a)                                 3,700,000        4,093,125
---------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 8.50%, 11/01/07         8,845,000        9,110,350
---------------------------------------------------------------------------
AES Red Oak LLC-Series A, Sr. Sec. Bonds,
  8.54%, 11/30/19                                8,676,973        9,631,441
---------------------------------------------------------------------------
Calpine Canada Energy Finance ULC (Canada),
  Sr. Unsec. Gtd. Notes, 8.50%, 05/01/08         6,295,000        5,161,900
---------------------------------------------------------------------------
Calpine Corp.,
  Sr. Sec. Notes, 8.75%, 07/15/13 (Acquired
  07/10/03-11/07/03; Cost $6,752,525)(a)         6,810,000        6,588,675
---------------------------------------------------------------------------
  Sr. Unsec. Conv. Putable Notes, 4.00%,
  12/26/04                                       3,330,000        3,309,188
---------------------------------------------------------------------------
  Sr. Unsec. Notes, 8.25%, 08/15/05             13,470,000       13,133,250
---------------------------------------------------------------------------
El Paso Production Holding Co., Sr. Unsec.
  Gtd. Global Notes, 7.75%, 06/01/13            10,960,000       10,905,200
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
MULTI-UTILITIES & UNREGULATED POWER-(CONTINUED)

Mirant Americas Generation, LLC, Sr. Unsec.
  Notes, 7.63%, 05/01/06 (Acquired 05/01/03-
  07/10/03; Cost $7,725,725)(b)(f)             $ 9,685,000   $    8,377,525
---------------------------------------------------------------------------
Northwest Pipelines Corp., Sr. Unsec. Gtd.
  Global Notes, 8.13%, 03/01/10                    630,000          693,788
---------------------------------------------------------------------------
NRG Energy, Inc., Sr. Sec. Second Priority
  Notes, 8.00%, 12/15/13 (Acquired 12/17/03-
  01/21/04; Cost $5,530,000)(a)(b)               5,350,000        5,564,000
---------------------------------------------------------------------------
Reliant Energy Mid-Atlantic Power Holdings,
  LLC-Series B, Sr. Unsec. Pass Through
  Ctfs., 9.24%, 07/02/17                         2,956,853        3,385,596
---------------------------------------------------------------------------
Reliant Resources, Inc.,
  Sec. Global Notes, 9.50%, 07/15/13             4,805,000        5,237,450
---------------------------------------------------------------------------
  Sr. Sec. Global Notes, 9.25%, 07/15/10         4,805,000        5,201,413
---------------------------------------------------------------------------
Williams Cos., Inc. (The),
  Sr. Notes, 7.13%, 09/01/11                     9,580,000       10,106,900
---------------------------------------------------------------------------
  Sr. Notes, 8.63%, 06/01/10                     4,665,000        5,178,150
===========================================================================
                                                                105,677,951
===========================================================================

OFFICE ELECTRONICS-0.79%

Xerox Corp.,
  Sr. Unsec. Notes, 7.13%, 06/15/10              3,650,000        3,932,875
---------------------------------------------------------------------------
  7.63%, 06/15/13                                7,545,000        8,148,600
===========================================================================
                                                                 12,081,475
===========================================================================

OFFICE SERVICES & SUPPLIES-0.33%

IOS Capital, Inc., Sr. Unsec. Notes, 7.25%,
  06/30/08                                       2,920,000        3,157,250
---------------------------------------------------------------------------
Moore North America Finance Inc., Sr. Notes,
  7.88%, 01/15/11                                1,650,000        1,864,500
===========================================================================
                                                                  5,021,750
===========================================================================

OIL & GAS DRILLING-0.35%

Pride International, Inc., Sr. Unsec. Notes,
  10.00%, 06/01/09                               5,000,000        5,362,500
===========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.26%

Grant Prideco Escrow Corp., Sr. Unsec. Gtd.
  Global Notes, 9.00%, 12/15/09                  2,740,000        3,096,200
---------------------------------------------------------------------------
Grant Prideco, Inc.-Series B, Sr. Unsec. Gtd.
  Global Notes, 9.63%, 12/01/07                  1,475,000        1,696,250
---------------------------------------------------------------------------
GulfMark Offshore, Inc., Sr. Unsec. Gtd.
  Notes, 8.75%, 06/01/08                         3,600,000        3,717,000
---------------------------------------------------------------------------
Hanover Compressor Co.,
  Sr. Notes, 8.63%, 12/15/10                     1,845,000        1,983,375
---------------------------------------------------------------------------
  Sub. Disc. Notes, 11.00%, 03/31/07(h)          1,850,000        1,406,000
---------------------------------------------------------------------------
SESI, LLC, Sr. Unsec. Gtd. Global Notes,
  8.88%, 05/15/11                                6,815,000        7,462,425
===========================================================================
                                                                 19,361,250
===========================================================================

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------

OIL & GAS EXPLORATION & PRODUCTION-0.12%

Vintage Petroleum, Inc., Sr. Unsec. Global
  Notes, 8.25%, 05/01/12                       $ 1,685,000   $    1,878,775
===========================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-2.02%

CITGO Petroleum Corp., Sr. Unsec. Global
  Notes, 11.38%, 02/01/11                        9,530,000       11,483,650
---------------------------------------------------------------------------
El Paso CGP Co., Unsec. Notes, 7.75%,
  06/15/10                                       2,990,000        2,821,813
---------------------------------------------------------------------------
GulfTerra Energy Partners, L.P.,
  Sr. Unsec. Global Notes, 6.25%, 06/01/10       2,805,000        2,938,238
---------------------------------------------------------------------------
  Series B, Sr. Unsec. Gtd. Sub. Global
  Notes, 8.50%, 06/01/11                         6,801,000        7,753,140
---------------------------------------------------------------------------
Premcor Refining Group Inc. (The),
  Sr. Unsec. Global Notes,
  7.50%, 06/15/15                                3,740,000        4,034,525
---------------------------------------------------------------------------
  9.50%, 02/01/13                                1,665,000        1,950,131
===========================================================================
                                                                 30,981,497
===========================================================================

PACKAGED FOODS & MEATS-1.04%

Burns Philip Capital Property Ltd./Burns
  Philip Capital U.S., Inc., Sr. Unsec.
  Notes, 9.50%, 11/15/10 (Acquired 08/21/03;
  Cost $3,615,300)(a)                            3,510,000        3,798,487
---------------------------------------------------------------------------
Del Monte Corp., Sr. Unsec. Sub. Global
  Notes, 8.63%, 12/15/12                         1,505,000        1,685,600
---------------------------------------------------------------------------
Dole Food Co., Inc., Sr. Unsec. Global Notes,
  8.88%, 03/15/11                                9,485,000       10,504,638
===========================================================================
                                                                 15,988,725
===========================================================================

PAPER PACKAGING-0.26%

Jefferson Smurfit Corp., Sr. Unsec. Gtd.
  Unsub. Global Notes, 7.50%, 06/01/13           3,775,000        3,982,625
===========================================================================

PAPER PRODUCTS-2.05%

Appleton Papers Inc.-Series B, Sr. Unsec.
  Gtd. Sub. Global Notes, 12.50%, 12/15/08       1,490,000        1,698,600
---------------------------------------------------------------------------
Bowater Inc., Global Notes, 6.50%, 06/15/13      8,220,000        8,044,010
---------------------------------------------------------------------------
Cascades Inc. (Canada), Sr. Unsec. Global
  Notes, 7.25%, 02/15/13                         5,455,000        5,891,400
---------------------------------------------------------------------------
Georgia-Pacific Corp.,
  Sr. Gtd. Global Notes, 7.38%, 07/15/08         3,850,000        4,138,750
---------------------------------------------------------------------------
  Sr. Notes, 8.00%, 01/15/24 (Acquired
  12/04/03; Cost $2,770,000)(a)(b)               2,770,000        2,866,950
---------------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes,
  8.88%, 02/01/10                                5,320,000        6,091,400
---------------------------------------------------------------------------
  9.38%, 02/01/13                                1,625,000        1,860,625
---------------------------------------------------------------------------
Norske Skog Canada Ltd. (Canada)-Series D,
  Sr. Unsec. Gtd. Global Notes, 8.63%,
  06/15/11                                         800,000          848,000
===========================================================================
                                                                 31,439,735
===========================================================================

---------------------------------------------------------------------------
                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE

PERSONAL PRODUCTS-0.94%

Central Garden & Pet Co., Sr. Unsec. Gtd.
  Sub. Global Notes, 9.13%, 02/01/13           $ 1,440,000   $    1,623,600
---------------------------------------------------------------------------
Elizabeth Arden, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 7.75%, 01/15/14 (Acquired 01/08/04;
  Cost $6,450,000)(a)(b)                         6,450,000        6,643,500
---------------------------------------------------------------------------
Herbalife International, Inc., Sr. Unsec.
  Gtd. Sub. Global Notes, 11.75%, 07/15/10       5,270,000        6,139,550
===========================================================================
                                                                 14,406,650
===========================================================================

PHARMACEUTICALS-1.42%

aaiPharma Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 11.00%, 04/01/10                        7,950,000        9,102,750
---------------------------------------------------------------------------
Athena Neurosciences Finance, LLC., Sr.
  Unsec. Gtd. Unsub. Notes, 7.25%, 02/21/08     10,105,000        9,801,850
---------------------------------------------------------------------------
Valeant Pharmaceuticals International, Sr.
  Notes, 7.00%, 12/15/11 (Acquired 12/09/03;
  Cost $2,781,100)(a)(b)                         2,765,000        2,861,775
===========================================================================
                                                                 21,766,375
===========================================================================

PUBLISHING-1.04%

Dex Media East LLC/Dex Media East Finance
  Co., Sr. Unsec. Gtd. Global Notes, 9.88%,
  11/15/09                                       1,175,000        1,339,500
---------------------------------------------------------------------------
Dex Media Inc., Disc. Notes, 9.00%, 11/15/13
  (Acquired 11/03/03; Cost $1,781,498)(a)(e)     2,770,000        1,918,225
---------------------------------------------------------------------------
Medianews Group Inc., Sr. Sub. Notes, 6.88%,
  10/01/13 (Acquired 11/20/03; Cost
  $3,201,996)(a)                                 3,230,000        3,310,750
---------------------------------------------------------------------------
PRIMEDIA Inc., Sr. Notes, 8.00%, 05/15/13
  (Acquired 05/08/03-08/18/03; Cost
  $7,600,681)(a)                                 7,665,000        7,818,300
===========================================================================
Von Hoffmann Corp., Sr. Unsec. Gtd. Notes,
  10.25%, 03/15/09 (Acquired 10/07/03; Cost
  $1,518,875)(a)                                 1,450,000        1,566,000
===========================================================================
                                                                 15,952,775
===========================================================================

RAILROADS-1.06%

Grupo Transportacion Ferroviaria Mexicana,
  S.A. de C.V. (Mexico), Sr. Gtd. Yankee
  Notes, 10.25%, 06/15/07                        3,395,000        3,564,750
---------------------------------------------------------------------------
  Sr. Unsec. Gtd. Yankee Deb., 11.75%,
  06/15/09                                       8,223,000        8,469,690
---------------------------------------------------------------------------
Kansas City Southern Railway, Sr. Unsec. Gtd.
  Global Notes, 9.50%, 10/01/08                  3,829,000        4,312,411
===========================================================================
                                                                 16,346,851
===========================================================================

REAL ESTATE-1.22%

Host Marriott L.P.
  Series G, Sr. Gtd. Global Notes, 9.25%,
  10/01/07                                       5,400,000        6,061,500
---------------------------------------------------------------------------
  Series I, Unsec. Gtd. Global Notes, 9.50%,
  01/15/07                                       1,420,000        1,592,175
---------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------
REAL ESTATE-(CONTINUED)

iStar Financial Inc.,
  Sr. Unsec. Notes,
  6.50%, 12/15/13                              $ 3,690,000   $    3,828,375
---------------------------------------------------------------------------
  8.75%, 08/15/08                                  615,000          705,713
---------------------------------------------------------------------------
MeriStar Hospitality Corp., Sr. Unsec. Gtd.
  Global Notes, 9.13%, 01/15/11                  4,570,000        4,889,900
---------------------------------------------------------------------------
Ventas Realty L.P./Ventas Capital Corp., Sr.
  Unsec. Gtd. Global Notes, 8.75%, 05/01/09      1,525,000        1,700,375
===========================================================================
                                                                 18,778,038
===========================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.13%

LNR Property Corp., Sr. Sub. Notes, 7.25%,
  10/15/13 (Acquired 10/15/03; Cost
  $1,850,000)(a)                                 1,850,000        1,970,250
===========================================================================

REGIONAL BANKS-0.55%

Western Financial Bank, Unsec. Sub. Deb.,
  8.88%, 08/01/07                                   95,000           97,375
---------------------------------------------------------------------------
  9.63%, 05/15/12                                7,225,000        8,308,750
===========================================================================
                                                                  8,406,125
===========================================================================

SEMICONDUCTOR EQUIPMENT-0.13%

Amkor Technology, Inc., Sr. Unsec. Global
  Notes, 7.75%, 05/15/13                         1,880,000        2,011,600
===========================================================================

SEMICONDUCTORS-0.36%

Viasystems Inc., Sr. Sub. Notes, 10.50%,
  01/15/11 (Acquired 12/12/03-01/05/04; Cost
  $5,146,163)(a)(b)                              5,005,000        5,580,575
===========================================================================

SOFT DRINKS-0.06%

Cott Beverages Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 8.00%, 12/15/11                    850,000          935,000
===========================================================================

SPECIALTY CHEMICALS-3.27%

Huntsman Advanced Materials LLC, Sr. Sec.
  Second Lien Notes, 11.00%, 07/15/10
  (Acquired 06/23/03; Cost $2,730,000)(a)        2,730,000        3,105,375
---------------------------------------------------------------------------
Huntsman International LLC, Sr. Unsec. Gtd.
  Global Notes, 9.88%, 03/01/09                 12,790,000       14,005,050
---------------------------------------------------------------------------
Huntsman LLC, Sr. Gtd. Notes, 11.63%,
  10/15/10 (Acquired 09/16/03-12/03/03; Cost
  $5,044,112)(a)                                 5,095,000        5,375,225
---------------------------------------------------------------------------
Millennium America Inc.,
  Sr. Notes, 9.25%, 06/15/08 (Acquired
  04/22/03-11/12/03; Cost $2,860,913)(a)         2,680,000        2,948,000
---------------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 9.25%,
  06/15/08                                       1,285,000        1,413,500
---------------------------------------------------------------------------
Nalco Finance Holdings Inc., Sr. Disc. Notes,
  9.00%, 02/01/14 (Acquired 01/15/04; Cost
  $5,318,658)(a)(b)(e)                           8,280,000        5,299,200
---------------------------------------------------------------------------
OM Group, Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 9.25%, 12/15/11                         9,355,000        9,775,975
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
SPECIALTY CHEMICALS-(CONTINUED)

Resolution Performance Products LLC, Sec.
  Notes, 8.00%, 12/15/09 (Acquired 12/17/03;
  Cost $350,000)(a)(b)                         $   350,000   $      362,250
---------------------------------------------------------------------------
Rhodia S.A. (France), Sr. Notes, 7.63%,
  06/01/10 (Acquired 05/20/03; Cost
  $1,860,000)(a)                                 1,860,000        1,748,400
---------------------------------------------------------------------------
Westlake Chemical Corp., Sr. Unsec. Gtd.
  Global Notes, 8.75%, 07/15/11                  5,585,000        6,087,650
===========================================================================
                                                                 50,120,625
===========================================================================

SPECIALTY STORES-0.68%

CSK Auto Inc., Sr. Gtd. Sub. Notes, 7.00%,
  01/15/14 (Acquired 01/09/04; Cost
  $2,300,000)(a)(b)                              2,300,000        2,334,500
---------------------------------------------------------------------------
Petco Animal Supplies Inc., Sr. Unsec. Gtd.
  Sub. Global Notes, 10.75%, 11/01/11            4,740,000        5,664,300
---------------------------------------------------------------------------
Petro Stopping Centers L.P., Sr. Unsec.
  Notes, 10.50%, 02/01/07                        2,400,000        2,466,000
===========================================================================
                                                                 10,464,800
===========================================================================

STEEL-0.79%

IPSCO, Inc. (Canada), Sr. Global Notes,
  8.75%, 06/01/13                                5,935,000        6,780,738
---------------------------------------------------------------------------
MMI Products, Inc.-Series B, Sr. Unsec. Sub.
  Notes, 11.25%, 04/15/07                        6,150,000        5,289,000
===========================================================================
                                                                 12,069,738
===========================================================================

TRUCKING-0.38%

Laidlaw International Inc., Sr. Notes,
  10.75%, 06/15/11 (Acquired 05/22/03-
  11/20/03; Cost $5,487,752)(a)                  5,045,000        5,801,750
===========================================================================

WIRELESS TELECOMMUNICATION SERVICES-7.30%

AirGate PCS, Inc., Sr. Sub. Disc. Notes,
  13.50%, 10/01/09(e)(i)                         9,975,000        9,426,375
---------------------------------------------------------------------------
Alamosa (Delaware), Inc., Sr. Unsec. Gtd.
  Disc. Notes, 12.00%, 07/31/09(e)               5,113,000        4,678,395
---------------------------------------------------------------------------
American Tower Corp., Sr. Global Notes,
  9.38%, 02/01/09                                9,905,000       10,573,588
---------------------------------------------------------------------------
American Tower Escrow Corp., Unsec. Disc.
  Global Notes, 8.00%, 08/01/08(h)               7,220,000        5,072,050
---------------------------------------------------------------------------
Centennial Communications Corp./Centennial
  Cellular Operating Co.,
  Sr. Notes, 8.13%, 02/01/14 (Acquired
  01/16/04; Cost $1,750,000)(a)(b)               1,750,000        1,723,750
---------------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 10.13%,
  06/15/13                                       8,380,000        9,092,300
---------------------------------------------------------------------------
Crown Castle International Corp., Sr. Global
  Notes, 9.38%, 08/01/11                         4,500,000        4,995,000
---------------------------------------------------------------------------
Dobson Communications Corp., Sr. Global
  Notes, 8.88%, 10/01/13                         5,565,000        5,787,600
---------------------------------------------------------------------------
Horizon PCS, Inc., Sr. Unsec. Gtd. Disc.
  Global Notes, 14.00%, 10/01/10 (Acquired
  09/19/00-10/12/01; Cost
  $2,606,889)(b)(e)(f)                           5,150,000        1,545,000
---------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES-(CONTINUED)

Innova S. de R.L. (Mexico), Notes, 9.38%,
  09/19/13 (Acquired 09/12/03-12/02/03; Cost
  $9,311,744)(a)                               $ 9,205,000   $    9,872,363
---------------------------------------------------------------------------
iPCS, Inc., Sr. Unsec. Disc. Notes, 14.00%,
  07/15/10 (Acquired 06/30/00-11/08/01; Cost
  $3,623,101)(b)(e)(f)                           6,335,000        1,678,775
---------------------------------------------------------------------------
IWO Holdings, Inc., Sr. Unsec. Gtd. Global
  Notes, 14.00%, 01/15/11                       10,740,000        2,309,100
---------------------------------------------------------------------------
Millicom International Cellular S.A.
  (Luxembourg), Sr. Unsec. Notes, 10.00%,
  12/01/13 (Acquired 11/19/03; Cost
  $925,000)(a)                                     925,000          971,250
---------------------------------------------------------------------------
Nextel Communications, Inc., Sr. Unsec.
  Notes, 7.38%, 08/01/15                         4,410,000        4,740,750
---------------------------------------------------------------------------
Nextel Partners, Inc., Sr. Global Notes,
  8.13%, 07/01/11                                3,710,000        3,914,050
---------------------------------------------------------------------------
NII Holdings Ltd. (Cayman Islands), Sr. Sec.
  Disc. Euro Notes, 13.00%, 11/01/09(e)          1,012,189        1,047,616
---------------------------------------------------------------------------
Rural Cellular Corp., Sr. Unsec. Global
  Notes, 9.88%, 02/01/10                         6,505,000        6,927,825
---------------------------------------------------------------------------
SBA Communications Corp., Sr. Unsec. Global
  Notes, 10.25%, 02/01/09                        8,845,000        8,933,450
---------------------------------------------------------------------------
SBA Telecommunications Inc./SBA
  Communications Corp., Sr. Disc. Notes,
  9.75%, 12/15/11 (Acquired
  12/08/03-01/30/04; Cost
  $4,377,615)(a)(b)(e)                           6,255,000        4,503,600
---------------------------------------------------------------------------
UbiquiTel Operating Co., Sr. Unsec. Gtd.
  Disc. Global Notes, 14.00%, 05/15/10(e)        3,102,000        2,892,615
---------------------------------------------------------------------------
US Unwired Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Disc. Notes, 13.38%, 11/01/09(e)          6,935,000        6,276,175
---------------------------------------------------------------------------
Western Wireless Corp., Sr. Unsec. Global
  Notes, 9.25%, 07/15/13                         4,650,000        5,045,250
===========================================================================
                                                                112,006,877
===========================================================================
    Total Bonds & Notes (Cost $1,309,308,224)                 1,383,372,540
===========================================================================

WARRANTS & OTHER EQUITY INTERESTS-5.75%

ALTERNATIVE CARRIERS-0.00%

KMC Telecom Holdings, Inc.-Wts.,
  expiring 01/31/08(j)                                  35                9
---------------------------------------------------------------------------
WAM!NET Inc.-Wts., expiring 03/01/05(j)             17,100              171
===========================================================================
                                                                        180
===========================================================================

BROADCASTING & CABLE TV-2.16%

CSC Holdings, Inc.-Series M, 11.13% Pfd            106,050       11,214,788
---------------------------------------------------------------------------
Knology, Inc.-Wts., expiring 10/22/07
  (Acquired 03/12/98-02/01/00; Cost
  $270)(a)(b)(d)(j)                                 47,295                0
---------------------------------------------------------------------------
Knology, Inc.(k)                                    64,931          694,763
---------------------------------------------------------------------------
NTL Inc.(k)                                         91,503        6,070,309
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                                                                 MARKET
                                                 SHARES          VALUE
BROADCASTING & CABLE TV-(CONTINUED)

UnitedGlobalCom, Inc.
  Class A(k)                                     1,442,463   $   13,703,399
---------------------------------------------------------------------------
  Rts.(j)                                          403,890        1,353,030
---------------------------------------------------------------------------
XM Satellite Radio Inc.-Wts.,
  expiring 03/15/10(j)                               3,750          206,250
===========================================================================
                                                                 33,242,539
===========================================================================

COMMUNICATIONS EQUIPMENT-0.00%

Loral Space & Communications, Ltd.-Wts.,
  expiring 12/26/06(j)                              74,000            2,220
===========================================================================

CONSTRUCTION MATERIALS-0.00%

Dayton Superior Corp.-Wts., expiring 06/15/09
  (Acquired 08/07/00-01/30/01; Cost
  $10,000)(a)(b)(j)                                 10,780               11
===========================================================================

GENERAL MERCHANDISE STORES-0.01%

Travelcenters, of America, Inc.
  -Wts., expiring 05/01/09 (Acquired
  01/29/01; Cost $0)(a)(b)(j)                       14,700           77,175
---------------------------------------------------------------------------
  -Wts., expiring 05/01/09(j)                        4,900           25,725
===========================================================================
                                                                    102,900
===========================================================================

HOME FURNISHINGS-0.00%

O'Sullivan Industries, Inc.
  Series B, Pfd. Wts., expiring 11/15/09
  (Acquired 06/13/00; Cost $0)(a)(b)(j)             21,155                0
---------------------------------------------------------------------------
  Wts., expiring 11/15/09 (Acquired 06/13/00;
  Cost $0)(a)(b)(j)                                 21,155                0
===========================================================================
                                                                          0
===========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.64%

McLeodUSA Inc.-Wts., expiring 04/16/07(j)          117,164           97,246
---------------------------------------------------------------------------
NTELOS Inc.
  (Acquired 09/10/03; Cost
  $5,437,500)(a)(b)(d)(k)                          246,764        5,330,103
---------------------------------------------------------------------------
  Wts., expiring 08/15/10 (Acquired 07/21/00-
  11/15/00; Cost $214,160)(a)(b)(j)                 33,035              330
---------------------------------------------------------------------------
XO Communications, Inc.(k)                         528,477        3,863,167
---------------------------------------------------------------------------
  Series A, Wts., expiring 01/16/10(j)              68,148          238,518
---------------------------------------------------------------------------
  Series B, Wts., expiring 01/16/10(j)              51,111          153,333
---------------------------------------------------------------------------
  Series C, Wts., expiring 01/16/10(j)              51,111          122,666
===========================================================================
                                                                  9,805,363
===========================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.68%

AES Trust VII-$3.00 Conv. Pfd.                     226,045       10,454,581
===========================================================================

PUBLISHING-0.69%

PRIMEDIA Inc.
  Series D, 10.00% Pfd.                             70,250        6,954,750
---------------------------------------------------------------------------
  Series F, 9.20% Pfd.                              37,800        3,600,450
===========================================================================
                                                                 10,555,200
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

RAILROADS-0.07%

RailAmerica Inc.-Wts., expiring 08/15/10
  (Acquired 10/05/00; Cost $0)(a)(b)(j)             15,525   $    1,042,038
===========================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.50%

Alamosa Holdings, Inc.-Series B, Conv. Pfd.
  $18.75                                             6,433        2,960,801
---------------------------------------------------------------------------
American Tower Corp.-Wts., expiring 08/01/08
  (Acquired 01/22/03-04/29/03; Cost
  $414,167)(a)(b)(j)                                 7,220        1,063,145
---------------------------------------------------------------------------
Horizon PCS, Inc.-Wts., expiring 10/01/10
  (Acquired 05/02/01; Cost $0)(a)(b)(j)             29,480              295
---------------------------------------------------------------------------
iPCS, Inc.-Wts., expiring 07/15/10 (Acquired
  01/29/01; Cost $0)(a)(b)(j)                        6,880               69
---------------------------------------------------------------------------
IWO Holdings Inc.-Wts., expiring 01/15/11
  (Acquired 08/24/01; Cost $0)(a)(b)(j)             14,340              143
---------------------------------------------------------------------------
NII Holdings Inc.-Class B(k)                       109,549       10,432,351
---------------------------------------------------------------------------
SpectraSite, Inc.(k)                               233,224        8,535,998
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                                                                 MARKET
                                                 SHARES          VALUE
WIRELESS TELECOMMUNICATION SERVICES-(CONTINUED)

UbiquiTel Inc.-Wts., expiring 04/15/10
  (Acquired 08/10/00; Cost $0)(a)(b)(j)             27,680   $          277
===========================================================================
                                                                 22,993,079
===========================================================================
    Total Warrants & Other Equity Interests
      (Cost $64,655,499)                                         88,198,111
===========================================================================

MONEY MARKET FUNDS-2.98%

Liquid Assets Portfolio(l)                      22,908,549       22,908,549
---------------------------------------------------------------------------
STIC Prime Portfolio(l)                         22,908,549       22,908,549
===========================================================================
    Total Money Market Funds (Cost
      $45,817,098)                                               45,817,098
===========================================================================
TOTAL INVESTMENTS-98.89% (Cost
  $1,419,780,821)                                             1,517,387,749
===========================================================================
OTHER ASSETS LESS LIABILITIES-1.11%                              17,041,005
===========================================================================
NET ASSETS-100.00%                                           $1,534,428,754
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

Conv.   - Convertible
Ctfs.   - Certificates
Deb.    - Debentures
Disc.   - Discounted
Gtd.    - Guaranteed
Pfd.    - Preferred
PHONES  - Participation Hybrid Option
        Notes
PIK     - Payment in Kind
Rts.    - Rights
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated
Wts.    - Warrants

Notes to Schedule of Investments:

(a) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 01/31/04 was $262,284,929, which represented 17.09% of the Fund's net assets. Not considered to be illiquid unless otherwise indicated.
(b) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at 01/31/04 was $80,205,311 which represented 5.23% of the Fund's net assets.
(c) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(d) Security fair valued in accordance with the procedures established by the Board of Trustees.
(e) Discounted bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(f) Defaulted security. Issuer has filed for protection under Chapter 11 of the U.S. Bankruptcy Code.
(g) Interest rates are redetermined quarterly. Rates shown are rates in effect on 01/31/04.
(h) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(i) Consists of more than one class of securities traded together as a unit.
(j) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(k) Non-income producing security.
(l) The money market fund and the Fund are affiliated by having the same advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2004
(Unaudited)

ASSETS:

Investments, at market value (cost
  $1,373,963,723)                            $ 1,471,570,651
------------------------------------------------------------
Investments in affiliated money market
  funds (cost $45,817,098)                        45,817,098
------------------------------------------------------------
  Total investments (cost $1,419,780,821)      1,517,387,749
------------------------------------------------------------
Cash                                               2,621,811
------------------------------------------------------------
Receivables for:
  Investments sold                                29,018,109
------------------------------------------------------------
  Fund shares sold                                 1,736,494
------------------------------------------------------------
  Dividends and interest                          27,751,660
------------------------------------------------------------
  Investments matured (Note 8)                         6,000
------------------------------------------------------------
  Amount due from advisor                             36,533
------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                   208,204
------------------------------------------------------------
Other assets                                         147,401
============================================================
    Total assets                               1,578,913,961
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           23,517,078
------------------------------------------------------------
  Fund shares reacquired                          15,571,255
------------------------------------------------------------
  Dividends                                        3,314,714
------------------------------------------------------------
  Deferred compensation and retirement
    plans                                            319,931
------------------------------------------------------------
Accrued distribution fees                            708,439
------------------------------------------------------------
Accrued trustees' fees                                 1,263
------------------------------------------------------------
Accrued transfer agent fees                          819,658
------------------------------------------------------------
Accrued operating expenses                           232,869
============================================================
    Total liabilities                             44,485,207
============================================================
Net assets applicable to shares outstanding  $ 1,534,428,754
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                $ 3,344,906,282
------------------------------------------------------------
Undistributed net investment income               (2,800,989)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                       (1,905,283,467)
------------------------------------------------------------
Unrealized appreciation of investment
  securities                                      97,606,928
============================================================
                                             $ 1,534,428,754
____________________________________________________________
============================================================

NET ASSETS:

Class A                                      $   632,985,736
____________________________________________________________
============================================================
Class B                                      $   528,072,013
____________________________________________________________
============================================================
Class C                                      $    99,854,404
____________________________________________________________
============================================================
Investor Class                               $   273,516,601
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          140,841,922
____________________________________________________________
============================================================
Class B                                          117,131,566
____________________________________________________________
============================================================
Class C                                           22,231,241
____________________________________________________________
============================================================
Investor Class                                    60,847,386
____________________________________________________________
============================================================
Class A:
  Net asset value per share                  $          4.49
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $4.49 divided by
      95.25%)                                $          4.71
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                    $          4.51
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                    $          4.49
____________________________________________________________
============================================================
Investor Class:
  Net asset value and offering price per
    share                                    $          4.50
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended January 31, 2004
(Unaudited)

INVESTMENT INCOME:

Interest                                                      $ 59,806,256
--------------------------------------------------------------------------
Dividends                                                        2,722,862
--------------------------------------------------------------------------
Dividends from affiliated money market funds                       188,637
==========================================================================
    Total investment income                                     62,717,755
==========================================================================

EXPENSES:

Advisory fees                                                    3,541,354
--------------------------------------------------------------------------
Administrative services fees                                       171,766
--------------------------------------------------------------------------
Custodian fees                                                      67,636
--------------------------------------------------------------------------
Distribution fees
  Class A                                                          773,902
--------------------------------------------------------------------------
  Class B                                                        2,653,477
--------------------------------------------------------------------------
  Class C                                                          433,377
--------------------------------------------------------------------------
  Investor Class                                                   170,437
--------------------------------------------------------------------------
Transfer agent fees                                              1,548,040
--------------------------------------------------------------------------
Trustees' fees                                                      14,058
--------------------------------------------------------------------------
Other                                                              388,293
==========================================================================
    Total expenses                                               9,762,340
==========================================================================
Less: Fees waived and expense offset arrangements                  (25,074)
==========================================================================
    Net expenses                                                 9,737,266
==========================================================================
Net investment income                                           52,980,489
==========================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES:

Net realized gain from investment securities                    23,908,207
--------------------------------------------------------------------------
Change in net unrealized appreciation of investment
  securities                                                   106,424,521
==========================================================================
Net gain from investment securities                            130,332,728
==========================================================================
Net increase in net assets resulting from operations          $183,313,217
__________________________________________________________________________
==========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended January 31, 2004 and the year ended July 31, 2003 (Unaudited)

                                                               JANUARY 31,         JULY 31,
                                                                   2004              2003
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   52,980,489    $   95,342,128
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities             23,908,207      (164,599,730)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                   106,424,521       278,571,487
==============================================================================================
    Net increase in net assets resulting from operations         183,313,217       209,313,885
==============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (26,347,010)      (48,175,551)
----------------------------------------------------------------------------------------------
  Class B                                                        (20,624,803)      (41,662,189)
----------------------------------------------------------------------------------------------
  Class C                                                         (3,403,412)       (4,898,704)
----------------------------------------------------------------------------------------------
  Investor Class                                                  (6,095,393)               --
==============================================================================================
    Decrease in net assets resulting from distributions          (56,470,618)      (94,736,444)
==============================================================================================
Share transactions-net:
  Class A                                                         27,819,543        68,038,018
----------------------------------------------------------------------------------------------
  Class B                                                        (49,817,912)       13,140,786
----------------------------------------------------------------------------------------------
  Class C                                                         19,948,441        16,219,386
----------------------------------------------------------------------------------------------
  Investor Class                                                 260,218,166                --
==============================================================================================
    Net increase in net assets resulting from share
     transactions                                                258,168,238        97,398,190
==============================================================================================
    Net increase in net assets                                   385,010,837       211,975,631
==============================================================================================

NET ASSETS:

  Beginning of period                                          1,149,417,917       937,442,286
==============================================================================================
  End of period (including undistributed net investment
    income (loss) of $(2,800,989) and $689,140 for 2004 and
    2003, respectively)                                       $1,534,428,754    $1,149,417,917
______________________________________________________________________________________________
==============================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

January 31, 2004
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM High Yield Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve a high level of current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end, and as such, the net asset value for shareholder transactions may be different than the net asset value reported in these financial statements. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. REDEMPTION FEES -- Effective November 24, 2003, the Fund instituted a 2% redemption fee on certain share classes that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is accounted for as an addition to paid-in-capital by the Fund and is allocated among the share classes based on the relative net assets of each class.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.625% on the first $200 million of the Fund's average daily net assets, plus 0.55% on the next $300 million of the Fund's average daily net assets, plus 0.50% on the next $500 million of the Fund's average daily net assets, plus 0.45% on the Fund's average daily net assets in excess of $1 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. For the six months ended January 31, 2004, AIM waived fees of $4,489.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended January 31, 2004, AIM was paid $171,766 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the six months ended January 31, 2004, AISI retained $625,123 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class B and Class C Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. The Fund, pursuant to the Investor Class Plan, pays AIM Distributors for its actual expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Pursuant to the Plans, for the six months ended January 31, 2004, the Class A, Class B, Class C and Investor Class shares paid $773,902, $2,653,477, $433,377 and $170,437, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended January 31, 2004, AIM Distributors retained $81,183 in front-end sales commissions from the sale of Class A shares and $528,051, $2,510 and $9,672 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.


NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees to invest daily available cash balances in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended January 31, 2004.

                                                                 UNREALIZED
                MARKET VALUE     PURCHASES     PROCEEDS FROM    APPRECIATION    MARKET VALUE   DIVIDEND     REALIZED
FUND             07/31/2003       AT COST          SALES       (DEPRECIATION)    01/31/2004     INCOME    GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio     $        --    $ 175,815,959   $(152,907,410)   $         --    $22,908,549    $94,745    $         --
----------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio              --      175,815,959   (152,907,410)              --    $22,908,549     93,892              --
======================================================================================================================
                $        --    $ 351,631,918   $(305,814,820)   $         --    $45,817,098    $188,637   $         --
______________________________________________________________________________________________________________________
======================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts and custodian credits resulting from periodic overnight cash balances at the custodian. For the six months ended January 31, 2004, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $6,700 and reductions in custodian fees of $13,885 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $20,585.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    During the six months ended January 31, 2004, the Fund paid legal fees of $4,498 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.
NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended January 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be updated at the Fund's fiscal year-end.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
------------------------------------------------------------
July 31, 2006                                 $  115,531,161
------------------------------------------------------------
July 31, 2007                                    297,433,797
------------------------------------------------------------
July 31, 2008                                    303,063,104
------------------------------------------------------------
July 31, 2009                                    150,303,692
------------------------------------------------------------
July 31, 2010                                    473,407,401
------------------------------------------------------------
July 31, 2011                                    495,360,561
============================================================
Total capital loss carryforward               $1,835,099,716
____________________________________________________________
============================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended January 31, 2004 was $504,697,210 and $646,658,479, respectively.

    Receivable for investments matured represents the estimated proceeds to the Fund by Candescent Technologies Corp. which is in default with respect to the principal payments on $600,000 par value, Senior Unsecured Guaranteed Subordinated Debentures, 8.00%, which was due May 1, 2003. This estimate was determined in accordance with the fair valuation procedures authorized by the Board of Trustees.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
           INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                        $ 99,553,304
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (54,231,140)
===========================================================
Net unrealized appreciation (depreciation) of
  investment securities                        $ 45,322,164
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $1,472,065,585.

NOTE 9--SHARE INFORMATION

The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C and Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Investor Class shares are sold at net asset value. Under some circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                               CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------------
                                                                    SIX MONTHS ENDED                    YEAR ENDED
                                                                    JANUARY 31, 2004                   JULY 31, 2003
                                                              ----------------------------     -----------------------------
                                                                SHARES          AMOUNT            SHARES          AMOUNT
----------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      60,724,311    $ 251,259,827      163,631,121    $ 631,077,903
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      12,501,959       53,145,245       30,851,723      117,940,158
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                       6,503,962       27,871,437       12,379,160       47,768,358
----------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                             2,207,228        9,650,657               --               --
============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       3,868,577       16,683,474        7,455,053       28,454,055
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                       2,503,290       10,831,845        5,176,658       19,722,338
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                         545,095        2,358,560          768,448        2,934,254
----------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                             1,172,152        5,172,967               --               --
============================================================================================================================
Issued in connection with acquisitions:
  Class A                                                       3,472,810(b)    14,863,501(b)     8,999,611(c)    37,602,120(c)
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                         625,758(b)     2,692,622(b)    10,480,525(c)    43,922,476(c)
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                       3,933,894(b)    16,848,468(b)     1,949,995(c)     8,144,636(c)
----------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                            67,146,021(b)   287,723,965(b)            --               --
============================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       7,814,824       33,346,772        7,570,103       29,132,839
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (7,790,026)     (33,346,772)      (7,535,951)     (29,132,839)
============================================================================================================================
Reacquired:
  Class A                                                     (68,317,378)    (288,334,031)    (167,318,004)    (658,228,899)
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (19,481,424)     (83,140,852)     (36,609,427)    (139,311,347)
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (6,320,674)     (27,130,024)     (11,045,541)     (42,627,862)
----------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                            (9,678,015)     (42,329,423)              --               --
============================================================================================================================
                                                               61,432,364    $ 258,168,238(d)    26,753,474    $  97,398,190
____________________________________________________________________________________________________________________________
============================================================================================================================

(a) Investor Class shares commenced sales on September 30, 2003.
(b) As of the opening of business on November 03, 2003, the Fund acquired all of the net assets of INVESCO High Yield Fund pursuant to a plan of reorganization approved by INVESCO High Yield Fund shareholders on October, 21 2003. The acquisition was accomplished by a tax-free exchange of 75,178,483 shares of the Fund for 83,984,532 shares of INVESCO High Yield Fund outstanding as of the close of business October 31, 2003. INVESCO High Yield Fund net assets at that date of $322,128,556 including $25,898,307 of unrealized appreciation, were combined with those of the Fund. On the acquisition date, INVESCO High Yield Fund had undistributed net investment income (loss) of $(101,808) and undistributed net realized gain of $(462,951,117). The aggregate net assets of the Fund immediately before the acquisition were $1,216,112,386.
(c) As of the opening of business on June 23, 2003, the Fund acquired all of the net assets of AIM High Yield Fund II pursuant to a plan of reorganization approved by AIM High Yield Fund II shareholders on June 4, 2003. The acquisition was accomplished by a tax-free exchange of 21,430,131 shares of the Fund for 14,799,134 shares of AIM High Yield Fund II outstanding as of the close of business June 20, 2003. AIM High Yield Fund II net assets at that date of $89,669,232 including $(611,924) of unrealized appreciation (depreciation), were combined with those of the Fund. On the acquisition date, AIM High Yield Fund II had undistributed net investment income (loss) of $(338,019) and undistributed net realized gain (loss) of $(73,445,461). The aggregate net assets of the Fund immediately before the acquisition were $1,256,561,728.
(d) Net of redemption fees of $1,632, $1,395, $226, and $522 for Class A, Class B, Class C and Investor Class shares respectively, based on the relative net assets of each class.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                 CLASS A
                                        -----------------------------------------------------------------------------------------
                                        SIX MONTHS                                                 SEVEN MONTHS
                                           ENDED                 YEAR ENDED JULY 31,                  ENDED           YEAR ENDED
                                        JANUARY 31,      ------------------------------------        JULY 31,        DECEMBER 31,
                                           2004            2003          2002          2001            2000              1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $   4.10        $   3.70      $   4.92      $   7.00       $     8.07        $     8.77
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                      0.17            0.37(a)       0.49(b)       0.68             0.47              0.85
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)           0.40            0.40         (1.19)        (2.03)           (1.03)            (0.66)
=================================================================================================================================
    Total from investment operations         0.57            0.77         (0.70)        (1.35)           (0.56)             0.19
=================================================================================================================================
Less distributions:
  Dividends from net investment income      (0.18)          (0.37)        (0.52)        (0.69)           (0.49)            (0.87)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net
    investment income                          --              --            --         (0.01)              --                --
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                            --              --            --         (0.03)           (0.02)            (0.02)
=================================================================================================================================
    Total distributions                     (0.18)          (0.37)        (0.52)        (0.73)           (0.51)            (0.89)
=================================================================================================================================
Redemption fees added to beneficial
  interest                                   0.00              --            --            --               --                --
=================================================================================================================================
Net asset value, end of period           $   4.49        $   4.10      $   3.70      $   4.92       $     7.00        $     8.07
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                             14.24%          22.10%       (15.36)%      (19.98)%          (7.12)%            2.21%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                               $632,986        $547,092      $417,974      $683,845       $1,056,453        $1,364,502
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets                                     1.08%(d)        1.16%         1.07%         0.99%            0.93%(e)          0.92%
=================================================================================================================================
Ratio of net investment income to
  average net assets                         8.06%(d)        9.64%        11.15%(b)     11.98%           10.79%(e)         10.06%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                     42%            101%           59%           55%              23%               79%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have remained the same and the ratio of net investment income to average net assets would have been 11.22%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $615,756,735.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                 CLASS B
                                        -----------------------------------------------------------------------------------------
                                        SIX MONTHS                                                 SEVEN MONTHS
                                           ENDED                 YEAR ENDED JULY 31,                  ENDED           YEAR ENDED
                                        JANUARY 31,      ------------------------------------        JULY 31,        DECEMBER 31,
                                           2004            2003          2002          2001            2000              1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $   4.12        $   3.71      $   4.93      $   7.01       $     8.07        $     8.76
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                      0.16            0.34(a)       0.45(b)       0.64             0.44              0.79
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)           0.40            0.41         (1.18)        (2.03)           (1.03)            (0.66)
=================================================================================================================================
    Total from investment operations         0.56            0.75         (0.73)        (1.39)           (0.59)             0.13
=================================================================================================================================
Less distributions:
  Dividends from net investment income      (0.17)          (0.34)        (0.49)        (0.65)           (0.45)            (0.80)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net
    investment income                          --              --            --         (0.01)              --                --
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                            --              --            --         (0.03)           (0.02)            (0.02)
=================================================================================================================================
    Total distributions                     (0.17)          (0.34)        (0.49)        (0.69)           (0.47)            (0.82)
=================================================================================================================================
Redemption fees added to beneficial
  interest                                   0.00              --            --            --               --                --
=================================================================================================================================
Net asset value, end of period           $   4.51        $   4.12      $   3.71      $   4.93       $     7.01        $     8.07
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                             13.78%          21.44%       (15.99)%      (20.60)%          (7.49)%            1.46%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                               $528,072        $530,239      $469,408      $756,704       $1,206,737        $1,559,864
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets                                     1.83%(d)        1.91%         1.82%         1.75%            1.69%(e)          1.68%
=================================================================================================================================
Ratio of net investment income to
  average net assets                         7.31%(d)        8.89%        10.40%(b)     11.22%           10.03%(e)          9.30%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                     42%            101%           59%           55%              23%               79%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.46 and the ratio of net investment income to average net assets would have been 10.47%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $527,811,262.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                  CLASS C
                                           --------------------------------------------------------------------------------------
                                           SIX MONTHS                                              SEVEN MONTHS
                                              ENDED                YEAR ENDED JULY 31,                ENDED           YEAR ENDED
                                           JANUARY 31,      ---------------------------------        JULY 31,        DECEMBER 31,
                                              2004           2003         2002         2001            2000              1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $  4.10        $  3.70      $  4.92      $  6.99        $   8.05          $   8.74
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         0.16           0.34(a)      0.45(b)      0.65            0.44              0.78
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                    0.40           0.40        (1.18)       (2.03)          (1.03)            (0.65)
=================================================================================================================================
    Total from investment operations            0.56           0.74        (0.73)       (1.38)          (0.59)             0.13
=================================================================================================================================
Less distributions:
  Dividends from net investment income         (0.17)         (0.34)       (0.49)       (0.65)          (0.45)            (0.80)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net
    investment income                             --             --           --        (0.01)             --                --
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                               --             --           --        (0.03)          (0.02)            (0.02)
=================================================================================================================================
    Total distributions                        (0.17)         (0.34)       (0.49)       (0.69)          (0.47)            (0.82)
=================================================================================================================================
Redemption fees added to beneficial
  interest                                      0.00             --           --           --              --                --
=================================================================================================================================
Net asset value, end of period               $  4.49        $  4.10      $  3.70      $  4.92        $   6.99          $   8.05
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                13.85%         21.22%      (16.02)%     (20.52)%         (7.51)%            1.46%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)     $99,854        $72,086      $50,060      $81,871        $110,297          $129,675
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets         1.83%(d)       1.91%        1.82%        1.75%           1.69%(e)          1.68%
=================================================================================================================================
Ratio of net investment income to average
  net assets                                    7.31%(d)       8.89%       10.40%(b)    11.22%          10.03%(e)          9.30%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                        42%           101%          59%          55%             23%               79%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.46 and the ratio of net investment income to average net assets would have been 10.47%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $86,204,340.
(e)  Annualized
(f)  Not annualized for periods less than one year.

                                                                 INVESTOR CLASS
                                                              ---------------------
                                                               SEPTEMBER 30, 2003
                                                                   (DATE SALES
                                                                  COMMENCED) TO
                                                                JANUARY 31, 2004
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                $   4.20
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                 0.12
-----------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)                0.31
===================================================================================
    Total from investment operations                                    0.43
===================================================================================
Less dividends from net investment income                              (0.13)
===================================================================================
Redemption fees added to beneficial interest                            0.00
===================================================================================
Net asset value, end of period                                      $   4.50
___________________________________________________________________________________
===================================================================================
Total return(b)                                                        10.23%
___________________________________________________________________________________
===================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $273,517
___________________________________________________________________________________
===================================================================================
Ratio of expenses to average net assets                                 1.06%(c)
===================================================================================
Ratio of net investment income to average net assets                    8.06%(c)
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate(d)                                                42%
___________________________________________________________________________________
===================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c) Ratios annualized and are based on average daily net assets of $202,861,768.
(d)  Not annualized for periods less than one year.

NOTE 11--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

  A.  Regulatory Inquiries and Actions
      ---------------------------------

    1.  IFG

On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the chief executive officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (the parent of AIM) and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Department of Banking for the State of Connecticut and the Colorado Securities Division. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD Inc. and the SEC, none of which directly bears upon the Fund. IFG is providing full cooperation with respect to these inquiries.

    2.  AIM

AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

    3.  AMVESCAP Response

AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

  B.  Private Actions
      ---------------

In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and
(iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions alleging market timing throughout the mutual fund industry should be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Twelve actions filed against IFG have been conditionally transferred to the Panel in Maryland, and IFG and AIM anticipate that all other market timing actions that may be filed or that are already pending against IFG and/or AIM will be transferred to the Panel as well.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM High Yield Fund, an investment portfolio of AIM Investment Securities Funds, a Delaware statutory trust, was held on October 21, 2003. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                                        WITHHOLDING
       TRUSTEES/ MATTER                                                VOTES FOR         AUTHORITY
---------------------------------------------------------------------------------------------------
(1)*   Bob R. Baker................................................  1,430,557,734      19,888,865
       Frank S. Bayley.............................................  1,430,328,954      20,117,645
       James T. Bunch..............................................  1,430,768,168      19,678,431
       Bruce L. Crockett...........................................  1,430,659,866      19,786,733
       Albert R. Dowden............................................  1,430,613,991      19,832,608
       Edward K. Dunn, Jr..........................................  1,430,557,918      19,888,681
       Jack M. Fields..............................................  1,430,604,411      19,842,188
       Carl Frischling.............................................  1,430,139,075      20,307,524
       Robert H. Graham............................................  1,430,382,712      20,063,887
       Gerald J. Lewis.............................................  1,430,101,093      20,345,506
       Prema Mathai-Davis..........................................  1,430,403,656      20,042,943
       Lewis F. Pennock............................................  1,430,682,327      19,764,272
       Ruth H. Quigley.............................................  1,430,286,369      20,160,230
       Louis S. Sklar..............................................  1,430,522,821      19,923,778
       Larry Soll, Ph.D............................................  1,430,500,783      19,945,816
       Mark H. Williamson..........................................  1,430,415,623      20,030,976

* Proposal required approval by a combined vote of all the portfolios of AIM Investment Securities Funds

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES                   OFFICERS                                        OFFICE OF THE FUND
Bob R. Baker                        Robert H. Graham                                11 Greenway Plaza
Frank S. Bayley                     Chairman and President                          Suite 100
James T. Bunch                      Mark H. Williamson                              Houston, TX 77046-1173
Bruce L. Crockett                   Executive Vice President                        INVESTMENT ADVISOR
Albert R. Dowden                    Kevin M. Carome                                 A I M Advisors, Inc.
Edward K. Dunn Jr.                  Senior Vice President and Chief Legal Officer   11 Greenway Plaza
Jack M. Fields                      Sidney M. Dilgren                               Suite 100
Carl Frischling                     Vice President and Treasurer                    Houston, TX 77046-1173
Robert H. Graham                    Stuart W. Coco                                  TRANSFER AGENT
Gerald J. Lewis                     Vice President                                  AIM Investment Services, Inc.
Prema Mathai-Davis                  Melville B. Cox                                 P.O. Box 4739
Lewis F. Pennock                    Vice President                                  Houston, TX 77210-4739
Ruth H. Quigley                     Karen Dunn Kelley                               CUSTODIAN
Louis S. Sklar                      Vice President                                  State Street Bank and Trust Company
Larry Soll, Ph.D.                   Edgar M. Larsen                                 225 Franklin Street
Mark H. Williamson                  Vice President                                  Boston, MA 02110
                                                                                    COUNSEL TO THE FUND
                                                                                    Ballard Spahr
                                                                                    Andrews & Ingersoll, LLP
                                                                                    1735 Market Street
                                                                                    Philadelphia, PA 19103-7599
                                                                                    COUNSEL TO THE TRUSTEES
                                                                                    Kramer, Levin, Naftalis & Frankel LLP
                                                                                    919 Third Avenue
                                                                                    New York, NY 10022-3852
                                                                                    DISTRIBUTOR
                                                                                    A I M Distributors, Inc.
                                                                                    11 Greenway Plaza
                                                                                    Suite 100
                                                                                    Houston, TX 77046-1173

             DOMESTIC EQUITY                        INTERNATIONAL/GLOBAL EQUITY                           FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                  TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                      AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund               AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund             AIM Income Fund
AIM Capital Development Fund                 AIM Global Growth Fund                        AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Trends Fund(5)                     AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund(6)                      AIM Money Market Fund
AIM Dent Demographic Trends Fund             AIM International Emerging Growth Fund        AIM Short Term Bond Fund
AIM Diversified Dividend Fund(1)             AIM International Growth Fund                 AIM Total Return Bond Fund
AIM Emerging Growth Fund                     AIM Trimark Fund                              INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund               INVESCO International Core Equity Fund(7)
AIM Large Cap Growth Fund                                                                  TAX-FREE
AIM Libra Fund                                             SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                               AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund                 AIM Global Health Care Fund                   AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                      AIM Real Estate Fund                          AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                     INVESCO Advantage Health Sciences Fund        AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund                    INVESCO Energy Fund
AIM Opportunities III Fund                   INVESCO Financial Services Fund
AIM Premier Equity Fund                      INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund                       INVESCO Health Sciences Fund
AIM Small Cap Equity Fund(2)                 INVESCO Leisure Fund
AIM Small Cap Growth Fund(3)                 INVESCO Multi-Sector Fund
AIM Trimark Endeavor Fund                    INVESCO Technology Fund
AIM Trimark Small Companies Fund             INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund
INVESCO Dynamics Fund
INVESCO Mid-Cap Growth Fund
INVESCO Small Company Growth Fund
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*

* Domestic equity and income fund

CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER IMPORTANT INFORMATION ABOUT AIM AND INVESCO FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR OR AIMINVESTMENTS.COM AND READ IT THOROUGHLY BEFORE INVESTING.

(1) Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (6) Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund. (7) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

   If used after April, 2004, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $149 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $371 billion in assets under management. Data as of December 31, 2003.

                               AIMinvestments.com

                                                                       HYI-SAR-1

                                              YOUR GOALS. OUR SOLUTIONS.--Servicemark--
---------------------------------------------------------------------------------------
Mutual   Retirement  Annuities  College  Separately   Offshore  Alternative  Cash              [AIM INVESTMENTS LOGO APPEARS HERE]
Funds    Products               Savings  Managed      Products  Investments  Management                    --Servicemark--
                                Plans    Accounts
---------------------------------------------------------------------------------------

                                                                 AIM INCOME FUND
                            Semiannual Report to Shareholders o January 31, 2004

                                 [COVER IMAGE]




YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
    --Servicemark--                                     --Servicemark--

====================================================================================================================================
AIM INCOME FUND SEEKS TO ACHIEVE A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH REASONABLE CONCERN FOR SAFETY OF PRINCIPAL.
====================================================================================================================================

o Unless otherwise stated, information presented is as of 1/31/04 and is based on total net assets.

ABOUT SHARE CLASSES                          ABOUT INDEXES USED IN THIS REPORT             o A direct investment cannot be made in
o Effective 9/30/03, Class B shares are      o The unmanaged Lehman Brothers U.S.          an index. Unless otherwise indicated,
not available as an investment for           Aggregate Bond Index (the Lehman              index results include reinvested
retirement plans maintained pursuant to      Aggregate), which represents the U.S.         dividends, and they do not reflect sales
Section 401 of the Internal Revenue          investment-grade fixed-rate bond market       charges. Performance of an index of
Code, including 401(k) plans, money          (including government and corporate           funds reflects fund expenses;
purchase pension plans and profit            securities, mortgage pass-through             performance of a market index does not.
sharing plans. Plans that have existing      securities and asset-backed securities),
accounts invested in Class B shares will     is compiled by Lehman Brothers, a global      Industry classifications used in this
continue to be allowed to make               investment bank.                              report are generally according to the
additional purchases.                                                                      Global Industry Classification Standard,
                                             o The unmanaged Lehman Brothers Global        which was developed by and is the
o Investor Class shares are closed to        Aggregate Index provides a broad-based        exclusive property and a service mark of
most investors. For more information on      measure of the investment-grade fixed         Morgan Stanley Capital International
who may continue to invest in the            income markets in the United States,          Inc. and Standard & Poor's.
Investor Class shares, please see the        Europe and the Asian-Pacific region. It
appropriate prospectus.                      is compiled by Lehman Brothers, a global      A description of the policies and
                                             investment bank.                              procedures that the Fund uses to
o Class R shares are available only to                                                     determine how to vote proxies relating
certain retirement plans. Please see the     o The unmanaged Lehman Brothers Global        to portfolio securities is available
prospectus for more information.             High Yield Index covers the universe of       without charge, upon request, by calling
                                             fixed-rate, non-investment grade debt         800-959-4246, or on the AIM Web site,
PRINCIPAL RISKS OF INVESTING IN THE FUND     representing companies in the United          AIMinvestments.com.
o International investing presents           States, developed markets, and emerging
certain risks not associated with            markets.                                      YIELD AND DISTRIBUTION RATE
investing solely in the United States.
These include risks relating to              o The unmanaged Lehman Brothers High                            Distr. Rate   Yield
fluctuations in the value of the U.S.        Yield Index, which represents the
dollar relative to the values of other       performance of high yield debt                Class A Shares        6.29%      3.85%
currencies, the custody arrangements         securities, is compiled by Lehman             Class B Shares        5.89       3.30
made for the fund's foreign holdings,        Brothers, a global investment bank.           Class C Shares        5.91       3.30
differences in accounting, political                                                       Investor Class
risks and the lesser degree of public        o The Lehman Brothers U.S. Credit Index         Shares              6.60       4.04
information required to be provided by       consists of publicly issued U.S.              Class R Shares        6.35       3.80
non-U.S. companies.                          corporate and specified foreign
                                             debentures and secured notes that meet        The 30-day yield is calculated using a
o The fund invests in higher-yielding,       the specified maturity, liquidity, and        formula defined by the Securities and
lower-rated corporate bonds, commonly        quality requirements. It is compiled by       Exchange Commission. The formula is
known as junk bonds, which have a            Lehman Brothers, a global investment          based on the portfolio's potential
greater risk of price fluctuation and        bank. To qualify, bonds must be               earnings from dividends, interest and
loss of principal and income than do         SEC-registered.                               yield-to-maturity or yield-to-call of
U.S. government securities such as U.S.                                                    the bonds in the portfolio, net of all
Treasury bills, notes and bonds, for         o The unmanaged Lipper BBB-Rated Fund         expenses, calculated at maximum offering
which principal and any applicable           Index represents an average of the 30         price, and annualized.
interest are guaranteed by the               largest BBB-rated bond funds tracked by
government if held to maturity.              Lipper, Inc., an independent mutual fund         The fund's 30-day distribution rate
                                             performance monitor.                          reflects its most recent monthly dividend
OTHER INFORMATION                                                                          distribution multiplied by 12 and divided
o The average credit quality of the          o The fund is not managed to track the        by the most recent month-end maximum
fund's holdings as of the close of the       performance of any particular index,          offering price. The fund's distribution
reporting period represents the weighted     including the indexes defined here, and       rate and 30-day yield will differ.
average quality rating of the securities     consequently, the performance of the
in the portfolio as assigned by              fund may deviate significantly from the
Nationally Recognized Statistical Rating     performance of the indexes.
Organizations based on assessment of the
credit quality of the individual
securities.


=====================================================                                           This report must be accompanied or
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                                           preceded by a currently effective
=====================================================                                           fund prospectus, which contains more
                                                                                                complete information, including
                                                                                                sales charges and expenses. Read it
                                                                                                carefully before you invest.


AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER IN THE AIM FAMILY     VISIT OUR WEB SITE
                    OF FUNDS--Registered Trademark--:             As you are aware, the mutual fund industry and AIM
                                                                  Investments have been the subject of allegations and
[PHOTO OF           Major stock market indexes here and           investigations of late surrounding the issues of market
ROBERT H.           abroad delivered positive performance         timing and late trading in funds. We understand how
GRAHAM]             during the six months covered by this         unsettling this may be for many of our shareholders. We
                    report. As is historically the case, bond     invite you to visit AIMinvestments.com, our Web site, often.
ROBERT H. GRAHAM    market returns were more modest, but          We will continue to post updates on these issues as
                    positive as well. The U.S. economy appears    information becomes available.
                    to have turned a corner, with solid growth
                    in gross domestic product during the third        The Securities and Exchange Commission, which regulates
                    and fourth quarters of 2003. Overseas,        our industry, has already proposed new rules and regulations,
                    particularly in Europe, economic              and is planning to propose several more, that address the
                    performance picked up during the second       issues of market timing and late trading, among others. The
                    half of 2003.                                 Investment Company Institute, the industry trade group, and we welcome these efforts. We believe comprehensive rule making is
                        Investors in the United States seem to    necessary and is the best way to establish new industry
have regained their confidence. They added $43.8 billion to       responsibilities designed to protect shareholders. We support
U.S. stock mutual funds in January 2004 and $496 million to       practical rule changes and structural modifications that are
bond funds. By contrast, money market funds, considered a safe    fair, enforceable and, most importantly, beneficial for
haven because of their emphasis on stability of net asset         investors.
value, suffered large net outflows during the month. As the
reporting period closed, total mutual fund assets stood at a          Should you visit our Web site, we invite you to explore
record $7.54 trillion.                                            the other material available there, including general
                                                                  investing information, performance updates on our funds, and
    The durability of these trends is, of course,                 market and economic commentary from our financial experts.
unpredictable, and we caution our shareholders against
thinking that 2004 will see a rerun of the markets' good              As always, AIM is committed to building solutions for your
performance during 2003. That said, it is also true that the      investment goals, and we thank you for your continued
economy appears to have the wind at its back in terms of          participation in AIM Investments. If you have any questions,
fiscal, monetary and tax stimulus, and corporate earnings have    please contact our Client Service representatives at
been strong.                                                      800-959-4246.

    What should investors do? They should do what we have         Sincerely,
always urged: Keep their eyes on their long-term goals, keep
their portfolios diversified, and work with their financial       /s/ ROBERT H. GRAHAM
advisors to tailor their investments to their risk tolerance      ----------------------
and investment objectives. We cannot overemphasize the            Robert H. Graham
importance of professional guidance when it comes to selecting    Chairman and President
investments.                                                      March 9, 2004

    For information on your fund's performance and management during the reporting period, please see the management discussion that begins on the following page.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


CORPORATE SECURITIES BOOST AIM INCOME FUND'S RESULTS                                     economic activity" and "modest
                                                                                         improvements in labor markets."
AIM Income Fund's Class A shares                On the whole, returns were stronger
returned 6.65%, excluding sales charges,    outside the United States, with high         YOUR FUND
for the six-month period ended January      yield instruments generally leading
31, 2004. (If sales charges were            investment-grade securities there as         The fund entered the period with about
included, returns would be lower.) This     well. Foreign investment-grade bonds, as     85% of assets in corporate bonds,
result outpaced the 4.49% return of its     reflected by the Lehman Brothers Global      including roughly 10% in high yield
broad-based index, the Lehman Brothers      Aggregate Index, posted a 9.19% return       securities. This allocation helped the
U.S. Aggregate Bond Index (the Lehman       for the six months, while their high         fund outperform the Lehman Aggregate,
Aggregate), and also the 5.88% return of    yield counterparts, as measured by the       which has no high yield component and is
the Lehman Brothers U.S. Credit Index,      Lehman Brothers Global High Yield Index,     about evenly divided among corporate,
which measures securities comparable to     returned 13.01% for the same period.         mortgage and government debt. The
the fund's holdings. The fund performed                                                  corporate bond sector was the
in line with its peer group, as                 The nation's gross domestic product,     best-performing of these three during
represented by the Lipper BBB Rated Fund    generally considered the broadest            the period.
Index, which returned 6.67%. Results for    measure of economic activity, expanded
other share classes are shown in the        at an annualized rate of 8.2% in the             The fund typically invests a maximum
table on page 3.                            third quarter of 2003, moderating to         of 10% of assets in high yield
                                            4.1% in the fourth quarter.                  securities and also a 10% maximum in
MARKET CONDITIONS                                                                        international bonds.
                                                The Federal Reserve (the Fed) left
In the U.S. fixed-rate securities           the influential federal funds rate at a          Fund results were enhanced by the
market, high yield issues outperformed      45-year low of 1.00% throughout the          performance of our international
their investment-grade counterparts, on     reporting period. Upon reducing the rate     holdings as the value of several foreign
average, for the six months ended           to that level in late June 2003, the Fed     currencies increased against a declining
January 31, 2004. The Lehman Brothers       said it favored a more expansive             U.S. dollar. The Australian dollar rose
High Yield Index, which represents the      monetary policy because the economy had      approximately 18% against the U.S.
performance of U.S. corporate high yield    not yet exhibited sustainable growth.        dollar, while the New Zealand dollar
debt securities, returned 12.16% for the                                                 gained about 16%, the British pound rose
six-month period. In comparison, the            However, the Fed's Beige Book,           roughly 13%, and the euro increased
U.S. investment-grade fixed-rate bond       issued before each meeting of the Federal    approximately 11%. During the period we
market, as measured by the Lehman           Open Market Committee, indicated             selectively applied currency hedging,
Aggregate, returned 4.49% for the same      improving conditions later in 2003. By       the use of currency forwards to reduce
period, as noted.                           January 2004, the Beige Book stated that     or eliminate the impact of currency
                                            "the nation's economy has continued to        exposure inherent in international
                                            improve," with an "increase in overall       holdings.

                                                                                             Interest rates rose for two-year
                                                                                         bonds but fell for bonds with maturities
                                                                                         of five years or longer. Over the period
                                                                                         we lowered our duration--a measure of a
                                                                                         fund's sensitivity to interest rate


====================================================================================================================================
TOP 10 FIXED INCOME ISSUERS                                                 TOP 10 INDUSTRIES

 1. Federal National Mortgage Association (FNMA)               4.2%          1. Diversified Banks                             10.4%

 2. Time Warner Cos. Inc.                                      2.6           2. Integrated Telecommunication Services          9.2

 3. Sprint Capital Corp.                                       2.5           3. Broadcasting & Cable TV                        8.4

 4. Federal Home Loan Mortgage Corp. (FHLMC)                   2.4           4. U.S. Mortgage Backed Securities                7.4

 5. Capital One Financial Corp.                                2.3           5. Sovereign Debt                                 7.1

 6. United Mexican States (Mexico)                             2.0           6. Electric Utilities                             6.6

 7. TeleCorp PCS, Inc.                                         1.9           7. Other Diversified Financial Services           6.1

 8. General Motors Acceptance Corp.                            1.8           8. Consumer Finance                               6.0

 9. Yorkshire Power Finance (Cayman Islands) - Series B        1.7           9. Wireless Telecommunication Services            3.2

10. Bundesrepublik Deutschland (Germany)                       1.6          10. Oil & Gas Exploration & Production             2.3

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
====================================================================================================================================

changes--from 5.26 to 4.60 years, but       o News America Holdings is a subsidiary                        JAN H. FRIEDLI
remained longer than the Lehman             of The News Corporation, one of the                            Mr. Friedli is lead
Aggregate, which was 4.45 years at the      world's largest media conglomerates,             [FRIEDLI      portfolio manager of
end of the period. This variance helped     which achieved positive developments in           PHOTO]       AIM Income Fund. He
the fund's total return outperform the      annual sales and saw its annual net                            began his investment
Lehman Aggregate.                           income surge out of the red and into the                       career in 1990 and
                                            black.                                        joined AIM in 1999. Mr. Friedli
    The strategy of keeping the fund's                                                    graduated cum laude from Villanova
duration low is designed to hold down           Issuers that hindered fund                University with a B.S. in computer
the possibility of declining value in       performance for the six-month period          science and earned an M.B.A. with honors
case the Fed begins to raise interest       included U.S. Treasury issues and             from the University of Chicago.
rates. As the current yield curve is        mortgage-backed securities from issuers
steep, the natural result of lower          such as FNMA and FHLMC. Though they                            CAROLYN L. GIBBS
duration is lower yield. We have taken      provided positive returns, such                                Ms. Gibbs, Chartered
steps to mitigate this factor by holding    defensive investments were outperformed          [GIBBS        Financial Analyst, is a
an overweight position in corporate         by higher-risk asset classes such as              PHOTO]       portfolio manager of
bonds, which usually offer higher           corporate bonds, especially high yield                         AIM Income Fund. She
yields, as a strategy to increase the       bonds.                                                         has been in the
fund's overall yield. While our high                                                      investment business since 1983. Ms.
yield bonds further increase prospective        During the period we sold some            Gibbs is a Phi Beta Kappa graduate from
yields, we hold down the risks inherent     fully valued corporate positions to take      Texas Christian University, where she
in such instruments by selecting            profits, and purchased some mortgages         received a B.A. in English. She also
holdings primarily from the upper-tier      and Treasuries, reducing our corporate        received an M.B.A. in finance from The
ratings classes of the high yield           holdings from about 85% to about 80% of       Wharton School at the University of
sector.                                     assets. Toward the end of the period, we      Pennsylvania.
                                            began hedging half of our international
    Specific issuers that helped fund       positions.                                                     SCOT W. JOHNSON
performance during the period included:                                                                    Mr. Johnson, Chartered
                                            IN CLOSING                                       [JOHNSON      Financial Analyst, is a
o Comcast, the largest U.S. cable TV                                                          PHOTO]       portfolio manager of
operator, had one-year sales growth         In pursuing the fund's objective of high                       AIM Income Fund. He
above 45% in its most recent fiscal year    current income consistent with                                 joined AIM in 1994. He
(which ended in December), accompanied      reasonable concern for safety of              received both a B.A. in economics and an
by annual net income growth.                principal, we continued to invest             M.B.A. in finance from Vanderbilt
                                            primarily in fixed-rate corporate debt        University.
o Sprint, a major supplier of fixed-line    and U.S. and non-U.S. government
and wireless telecommunication services,    obligations. We were pleased with the         Assisted by the Investment Grade and
also presented an improved business         results during the reporting period.          High Yield Taxable Teams
outlook, increasing its one-year sales
growth rate and its annual net income.            See important fund and index            [RIGHT ARROW GRAPHIC]
                                                disclosures inside front cover.
                                                                                          For a presentation of your fund's
                                                                                          long-term performance record, please
                                                                                          turn the page.


====================================================================================================================================

TOP 10 COUNTRIES                                             FUND VS. INDEXES

 1. United States of America                74.9%            Total returns, 7/31/03-1/31/04, excluding applicable sales charges.
                                                             If sales charges were included, returns would be lower.
 2. United Kingdom                           5.4             =======================================================================
                                                             CLASS A SHARES                                                  6.65%
 3. Germany                                  4.5
                                                             CLASS B SHARES                                                  6.10
 4. Canada                                   4.0
                                                             CLASS C SHARES                                                  5.96
 5. Cayman Islands                           3.9
                                                             Investor Class Shares                                           6.80
 6. Mexico                                   2.7
                                                             Class R Shares                                                  6.36
 7. Luxembourg                               1.1
                                                             Lehman Brothers U.S. Aggregate Bond Index
 8. Australia                                0.9             (Broad Market Index)                                            4.49

 9. France                                   0.9             Lehman Brothers U.S. Credit Index
                                                             (Style-specific Index)                                          5.88
10. Venezuela                                0.6
                                                             Lipper BBB-Rated Fund Index
TOTAL NUMBER OF HOLDINGS                     377             (Peer Group Index)                                              6.67

TOTAL NET ASSETS                  $883.5 million             Source: Lipper, Inc.

AVERAGE CREDIT QUALITY RATING                  A             The inception date of Investor Class shares is 9/30/03. Returns prior to that date are hypothetical results based on Class A share returns
AVERAGE EFFECTIVE DURATION            4.60 years             for the stated period at net asset value.
                                                             =======================================================================
AVERAGE MATURITY                      7.16 years

LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

Below you will find a presentation of your fund's long-term performance record for periods ended 1/31/04, the close of the six-month period covered by this report. As required by industry regulations, we also present long-term performance for periods ended 12/31/03, the most recent calendar quarter-end.

Please read the important disclosure accompanying these tables, which explains how fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.


====================================================================================================================================
AVERAGE ANNUAL TOTAL RETURNS                AVERAGE ANNUAL TOTAL RETURNS                      When sales charges are included in
As of 1/31/04, including applicable         As of 12/31/03, including applicable          performance figures, Class A share
sales charges                               sales charges                                 performance reflects the maximum 4.75%
                                                                                          sales charge, and Class B and Class C
CLASS A SHARES                              CLASS A SHARES                                share performance reflects the applicable
Inception (5/3/68)                 7.04%    Inception (5/3/68)                 7.02%      contingent deferred sales charge (CDSC)
10 Years                           4.32     10 Years                           4.46       for the period involved. The CDSC on
 5 Years                           1.26     5 Years                            1.34       Class B shares declines from 5% beginning
 1 Year                            5.57     1 Year                             5.19       at the time of purchase to 0% at the
                                                                                          beginning of the seventh year. The CDSC
CLASS B SHARES                              CLASS B SHARES                                on Class C shares is 1% for the first
Inception (9/7/93)                 4.04%    Inception (9/7/93)                 3.96%      year after purchase. Investor Class
10 Years                           4.15     10 Years                           4.30       shares have no sales charge; therefore,
 5 Years                           1.15      5 Years                           1.27       performance quoted is at net asset value.
 1 Year                            4.85      1 Year                            4.62       Class R shares have no sales charge;
                                                                                          therefore, performance quoted is at net
CLASS C SHARES                              CLASS C SHARES                                asset value.
Inception (8/4/97)                 2.75%    Inception (8/4/97)                 2.63%
 5 Years                           1.45      5 Years                           1.55           The performance of the fund's share
 1 Year                            8.71      1 Year                            8.48       classes will differ due to different
                                                                                          sales charge structures and class
CLASS R SHARES                              CLASS R SHARES                                expenses.
10 Years                           4.55%    10 Years                           4.69%
 5 Years                           1.96      5 Years                           2.05
 1 Year                           10.39      1 Year                           10.00

INVESTOR CLASS SHARES                       INVESTOR CLASS SHARES
10 Years                           4.84%    10 Years                           4.98%
 5 Years                           2.28      5 Years                           2.37
 1 Year                           10.98      1 Year                           10.60

The inception date of Class R shares is     The performance data quoted represent
6/3/02. Returns prior to that date are      past performance and cannot guarantee
hypothetical results based on Class A       comparable future results; current
returns for the stated period at net        performance may be lower or higher.
asset value, adjusted to reflect higher     Please visit AIMinvestments.com for the
12b-1 fees applicable to the Class R        most recent month-end performance.
Shares. Class R share returns do not        Performance figures reflect reinvested
include a 0.75% contingent deferred sales   distributions, changes in net asset value
charge that may be imposed on a total       and the effect of the maximum sales
redemption of retirement plan assets        charge unless otherwise stated.
within the first year.                      Investment return and principal value
                                            will fluctuate so that you may have a
    The inception date of Investor Class    gain or loss when you sell shares.
shares is 9/30/03. Returns prior to that
date are hypothetical results based on
Class A share returns for the stated
period at net asset value.
====================================================================================================================================


                                         =======================================
                                         ARROW        For More Information Visit
                                         BUTTON       AIMinvestments.com
                                         IMAGE
                                         =======================================

FINANCIALS

SCHEDULE OF INVESTMENTS

January 31, 2004
(Unaudited)

                                          PRINCIPAL       MARKET
                                            AMOUNT        VALUE
-------------------------------------------------------------------
U.S. DOLLAR DENOMINATED BONDS &
  NOTES-78.34%

AEROSPACE & DEFENSE-0.28%

Lockheed Martin Corp.-Series A, Medium
  Term Notes, 8.66%, 11/30/06             $2,200,000   $  2,515,062
===================================================================

ALTERNATIVE CARRIERS-0.39%

INTELSAT Ltd. (Bermuda), Sr. Notes,
  6.50%, 11/01/13 (Acquired 10/31/03;
  Cost $3,230,944)(a)(b)                   3,225,000      3,442,010
===================================================================

APPAREL, ACCESSORIES & LUXURY
  GOODS-0.01%

William Carter Co. (The)-Series B, Sr.
  Unsec. Gtd. Sub. Global Notes, 10.88%,
  08/15/11                                    62,000         72,540
===================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.40%

Bank of New York Institutional Capital
  Trust-Series A, Bonds, 7.78%, 12/01/26
  (Acquired 06/12/03; Cost
  $3,786,854)(a)(b)                        3,175,000      3,534,664
===================================================================

AUTO PARTS & EQUIPMENT-0.00%

Key Plastics Holdings, Inc.-Series B,
  Sr. Unsec. Gtd. Sub. Notes, 10.25%,
  03/15/07(b)(c)(d)                        1,325,000          3,312
===================================================================

AUTOMOBILE MANUFACTURERS-0.22%

DaimlerChrysler N.A. Holding
  Corp.-Series D, Gtd. Medium Term
  Notes, 3.40%, 12/15/04                   1,950,000      1,978,060
===================================================================

BROADCASTING & CABLE TV-8.03%

Adelphia Communications Corp.,
  Sr. Unsec. Notes,
    9.50%, 03/01/05(c)                       900,000        969,750
-------------------------------------------------------------------
    10.88%, 10/01/10(c)                    3,600,000      3,627,000
-------------------------------------------------------------------
  Series B, Sr. Unsec. Notes,
    9.25%, 10/01/02(c)                       850,000        841,500
-------------------------------------------------------------------
    9.88%, 03/01/07(c)                       140,000        141,050
-------------------------------------------------------------------
British Sky Broadcasting Group PLC
  (United Kingdom), Unsec. Gtd. Global
  Notes, 7.30%, 10/15/06                   6,630,000      7,362,946
-------------------------------------------------------------------
Comcast Corp.
  Class A, Sr. Sub. Deb., 10.63%,
  07/15/12                                 3,175,000      4,248,531
-------------------------------------------------------------------
  Sr. Unsec. Notes, 8.88%, 04/01/07          170,000        174,005
-------------------------------------------------------------------
Continental Cablevision, Inc., Sr.
  Unsec. Deb., 9.50%, 08/01/13             4,550,000      5,265,988
-------------------------------------------------------------------
Cox Radio, Inc.-Class A, Sr. Unsec.
  Notes, 6.63%, 02/15/06                   1,500,000      1,616,730
-------------------------------------------------------------------
CSC Holdings Inc., Sr. Unsec. Notes,
  7.88%, 12/15/07                          1,925,000      2,079,000
-------------------------------------------------------------------

                                          PRINCIPAL       MARKET
                                            AMOUNT        VALUE
-------------------------------------------------------------------
BROADCASTING & CABLE TV-(CONTINUED)

Knology, Inc., Sr. Unsec. PIK Notes,
  12.00%, 11/30/09 (Acquired
  01/06/98-11/14/03; Cost $1,331,700)(a)  $  821,275   $    835,647
-------------------------------------------------------------------
Liberty Media Corp., Global Notes,
  3.50%, 09/25/06                          5,655,000      5,693,737
-------------------------------------------------------------------
TCI Communications Financing III, Gtd.
  Bonds, 9.65%, 03/31/27                  11,450,000     14,136,857
-------------------------------------------------------------------
TCI Communications, Inc., Medium Term
  Notes, 8.35%, 02/15/05                     910,000        967,339
-------------------------------------------------------------------
Time Warner Cos. Inc.,
  Sr. Unsec. Gtd. Deb.,
    6.88%, 06/15/18                        4,400,000      4,902,128
-------------------------------------------------------------------
    7.25%, 10/15/17                        3,420,000      3,929,717
-------------------------------------------------------------------
    7.57%, 02/01/24                        2,820,000      3,204,930
-------------------------------------------------------------------
  Unsec. Notes, 7.75%, 06/15/05            3,522,000      3,797,103
-------------------------------------------------------------------
  Unsec. Deb., 9.15%, 02/01/23             5,550,000      7,165,549
===================================================================
                                                         70,959,507
===================================================================

CASINOS & GAMING-0.53%

Mohegan Tribal Gaming Authority, Sr.
  Unsec. Gtd. Sub. Global Notes, 8.00%,
  04/01/12                                 1,330,000      1,466,325
-------------------------------------------------------------------
Park Place Entertainment Corp., Sr.
  Unsec. Global Notes, 7.00%, 04/15/13     1,775,000      1,952,500
-------------------------------------------------------------------
Penn National Gaming, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Global Notes, 11.13%,
  03/01/08                                 1,075,000      1,220,125
===================================================================
                                                          4,638,950
===================================================================

COMMODITY CHEMICALS-0.18%

Equistar Chemicals L.P./Equistar Funding
  Corp., Sr. Unsec. Gtd. Global Notes,
  10.13%, 09/01/08                         1,440,000      1,576,800
===================================================================

CONSUMER FINANCE-5.96%

Associates Corp. of North America,
  Sr. Global Deb., 6.95%, 11/01/18         2,455,000      2,879,617
-------------------------------------------------------------------
  Sub. Deb., 8.15%, 08/01/09                 632,000        766,332
-------------------------------------------------------------------
Capital One Bank, Sr. Global Notes,
  8.25%, 06/15/05                          2,310,000      2,489,117
-------------------------------------------------------------------
Capital One Financial Corp.,
  Sr. Unsec. Notes,
    7.25%, 05/01/06                       13,235,000     14,330,726
-------------------------------------------------------------------
    8.75%, 02/01/07                        5,006,000      5,686,165
-------------------------------------------------------------------
Ford Motor Credit Co.,
  Unsec. Global Notes,
    6.70%, 07/16/04                        2,330,000      2,382,006
-------------------------------------------------------------------
    6.88%, 02/01/06                        7,450,000      7,947,511
-------------------------------------------------------------------

                                          PRINCIPAL       MARKET
                                            AMOUNT        VALUE
-------------------------------------------------------------------
CONSUMER FINANCE-(CONTINUED)

General Motors Acceptance Corp.,
  Global Notes, 4.50%, 07/15/06           $2,400,000   $  2,465,472
-------------------------------------------------------------------
  Medium Term Notes, 5.25%, 05/16/05       3,700,000      3,834,199
-------------------------------------------------------------------
  Unsec. Unsub. Global Notes, 6.75%,
  01/15/06                                 8,850,000      9,471,358
-------------------------------------------------------------------
MBNA America Bank, N.A., Notes, 6.88%,
  07/15/04 (Acquired 12/04/02; Cost
  $418,532)(a)(b)                            400,000        408,460
===================================================================
                                                         52,660,963
===================================================================

DISTILLERS & VINTNERS-0.12%

Constellation Brands, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 8.13%,
  01/15/12                                   980,000      1,078,000
===================================================================

DIVERSIFIED BANKS-8.38%

Abbey National PLC (United Kingdom),
  Sub. Yankee Notes, 7.35%(e)              3,210,000      3,573,789
-------------------------------------------------------------------
American Savings Bank, Notes, 6.63%,
  02/15/06 (Acquired 03/05/03; Cost
  $1,597,032)(a)(b)                        1,440,000      1,540,152
-------------------------------------------------------------------
Bank of America Corp.-Series B, Putable
  Sub. Medium Term Notes, 8.57%,
  11/15/04                                 2,360,000      3,121,643
-------------------------------------------------------------------
BankBoston Corp., Gtd. Floating Rate
  Notes, 1.78%, 06/08/28(g)                5,000,000      4,775,250
-------------------------------------------------------------------
Barclays Bank PLC (United Kingdom),
  Bonds, 8.55% (Acquired 11/05/03; Cost
  $9,845,120)(a)(b)(e)                     8,000,000      9,905,760
-------------------------------------------------------------------
Barnett Capital I, Gtd. Bonds, 8.06%,
  12/01/26                                 4,010,000      4,699,840
-------------------------------------------------------------------
Barnett Capital II, Gtd. Bonds, 7.95%,
  12/01/26                                 2,825,000      3,198,437
-------------------------------------------------------------------
Centura Capital Trust I, Gtd. Notes,
  8.85%, 06/01/27 (Acquired 05/22/03;
  Cost $6,036,101)(a)(b)                   4,770,000      5,839,768
-------------------------------------------------------------------
Corestates Capital Trust I, Bonds,
  8.00%, 12/15/26 (Acquired 06/18/03;
  Cost $2,782,269)(a)(b)                   2,335,000      2,688,659
-------------------------------------------------------------------
Corporacion Andina de Fomento
  (Venezuela), Global Notes, 5.20%,
  05/21/13                                 5,405,000      5,396,676
-------------------------------------------------------------------
Danske Bank A/S (Denmark), Sub. Notes,
  6.38%, 06/15/08 (Acquired 08/30/02;
  Cost $912,441)(a)(b)                       850,000        895,092
-------------------------------------------------------------------
First Empire Capital Trust I, Gtd.
  Notes, 8.23%, 02/01/27                   3,790,000      4,448,891
-------------------------------------------------------------------
Golden State Bancorp. Inc., Sub. Deb.,
  10.00%, 10/01/06                         1,910,000      2,264,477
-------------------------------------------------------------------
HSBC Capital Funding L.P. (United
  Kingdom), Gtd. Bonds, 4.61% (Acquired
  11/05/03; Cost $3,869,958)(a)(b)(e)      4,150,000      3,944,160
-------------------------------------------------------------------
Lloyds Bank PLC (United Kingdom)-Series
  1, Unsec. Sub. Floating Rate Euro
  Notes, 2.25%(e)(f)                       2,250,000      1,907,390
-------------------------------------------------------------------
National Westminster Bank PLC (United
  Kingdom)-Series B, Unsec. Sub. Euro
  Notes, 1.44%(e)(f)                       3,240,000      2,729,538
-------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Putable
  Sub. Deb., 8.25%, 11/01/04               3,710,000      4,780,817
-------------------------------------------------------------------
PNC Capital Trust C, Gtd. Floating Rate
  Notes, 1.74%, 06/01/28(g)                4,595,000      4,312,821
-------------------------------------------------------------------

                                          PRINCIPAL       MARKET
                                            AMOUNT        VALUE
-------------------------------------------------------------------
DIVERSIFIED BANKS-(CONTINUED)

RBS Capital Trust I, Bonds, 4.71%(e)      $4,160,000   $  3,998,634
===================================================================
                                                         74,021,794
===================================================================

DIVERSIFIED CAPITAL MARKETS-1.34%

Chase Manhattan Corp., Sub. Debs.,
  7.88%, 07/15/06                            250,000        280,995
-------------------------------------------------------------------
UBS Preferred Funding Trust I, Gtd.
  Global Bonds, 8.62%,(e)                  9,260,000     11,550,739
===================================================================
                                                         11,831,734
===================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.40%

International Lease Finance Corp.,
  Global Notes, 2.95%, 05/23/06            1,450,000      1,463,847
-------------------------------------------------------------------
United Rentals (North America),
  Inc.-Series B, Sr. Unsec. Gtd. Notes,
  10.75%, 04/15/08                         1,775,000      2,050,125
===================================================================
                                                          3,513,972
===================================================================

ELECTRIC UTILITIES-6.11%

Alliant Energy Resources, Inc., Sr.
  Unsec. Gtd. Conv. Global PHONES,
  2.50%, 02/15/30                             30,000      1,076,250
-------------------------------------------------------------------
AmerenEnergy Generating Co.-Series C,
  Sr. Unsec. Global Notes, 7.75%,
  11/01/05                                   975,000      1,064,846
-------------------------------------------------------------------
American Electric Power Co., Inc., Sr.
  Unsec. Unsub. Notes, 5.25%, 06/01/15     4,090,000      4,075,480
-------------------------------------------------------------------
CenterPoint Energy, Inc.-Series B, Sr.
  Global Notes 5.88%, 06/01/08             2,255,000      2,342,088
-------------------------------------------------------------------
Cinergy Corp., Unsec. Sub. Global Deb.,
  6.25%, 09/01/04                          1,850,000      1,895,935
-------------------------------------------------------------------
Consolidated Edison Co. of New York,
  Unsec. Deb., 7.75%, 06/01/26(h)          3,125,000      3,484,344
-------------------------------------------------------------------
Consumers Energy Co., First Mortgage
  Bonds, 6.00%, 02/15/14 (Acquired
  10/03/03; Cost $2,795,991)(a)(b)         2,735,000      2,892,372
-------------------------------------------------------------------
Dynegy Holdings Inc., Sr. Sec. Gtd.
  Second Priority Notes, 10.13%,
  07/15/13 (Acquired 08/01/03; Cost
  $1,473,372)(a)                           1,485,000      1,679,906
-------------------------------------------------------------------
Niagara Mohawk Power Corp., First
  Mortgage Bonds, 9.75%, 11/01/05          3,150,000      3,568,068
-------------------------------------------------------------------
Pacific Gas & Electric Co.-Series 92D,
  First Mortgage Bonds, 8.25%,
  11/01/22(h)                              2,223,000      2,284,132
-------------------------------------------------------------------
Potomac Edison Co., First Mortgage
  Bonds, 8.00%, 12/01/22(h)                2,200,000      2,280,960
-------------------------------------------------------------------
Public Service Co. of New Mexico-Series
  B, Sr. Unsec. Notes, 7.50%, 08/01/18     1,000,000      1,175,790
-------------------------------------------------------------------
Southern Power Co.-Series D, Sr. Unsec.
  Global Notes, 4.88%, 07/15/15            2,945,000      2,815,037
-------------------------------------------------------------------
TXU US Holdings Co., First Mortgage
  Bonds, 7.63%, 07/01/25(h)                  348,000        354,428
-------------------------------------------------------------------
United Energy Distribution Holdings
  Property Ltd. (Australia), Sr. Unsec.
  Unsub. Notes, 4.70%, 04/15/11
  (Acquired 11/12/03; Cost
  $3,486,475)(a)(b)                        3,490,000      3,559,695
-------------------------------------------------------------------

                                          PRINCIPAL       MARKET
                                            AMOUNT        VALUE
-------------------------------------------------------------------
ELECTRIC UTILITIES-(CONTINUED)

WPD Holdings UK (United Kingdom), Jr.
  Unsec. Unsub. Notes, 6.75%, 12/15/04
  (Acquired 01/08/04; Cost
  $4,477,013)(a)(b)                       $4,310,000   $  4,434,343
-------------------------------------------------------------------
Yorkshire Power Finance (Cayman
  Islands)-Series B, Sr. Unsec. Gtd.
  Unsub. Global Notes, 6.50%, 02/25/08    14,050,000     15,003,573
===================================================================
                                                         53,987,247
===================================================================

ELECTRONIC MANUFACTURING SERVICES-0.15%

Flextronics International Ltd.
  (Singapore), Sr. Sub. Global Notes,
  6.50%, 05/15/13                          1,250,000      1,306,250
===================================================================

ENVIRONMENTAL SERVICES-0.91%

Allied Waste North America, Inc., Sr.
  Notes, 7.88%, 04/15/13                     675,000        739,125
-------------------------------------------------------------------
Waste Management, Inc., Sr. Unsec.
  Unsub. Notes, 7.38%, 08/01/10            6,300,000      7,323,939
===================================================================
                                                          8,063,064
===================================================================

FERTILIZERS & AGRICULTURAL
  CHEMICALS-0.17%

IMC Global Inc.-Series B, Sr. Unsec.
  Gtd. Global Notes, 11.25%, 06/01/11      1,225,000      1,476,125
===================================================================

FOOD RETAIL-0.29%

Kroger Co., Sr. Unsec. Gtd. Notes,
  7.38%, 03/01/05                          1,000,000      1,062,690
-------------------------------------------------------------------
Safeway Inc., Notes, 2.50%, 11/01/05       1,515,000      1,515,803
===================================================================
                                                          2,578,493
===================================================================

GAS UTILITIES-1.22%

CenterPoint Energy Resources Corp.,
  Unsec. Deb., 6.50%, 02/01/08             4,750,000      5,085,112
-------------------------------------------------------------------
Kinder Morgan, Inc., Sr. Unsec. Notes,
  6.80%, 03/01/08                          4,175,000      4,622,184
-------------------------------------------------------------------
Suburban Propane Partners L.P./Suburban
  Energy Finance Corp., Sr. Notes,
  6.88%, 12/15/13 (Acquired 12/18/03;
  Cost $1,000,000)(a)(b)                   1,000,000      1,035,000
===================================================================
                                                         10,742,296
===================================================================

HEALTH CARE FACILITIES-1.64%

Hanger Orthopedic Group, Inc., Sr.
  Unsec. Gtd. Global Notes, 10.38%,
  02/15/09                                 2,670,000      3,057,150
-------------------------------------------------------------------
HCA Inc.,
  Notes,
    6.25%, 02/15/13                        2,000,000      2,105,400
-------------------------------------------------------------------
    7.00%, 07/01/07                        4,755,000      5,212,764
-------------------------------------------------------------------
  Sr. Sub. Notes, 6.91%, 06/15/05          3,885,000      4,101,861
===================================================================
                                                         14,477,175
===================================================================

HEALTH CARE SUPPLIES-0.21%

Advanced Medical Optics, Inc., Sr.
  Unsec. Gtd. Sub. Global Notes, 9.25%,
  07/15/10                                   844,000        941,060
-------------------------------------------------------------------

                                          PRINCIPAL       MARKET
                                            AMOUNT        VALUE
-------------------------------------------------------------------
HEALTH CARE SUPPLIES-(CONTINUED)

Fisher Scientific International Inc.,
  Sr. Unsec. Sub. Global Notes, 8.13%,
  05/01/12                                $  805,000   $    870,406
===================================================================
                                                          1,811,466
===================================================================

HOMEBUILDING-1.59%

D.R. Horton, Inc., Sr. Unsec. Gtd.
  Notes, 8.00%, 02/01/09                   2,530,000      2,884,200
-------------------------------------------------------------------
Lennar Corp.-Series B, Class A, Sr.
  Unsec. Gtd. Global Notes, 9.95%,
  05/01/10                                 4,500,000      5,141,250
-------------------------------------------------------------------
M.D.C. Holdings, Inc., Sr. Unsec. Gtd.
  Notes, 5.50%, 05/15/13                   4,025,000      4,065,008
-------------------------------------------------------------------
WCI Communities, Inc., Sr. Unsec. Gtd.
  Sub. Global Notes, 9.13%, 05/01/12       1,785,000      1,994,737
===================================================================
                                                         14,085,195
===================================================================

HOTELS, RESORTS & CRUISE LINES-0.31%

Hilton Hotels Corp., Sr. Unsec. Notes,
  7.63%, 12/01/12                            630,000        707,175
-------------------------------------------------------------------
Intrawest Corp. (Canada), Sr. Unsec.
  Global Notes, 7.50%, 10/15/13            1,945,000      2,051,975
===================================================================
                                                          2,759,150
===================================================================

HOUSEWARES & SPECIALTIES-0.68%

American Greetings Corp., Unsec. Putable
  Notes, 6.10%, 08/01/08                   5,775,000      5,984,344
===================================================================

HYPERMARKETS & SUPER CENTERS-0.18%

Wal-Mart Stores, Inc., Unsec. Deb.,
  8.50%, 09/15/24                          1,450,000      1,565,464
===================================================================

INDUSTRIAL CONGLOMERATES-0.15%

URC Holdings Corp., Sr. Notes, 7.88%,
  06/30/06 (Acquired 10/08/03; Cost
  $1,307,772)(a)(b)                        1,155,000      1,285,249
===================================================================

INTEGRATED OIL & GAS-1.45%

Husky Oil Ltd. (Canada),
  Sr. Unsec. Yankee Notes, 7.13%,
    11/15/06                               3,600,000      3,915,900
-------------------------------------------------------------------
  Yankee Bonds, 8.90%, 08/15/28            5,240,000      6,089,194
-------------------------------------------------------------------
Occidental Petroleum Corp., Sr. Unsec.
  Notes, 6.50%, 04/01/05                     650,000        686,043
-------------------------------------------------------------------
Repsol International Finance B.V.
  (Netherlands), Unsec. Gtd. Global
  Notes, 7.45%, 07/15/05                   1,950,000      2,101,769
===================================================================
                                                         12,792,906
===================================================================

INTEGRATED TELECOMMUNICATION
  SERVICES-9.14%

British Telecommunications PLC (United
  Kingdom), Global Notes, 7.88%,
  12/15/05                                 2,505,000      2,756,402
-------------------------------------------------------------------
Citizens Communications Co., Sr. Unsec.
  Notes, 9.25%, 05/15/11                   4,380,000      5,209,835
-------------------------------------------------------------------
Deutsche Telekom International Finance
  B.V. (Netherlands), Unsec. Gtd. Unsub.
  Global Bonds, 8.25%, 06/15/05            1,575,000      1,704,434
-------------------------------------------------------------------
France Telecom S.A. (France), Sr. Unsec.
  Global Notes, 9.75%, 03/01/31            4,880,000      6,447,358
-------------------------------------------------------------------

                                          PRINCIPAL       MARKET
                                            AMOUNT        VALUE
-------------------------------------------------------------------
INTEGRATED TELECOMMUNICATION SERVICES-(CONTINUED)

GTE Hawaiian Telephone Co., Inc.-Series
  A, Unsec. Deb., 7.00%, 02/01/06         $1,040,000   $  1,132,175
-------------------------------------------------------------------
New England Telephone & Telegraph Co.,
  Sr. Unsec. Notes, 7.65%, 06/15/07        2,580,000      2,933,408
-------------------------------------------------------------------
Qwest Capital Funding, Inc.,
  Unsec. Gtd. Global Notes,
    7.00%, 08/03/09                        1,810,000      1,751,175
-------------------------------------------------------------------
    7.25%, 02/15/11                        2,650,000      2,563,875
-------------------------------------------------------------------
Qwest Corp., Notes, 5.65%, 11/01/04        6,400,000      6,408,000
-------------------------------------------------------------------
Sprint Capital Corp.,
  Sr. Unsec. Gtd. Global Notes,
    6.00%, 01/15/07                        5,120,000      5,504,666
-------------------------------------------------------------------
    7.13%, 01/30/06                        6,500,000      7,057,310
-------------------------------------------------------------------
  Sr. Unsec. Gtd. Unsub. Global Notes,
    6.13%, 11/15/08                        4,075,000      4,379,199
-------------------------------------------------------------------
  Unsec. Gtd. Global Notes,
    7.90%, 03/15/05                        1,200,000      1,284,264
-------------------------------------------------------------------
    8.75%, 03/15/32                        3,180,000      3,864,781
-------------------------------------------------------------------
Sprint Corp., Deb., 9.00%, 10/15/19        2,700,000      3,317,571
-------------------------------------------------------------------
TELUS Corp. (Canada), Yankee Notes,
  7.50%, 06/01/07                          6,105,000      6,854,267
-------------------------------------------------------------------
  8.00%, 06/01/11                          4,265,000      5,043,363
-------------------------------------------------------------------
Verizon Communications, Inc., Unsec.
  Deb.,
  6.94%, 04/15/28                          3,570,000      3,784,486
-------------------------------------------------------------------
  8.75%, 11/01/21                          4,485,000      5,650,921
-------------------------------------------------------------------
Verizon Pennsylvania Inc.-Series A,
  Global Notes, 5.65%, 11/15/11            2,950,000      3,127,266
===================================================================
                                                         80,774,756
===================================================================

INVESTMENT BANKING & BROKERAGE-0.37%

Goldman Sachs Group, L.P., Unsec. Notes,
  7.25%, 10/01/05 (Acquired 03/18/03;
  Cost $446,236)(a)(b)                       400,000        432,396
-------------------------------------------------------------------
Lehman Brothers Inc., Sr. Sub. Deb.,
  11.63%, 05/15/05                           800,000        887,744
-------------------------------------------------------------------
Morgan Stanley, Unsec. Notes, 6.30%,
  01/15/06                                 1,838,000      1,968,314
===================================================================
                                                          3,288,454
===================================================================

LIFE & HEALTH INSURANCE-2.10%

Americo Life Inc., Notes, 7.88%,
  05/01/13 (Acquired 04/25/03; Cost
  $4,545,536)(a)                           4,600,000      4,595,538
-------------------------------------------------------------------
Lincoln National Corp., Unsec. Deb.,
  9.13%, 10/01/24                          1,310,000      1,419,464
-------------------------------------------------------------------
Prudential Holdings, LLC-Series B,
  Bonds, 7.25%, 12/18/23 (Acquired
  01/22/04-01/29/04; Cost
  $9,132,117)(a)(b)(h)                     7,765,000      9,115,411
-------------------------------------------------------------------

                                          PRINCIPAL       MARKET
                                            AMOUNT        VALUE
-------------------------------------------------------------------
LIFE & HEALTH INSURANCE-(CONTINUED)

ReliaStar Financial Corp., Unsec. Notes,
  8.00%, 10/30/06                         $1,650,000   $  1,847,984
-------------------------------------------------------------------
Torchmark Corp., Notes, 7.88%, 05/15/23    1,325,000      1,569,940
===================================================================
                                                         18,548,337
===================================================================

METAL & GLASS CONTAINERS-0.69%

Anchor Glass Container Corp., Sr. Sec.
  Global Notes, 11.00%, 02/15/13           1,820,000      2,147,600
-------------------------------------------------------------------
Crown European Holdings S.A. (France),
  Sr. Sec. Second Lien Global Notes,
  9.50%, 03/01/11                          1,025,000      1,158,250
-------------------------------------------------------------------
Owens-Illinois, Inc., Sr. Unsec. Deb.,
  7.50%, 05/15/10                          2,720,000      2,815,200
===================================================================
                                                          6,121,050
===================================================================

MOVIES & ENTERTAINMENT-0.31%

Time Warner Inc., Sr. Unsec. Gtd. Unsub.
  Global Notes, 6.13%, 04/15/06            2,585,000      2,777,634
===================================================================

MULTI-LINE INSURANCE-0.26%

MassMutual Global Funding II, Notes,
  3.80%, 04/15/09 (Acquired 10/07/03;
  Cost $2,296,941)(a)(b)                   2,300,000      2,305,612
===================================================================

MULTI-UTILITIES & UNREGULATED
  POWER-1.30%

AES Red Oak LLC-Series A, Sr. Sec.
  Bonds, 8.54%, 11/30/19                   2,182,463      2,422,534
-------------------------------------------------------------------
Calpine Canada Energy Finance ULC
  (Canada), Sr. Unsec. Gtd. Notes,
  8.50%, 05/01/08                          2,370,000      1,943,400
-------------------------------------------------------------------
Duke Energy Corp., First Mortgage Bonds,
  3.75%, 03/05/08                          1,250,000      1,263,488
-------------------------------------------------------------------
Westar Energy, Inc.,
  Sec. First Mortgage Global Bonds,
  7.88%, 05/01/07                          2,925,000      3,354,624
-------------------------------------------------------------------
  Sr. Unsec. Notes, 7.13%, 08/01/09(h)     2,194,000      2,459,474
===================================================================
                                                         11,443,520
===================================================================

MUNICIPALITIES-1.07%

California (State of) Industry Urban
  Development Agency; Project 3 Series
  B2003 Tax Allocation Bonds, 6.10%,
  05/01/24(h)                              7,800,000      7,981,818
-------------------------------------------------------------------
Illinois (State of); Pension Unlimited
  Tax Series 2003 GO, 5.10%, 06/01/33      1,600,000      1,502,048
===================================================================
                                                          9,483,866
===================================================================

OIL & GAS DRILLING-1.20%

R&B Falcon Corp.-Series B, Sr. Unsec.
  Notes, 6.75%, 04/15/05                   1,700,000      1,790,338
-------------------------------------------------------------------
Transocean Inc. (Cayman Islands),
  Unsec. Global Notes, 6.95%, 04/15/08     3,555,000      3,995,891
-------------------------------------------------------------------
  Sr. Unsec. Unsub. Global Deb., 8.00%,
  04/15/27                                 3,970,000      4,832,681
===================================================================
                                                         10,618,910
===================================================================

                                          PRINCIPAL       MARKET
                                            AMOUNT        VALUE
-------------------------------------------------------------------

OIL & GAS EXPLORATION & PRODUCTION-1.18%


Canadian Natural Resources Ltd.
  (Canada), Unsec. Yankee Notes, 6.70%,
  07/15/11                                $  275,000   $    311,086
-------------------------------------------------------------------

Kern River Funding Corp., Sr. Gtd.
  Notes, 4.89%, 04/30/18 (Acquired
  04/28/03-05/20/03; Cost
  $2,450,026)(a)(b)                        2,428,750      2,427,293
-------------------------------------------------------------------

Newfield Exploration Co., Sr. Unsec.
  Unsub. Notes, 7.63%, 03/01/11            6,845,000      7,700,625
===================================================================
                                                         10,439,004
===================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-0.95%


Petroleos Mexicanos (Mexico),
  Sr. Unsec. Gtd. Yankee Bonds, 9.38%,
  12/02/08                                 3,200,000      3,828,000
-------------------------------------------------------------------

  Unsec. Gtd. Unsub. Global Notes,
  6.50%, 02/01/05                          2,450,000      2,557,188
-------------------------------------------------------------------

Plains All American Pipeline L.P./PAA
  Finance Corp., Sr. Notes, 5.63%,
  12/15/13 (Acquired 12/03/03; Cost
  $1,934,840)(a)(b)                        1,940,000      1,994,766
===================================================================
                                                          8,379,954
===================================================================

OTHER DIVERSIFIED FINANCIAL
  SERVICES-4.48%


CIT Group Inc., Sr. Unsec. Unsub. Global
  Notes, 7.63%, 08/16/05                   1,750,000      1,897,018
-------------------------------------------------------------------

Citigroup Inc., Unsec. Sub. Global
  Bonds, 6.00%, 10/31/33                   1,695,000      1,727,612
-------------------------------------------------------------------

General Electric Capital Corp.,
  Series A, Medium Term Global Notes,
    5.88%, 02/15/12                        5,750,000      6,226,790
-------------------------------------------------------------------
    6.00%, 06/15/12                        2,390,000      2,606,630
-------------------------------------------------------------------
  Series A, Sr. Medium Term Global
    Notes, 4.25%, 12/01/10                 3,000,000      2,999,190
-------------------------------------------------------------------

Household Finance Corp.,
  Medium Term Notes, 3.38%, 02/21/06         475,000        486,186
-------------------------------------------------------------------
  Sr. Unsec. Global Notes, 6.50%,
  01/24/06                                 1,450,000      1,567,624
-------------------------------------------------------------------

ING Capital Funding Trust III, Gtd.
  Global Bonds, 8.44%,(e)                  3,200,000      3,933,216
-------------------------------------------------------------------

Pemex Finance Ltd. (Cayman Islands),
  Sr. Unsec. Global Notes, 8.02%,
    05/15/07                               1,750,000      1,933,943
-------------------------------------------------------------------

  Series 1999-2, Class A1, Global Bonds,
  9.69%, 08/15/09                          2,800,000      3,291,736
-------------------------------------------------------------------

Pemex Project Funding Master Trust,
  Unsec. Gtd. Unsub. Global Notes,
    7.38%, 12/15/14                        8,785,000      9,479,366
-------------------------------------------------------------------
    8.63%, 02/01/22                        1,000,000      1,103,750
-------------------------------------------------------------------

Regional Diversified Funding (Cayman
  Islands), Sr. Notes, 9.25%, 03/15/30
  (Acquired 01/10/03; Cost
  $2,207,606)(a)(b)                        1,967,493      2,309,345
===================================================================
                                                         39,562,406
===================================================================

                                          PRINCIPAL       MARKET
                                            AMOUNT        VALUE
-------------------------------------------------------------------

PACKAGED FOODS & MEATS-0.04%

Del Monte Corp., Sr. Unsec. Sub. Global
  Notes, 8.63%, 12/15/12                  $  335,000   $    375,200
===================================================================

PAPER PRODUCTS-0.31%

Appleton Papers Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Global Notes, 12.50%,
  12/15/08                                   790,000        900,600
-------------------------------------------------------------------
Georgia-Pacific Corp., Sr. Unsec. Gtd.
  Global Notes, 9.38%, 02/01/13            1,625,000      1,860,625
===================================================================
                                                          2,761,225
===================================================================

PROPERTY & CASUALTY INSURANCE-0.18%

Oil Insurance Ltd.(Bermuda), Unsec. Sub.
  Deb., 5.15%, 08/15/33 (Acquired
  01/21/04; Cost $1,581,105)(a)(b)         1,525,000      1,544,246
===================================================================

PUBLISHING-0.66%

News America Holdings, Inc.,
  Sr. Unsec. Gtd. Deb.,
    7.75%, 01/20/24                        1,630,000      1,928,306
-------------------------------------------------------------------
    7.70%, 10/30/25                        3,300,000      3,891,954
===================================================================
                                                          5,820,260
===================================================================

REAL ESTATE-1.24%

EOP Operating L.P., Unsec. Notes, 8.38%,
  03/15/06                                 3,000,000      3,358,200
-------------------------------------------------------------------
Host Marriott L.P.-Series I, Unsec. Gtd.
  Global Notes, 9.50%, 01/15/07            3,740,000      4,193,475
-------------------------------------------------------------------
iStar Financial Inc., Sr. Unsec. Notes,
  8.75%, 08/15/08                          1,155,000      1,325,363
-------------------------------------------------------------------
Ventas Realty L.P./Ventas Capital Corp.,
  Sr. Unsec. Gtd. Global Notes, 8.75%,
  05/01/09                                 1,825,000      2,034,875
===================================================================
                                                         10,911,913
===================================================================

REAL ESTATE MANAGEMENT &
  DEVELOPMENT-0.29%

Dominion Resources, Inc.-Series F, Sr.
  Unsec. Putable Notes, 5.25%, 08/01/15    2,575,000      2,570,211
===================================================================

REGIONAL BANKS-1.53%

Greater Bay Bancorp-Series B, Sr. Notes,
  5.25%, 03/31/08                            500,000        506,775
-------------------------------------------------------------------
GulfTerra Energy Partners, L.P.-Series
  B, Sr. Unsec. Gtd. Sub. Global Notes,
  8.50%, 06/01/10                          1,509,000      1,746,668
-------------------------------------------------------------------
Santander Financial Issuances, Sec. Sub.
  Euro Notes, 2.19%(d)(e)(f)               8,250,000      7,940,625
-------------------------------------------------------------------
Union Planters Corp., Notes, 4.38%,
  12/01/10                                 3,300,000      3,327,291
===================================================================
                                                         13,521,359
===================================================================

REINSURANCE-0.81%

GE Global Insurance Holding Corp.,
  Unsec. Notes,
  7.00%, 02/15/26                          1,860,000      2,048,009
-------------------------------------------------------------------
  7.50%, 06/15/10                          4,385,000      5,099,448
===================================================================
                                                          7,147,457
===================================================================

                                          PRINCIPAL       MARKET
                                            AMOUNT        VALUE
-------------------------------------------------------------------

RESTAURANTS-0.35%

McDonald's Corp., Unsec. Deb., 7.05%,
  11/15/25                                $2,850,000   $  3,117,900
===================================================================

SOFT DRINKS-0.10%

Cott Beverages Inc., Sr. Unsec. Gtd.
  Sub. Global Notes, 8.00%, 12/15/11         770,000        847,000
===================================================================

SOVEREIGN DEBT-1.96%

United Mexican States (Mexico), Global
  Notes,
  4.63%, 10/08/08                          1,600,000      1,614,000
-------------------------------------------------------------------
  6.63%, 03/03/15                          4,680,000      4,866,030
-------------------------------------------------------------------
  7.50%, 04/08/33                         10,360,000     10,813,250
===================================================================
                                                         17,293,280
===================================================================

THRIFTS & MORTGAGE FINANCE-1.11%

Bank United-Series A, Medium Term Notes,
  8.00%, 03/15/09                          3,365,000      3,957,408
-------------------------------------------------------------------
Countrywide Home Loans, Inc.,
  Series J, Gtd. Medium Term Global
  Notes, 5.50%, 08/01/06                     800,000        855,008
-------------------------------------------------------------------
  Series K, Medium Term Global Notes,
  3.50%, 12/19/05                          1,275,000      1,308,380
-------------------------------------------------------------------
Washington Mutual Finance Corp., Sr.
  Unsec. Notes, 8.25%, 06/15/05            1,525,000      1,656,287
-------------------------------------------------------------------
Washington Mutual, Inc., Jr. Unsec. Sub.
  Notes, 8.25%, 04/01/10                   1,725,000      2,051,715
===================================================================
                                                          9,828,798
===================================================================

TOBACCO-0.79%

Altria Group, Inc.,
  Notes,
    7.00%, 11/04/13                        2,755,000      2,997,495
-------------------------------------------------------------------
    7.13%, 10/01/04                        2,000,000      2,067,500
-------------------------------------------------------------------
  Unsec. Notes, 6.38%, 02/01/06            1,805,000      1,911,874
===================================================================
                                                          6,976,869
===================================================================

TRUCKING-1.47%

Hertz Corp. (The)-Class A, Floating Rate
  Global Notes, 1.71%, 08/13/04            4,530,000      4,530,000
-------------------------------------------------------------------
Roadway Corp., Sr. Unsec. Gtd. Global
  Notes, 8.25%, 12/01/08                   7,350,000      8,471,978
===================================================================
                                                         13,001,978
===================================================================

WIRELESS TELECOMMUNICATION
  SERVICES-3.15%

Nextel Communications, Inc., Sr. Unsec.
  Notes, 7.38%, 08/01/15                   2,270,000      2,440,250
-------------------------------------------------------------------
TeleCorp PCS, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 10.63%, 07/15/10          14,477,000     17,191,438
-------------------------------------------------------------------
Tritel PCS Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 10.38%, 01/15/11           6,801,000      8,203,706
===================================================================
                                                         27,835,394
===================================================================
    Total U.S. Dollar Denominated Bonds
      & Notes (Cost $678,299,633)                       692,038,385
===================================================================

                                          PRINCIPAL       MARKET
                                            AMOUNT        VALUE
-------------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED BONDS &
  NOTES-8.81%(I)

AUSTRALIA-0.46%

New South Wales Treasury Corp.
  (Sovereign Debt), Gtd. Euro Bonds,
  8.00%, 03/01/08        AUD               5,000,000   $  4,110,475
===================================================================

CANADA-1.25%

Canadian Government (Sovereign Debt),
  Bonds,
    6.00%, 06/01/08                  CAD   5,520,000      4,577,857
-------------------------------------------------------------------
    5.75%, 06/01/29                  CAD     300,000        245,104
-------------------------------------------------------------------
  Gtd. Bonds,
    7.00%, 12/01/06                  CAD     300,000        251,201
-------------------------------------------------------------------
    7.25%, 06/01/07                  CAD   1,900,000      1,619,091
-------------------------------------------------------------------
    9.00%, 03/01/11                  CAD   1,500,000      1,463,387
-------------------------------------------------------------------
Rogers Cablesystems Ltd. (Broadcasting &
  Cable TV), Sr. Sec. Second Priority
  Deb., 9.65%, 01/15/14              CAD   3,600,000      2,856,552
===================================================================
                                                         11,013,192
===================================================================

CAYMAN ISLANDS-0.48%

Sutton Bridge Financing Ltd. (Electric
  Utilities)-REGS, Gtd. Euro Bonds,
  8.63%, 06/30/22(a)
  (Acquired 05/29/97-06/13/03; Cost
 $3,685,511)                         GBP   2,258,739      4,231,916
===================================================================

GERMANY-4.50%

Bundesobligation (Sovereign Debt)-Series
  140, Euro Bonds, 4.50%, 08/17/07   EUR   7,000,000      9,121,348
-------------------------------------------------------------------
Bundesrepublik Deutschland (Sovereign
  Debt)
  Euro Bonds,
    4.50%, 07/04/09                  EUR   4,500,000      5,867,362
-------------------------------------------------------------------
    5.00%, 07/04/12                  EUR   6,550,000      8,695,410
-------------------------------------------------------------------
Eurohypo A.G. (Thrifts & Mortgage
  Finance)-
  Sec. Euro Bonds, 4.50%, 01/21/13   EUR   6,000,000      7,589,558
-------------------------------------------------------------------
Landesbank Baden-Wuerttemberg
  (Diversified Banks), Sec. Euro Bonds,
  3.25%, 05/08/08 EUR                      6,850,000      8,490,535
===================================================================
                                                         39,764,213
===================================================================

LUXEMBOURG-1.06%

International Bank for Reconstruction &
  Development (The) (Diversified
  Banks)-Series E, Sr. Unsec. Medium
  Term Global Notes, 5.76%, 08/20/07(j)
                     NZD                  17,100,000      9,356,009
===================================================================

UNITED KINGDOM-0.73%

United Kingdom (Treasury of) (Sovereign
  Debt), Bonds, 7.25%, 12/07/07      GBP   3,250,000      6,457,563
===================================================================

UNITED STATES OF AMERICA-0.33%

Federal National Mortgage Association
  (Sovereign Debt), Sr. Unsub. Global
  Notes, 6.38%, 08/15/07             AUD   3,785,000      2,913,330
===================================================================
    Total Non-U.S. Dollar Denominated
      Bonds & Notes (Cost $66,348,179)                   77,846,698
===================================================================

                                                                     INCOME FUND


                                                          MARKET
                                            SHARES        VALUE
-------------------------------------------------------------------

WARRANTS & OTHER EQUITY INTERESTS-0.23%

BROADCASTING & CABLE TV-0.01%

Knology, Inc.(l)                               8,079   $     86,445
-------------------------------------------------------------------
Knology, Inc.-Wts., expiring 10/22/07
  (Acquired 03/12/98; Cost
  $0)(a)(b)(d)(k)                              4,800              0
-------------------------------------------------------------------
ONO Finance PLC (United Kingdom)-REG
  S-Wts., expiring 01/05/09 (Acquired
  07/30/99; Cost $0)(a)(b)(d)(k)                 300              0
===================================================================
                                                             86,445
===================================================================

HOME FURNISHINGS-0.00%

O'Sullivan Industries, Inc.
  Series B, Pfd. Wts., expiring 11/15/09
  (Acquired 06/13/00; Cost $0)(a)(b)(k)        3,845              0
-------------------------------------------------------------------
  Wts., expiring 11/15/09 (Acquired
  06/13/00; Cost $0)(a)(b)(k)                  3,845              0
===================================================================
                                                                  0
===================================================================

INTEGRATED TELECOMMUNICATION
  SERVICES-0.06%

McLeodUSA Inc.-Wts., expiring
  04/16/07(k)                                 17,844         14,811
-------------------------------------------------------------------
NTELOS Inc.-Wts., expiring 08/15/10
  (Acquired 07/21/00-11/15/00; Cost
  $48,673)(a)(b)(k)                            6,485             65
-------------------------------------------------------------------
XO Communications, Inc.(l)                    59,635        435,932
-------------------------------------------------------------------
XO Communications, Inc.
  Series A, Wts., expiring 01/16/10(k)         9,727         34,045
-------------------------------------------------------------------
  Series B, Wts., expiring 01/16/10(k)         7,295         21,885
-------------------------------------------------------------------
  Series C, Wts., expiring 01/16/10(k)         7,295         17,508
===================================================================
                                                            524,246
===================================================================

PHARMACEUTICALS-0.15%

Pfizer Inc.                                   35,569   $  1,302,892
===================================================================

RAILROADS-0.01%

RailAmerica Inc.-Wts., expiring 08/15/10
  (Acquired 10/01/00-10/05/00; Cost
  $0)(a)(b)(k)                                 2,000        134,240
===================================================================

WIRELESS TELECOMMUNICATION
  SERVICES-0.00%

IWO Holdings Inc.-Wts., expiring
  01/15/11 (Acquired 08/24/01; Cost
  $0)(a)(b)(k)                                   400              4
===================================================================
    Total Warrants & Other Equity
      Interests (Cost $1,484,938)                         2,047,827
===================================================================

                                          PRINCIPAL       MARKET
                                            AMOUNT        VALUE
-------------------------------------------------------------------
U.S. MORTGAGE BACKED SECURITIES-7.40%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-2.40%


Pass Through Ctfs.,
  8.50%, 03/01/10                         $  149,274   $    160,988
-------------------------------------------------------------------
  7.00%, 06/01/15 to 06/01/32                188,218        200,590
-------------------------------------------------------------------
  6.50%, 04/01/16 to 08/01/32              1,851,927      1,949,779
-------------------------------------------------------------------
  5.50%, 09/01/16 to 02/01/30              9,270,533      9,470,921
-------------------------------------------------------------------
  6.00%, 04/01/17 to 10/01/32              3,031,183      3,170,825
-------------------------------------------------------------------
  7.50%, 09/01/29 to 06/01/30              1,013,604      1,089,200
-------------------------------------------------------------------
Pass Through Ctfs., TBA,
  6.00%, 02/01/30                          5,000,000      5,186,158
===================================================================
                                                         21,228,461
===================================================================


FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-3.90%


Pass Through Ctfs.,
  7.50%, 11/01/15 to 05/01/32                751,168        803,788
-------------------------------------------------------------------
  7.00%, 02/01/16 to 09/01/32              2,041,711      2,171,060
-------------------------------------------------------------------
  6.50%, 09/01/16 to 11/01/31              1,965,044      2,069,699
-------------------------------------------------------------------
  6.00%, 07/01/17 to 03/01/33              5,718,196      5,980,085
-------------------------------------------------------------------
  5.00%, 10/01/17 to 11/01/18              4,371,554      4,477,593
-------------------------------------------------------------------
  4.50%, 06/01/18                          4,656,896      4,687,350
-------------------------------------------------------------------
  5.50%, 06/01/18 to 12/01/33              7,385,331      7,545,145
-------------------------------------------------------------------
  8.50%, 02/01/28                            213,933        234,516
-------------------------------------------------------------------
  8.00%, 10/01/30 to 04/01/32              1,136,455      1,227,847
-------------------------------------------------------------------
Pass Through Ctfs., TBA,
  6.50%, 02/01/34                          5,000,000      5,242,188
===================================================================
                                                         34,439,271
===================================================================


GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-1.10%


Pass Through Ctfs.,
  5.00%, 02/15/18                            346,420        355,729
-------------------------------------------------------------------
  7.50%, 06/15/23 to 01/15/32                650,771        702,850
-------------------------------------------------------------------
  8.50%, 11/15/24                            223,999        246,884
-------------------------------------------------------------------
  8.00%, 09/20/26                            178,436        193,291
-------------------------------------------------------------------
  6.00%, 12/15/31 to 11/15/32              1,377,448      1,438,337
-------------------------------------------------------------------
  6.50%, 03/15/31 to 09/15/32              1,658,232      1,751,628
-------------------------------------------------------------------
  7.00%, 04/15/31 to 08/15/31                114,423        122,064
-------------------------------------------------------------------
Pass Through Ctfs., TBA,
  6.50%, 02/01/30                          1,250,000      1,317,969
-------------------------------------------------------------------
  6.00%, 02/01/33                          1,000,000      1,041,875
-------------------------------------------------------------------
  5.50%, 02/01/34                          2,500,000      2,549,219
===================================================================
                                                          9,719,846
===================================================================
    Total U.S. Mortgage Backed
      Securities (Cost $64,998,164)                      65,387,578
===================================================================

                                          PRINCIPAL       MARKET
                                            AMOUNT        VALUE
-------------------------------------------------------------------

U.S. TREASURY BONDS-1.24%

7.25%, 05/15/16 to 08/15/22 (Cost
  $10,850,262)                            $8,575,000(m) $ 10,972,722
===================================================================

ASSET-BACKED SECURITIES-2.69%

OTHER DIVERSIFIED FINANCIAL
  SERVICES-2.69%

Citicorp Lease-Series 1999-1, Class A1,
  Pass Through Ctfs., 7.22%, 06/15/05
  (Acquired 05/08/02-09/23/03; Cost
  $5,569,291)(a)(b)                        5,219,614      5,574,965
-------------------------------------------------------------------
Citicorp Lease-Series 1999-1, Class A2,
  Pass Through Ctfs., 8.04%, 12/15/19
  (Acquired 06/01/00-01/25/01; Cost
  $5,212,171)(a)(b)                        5,200,000      6,165,557
-------------------------------------------------------------------

First Industrial Realty Trust, Inc.,
  PATS, 7.38%, 05/15/04 (Acquired
  02/06/03; Cost $1,572,750)(a)(b)         1,500,000      1,522,290
-------------------------------------------------------------------

-------------------------------------------------------------------
                                          PRINCIPAL       MARKET
                                            AMOUNT        VALUE
OTHER DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

Patron's Legacy-Series A, Ctfs., 5.65%,
  01/17/17                                $5,000,000   $  5,047,000
-------------------------------------------------------------------
Yorkshire Power Finance (Cayman
  Islands)-Series 2000-1, Pass Through
  Ctfs., 8.25%, 02/15/05 (Acquired
  06/19/03-11/12/03; Cost
  $5,506,223)(a)(b)                        5,145,000      5,441,558
===================================================================
    Total Asset-Backed Securities (Cost
      $22,860,435)                                       23,751,370
===================================================================
TOTAL INVESTMENTS-98.71% (Cost
  $844,841,611)                                         872,044,580
===================================================================
OTHER ASSETS LESS LIABILITIES-1.29%                      11,408,155
===================================================================
NET ASSETS-100.00%                                     $883,452,735
___________________________________________________________________
===================================================================

Investment Abbreviations:

AUD     - Australian Dollar
CAD     - Canadian Dollars
Conv.   - Convertible
Ctfs.   - Certificates
Deb.    - Debentures
Disc.   - Discounted
EUR     - Euro
GBP     - British Pound Sterling
GO      - General Obligation Bonds
Gtd.    - Guaranteed
Jr.     - Junior
NZD     - New Zealand Dollar
PATS    - Pass Through Asset Trust
Pfd.    - Preferred
PHONES  - Participation Hybrid Option Notes
PIK     - Payment in Kind
REGS    - Regulation S
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated
Wts.    - Warrants

Notes to Schedule of Investments:

(a) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 01/31/04 was $95,716,139, which represented 10.83% of the Fund's net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(b) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at 01/31/04 was $84,376,444 which represented 9.55% of the Fund's net assets.
(c) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(d) Security fair valued in accordance with the procedures established by the Board of Trustees.
(e) Perpetual bond with no specified maturity date.
(f) Interest rates are redetermined semi-annually. Rates shown are rates in effect on 01/31/04.
(g) Interest rates are redetermined quarterly. Rates shown are rates in effect on 01/31/04.
(h) Principal and interest payments are secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., Financial Security Assurance Inc., or MBIA Insurance Corp.
(i) Foreign denominated security. Par value is denominated in currency indicated.
(j) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(k) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(l) Non-income producing security.
(m) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1 section H and Note 8.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2004
(Unaudited)

ASSETS:

Investments, at market value (cost
  $844,841,611)                               $  872,044,580
------------------------------------------------------------
Foreign currencies, at value (cost $666,514)         747,190
------------------------------------------------------------
Cash                                              10,961,213
------------------------------------------------------------
Receivables for:
  Investments sold                                40,785,798
------------------------------------------------------------
  Fund shares sold                                   555,662
------------------------------------------------------------
  Dividends and interest                          13,231,396
------------------------------------------------------------
  Foreign currency contracts outstanding             485,506
------------------------------------------------------------
  Amount due from advisor                             14,416
------------------------------------------------------------
  Investments matured (Note 10)                       26,000
------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                   183,783
------------------------------------------------------------
Other assets                                          82,252
============================================================
    Total assets                                 939,117,796
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           51,182,927
------------------------------------------------------------
  Fund shares reacquired                           2,743,500
------------------------------------------------------------
  Dividends                                          877,403
------------------------------------------------------------
  Deferred compensation and retirement plans         228,313
------------------------------------------------------------
  Variation margin                                    56,016
------------------------------------------------------------
Accrued distribution fees                            360,846
------------------------------------------------------------
Accrued trustees' fees                                   807
------------------------------------------------------------
Accrued transfer agent fees                          215,249
============================================================
    Total liabilities                             55,665,061
============================================================
Net assets applicable to shares outstanding   $  883,452,735
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $1,050,347,486
------------------------------------------------------------
Undistributed net investment income               (5,864,112)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and foreign currency contracts                (188,415,178)
------------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies, foreign
  currency contracts and futures contracts        27,384,539
============================================================
                                              $  883,452,735
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $  415,160,672
____________________________________________________________
============================================================
Class B                                       $  232,842,034
____________________________________________________________
============================================================
Class C                                       $   40,295,515
____________________________________________________________
============================================================
Class R                                       $      893,216
____________________________________________________________
============================================================
Investor Class                                $  194,261,298
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           61,832,607
____________________________________________________________
============================================================
Class B                                           34,637,295
____________________________________________________________
============================================================
Class C                                            6,011,307
____________________________________________________________
============================================================
Class R                                              133,226
____________________________________________________________
============================================================
Investor Class                                    28,889,021
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $         6.71
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $6.71 divided by
      95.25%)                                 $         7.04
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $         6.72
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $         6.70
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                     $         6.70
____________________________________________________________
============================================================
Investor Class:
  Net asset value and offering price per
    share                                     $         6.72
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended January 31, 2004
(Unaudited)

INVESTMENT INCOME:

Interest                                                      $21,870,900
-------------------------------------------------------------------------
Dividends                                                          28,883
-------------------------------------------------------------------------
Dividends from affiliated money market funds                       14,880
=========================================================================
    Total investment income                                    21,914,663
=========================================================================

EXPENSES:

Advisory fees                                                   1,661,966
-------------------------------------------------------------------------
Administrative services fees                                      113,105
-------------------------------------------------------------------------
Custodian fees                                                     43,851
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         540,677
-------------------------------------------------------------------------
  Class B                                                       1,229,619
-------------------------------------------------------------------------
  Class C                                                         205,231
-------------------------------------------------------------------------
  Class R                                                           1,787
-------------------------------------------------------------------------
  Investor Class                                                  125,244
-------------------------------------------------------------------------
Transfer agent fees                                               812,723
-------------------------------------------------------------------------
Trustees' fees                                                      9,091
-------------------------------------------------------------------------
Other                                                             225,369
=========================================================================
    Total expenses                                              4,968,663
=========================================================================
Less: Fees waived and expense offset arrangements                  (4,711)
=========================================================================
    Net expenses                                                4,963,952
=========================================================================
Net investment income                                          16,950,711
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES, FOREIGN CURRENCY CONTRACTS
  AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                        12,109,376
-------------------------------------------------------------------------
  Foreign currencies                                               84,080
-------------------------------------------------------------------------
  Foreign currency contracts                                   (2,895,399)
=========================================================================
                                                                9,298,057
=========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        23,795,352
-------------------------------------------------------------------------
  Foreign currencies                                              116,445
-------------------------------------------------------------------------
  Foreign currency contracts                                      485,506
-------------------------------------------------------------------------
  Futures contracts                                              (430,105)
=========================================================================
                                                               23,967,198
=========================================================================
Net gain from investment securities, foreign currencies,
  foreign currency contracts and futures contracts             33,265,255
=========================================================================
Net increase in net assets resulting from operations          $50,215,966
_________________________________________________________________________
=========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended January 31, 2004 and the year ended July 31, 2003 (Unaudited)

                                                              JANUARY 31,       JULY 31,
                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $16,950,711     $ 27,179,987
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, foreign currency contracts and futures
    contracts                                                   9,298,057       11,078,771
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies, foreign currency
    contracts and futures contracts                            23,967,198        7,481,319
==========================================================================================
    Net increase in net assets resulting from operations       50,215,966       45,740,077
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                     (14,090,682)     (17,704,359)
------------------------------------------------------------------------------------------
  Class B                                                      (7,109,486)     (11,405,320)
------------------------------------------------------------------------------------------
  Class C                                                      (1,193,487)      (1,943,514)
------------------------------------------------------------------------------------------
  Class R                                                         (22,610)         (20,018)
------------------------------------------------------------------------------------------
  Investor Class                                               (3,491,069)              --
==========================================================================================
    Decrease in net assets resulting from distributions       (25,907,334)     (31,073,211)
==========================================================================================
Share transactions-net:
  Class A                                                     (44,422,751)     159,552,030
------------------------------------------------------------------------------------------
  Class B                                                     (31,209,228)      31,760,268
------------------------------------------------------------------------------------------
  Class C                                                      (2,830,403)       2,667,067
------------------------------------------------------------------------------------------
  Class R                                                         362,061          489,222
------------------------------------------------------------------------------------------
  Investor Class                                              191,654,430               --
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                             113,554,109      194,468,587
==========================================================================================
    Net increase in net assets                                137,862,741      209,135,453
==========================================================================================

NET ASSETS:

  Beginning of period                                         745,589,994      536,454,541
==========================================================================================
  End of period (including undistributed net investment
    income of $(5,864,112) and $3,092,511 for 2004 and 2003,
    respectively)                                             $883,452,735    $745,589,994
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

January 31, 2004
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Income Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end, and as such, the net asset value for shareholder transactions may be different than the net asset value reported in these financial statements. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. The difference between the selling price and the future repurchase price is recorded as realized gain (loss). At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

D. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

I. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.50% on the first $200 million of the Fund's average daily net assets, plus 0.40% on the next $300 million of the Fund's average daily net assets, plus 0.35% on the next $500 million of the Fund's average daily net assets, plus 0.30% on the Fund's average daily net assets in excess of $1 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. For the six months ended January 31, 2004, AIM waived fees of $638.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended January 31, 2004, AIM was paid $113,105 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the six months ended January 31, 2004, AISI retained $424,448 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.25% of the average daily net assets of Investor Class shares. Of these amounts, 0.25% of the average daily net assets of the Class A, Class B, Class C, Class R or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended January 31, 2004, the Class A, Class B, Class C, Class R and Investor Class shares paid $540,677, $1,229,619, $205,231, $1,787 and $125,244, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During six months ended January 31, 2004, AIM Distributors retained $55,585 in front-end sales commissions from the sale of Class A shares and $9,965, $2,517, $135 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.


NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order by the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees to invest daily available cash balances in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended January 31, 2004.

                                                                         UNREALIZED
                      MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND                   07/31/2003       AT COST        FROM SALES      (DEPRECIATION)     01/31/2004      INCOME     GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio            $1,498,983     $ 70,661,611    $ (72,160,594)       $  --            $  --        $ 7,578        $  --
--------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio    1,498,983       70,661,611      (72,160,594)          --               --          7,302           --
================================================================================================================================
    Total              $2,997,966     $141,323,222    $(144,321,188)       $  --            $  --        $14,880        $  --
________________________________________________________________________________________________________________________________
================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts. For the six months ended January 31, 2004, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $4,073 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $4,073.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    During the six months ended January 31, 2004, the Fund paid legal fees of $3,536 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended January 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.


NOTE 7--FOREIGN CURRENCY CONTRACTS

                      OPEN FOREIGN CURRENCY CONTRACTS AT PERIOD END
-----------------------------------------------------------------------------------------
                                        CONTRACT TO                          UNREALIZED
SETTLEMENT                        ------------------------                  APPRECIATION
DATE                   CURRENCY    DELIVER       RECEIVE        VALUE      (DEPRECIATION)
-----------------------------------------------------------------------------------------
04/20/04                  AUD      8,900,000   $ 6,772,900   $ 6,730,518      $ 42,382
-----------------------------------------------------------------------------------------
04/16/04                  CAD     14,350,000    11,019,405    10,798,971       220,434
-----------------------------------------------------------------------------------------
03/09/04                  EUR     11,000,000    13,937,380    13,711,871       225,509
-----------------------------------------------------------------------------------------
04/20/04                  NZD     12,900,000     8,604,300     8,607,119        (2,819)
=========================================================================================
                                  47,150,000   $40,333,985   $39,848,479      $485,506
_________________________________________________________________________________________
=========================================================================================

NOTE 8--FUTURES CONTRACTS

On January 31, 2004, $400,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts as of January 31, 2004 were as follows:

                     OPEN FUTURES CONTRACTS AT PERIOD END
------------------------------------------------------------------------------
                                                                  UNREALIZED
                        NO. OF        MONTH/        MARKET       APPRECIATION
CONTRACT               CONTRACTS    COMMITMENT       VALUE      (DEPRECIATION)
------------------------------------------------------------------------------
2 Year U.S. Treasury
 Note                      61      Mar-04/Short   $13,084,500     $(106,224)
------------------------------------------------------------------------------
5 Year U.S. Treasury
 Note                     175      Mar-04/Short    19,657,422      (323,881)
==============================================================================
                                                  $32,741,922     $(430,105)
______________________________________________________________________________
==============================================================================

NOTE 9--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be updated at the Fund's fiscal year-end.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
July 31, 2005                                 $  7,885,742
----------------------------------------------------------
July 31, 2006                                   16,650,825
----------------------------------------------------------
July 31, 2007                                   21,165,364
----------------------------------------------------------
July 31, 2008                                   37,943,008
----------------------------------------------------------
July 31, 2009                                   20,424,947
----------------------------------------------------------
July 31, 2010                                   50,580,143
----------------------------------------------------------
July 31, 2011                                   40,489,926
==========================================================
Total capital loss carryforward               $195,139,955
__________________________________________________________
==========================================================

NOTE 10--INVESTMENT SECURITIES


The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended January 31, 2004 was $601,092,377 and $740,404,312, respectively.

  Receivable for investments matured represents the estimated proceeds to the Fund by Candescent Technologies Corp. which is in default with respect to the principal payments on $2,600,000 par value, Senior Unsecured Guaranteed Subordinated Debentures, 8.00%, which was due May 1, 2003. This estimate was determined in accordance with the fair valuation procedures authorized by the Board of Trustees.

                 UNREALIZED APPRECIATION (DEPRECIATION) OF
                   INVESTMENT SECURITIES ON A TAX BASIS
---------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities      $22,890,440
---------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (7,355,567)
===========================================================================
Net unrealized appreciation of investment securities            $15,534,873
___________________________________________________________________________
===========================================================================
Cost of investments for tax purposes is $856,509,707.

NOTE 11--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Investor Class shares are sold at net asset value. Under some circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                    SIX MONTHS ENDED                   YEAR ENDED
                                                                    JANUARY 31, 2004                 JULY 31, 2003
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       6,781,116    $  44,916,478     34,974,482    $ 227,557,387
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       2,113,660       14,007,985      6,568,344       42,470,135
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         693,992        4,587,869      2,457,437       15,917,589
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                          80,190          528,184        221,537        1,433,022
--------------------------------------------------------------------------------------------------------------------------
  Investor Class*                                               1,772,553       11,790,599             --               --
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       1,634,413       10,868,010      2,135,445       13,818,002
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                         779,614        5,189,256      1,263,215        8,179,269
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         141,865          941,849        228,277        1,474,885
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                           3,409           22,662          3,045           19,965
--------------------------------------------------------------------------------------------------------------------------
  Investor Class*                                                 472,527        3,158,876             --               --
==========================================================================================================================
Issued in connection with acquisitions:
  Class A                                                         768,863        5,095,481**   27,342,473      187,057,737***
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                          93,808          622,323**    8,116,484       55,594,742***
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         265,700        1,758,132**    1,021,582        6,979,000***
--------------------------------------------------------------------------------------------------------------------------
  Investor Class*                                              33,350,556      221,411,294**           --               --
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       1,340,601        8,904,212      1,200,781        7,816,358
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (1,338,688)      (8,904,212)    (1,198,212)      (7,816,358)
==========================================================================================================================
Reacquired:
  Class A                                                     (17,241,092)    (114,206,932)   (42,574,877)    (276,697,454)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (6,358,016)     (42,124,580)   (10,303,838)     (66,667,520)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,532,843)     (10,118,253)    (3,361,539)     (21,704,407)
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                         (28,693)        (188,785)      (147,810)        (963,765)
--------------------------------------------------------------------------------------------------------------------------
  Investor Class*                                              (6,706,615)     (44,706,339)            --               --
==========================================================================================================================
                                                               17,086,920    $ 113,554,109     27,946,826    $ 194,468,587
__________________________________________________________________________________________________________________________
==========================================================================================================================

 *  Investor Class shares commenced sales on September 30, 2003.
 ** As of the open of business on November 3, 2003, the Fund acquired all of the net assets of INVESCO Select Income Fund pursuant to a plan of reorganization approved by the INVESCO Select Income Fund shareholders on October 28, 2003. The acquisition was accomplished by a tax-free exchange of 34,478,927 shares of the Fund for 42,791,496 shares of INVESCO Select Income Fund outstanding as of the close of business October 31, 2003. INVESCO Select Income Fund's net assets at that date of $228,887,230 including $3,699,693 of unrealized appreciation, were combined with those of the Fund. On the acquisition date, INVESCO Select Income Fund had undistributed net investment income (loss) of $(151,470) and undistributed net realized gain
    (loss) of $(129,053,501). The aggregate net assets of the Fund immediately before the acquisition were $714,702,935.
*** As of the open of business on June 23, 2003, the Fund acquired all the net assets of AIM Global Income Fund and AIM Strategic Income Fund pursuant to a plan of reorganization approved by AIM Global Income Fund and AIM Strategic Income Fund shareholders on June 4, 2003. The acquisition was accomplished by a tax-free exchange of 36,480,538 shares of the Fund for 15,981,096 shares of AIM Global Income Fund outstanding and 12,468,897 shares of AIM Strategic Income Fund outstanding as of the close of business on June 20, 2003. AIM Global Income Fund's net assets at that date of $146,381,616 including $12,323,096 of unrealized appreciation and AIM Strategic Income Fund's net assets at that date of $103,249,865 including $4,131,358 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $551,945,514. Included in net assets of the acquired fund is undistributed net investment income (loss) of $(886,025) and undistributed net realized gain (loss) of $(30,590,083) for AIM Global Income Fund and undistributed net investment income (loss) of $(55,417) and undistributed net realized gain (loss) of $(133,270,496) for AIM Strategic Income Fund.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                   CLASS A
                                            -------------------------------------------------------------------------------------
                                            SIX MONTHS                                               SEVEN MONTHS
                                              ENDED                   YEAR ENDED JULY 31,              ENDED         YEAR ENDED
                                            JANUARY 31,       -----------------------------------     JULY 31,       DECEMBER 31,
                                              2004              2003        2002           2001         2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $   6.51         $   6.20    $   6.91       $   7.14      $   7.59        $   8.38
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          0.15(a)          0.34(a)     0.44(a)(b)     0.53          0.34            0.57
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                     0.27             0.35       (0.70)         (0.23)        (0.47)          (0.81)
=================================================================================================================================
    Total from investment operations             0.42             0.69       (0.26)          0.30         (0.13)          (0.24)
=================================================================================================================================
Less distributions:
  Dividends from net investment income          (0.22)           (0.38)      (0.43)         (0.51)        (0.25)          (0.55)
=================================================================================================================================
  Returns of capital                               --               --       (0.02)         (0.02)        (0.07)             --
=================================================================================================================================
    Total distributions                         (0.22)           (0.38)      (0.45)         (0.53)        (0.32)          (0.55)
=================================================================================================================================
Net asset value, end of period               $   6.71         $   6.51    $   6.20       $   6.91      $   7.14        $   7.59
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                  6.49%           11.36%      (4.05)%         4.42%        (1.70)%         (2.92)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)     $415,161         $446,526    $281,966       $346,967      $346,482        $393,414
=================================================================================================================================
Ratio of expenses to average net assets          0.95%(d)         1.02%       0.96%          0.95%         0.97%(e)        0.91%
=================================================================================================================================
Ratio of net investment income to average
  net assets                                     4.39%(d)         5.19%       6.57%(b)       7.57%         8.03%(e)        7.11%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                         82%             141%         70%            83%           43%             78%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.45 and the ratio of net investment income to average net assets would have been 6.76%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $430,190,539.
(e)  Annualized.
(f)  Not annualized for periods less than one year.


                                                                                   CLASS B
                                            -------------------------------------------------------------------------------------
                                            SIX MONTHS                                               SEVEN MONTHS
                                              ENDED                   YEAR ENDED JULY 31,              ENDED         YEAR ENDED
                                            JANUARY 31,       -----------------------------------     JULY 31,       DECEMBER 31,
                                              2004              2003        2002           2001         2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $   6.52         $   6.21    $   6.92       $   7.14      $   7.58        $   8.37
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          0.12(a)          0.29(a)     0.39(a)(b)     0.48          0.31            0.50
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                     0.27             0.35       (0.70)         (0.23)        (0.47)          (0.80)
=================================================================================================================================
    Total from investment operations             0.39             0.64       (0.31)          0.25         (0.16)          (0.30)
=================================================================================================================================
Less distributions:
  Dividends from net investment income          (0.19)           (0.33)      (0.38)         (0.45)        (0.21)          (0.49)
---------------------------------------------------------------------------------------------------------------------------------
  Returns of capital                               --               --       (0.02)         (0.02)        (0.07)             --
=================================================================================================================================
    Total distributions                         (0.19)           (0.33)      (0.40)         (0.47)        (0.28)          (0.49)
=================================================================================================================================
Net asset value, end of period               $   6.72         $   6.52    $   6.21       $   6.92      $   7.14        $   7.58
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                  6.10%           10.53%      (4.76)%         3.67%        (2.09)%         (3.72)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)     $232,842         $256,642    $216,710       $237,118      $213,926        $244,713
=================================================================================================================================
Ratio of expenses to average net assets          1.70%(d)         1.77%       1.71%          1.71%         1.73%(e)        1.66%
=================================================================================================================================
Ratio of net investment income to average
  net assets                                     3.64%(d)         4.44%       5.82%(b)       6.81%         7.28%(e)        6.36%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                         82%             141%         70%            83%           43%             78%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.40 and the ratio of net investment income to average net assets would have been 6.01%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $244,587,222.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                    CLASS C
                                               ----------------------------------------------------------------------------------
                                               SIX MONTHS                                            SEVEN MONTHS
                                                  ENDED                YEAR ENDED JULY 31,              ENDED         YEAR ENDED
                                               JANUARY 31,       --------------------------------      JULY 31,      DECEMBER 31,
                                                  2004            2003       2002          2001          2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $  6.51         $  6.19    $  6.91       $  7.13      $  7.57         $  8.36
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                             0.12(a)         0.29(a)    0.39(a)(b)    0.48         0.31            0.50
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                        0.26            0.36      (0.71)        (0.23)       (0.47)          (0.80)
=================================================================================================================================
    Total from investment operations                0.38            0.65      (0.32)         0.25        (0.16)          (0.30)
=================================================================================================================================
Less distributions:
  Dividends from net investment income             (0.19)          (0.33)     (0.38)        (0.45)       (0.21)          (0.49)
---------------------------------------------------------------------------------------------------------------------------------
  Returns of capital                                  --              --      (0.02)        (0.02)       (0.07)             --
=================================================================================================================================
    Total distributions                            (0.19)          (0.33)     (0.40)        (0.47)       (0.28)          (0.49)
=================================================================================================================================
Net asset value, end of period                   $  6.70         $  6.51    $  6.19       $  6.91      $  7.13         $  7.57
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                     5.95%          10.73%     (4.92)%        3.68%       (2.09)%         (3.71)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)         $40,296         $41,912    $37,769       $44,216      $26,821         $28,202
=================================================================================================================================
Ratio of expenses to average net assets             1.70%(d)        1.77%      1.71%         1.71%        1.73%(e)        1.66%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                            3.64%(d)        4.44%      5.82%(b)      6.81%        7.28%(e)        6.36%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                            82%            141%        70%           83%          43%             78%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.40 and the ratio of net investment income to average net assets would have been 6.01%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $40,823,137.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                 CLASS R
                                                              ---------------------------------------------
                                                                                              JUNE 2, 2002
                                                              SIX MONTHS                       (DATE SALES
                                                                 ENDED          YEAR ENDED    COMMENCED) TO
                                                              JANUARY 31,        JULY 31,       JULY 31,
                                                                 2004              2003           2002
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 6.51            $ 6.20         $ 6.53
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.14(a)           0.32(a)        0.06(a)(b)
-----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.26              0.35          (0.32)
===========================================================================================================
    Total from investment operations                              0.40              0.67          (0.26)
===========================================================================================================
Less distributions:
  Dividends from net investment income                           (0.21)            (0.36)         (0.05)
-----------------------------------------------------------------------------------------------------------
  Returns of capital                                                --                --          (0.02)
===========================================================================================================
    Total distributions                                          (0.21)            (0.36)         (0.07)
===========================================================================================================
Net asset value, end of period                                  $ 6.70            $ 6.51         $ 6.20
___________________________________________________________________________________________________________
===========================================================================================================
Total return(c)                                                   6.20%            11.08%         (4.01)%
___________________________________________________________________________________________________________
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  893            $  509         $   10
===========================================================================================================
Ratio of expenses to average net assets                           1.20%(d)          1.27%          1.21%(e)
===========================================================================================================
Ratio of net investment income to average net assets              4.14%(d)          4.94%          6.32%(b)(e)
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate(f)                                          82%              141%            70%
___________________________________________________________________________________________________________
===========================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.07 and the ratio of net investment income to average net assets would have been 6.51%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(d)  Ratios are annualized and based on average daily net assets of $710,832.
(e)  Annualized.
(f)  Not annualized for periods less than one year.


                                                                  INVESTOR CLASS
                                                                ------------------
                                                                SEPTEMBER 30, 2003
                                                                    (DATE SALES
                                                                   COMMENCED) TO
                                                                    JANUARY 31,
                                                                       2004
----------------------------------------------------------------------------------
Net asset value, beginning of period                                 $   6.71
----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                  0.10(a)
----------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)                 0.07
==================================================================================
    Total from investment operations                                     0.17
==================================================================================
Less distributions from net investment income                           (0.16)
==================================================================================
Net asset value, end of period                                       $   6.72
__________________________________________________________________________________
==================================================================================
Total return(b)                                                          2.53%
__________________________________________________________________________________
==================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $194,261
==================================================================================
Ratio of expenses to average net assets                                  0.95%(c)
==================================================================================
Ratio of net investment income to average net assets                     4.39%(c)
__________________________________________________________________________________
==================================================================================
Portfolio turnover rate(d)                                                 82%
__________________________________________________________________________________
==================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $149,070,377.
(d)  Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS

Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

  A.  Regulatory Inquiries and Actions
      ---------------------------------

    1.  IFG

On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the chief executive officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (the parent of AIM) and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Department of Banking for the State of Connecticut and the Colorado Securities Division. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD Inc. and the SEC, none of which directly bears upon the Fund. IFG is providing full cooperation with respect to these inquiries.

    2.  AIM

AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

    3.  AMVESCAP Response

AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

  B.  Private Actions
      ---------------

In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and
(iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions alleging market timing throughout the mutual fund industry should be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Twelve actions filed against IFG have been conditionally transferred to the Panel in Maryland, and IFG and AIM anticipate that all other market timing actions that may be filed or that are already pending against IFG and/or AIM will be transferred to the Panel as well.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Income Fund, an investment portfolio of AIM Investment Securities Funds, a Delaware statutory trust, was held on October 21, 2003. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                                        WITHHOLDING
       TRUSTEES/ MATTER                                                VOTES FOR         AUTHORITY
---------------------------------------------------------------------------------------------------
(1)*   Bob R. Baker................................................  1,430,557,734      19,888,865
       Frank S. Bayley.............................................  1,430,328,954      20,117,645
       James T. Bunch..............................................  1,430,768,168      19,678,431
       Bruce L. Crockett...........................................  1,430,659,866      19,786,733
       Albert R. Dowden............................................  1,430,613,991      19,832,608
       Edward K. Dunn, Jr..........................................  1,430,557,918      19,888,681
       Jack M. Fields..............................................  1,430,604,411      19,842,188
       Carl Frischling.............................................  1,430,139,075      20,307,524
       Robert H. Graham............................................  1,430,382,712      20,063,887
       Gerald J. Lewis.............................................  1,430,101,093      20,345,506
       Prema Mathai-Davis..........................................  1,430,403,656      20,042,943
       Lewis F. Pennock............................................  1,430,682,327      19,764,272
       Ruth H. Quigley.............................................  1,430,286,369      20,160,230
       Louis S. Sklar..............................................  1,430,522,821      19,923,778
       Larry Soll, Ph.D............................................  1,430,500,783      19,945,816
       Mark H. Williamson..........................................  1,430,415,623      20,030,976

* Proposal required approval by a combined vote of all the portfolios of AIM Investment Securities Funds.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES              OFFICERS                                          OFFICE OF THE FUND
Bob R. Baker                   Robert H. Graham                                  11 Greenway Plaza
Frank S. Bayley                Chairman and President                            Suite 100
James T. Bunch                                                                   Houston, TX 77046-1173
Bruce L. Crockett              Mark H. Williamson
Albert R. Dowden               Executive Vice President                          INVESTMENT ADVISOR
Edward K. Dunn Jr.                                                               A I M Advisors, Inc.
Jack M. Fields                 Kevin M. Carome                                   11 Greenway Plaza
Carl Frischling                Senior Vice President and Chief Legal Officer     Suite 100
Robert H. Graham                                                                 Houston, TX 77046-1173
Gerald J. Lewis                Sidney M. Dilgren
Prema Mathai-Davis             Vice President and Treasurer                      TRANSFER AGENT
Lewis F. Pennock                                                                 AIM Investment Services, Inc.
Ruth H. Quigley                Stuart W. Coco                                    P.O. Box 4739
Louis S. Sklar                 Vice President                                    Houston, TX 77210-4739
Larry Soll, Ph.D.
Mark H. Williamson             Melville B. Cox                                   CUSTODIAN
                               Vice President                                    State Street Bank and Trust Company
                                                                                 225 Franklin Street
                               Karen Dunn Kelley                                 Boston, MA 02110
                               Vice President
                                                                                 COUNSEL TO THE FUND
                               Edgar M. Larsen                                   Ballard Spahr
                               Vice President                                    Andrews & Ingersoll, LLP
                                                                                 1735 Market Street
                                                                                 Philadelphia, PA 19103-7599

                                                                                 COUNSEL TO THE TRUSTEES
                                                                                 Kramer, Levin, Naftalis & Frankel LLP
                                                                                 919 Third Avenue
                                                                                 New York, NY 10022-3852

                                                                                 DISTRIBUTOR
                                                                                 A I M Distributors, Inc.
                                                                                 11 Greenway Plaza
                                                                                 Suite 100
                                                                                 Houston, TX 77046-1173

     DOMESTIC EQUITY                              INTERNATIONAL/GLOBAL EQUITY             FIXED INCOME

AIM Aggressive Growth Fund                  AIM Asia Pacific Growth Fund                  TAXABLE
AIM Balanced Fund*                          AIM Developing Markets Fund
AIM Basic Balanced Fund*                    AIM European Growth Fund                      AIM Floating Rate Fund
AIM Basic Value Fund                        AIM European Small Company Fund               AIM High Yield Fund
AIM Blue Chip Fund                          AIM Global Aggressive Growth Fund             AIM Income Fund
AIM Capital Development Fund                AIM Global Growth Fund
AIM Charter Fund                            AIM Global Trends Fund(5)                     AIM Intermediate Government Fund
AIM Constellation Fund                      AIM Global Value Fund(6)                      AIM Limited Maturity Treasury Fund
AIM Dent Demographic Trends Fund            AIM International Emerging Growth Fund        AIM Money Market Fund
AIM Diversified Dividend Fund(1)            AIM International Growth Fund                 AIM Short Term Bond Fund
AIM Emerging Growth Fund                    AIM Trimark Fund                              AIM Total Return Bond Fund
AIM Large Cap Basic Value Fund              INVESCO International Core Equity Fund(7)     INVESCO U.S. Government Money Fund
AIM Large Cap Growth Fund
AIM Libra Fund                                       SECTOR EQUITY                        TAX-FREE
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund                AIM Global Health Care Fund                   AIM High Income Municipal Fund
AIM Mid Cap Growth Fund                     AIM Real Estate Fund                          AIM Municipal Bond Fund
AIM Opportunities I Fund                    INVESCO Advantage Health Sciences Fund        AIM Tax-Exempt Cash Fund
AIM Opportunities II Fund                   INVESCO Energy Fund                           AIM Tax-Free Intermediate Fund
AIM Opportunities III Fund                  INVESCO Financial Services Fund
AIM Premier Equity Fund                     INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund                      INVESCO Health Sciences Fund
AIM Small Cap Equity Fund(2)                INVESCO Leisure Fund
AIM Small Cap Growth Fund(3)                INVESCO Multi-Sector Fund
AIM Trimark Endeavor Fund                   INVESCO Technology Fund
AM Trimark Small Companies Fund             INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund
INVESCO Dynamics Fund
INVESCO Mid-Cap Growth Fund
INVESCO Small Company Growth Fund
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*

* Domestic equity and income fund


CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER IMPORTANT INFORMATION ABOUT AIM AND INVESCO FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR OR AIMINVESTMENTS.COM AND READ IT THOROUGHLY BEFORE INVESTING.


(1) Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (6) Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund. (7) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

   If used after April, 2004, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $149 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $371 billion in assets under management. Data as of December 31, 2003.


                               AIMinvestments.com                      INC-SAR-1





                                                   Your goals. Our solutions.--Servicemark--
--------------------------------------------------------------------------------------------
Mutual   Retirement   Annuities   College   Separately   Offshore   Alternative   Cash           [AIM INVESTMENTS LOGO APPEARS HERE]
Funds    Products                 Savings   Managed      Products   Investments   Management              --Servicemark--
                                  Plans     Accounts
--------------------------------------------------------------------------------------------

                                                AIM INTERMEDIATE GOVERNMENT FUND
                            Semiannual Report to Shareholders o January 31, 2004

                                 [COVER IMAGE]




YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
     --Servicemark--                                    --Servicemark--

===================================================================================================================================
AIM INTERMEDIATE GOVERNMENT FUND SEEKS A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH REASONABLE CONCERN FOR SAFETY OF PRINCIPAL.
===================================================================================================================================
o Unless otherwise stated, information presented is as of 1/31/04 and is based on total net assets.

ABOUT SHARE CLASSES                          OTHER INFORMATION                           Intermediate U.S. Government Bond Index
o Effective 9/30/03, Class B shares are      o The average credit quality of the         and the unmanaged Lehman Brothers
not available as an investment for           fund's holdings as of the close of the      Mortgage Backed Securities Fixed Rate
retirement plans maintained pursuant to      reporting period represents the             (MBS FR) Index. The Lehman Brothers
Section 401 of the Internal Revenue Code,    weighted average quality rating of the      Intermediate U.S. Government Bond Index
including 401(k) plans, money purchase       securities in the portfolio as assigned     represents the performance of
pension plans and profit sharing plans.      by Nationally Recognized Statistical        intermediate- and long-term U.S.
Plans that have existing accounts            Rating Organizations based on               Treasury and U.S. government agency
invested in Class B shares will continue     assessment of the credit quality of the     securities. The MBS FR Index covers 30-
to be allowed to make additional             individual securities.                      and 15-year mortgage-backed pass-through
purchases.                                                                               securities offered by Ginnie Mae, Fannie
                                             o Effective duration is a measure, as       Mae, and Freddie Mac. The indexes are
o Investor Class shares are closed to        estimated by the fund's portfolio           compiled by Lehman Brothers, a global
most investors. For more information on      managers, of a bond fund's price            investment bank.
who may continue to invest in the            sensitivity to changes in interest
Investor Class shares, please see the        rates. Weighted average effective           o The fund is not managed to track the
appropriate prospectus.                      maturity is a measure, as estimated by      performance of any particular index,
                                             the fund's portfolio managers, of the       including the indexes defined here, and
o Class R shares are available only to       length of time the average security in      consequently, the performance of the
certain retirement plans. Please see the     a bond fund will mature or be redeemed      fund may deviate significantly from the
prospectus for more information.             by its issuer. Both measures take into      performance of the indexes.
                                             account mortgage prepayments, puts,
PRINCIPAL RISKS OF INVESTING IN THE FUND     adjustable coupons and potential call       o A direct investment cannot be made in
o The fund invests in securities issued      dates.                                      an index. Unless otherwise indicated,
or backed by the U.S. government, its                                                    index results include reinvested
agencies or instrumentalities. They offer    ABOUT INDEXES USED IN THIS REPORT           dividends, and they do not reflect sales
a high degree of safety and, in the case     o The unmanaged Lehman Brothers U.S.        charges. Performance of an index of
of government securities, are guaranteed     Aggregate Bond Index, which represents      funds reflects fund expenses;
as to timely payment of principal and        the U.S. investment-grade fixed-rate        performance of a market index does not.
interest if held to maturity. Fund shares    bond market (including government and
are not insured, and their value or yield    corporate securities, mortgage
will vary with market conditions.            pass-through securities and                 A description of the policies and
                                             asset-backed securities), is compiled       procedures that the Fund uses to
o The fund invests a portion of its          by Lehman Brothers, a global investment     determine how to vote proxies relating
assets in mortgage-backed securities,        bank.                                       to portfolio securities is available
which may lose value if mortgages are                                                    without charge, upon request, by calling
prepaid in response to falling interest      o The Lipper Intermediate U.S.              800-959-4246, or on the AIM Web site,
rates.                                       Government Bond Fund Index represents       AIMinvestments.com.
                                             an average of the 30 largest
                                             intermediate-term U.S. government bond
                                             funds tracked by Lipper, Inc., an
                                             independent mutual fund performance
                                             monitor.

                                             o The unmanaged Lehman Brothers
                                             Intermediate U.S. Government and
                                             Mortgage Index is a market-weighted
                                             combination of the unmanaged Lehman
                                             Brothers

=====================================================                                     This report must be accompanied or
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                                     preceded by a currently effective fund
=====================================================                                     prospectus, which contains more complete
                                                                                          information, including sales charges and
                                                                                          expenses. Read it carefully before you
                                                                                          invest.

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER IN                  VISIT OUR WEB SITE
                    THE AIM FAMILY OF FUNDS--Registered         As you are aware, the mutual fund industry and AIM Investments
                    Trademark--:                                have been the subject of allegations and investigations of late surrounding the issues of market timing and late trading in
[PHOTO OF           Major stock market indexes here             funds. We understand how unsettling this may be for many of our
ROBERT H.           and abroad delivered positive               shareholders. We invite you to visit AIMinvestments.com, our
GRAHAM]             performance during the six months           Web site, often. We will continue to post updates on these
                    covered by this report. As is               issues as information becomes available.
ROBERT H. GRAHAM    historically the case, bond market
                    returns were more modest, but positive          The Securities and Exchange Commission, which regulates our
                    as well. The U.S. economy appears to        industry, has already proposed new rules and regulations, and
                    have turned a corner, with solid growth     is planning to propose several more, that address the issues of
                    in gross domestic product during the        market timing and late trading, among others. The Investment
                    third and fourth quarters of 2003.          Company Institute, the industry trade group, and we welcome
                    Overseas, particularly in Europe,           these efforts. We believe comprehensive rule making is
economic performance picked up during the second half           necessary and is the best way to establish new industry
of 2003.                                                        responsibilities designed to protect shareholders. We support practical rule changes and structural modifications that are
    Investors in the United States seem to have regained        fair, enforceable and, most importantly, beneficial for
their confidence. They added $43.8 billion to U.S. stock        investors.
mutual funds in January 2004 and $496 million to bond
funds. By contrast, money market funds, considered a safe           Should you visit our Web site, we invite you to explore the
haven because of their emphasis on stability of net asset       other material available there, including general investing
value, suffered large net outflows during the month. As the     information, performance updates on our funds, and market and
reporting period closed, total mutual fund assets stood at      economic commentary from our financial experts.
a record $7.54 trillion.
                                                                    As always, AIM is committed to building solutions for your
    The durability of these trends is, of course,               investment goals, and we thank you for your continued
unpredictable, and we caution our shareholders against          participation in AIM Investments. If you have any questions,
thinking that 2004 will see a rerun of the markets' good        please contact our Client Service representatives at
performance during 2003. That said, it is also true that        800-959-4246.
the economy appears to have the wind at its back in terms
of fiscal, monetary and tax stimulus, and corporate             Sincerely,
earnings have been strong.                                      /s/ ROBERT H. GRAHAM
                                                                Robert H. Graham
    What should investors do? They should do what we have       Chairman and President
always urged: Keep their eyes on their long-term goals,         March 9, 2004
keep their portfolios diversified, and work with their
financial advisors to tailor their investments to their
risk tolerance and investment objectives. We cannot
overemphasize the importance of professional guidance when
it comes to selecting investments.

    For information on your fund's performance and management during the reporting period, please see the management discussion that begins on the following page.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


FUND PROVIDES CURRENT INCOME, POSITIVE RETURNS

For the six-month reporting period ended     activity, expanded at an annualized             Bond issuance was strong for
January 31, 2004, AIM Intermediate           rate of 8.2% in the third quarter and       calendar year 2003 and during the
Government Fund's Class A shares returned    4.1% in the fourth quarter of 2003. In      second  half of the year. According
3.24%, excluding sales charges. (If sales    late June 2003, the Federal Reserve         to the Bond Market Association, an
charges were included, returns would be      (the Fed) reduced the short-term            industry trade group, strong debt
lower.) As of the close of the reporting     federal funds rate from 1.25% to 1.00%,     issuance reflected the effects of a
period, the distribution rate at maximum     its lowest level since 1958. The Fed        low-interest-rate environment and the
offering price and the 30-day SEC yield      said that it favored a more expansive       continued financing requirements of
at maximum offering price for the fund's     monetary policy because the economy had     the federal government. Despite this
Class A shares were 4.83% and 3.06%,         not yet exhibited signs of sustainable      increased supply, auctions of U.S.
respectively. Total returns, distribution    growth. By late January 2004, the Fed       Treasury securities continued to
rates, and 30-day yields for all of the      left short-term rates unchanged and         attract investors looking for
fund's share classes for the six-month       said that economic reports suggested        attractive yields and high-quality
reporting period appear in tables below.     that the economy was "expanding             investments. According to the
                                             briskly." The Fed dropped its               Association:
    Total return for the fund's Class A      long-standing promise to hold interest
shares lagged that of its broad market       rates steady for a "considerable            o Slow economic growth, stimulative
index, the investment-grade Lehman           period," replacing it instead with a        fiscal policy, and continued spending
Brothers U.S. Aggregate Bond Index, which    pledge to be "patient" before raising       on operations in Iraq, homeland
returned 4.49% for the six-month             rates.                                      security, and domestic programs
reporting period. The index outperformed                                                 continued to drive the need for U.S.
the fund because the index includes              Within the investment-grade Lehman      Treasury borrowing higher.
corporate bonds, in which the fund does      Brothers U.S. Aggregate Bond Index,
not invest. Corporate securities were the    mortgage backed securities returned         o Long-term issuance by federal
top-performing sector of the Lehman          4.03% for the reporting period, U.S.        agencies set a record for 2003.
Brothers U.S. Aggregate Bond Index for       Treasuries of varying maturities            Long-term issuance by all federal
the reporting period.                        returned 3.96%, and U.S. agency             agencies increased over 2002, with the
                                             securities returned 3.77% for the six       exception of Freddie Mac and Sallie
MARKET CONDITIONS                            months ended January 31, 2004.              Mae.

     The nation's gross domestic product,                                                o The low interest-rate environment
generally considered the broadest measure                                                and booming housing market during 2003
of economic                                                                              drove origination and refinancing
                                                                                         activity to record volumes. However,
                                                                                         as mortgage interest rates moved
                                                                                         higher during the second half of 2003,
                                                                                         mortgage originations-and especially
                                                                                         refinancings-slowed.

===================================================================================================================================
INVESTMENT TYPE BREAKDOWN                    FUND VS. INDEXES
Based on total investments                   TOTAL RETURNS, 7/31/03-1/31/04,             TOTAL NUMBER OF HOLDINGS*            548
                                             EXCLUDING APPLICABLE SALES CHARGES. IF
                                             SALES CHARGES WERE INCLUDED, RETURNS        TOTAL NET ASSETS           $1.15 billion
                                             WOULD BE LOWER.
                                                                                         Weighted Average Effective
         [PIE CHART]                         Class A Shares                    3.24%     Maturity                       3.8 years

                                             Class B Shares                    2.86      Effective Duration             2.9 years
Mortgage Obligations             69.7%
                                             Class C Shares                    2.76      Average Credit Quality               AAA
U.S. Agency Obligations          20.4%
                                             Class R Shares                    3.12
U.S. Treasury Obligations         6.4%
                                             Investor Class Shares             3.24
Cash                              3.5%
                                             Lehman Brothers U.S. Aggregate
Source: Lipper, Inc.                         Bond Index (Broad Market Index)   4.49      The inception date of Investor Class
                                                                                         shares is 9/30/03. Returns prior to that
                                             Lehman Brothers Intermediate U.S.           date are hypothetical results based on
                                             Government and Mortgage Index               Class A share returns for the stated
                                             (Style-specific Index)            3.46      period at net asset value.

                                             Lipper Intermediate U.S.
                                             Government Bond Fund Index
                                             (Peer Group Index)                3.25

*Excludes money market fund holdings.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
===================================================================================================================================

YOUR FUND

During the third quarter of 2003, we         duration, the more its net asset value                        CLINT W. DUDLEY
increased our exposure to mortgages. This    would drop should interest rates rise.          [DUDLEY       Mr. Dudley, Chartered
enhanced the fund's defensive posture,       We believed that a shorter duration,             PHOTO]       Financial Analyst,
since mortgages are typically less           which we achieved by buying mortgages                         is a portfolio
volatile to changes in interest rates.       and shorter-maturity U.S. Treasury                            manager of
The fund's overweight position in            issues, might better protect principal.     AIM Intermediate Government Fund. Mr.
mortgages allowed us to lengthen our                                                     Dudley joined AIM in 1998 and assumed
positions in U.S. Treasury and agency            For the six-month reporting period,     his current duties in 2001. Mr. Dudley
bonds, thereby capturing potential gains     the fund benefited from its overweight      graduated with a B.B.A. and an M.B.A.,
from declining interest rates. We reduced    position, relative to its index, in         both from Baylor University.
the fund's U.S. Treasury bond holdings       mortgage-backed securities. The yield
because of significant volatility in the     premium for mortgage-backed securities                        SCOT W. JOHNSON
interest rate environment. This enhanced     (the additional yield these securities          [JOHNSON      Mr. Johnson, Chartered
the fund's defensive posture but             offered compared to U.S. Treasury                 PHOTO]      Financial Analyst,
positioned us to capture upside potential    issues of the same duration to                                is the lead manager
if rates declined.                           compensate for prepayment risks) was                          of AIM Intermediate
                                             particularly advantageous in the            Government Fund. Mr. Johnson joined
    During the fourth quarter of 2003, we    range-bound environment of the second       AIM in 1994 as a junior portfolio
kept the fund's sector allocation            half of 2003 when little return could       analyst and was named to his current
essentially unchanged. We maintained a       be derived from duration management.        position in 2003. Mr. Johnson received
significant overweight position in the       Given this environment, U.S. Treasury       both his bachelor's degree in
mortgage market. We did so because we        and agency securities hindered fund         economics and his M.B.A. in finance
believed that the economy had yet to         performance. Historically low yields on     from Vanderbilt University.
demonstrate sustainable growth. We           such bonds limited their performance.
experienced some difficulty in finding
the high-coupon mortgages that we            IN CLOSING
generally prefer. We shortened the fund's
duration to less than three years because    For the six-month reporting period
we believed that the next change in          covered by this report, we were pleased
interest rates was more likely to be         to provide investors with current
higher, not lower. Duration measures a       income and, at net asset value,
bond fund's sensitivity to interest rate     positive total returns by investing in
changes. Since interest rates and bond       debt securities issued, guaranteed, or
values move inversely, rising interest       otherwise backed by the U.S.
rates would lower the value of the bonds     government.
in the fund's portfolio. The longer a
fund's                                           See important fund and index
                                                disclosures inside front cover.

=====================================================================================
CURRENT YIELDS

                           30-DAY DISTRIBUTION RATE       30-DAY SEC YIELD
Class A Shares                       4.83%                     3.06%
Class B Shares                       4.32                      2.45
Class C Shares                       4.34                      2.45
Class R Shares                       4.82                      2.96
Investor Class Shares                5.08                      3.21
=====================================================================================

The 30-day SEC yield is calculated using a formula defined by the Securities and Exchange Commission. The formula is based on the portfolio's potential earnings from dividends, interest and yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses, calculated at maximum offering price, and annualized.

         The fund's 30-day distribution rate reflects its most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end
maximum offering price.                                                                   [RIGHT ARROW GRAPHIC]

                                                                                          FOR A PRESENTATION OF YOUR FUND'S
                                                                                          LONG-TERM PERFORMANCE RECORD, PLEASE
                                                                                          TURN THE PAGE.

LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

Below you will find a presentation of your fund's long-term performance record for periods ended 1/31/04, the close of the six-month period covered by this report. As required by industry regulations, we also present long-term performance for periods ended 12/31/03, the most recent calendar quarter-end.

Please read the important disclosure accompanying these tables, which explains how fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.

====================================================================================================================================
AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS                     When sales charges are included in
As of 1/31/04, including applicable sales    As of 12/31/03, including applicable sales   performance figures, Class A share
charges                                      charges                                      performance reflects the maximum 4.75%
                                                                                          sales charge, and Class B and Class C
CLASS A SHARES                               CLASS A SHARES                               share performance reflects the applicable
10 Years                            5.01%    10 Years                             5.07%   contingent deferred sales charge (CDSC)
 5 Years                            3.88      5 Years                             3.86    for the period involved. The CDSC on
 1 Year                            -2.67      1 Year                             -3.46    Class B shares declines from 5% beginning
                                                                                          at the time of purchase to 0% at the
CLASS B SHARES                               CLASS B SHARES                               beginning of the seventh year. The CDSC
10 Years                            4.88%    10 Years                             4.93%   on Class C shares is 1% for the first
 5 Years                            3.81      5 Years                             3.79    year after purchase. Class R shares are
 1 Year                            -3.45      1 Year                             -4.26    sold without a sales charge. Investor
                                                                                          Class shares have no sales charge;
CLASS C SHARES                               CLASS C SHARES                               therefore performance quoted is at net
Inception (8/4/97)                  4.93%    Inception (8/4/97)                   4.92%   asset value. The performance of the
 5 Years                            4.13      5 Years                             4.11    fund's share classes will differ due to
 1 Year                             0.46      1 Year                             -0.39    different sales charge structures and
                                                                                          class expenses.
CLASS R SHARES                               CLASS R SHARES
10 Years                            5.27%    10 Years                             5.32%       Had the advisor not waived fees and/or
 5 Years                            4.66      5 Years                             4.62    reimbursed expenses, returns would have
 1 Year                             2.03      1 Year                              1.06    been lower.

INVESTOR CLASS SHARES                        INVESTOR CLASS SHARES
10 Years                            5.52%    10 Years                             5.58%
 5 Years                            4.90      5 Years                             4.88
 1 Year                             2.17      1 Year                              1.31

The inception date of Class R shares is      The performance data quoted represent
6/3/02. Returns prior to that date are       past performance and cannot guarantee
hypothetical results based on Class A        comparable future results; current
returns at net asset value from 1/31/94,     performance may be lower or higher.
adjusted to reflect higher 12b-1 fees        Please visit AIMinvestments.com for the
applicable to the Class R Shares. Class R    most recent month-end performance.
share returns do not include a 0.75%         Performance figures reflect reinvested
contingent deferred sales charge that may    distributions, changes in net asset value
be imposed on a total redemption of          and the effect of the maximum sales
retirement plan assets within the first      charge unless otherwise stated.
year.                                        Investment return and principal value
                                             will fluctuate so that you may have a
    The inception date of Investor Class     gain or loss when you sell shares.
shares is 9/30/03. Returns prior to that
date are hypothetical results based on                                                    [ARROW
Class A share returns for the stated                                                      BUTTON   For More Information Visit
period at net asset value.                                                                IMAGE]       AIMinvestments.com
====================================================================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

January 31, 2004
(Unaudited)


                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES-101.96%

FEDERAL FARM CREDIT BANK-2.75%

Bonds,
  6.00%, 06/11/08 to 03/07/11                  $19,000,000   $   21,160,300
---------------------------------------------------------------------------
Medium Term Notes,
  5.75%, 12/07/28                               10,000,000       10,382,700
===========================================================================
                                                                 31,543,000
===========================================================================

FEDERAL HOME LOAN BANK-2.56%

Unsec. Bonds,
  7.36%, 07/01/04                                2,800,000        2,872,380
---------------------------------------------------------------------------
  6.50%, 11/15/05                                2,000,000        2,160,880
---------------------------------------------------------------------------
  7.25%, 02/15/07                                5,500,000        6,237,440
---------------------------------------------------------------------------
  4.88%, 05/15/07                               16,000,000       17,057,440
---------------------------------------------------------------------------
  5.48%, 01/08/09                                1,000,000        1,089,590
===========================================================================
                                                                 29,417,730
===========================================================================

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-19.36%

Pass Through Ctfs.,
  9.00%, 12/01/05 to 04/01/25                      617,469          675,103
---------------------------------------------------------------------------
  8.00%, 07/01/06 to 11/17/30                    3,563,887        3,894,252
---------------------------------------------------------------------------
  8.50%, 07/01/07 to 10/01/29                    4,459,143        4,840,607
---------------------------------------------------------------------------
  7.00%, 11/01/10 to 02/01/33                   20,960,497       22,303,231
---------------------------------------------------------------------------
  6.50%, 02/01/11 to 09/01/32                   34,429,700       36,371,185
---------------------------------------------------------------------------
  10.00%, 11/01/11 to 04/01/20                   1,930,975        2,168,317
---------------------------------------------------------------------------
  12.00%, 02/01/13                                   3,589            4,071
---------------------------------------------------------------------------
  6.00%, 06/01/17 to 05/01/33                   20,004,359       20,770,606
---------------------------------------------------------------------------
  5.00%, 11/01/18                               12,431,375       12,729,003
---------------------------------------------------------------------------
  10.50%, 08/01/19 to 01/01/21                     339,148          381,021
---------------------------------------------------------------------------
  9.50%, 11/01/20 to 04/01/25                    1,454,573        1,624,654
---------------------------------------------------------------------------
  7.50%, 09/01/29 to 09/01/30                   17,268,402       18,556,302
---------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  4.50%, 02/01/15(a)                            12,000,000       12,036,824
---------------------------------------------------------------------------
Unsec. Global Bonds,
  4.00%, 10/29/07                               48,000,000       48,800,160
---------------------------------------------------------------------------
Unsec. Medium Term Notes,
  6.00%, 06/27/17                                5,000,000        5,176,400
---------------------------------------------------------------------------
Unsec. Notes,
  5.00%, 07/30/09                               31,200,000       31,713,864
===========================================================================
                                                                222,045,600
===========================================================================

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------


FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-58.38%

Pass Through Ctfs.,
  8.50%, 01/01/07 to 04/01/30                  $17,858,116   $   19,692,605
---------------------------------------------------------------------------
  7.50%, 07/01/10 to 06/01/31                    9,663,967       10,380,364
---------------------------------------------------------------------------
  7.00%, 05/01/11 to 05/01/33                   46,447,574       49,555,411
---------------------------------------------------------------------------
  8.00%, 02/01/12 to 04/01/32                   48,822,115       52,642,104
---------------------------------------------------------------------------
  6.50%, 05/01/13 to 05/01/33                   97,440,464      103,235,683
---------------------------------------------------------------------------
  6.00%, 10/01/13 to 11/01/33                  196,538,732      205,191,694
---------------------------------------------------------------------------
  9.50%, 07/01/16 to 08/01/22                      304,157          340,726
---------------------------------------------------------------------------
  5.00%, 01/01/17 to 11/01/18                   22,432,734       22,862,275
---------------------------------------------------------------------------
  5.50%, 09/01/17 to 12/01/33                   94,813,005       97,335,554
---------------------------------------------------------------------------
  4.50%, 05/01/18 to 06/01/18                   27,356,639       27,535,535
---------------------------------------------------------------------------
  10.00%, 12/20/19 to 12/20/21                   2,040,323        2,296,053
---------------------------------------------------------------------------
  10.32%, 04/20/25                                 612,549          698,191
---------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 03/01/34(a)                            20,384,000       20,222,361
---------------------------------------------------------------------------
Series B, Unsec. Medium Term Notes,
  6.47%, 09/25/12                               10,550,000       12,107,813
---------------------------------------------------------------------------
  6.88%, 09/10/12 to 09/24/12                   24,765,000       27,469,735
---------------------------------------------------------------------------
Unsec. Global Notes,
  6.00%, 01/18/12                               17,500,000       18,152,050
===========================================================================
                                                                669,718,154
===========================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-13.66%

Pass Through Ctfs.,
  6.00%, 10/15/08 to 08/15/33                   20,335,652       21,260,030
---------------------------------------------------------------------------
  6.50%, 10/15/08 to 07/15/33                   76,816,174       81,187,279
---------------------------------------------------------------------------
  7.00%, 10/15/08 to 06/15/33                   11,315,998       12,153,736
---------------------------------------------------------------------------
  9.00%, 10/15/08 to 04/15/21                      241,243          268,270
---------------------------------------------------------------------------
  9.50%, 06/15/09 to 03/15/23                    1,036,741        1,157,860
---------------------------------------------------------------------------
  10.00%, 11/15/09 to 07/15/24                   2,397,335        2,702,893
---------------------------------------------------------------------------
  11.00%, 12/15/09 to 10/15/15                      20,157           22,689
---------------------------------------------------------------------------
  12.50%, 11/15/10                                  16,933           19,453
---------------------------------------------------------------------------
  13.00%, 01/15/11 to 12/15/14                      95,432          111,776
---------------------------------------------------------------------------
  13.50%, 04/15/11 to 04/15/15                     121,603          141,496
---------------------------------------------------------------------------
  12.00%, 02/15/13 to 07/15/15                     113,821          131,551
---------------------------------------------------------------------------
  10.50%, 02/15/16                                  13,527           15,358
---------------------------------------------------------------------------
  5.00%, 11/15/17 to 02/15/18                   31,069,536       31,913,753
---------------------------------------------------------------------------
  8.00%, 01/15/22 to 06/15/27                    4,415,387        4,824,405
---------------------------------------------------------------------------
  7.50%, 03/15/26 to 08/15/28                      722,672          777,145
===========================================================================
                                                                156,687,694
===========================================================================


                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------

PRIVATE EXPORT FUNDING COMPANY-2.18%

Series G, Sec. Gtd. Notes,
  6.67%, 09/15/09                              $ 7,700,000   $    8,845,991
---------------------------------------------------------------------------
Series J, Sec. Gtd. Notes,
  7.65%, 05/15/06                                7,000,000        7,845,390
---------------------------------------------------------------------------
Series UU, Sec. Gtd. Notes,
  7.95%, 11/01/06                                8,000,000        8,366,720
===========================================================================
                                                                 25,058,101
===========================================================================

TENNESSEE VALLEY AUTHORITY-3.07%

Global, Putable Bonds,
  4.88%, 12/15/06                               10,000,000       10,734,000
---------------------------------------------------------------------------
Series G, Global Bonds,
  5.38%, 11/13/08                               22,600,000       24,504,276
===========================================================================
                                                                 35,238,276
===========================================================================
    Total U.S. Government Agency Securities
      (Cost $1,157,217,938)                                   1,169,708,555
---------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE

---------------------------------------------------------------------------

U.S. TREASURY SECURITIES-7.18%

U.S. TREASURY NOTES-5.16%

  1.63%, 01/31/05                              $ 8,400,000   $    8,434,104
---------------------------------------------------------------------------
  6.75%, 05/15/05                                1,300,000        1,388,361
---------------------------------------------------------------------------
  4.63%, 05/15/06                               19,800,000       20,972,556
---------------------------------------------------------------------------
  12.75%, 11/15/10                              11,700,000       13,943,124
---------------------------------------------------------------------------
  4.00%, 11/15/12                                7,500,000        7,498,800
---------------------------------------------------------------------------
  4.25%, 08/15/13                                6,900,000        6,980,868
===========================================================================
                                                                 59,217,813
===========================================================================

U.S. TREASURY BONDS-1.70%

  7.50%, 11/15/16 to 11/15/24                   14,950,000       19,574,049
===========================================================================

U.S. TREASURY STRIPS-0.32%

  6.79%, 11/15/18(b)                             7,750,000        3,653,428
===========================================================================
    Total U.S. Treasury Securities (Cost
      $78,851,553)                                               82,445,290
===========================================================================

                                                 SHARES

MONEY MARKET FUNDS-3.96%

Government & Agency Portfolio (Cost
  $45,397,793)(c)                               45,397,793       45,397,793
===========================================================================
TOTAL INVESTMENTS-113.10% (Cost
  $1,281,467,284)                                             1,297,551,638
===========================================================================
OTHER ASSETS LESS LIABILITIES-(13.10%)                         (150,333,523)
===========================================================================
NET ASSETS-100.00%                                           $1,147,218,115
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

Ctfs    - Certificates
Gtd.    - Guaranteed
Sec.    - Secured
STRIPS  - Separately Traded Registered Interest and Principal Security
TBA     - To Be Announced
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) Security purchased on forward commitment basis. These securities are subject to dollar roll transactions. See Note 1 Section D.
(b) STRIPS are traded on a discount basis. In such cases, the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2004
(Unaudited)

ASSETS:

Investments, at market value (cost
  $1,236,069,491)                             $1,252,153,845
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $45,397,793)                              45,397,793
============================================================
    Total investments (cost $1,281,467,284)    1,297,551,638
============================================================
Cash                                                 396,240
------------------------------------------------------------
Receivables for:
  Fund shares sold                                   904,053
------------------------------------------------------------
  Dividends and interest                           9,382,177
------------------------------------------------------------
  Principal paydowns                                  66,084
------------------------------------------------------------
  Amount due from advisor                             11,216
------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                    96,993
------------------------------------------------------------
Other assets                                         180,871
============================================================
    Total assets                               1,308,589,272
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Accrued interest expense                            14,913
------------------------------------------------------------
  Investments purchased                           32,539,176
------------------------------------------------------------
  Fund shares reacquired                           5,336,580
------------------------------------------------------------
  Dividends                                          594,081
------------------------------------------------------------
  Reverse repurchase agreements                  121,902,126
------------------------------------------------------------
  Deferred compensation and retirement plans         130,579
------------------------------------------------------------
Accrued distribution fees                            606,403
------------------------------------------------------------
Accrued trustees' fees                                 1,199
------------------------------------------------------------
Accrued transfer agent fees                          189,578
------------------------------------------------------------
Accrued operating expenses                            56,522
============================================================
    Total liabilities                            161,371,157
============================================================
Net assets applicable to shares outstanding   $1,147,218,115
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $1,180,003,864
------------------------------------------------------------
Undistributed net investment income              (10,133,960)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                          (38,736,143)
------------------------------------------------------------
Unrealized appreciation of investment
  securities                                      16,084,354
============================================================
                                              $1,147,218,115
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $  478,876,056
____________________________________________________________
============================================================
Class B                                       $  473,240,677
____________________________________________________________
============================================================
Class C                                       $  101,958,580
____________________________________________________________
============================================================
Class R                                       $    3,554,302
____________________________________________________________
============================================================
Investor Class                                $   89,588,500
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           51,938,772
____________________________________________________________
============================================================
Class B                                           51,169,655
____________________________________________________________
============================================================
Class C                                           11,066,502
____________________________________________________________
============================================================
Class R                                              385,292
____________________________________________________________
============================================================
Investor Class                                     9,711,727
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $         9.22
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.22 divided
      by 95.25%)                              $         9.68
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $         9.25
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $         9.21
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                     $         9.22
____________________________________________________________
============================================================
Investor Class:
  Net asset value and offering price per
    share                                     $         9.22
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended January 31, 2004
(Unaudited)

INVESTMENT INCOME:

Interest                                                      $24,606,180
-------------------------------------------------------------------------
Dividends from affiliated money market funds                      261,340
=========================================================================
    Total investment income                                    24,867,520
=========================================================================

EXPENSES:

Advisory fees                                                   2,321,020
-------------------------------------------------------------------------
Administrative services fees                                      160,214
-------------------------------------------------------------------------
Custodian fees                                                     47,676
-------------------------------------------------------------------------
Distribution fees
  Class A                                                         646,340
-------------------------------------------------------------------------
  Class B                                                       2,781,143
-------------------------------------------------------------------------
  Class C                                                         582,762
-------------------------------------------------------------------------
  Class R                                                           8,622
-------------------------------------------------------------------------
  Investor Class                                                   32,083
-------------------------------------------------------------------------
Interest                                                          300,267
-------------------------------------------------------------------------
Transfer agent fees                                             1,074,545
-------------------------------------------------------------------------
Trustees' fees                                                     10,642
-------------------------------------------------------------------------
Other                                                             321,072
=========================================================================
    Total expenses                                              8,286,386
=========================================================================
Less: Fees waived and expense offset arrangements                 (13,442)
=========================================================================
    Net expenses                                                8,272,944
=========================================================================
Net investment income                                          16,594,576
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES:

Net realized gain (loss) from investment securities            (2,627,508)
-------------------------------------------------------------------------
Change in net unrealized appreciation of investment
  securities                                                   21,422,219
=========================================================================
Net gain from investment securities                            18,794,711
=========================================================================
Net increase in net assets resulting from operations          $35,389,287
_________________________________________________________________________
=========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended January 31, 2004 and the year ended July 31, 2003 (Unaudited)

                                                               JANUARY 31,         JULY 31,
                                                                   2004              2003
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   16,594,576    $   44,215,132
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities             (2,627,508)       16,683,688
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                         21,422,219       (27,772,540)
==============================================================================================
    Net increase in net assets resulting from operations          35,389,287        33,126,280
==============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (12,529,001)      (26,079,182)
----------------------------------------------------------------------------------------------
  Class B                                                        (11,413,317)      (26,326,300)
----------------------------------------------------------------------------------------------
  Class C                                                         (2,400,601)       (5,528,766)
----------------------------------------------------------------------------------------------
  Class R                                                            (79,635)          (50,065)
----------------------------------------------------------------------------------------------
  Investor Class                                                    (880,825)               --
==============================================================================================
    Total distributions from net investment income               (27,303,379)      (57,984,313)
==============================================================================================
Share transactions-net:
  Class A                                                       (163,567,928)      177,560,836
----------------------------------------------------------------------------------------------
  Class B                                                       (184,917,289)       51,686,953
----------------------------------------------------------------------------------------------
  Class C                                                        (36,034,804)       12,514,743
----------------------------------------------------------------------------------------------
  Class R                                                           (518,678)        4,114,325
----------------------------------------------------------------------------------------------
  Investor Class                                                  89,594,528                --
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (295,444,171)      245,876,857
==============================================================================================
    Net increase (decrease) in net assets                       (287,358,263)      221,018,824
==============================================================================================

NET ASSETS:

  Beginning of period                                          1,434,576,378     1,213,557,554
==============================================================================================
  End of period (including undistributed net investment
    income of $(10,133,960) and $574,843 for 2004 and 2003,
    respectively)                                             $1,147,218,115    $1,434,576,378
______________________________________________________________________________________________
==============================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

January 31, 2004
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Intermediate Government Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end, and as such, the net asset value for shareholder transactions may be different than the net asset value reported in these financial statements. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

B. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

D. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. The difference between the selling price and the future repurchase price is recorded as realized gain (loss). At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

E. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

F. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

G. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.50% on the first $200 million of the Fund's average daily net assets, plus 0.40% on the next $300 million of the Fund's average daily net assets, plus 0.35% on the next $500 million of the Fund's average daily net assets, plus 0.30% on the Fund's average daily net assets in excess of $1 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. For the six months ended January 31, 2004, AIM waived fees of $6,985.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended January 31, 2004, AIM was paid $160,214 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the six months ended January 31, 2004, AISI retained $601,273, for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class B, Class C and Class R Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. The Fund, pursuant to the Investor Class Plan, pays AIM Distributors for its actual expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Pursuant to the Plans, for the six months ended January 31, 2004, the Class A, Class B, Class C, Class R and Investor Class shares paid $646,340, $2,781,143, $582,762, $8,622 and
$32,083 respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During six months ended January 31, 2004, AIM Distributors retained $79,239 in front-end sales commissions from the sale of Class A shares and $243,142, $5,582, $25,300 from Class A, Class B, Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees to invest daily available cash balances in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended January 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED                                  REALIZED
                      MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND      GAIN
FUND                   07/31/2003       AT COST        FROM SALES      (DEPRECIATION)     01/31/2004      INCOME      (LOSS)
-----------------------------------------------------------------------------------------------------------------------------
STIC Government &
  Agency Portfolio    $132,830,068    $720,454,455    $(807,886,730)        $--          $45,397,793     $261,340      $--
_____________________________________________________________________________________________________________________________
=============================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts. For the six months ended January 31, 2004, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $6,457 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $6,457.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    During the six months ended January 31, 2004, the Fund paid legal fees of $4,793 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund will use the proceeds of a reverse repurchase agreement (which are considered to be borrowings under the 1940 Act) to purchase other permitted securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities subsequently will be repurchased as specified in the agreements. The maximum amount outstanding during the six months ended January 31, 2004 was $142,310,078 while amounts outstanding averaged $55,500,230 per day with a weighted average interest rate of 1.08%.

    The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the

NOTE 6--BORROWINGS (CONTINUED)

INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the six months ended January 31, 2004.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. During the six months ended January 31, 2004, the Fund did not borrow under the uncommitted unsecured revolving credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be updated at the Fund's fiscal year-end.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
July 31, 2007                                 $20,298,822
----------------------------------------------------------
July 31, 2008                                   9,400,360
==========================================================
Total capital loss carryforward               $29,699,182
__________________________________________________________
==========================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended January 31, 2004 was $1,622,092,745 and $1,801,140,301, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
           INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                         $18,704,458
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (2,684,349)
===========================================================
Net unrealized appreciation of investment
  securities                                    $16,020,109
___________________________________________________________
===========================================================
Cost of investments for tax purpose is $1,281,531,529.


NOTE 9--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Investor Class shares are sold at net asset value. Under some circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                                CHANGES IN SHARES OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------------
                                                                    SIX MONTHS ENDED                    YEAR ENDED
                                                                    JANUARY 31, 2004                   JULY 31, 2003
                                                              ----------------------------    -------------------------------
                                                                SHARES          AMOUNT           SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      23,894,872    $ 218,388,684     220,216,980    $ 2,079,496,949
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                       2,153,618       19,846,182      39,224,867        371,793,547
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,332,289       12,234,222      15,772,023        148,860,238
-----------------------------------------------------------------------------------------------------------------------------
  Class R                                                         237,530        2,178,191         640,841          6,006,843
-----------------------------------------------------------------------------------------------------------------------------
  Investor Class*                                                 305,439        2,808,706              --                 --
=============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       1,174,555       10,803,618       2,298,707         21,695,397
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                         994,584        9,177,275       2,246,868         21,273,356
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                         201,222        1,848,676         462,683          4,365,869
-----------------------------------------------------------------------------------------------------------------------------
  Class R                                                           7,576           69,718           5,158             48,588
-----------------------------------------------------------------------------------------------------------------------------
  Investor Class*                                                  90,610          834,620              --                 --
=============================================================================================================================
Issued in connection with acquisitions:**
  Class A                                                         517,741        4,773,211              --                 --
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                         115,186        1,065,926              --                 --
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                         271,140        2,498,508              --                 --
-----------------------------------------------------------------------------------------------------------------------------
  Investor Class*                                              10,784,102       99,480,732              --                 --
=============================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       2,307,015       21,359,371       2,912,619         27,474,869
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (2,299,636)     (21,359,371)     (2,902,708)       (27,474,869)
=============================================================================================================================
Reacquired:
  Class A                                                     (45,761,546)    (418,892,812)   (206,614,068)    (1,951,106,379)
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (21,054,695)    (193,647,301)    (33,209,518)      (313,905,081)
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (5,738,130)     (52,616,210)    (14,941,292)      (140,711,364)
-----------------------------------------------------------------------------------------------------------------------------
  Class R                                                        (302,757)      (2,766,587)       (206,681)        (1,941,106)
-----------------------------------------------------------------------------------------------------------------------------
  Investor Class*                                              (1,468,424)     (13,529,530)             --                 --
=============================================================================================================================
                                                              (32,237,709)   $(295,444,171)     25,906,479    $   245,876,857
_____________________________________________________________________________________________________________________________
=============================================================================================================================

 * Investor Class shares commenced sales on September 30, 2003.
** As of the open of business on November 24, 2003, the Fund acquired all the net assets of INVESCO U.S. Government Securities Fund pursuant to a plan of reorganization approved by INVESCO U.S. Government Securities Fund shareholders on October 28, 2003. The acquisition was accomplished by a tax-free exchange of 11,688,169 shares of the Fund for 14,502,725 shares of INVESCO U.S. Government Securities Fund outstanding as of the close of business on November 21, 2003. INVESCO U.S. Government Securities Fund's net assets at that date of $107,818,377 including $(775,060) of unrealized appreciation (depreciation), were combined with those of the Fund. On the acquisition date, INVESCO U.S. Government Securities Fund had undistributed net investments income (loss) of $(221,061) and undistributed net realized gain (loss) of $(196,008). The aggregate net assets of the Fund immediately before the acquisition were $11,119,380,636.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                  CLASS A
                                             ----------------------------------------------------------------------------------
                                             SIX MONTHS                                            SEVEN MONTHS
                                               ENDED                 YEAR ENDED JULY 31,             ENDED         YEAR ENDED
                                             JANUARY 31,       --------------------------------     JULY 31,       DECEMBER 31,
                                               2004              2003        2002        2001         2000            1999
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $   9.15         $   9.28    $   9.08    $   8.77      $   8.80        $   9.58
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                           0.14             0.33(a)     0.43(b)     0.50(a)       0.34            0.60
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                      0.15            (0.04)       0.23        0.35         (0.03)          (0.78)
===============================================================================================================================
    Total from investment operations              0.29             0.29        0.66        0.85          0.31           (0.18)
===============================================================================================================================
Less dividends from net investment income        (0.22)           (0.42)      (0.46)      (0.54)        (0.34)          (0.60)
===============================================================================================================================
Net asset value, end of period                $   9.22         $   9.15    $   9.28    $   9.08      $   8.77        $   8.80
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(c)                                   3.24%            3.03%       7.39%       9.91%         3.55%          (1.87)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)      $478,876         $639,002    $473,104    $302,391      $221,636        $238,957
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets
  (including interest expense)                    0.94%(d)         0.90%       0.94%       1.32%         1.25%(e)        1.08%
===============================================================================================================================
Ratio of expenses to average net assets
  (excluding interest expense)                    0.89%(d)         0.89%       0.90%       0.93%         0.98%(e)        0.89%
===============================================================================================================================
Ratio of net investment income to average
  net assets                                      3.11%(d)         3.47%       4.58%(b)     5.61%        6.61%(e)        6.60%
===============================================================================================================================
Ratio of interest expense to average net
  assets                                          0.05%(d)         0.01%       0.04%       0.39%         0.27%(e)        0.19%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate(f)                         134%             275%        146%        194%           65%            141%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 31, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydowns gains and losses on asset-backed securities as adjustments to net investment income. Had the Fund not amortized on debt securities or recorded paydowns gains and losses adjustments to investment income, the investment income per share would have been $0.47 and the ratio of net investment income to average net assets would have been 5.09%. In accordance with the AICPA Audit and Accounting Guide for investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $514,262,217.
(e)  Annualized.
(f)  Not annualized for periods less than one year.


                                                                                  CLASS B
                                             ----------------------------------------------------------------------------------
                                             SIX MONTHS                                            SEVEN MONTHS
                                               ENDED                 YEAR ENDED JULY 31,             ENDED         YEAR ENDED
                                             JANUARY 31,       --------------------------------     JULY 31,       DECEMBER 31,
                                               2004              2003        2002        2001         2000            1999
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $   9.18         $   9.31    $   9.11    $   8.79      $   8.82        $   9.59
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                           0.10             0.26(a)     0.37(b)     0.44(a)       0.30            0.53
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                      0.16            (0.04)       0.22        0.35         (0.04)          (0.77)
===============================================================================================================================
    Total from investment operations              0.26             0.22        0.59        0.79          0.26           (0.24)
===============================================================================================================================
Less dividends from net investment income        (0.19)           (0.35)      (0.39)      (0.47)        (0.29)          (0.53)
===============================================================================================================================
Net asset value, end of period                $   9.25         $   9.18    $   9.31    $   9.11      $   8.79        $   8.82
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(c)                                   2.86%            2.30%       6.58%       9.17%         3.05%          (2.56)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)      $473,241         $654,305    $613,306    $269,677      $177,032        $228,832
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets
  (including interest expense)                    1.69%(d)         1.65%       1.69%       2.08%         2.01%(e)        1.85%
===============================================================================================================================
Ratio of expenses to average net assets
  (excluding interest expense)                    1.64%(d)         1.64%       1.65%       1.69%         1.74%(e)        1.66%
===============================================================================================================================
Ratio of net investment income to average
  net assets                                      2.36%(d)         2.72%       3.83%(b)     4.85%        5.85%(e)        5.83%
===============================================================================================================================
Ratio of interest expense to average net
  assets                                          0.05%(d)         0.01%       0.04%       0.39%         0.27%(e)        0.19%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate(f)                         134%             275%        146%        194%           65%            141%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 31, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydowns gains and losses on asset-backed securities as adjustments to net investment income. Had the Fund not amortized on debt securities or recorded paydowns gains and losses adjustments to investment income, the investment income per share would have been $0.40 and the ratio of net investment income to average net assets would have been 4.35%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect the change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $553,206,604.
(e)  Annualized.
(f)  Not annualized for periods less than one year.


                                                                                   CLASS C
                                              ---------------------------------------------------------------------------------
                                              SIX MONTHS                                           SEVEN MONTHS
                                                ENDED                 YEAR ENDED JULY 31,            ENDED         YEAR ENDED
                                              JANUARY 31,       -------------------------------    JULY 31,        DECEMBER 31,
                                                2004              2003        2002       2001        2000            1999
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $   9.15         $   9.27    $   9.08    $  8.77      $  8.79         $  9.56
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                            0.10             0.26(a)     0.37(b)    0.44(a)      0.30            0.53
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                       0.15            (0.03)       0.21       0.34        (0.03)          (0.77)
===============================================================================================================================
    Total from investment operations               0.25             0.23        0.58       0.78         0.27           (0.24)
===============================================================================================================================
Less dividends from net investment income         (0.19)           (0.35)      (0.39)     (0.47)       (0.29)          (0.53)
===============================================================================================================================
Net asset value, end of period                 $   9.21         $   9.15    $   9.27    $  9.08      $  8.77         $  8.79
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(c)                                    2.76%            2.42%       6.48%      9.08%        3.18%          (2.57)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $101,959         $137,213    $127,114    $59,915      $34,206         $39,011
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets
  (including interest expense)                     1.69%(d)         1.65%       1.69%      2.08%        2.01%(e)        1.85%
===============================================================================================================================
Ratio of expenses to average net assets
  (excluding interest expense)                     1.64%(d)         1.64%       1.65%      1.69%        1.74%(e)        1.66%
===============================================================================================================================
Ratio of net investment income to average
  net assets                                       2.36%(d)         2.72%       3.83%(b)    4.85%       5.85%(e)        5.83%
===============================================================================================================================
Ratio of interest expense to average net
  assets                                           0.05%(d)         0.01%       0.04%      0.39%        0.27%(e)        0.19%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate(f)                          134%             275%        146%       194%          65%            141%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 31, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydowns gains and losses on asset-backed securities as adjustments to net investment income. Had the Fund not amortized on debt securities or recorded paydowns gains and losses adjustments to investment income, the investment income per share would have been $0.40 and the ratio of net investment income to average net assets would have been 4.35%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $115,919,011.
(e)  Annualized.
(f)  Not annualized for periods less than one year.


                                                                                CLASS R
                                                              --------------------------------------------
                                                                                              JUNE 3, 2002
                                                              SIX MONTHS                      (DATE SALES
                                                               ENDED            YEAR ENDED    COMMENCED)
                                                              JANUARY 31,       JULY 31,      TO JULY 31,
                                                                2004              2003          2002
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 9.16            $ 9.27         $9.13
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.13              0.30(a)       0.07(b)
----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.14             (0.02)         0.14
==========================================================================================================
    Total from investment operations                              0.27              0.28          0.21
==========================================================================================================
Less dividends from net investment income                        (0.21)            (0.39)        (0.07)
==========================================================================================================
Net asset value, end of period                                  $ 9.22            $ 9.16         $9.27
__________________________________________________________________________________________________________
==========================================================================================================
Total return(c)                                                   3.01%             2.99%         2.34%
__________________________________________________________________________________________________________
==========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $3,554            $4,057         $  34
__________________________________________________________________________________________________________
==========================================================================================================
Ratio of expenses to average net assets (including interest
  expense)                                                        1.19%(d)          1.15%         1.19%(e)
==========================================================================================================
Ratio of expenses to average net assets (excluding interest
  expense)                                                        1.14%(d)          1.14%         1.15%(e)
==========================================================================================================
Ratio of net investment income to average net assets              2.86%(d)          3.22%         4.33%(b)(e)
==========================================================================================================
Ratio of interest expense to average net assets                   0.05%(d)          0.01%         0.04%(e)
__________________________________________________________________________________________________________
==========================================================================================================
Portfolio turnover rate(f)                                         134%              275%          146%
__________________________________________________________________________________________________________
==========================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 31, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydowns gains and losses on asset-backed securities as adjustments to net investment income. Had the Fund not amortized on debt securities or recorded paydowns gains and losses adjustments to investment income, the investment income per share would have been remained the same and the ratio of net investment income to average net assets would have been 4.85%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $3,429,916.
(e)  Annualized
(f)  Not annualized for periods less than one year.


                                                                  INVESTOR
                                                                    CLASS
                                                                -------------
                                                                SEPTEMBER 30,
                                                                   2003
                                                                (DATE SALES
                                                                COMMENCED) TO
                                                                JANUARY 31,
                                                                   2004
-----------------------------------------------------------------------------
Net asset value, beginning of period                               $  9.30
-----------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.12
=============================================================================
  Net losses on securities (both realized and unrealized)            (0.05)
=============================================================================
    Total from investment operations                                  0.07
=============================================================================
Less dividends from net investment income                            (0.15)
=============================================================================
Net asset value, end of period                                     $  9.22
_____________________________________________________________________________
=============================================================================
Total return                                                          0.80%
_____________________________________________________________________________
=============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $89,589
_____________________________________________________________________________
=============================================================================
Ratio of expenses to average net assets (including interest
  expense)                                                            0.87%(d)
=============================================================================
Ratio of expenses to average net assets (excluding interest
  expense)                                                            0.82%(d)
=============================================================================
Ratio of net investment income to average net assets                  3.18%(d)
=============================================================================
Ratio of interest expense to average net assets                       0.05%(d)
_____________________________________________________________________________
=============================================================================
Portfolio turnover rate(e)                                             134%
_____________________________________________________________________________
=============================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 31, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydowns gains and losses on asset-backed securities as adjustments to net investment income. Had the Fund not amortized on debt securities or recorded paydowns gains and losses adjustments to investment income, the investment income per share would have been remained the same and the ratio of net investment income to average net assets would have been 4.85%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $53,036,484.
(e)  Not annualized for periods less than one year.

NOTE 11--LEGAL PROCEEDINGS

Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

  A.  Regulatory Inquiries and Actions
      ---------------------------------

    1.  IFG

On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the chief executive officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (the parent of AIM) and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Department of Banking for the State of Connecticut and the Colorado Securities Division. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD Inc. and the SEC, none of which directly bears upon the Fund. IFG is providing full cooperation with respect to these inquiries.

    2.  AIM

AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

    3.  AMVESCAP Response

AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

  B.  Private Actions
      ---------------

In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and
(iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions alleging market timing throughout the mutual fund industry should be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Twelve actions filed against IFG have been conditionally transferred to the Panel in Maryland, and IFG and AIM anticipate that all other market timing actions that may be filed or that are already pending against IFG and/or AIM will be transferred to the Panel as well.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Intermediate Government Fund, an investment portfolio of AIM Investment Securities Funds, a Delaware statutory trust, was held on October 21, 2003. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                                        WITHHOLDING
       TRUSTEES/ MATTER                                                VOTES FOR         AUTHORITY
---------------------------------------------------------------------------------------------------
(1)*   Bob R. Baker................................................  1,430,557,734      19,888,865
       Frank S. Bayley.............................................  1,430,328,954      20,117,645
       James T. Bunch..............................................  1,430,768,168      19,678,431
       Bruce L. Crockett...........................................  1,430,659,866      19,786,733
       Albert R. Dowden............................................  1,430,613,991      19,832,608
       Edward K. Dunn, Jr..........................................  1,430,557,918      19,888,681
       Jack M. Fields..............................................  1,430,604,411      19,842,188
       Carl Frischling.............................................  1,430,139,075      20,307,524
       Robert H. Graham............................................  1,430,382,712      20,063,887
       Gerald J. Lewis.............................................  1,430,101,093      20,345,506
       Prema Mathai-Davis..........................................  1,430,403,656      20,042,943
       Lewis F. Pennock............................................  1,430,682,327      19,764,272
       Ruth H. Quigley.............................................  1,430,286,369      20,160,230
       Louis S. Sklar..............................................  1,430,522,821      19,923,778
       Larry Soll, Ph.D............................................  1,430,500,783      19,945,816
       Mark H. Williamson..........................................  1,430,415,623      20,030,976

* Proposal required approval by a combined vote of all the portfolios of AIM Investment Securities Funds.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES         OFFICERS                                          OFFICE OF THE FUND
                                                                            11 Greenway Plaza
Bob R. Baker              Robert H. Graham                                  Suite 100
Frank S. Bayley           Chairman and President                            Houston, TX 77046-1173
James T. Bunch
Bruce L. Crockett         Mark H. Williamson                                INVESTMENT ADVISOR
Albert R. Dowden          Executive Vice President                          A I M Advisors, Inc.
Edward K. Dunn Jr.                                                          11 Greenway Plaza
Jack M. Fields            Kevin M. Carome                                   Suite 100
Carl Frischling           Senior Vice President and Chief Legal Officer     Houston, TX 77046-1173
Robert H. Graham
Gerald J. Lewis           Sidney M. Dilgren                                 TRANSFER AGENT
Prema Mathai-Davis        Vice President and Treasurer                      AIM Investment Services, Inc.
Lewis F. Pennock                                                            P.O. Box 4739
Ruth H. Quigley           Stuart W. Coco                                    Houston, TX 77210-4739
Louis S. Sklar            Vice President
Larry Soll, Ph.D.                                                           CUSTODIAN
Mark H. Williamson        Melville B. Cox                                   State Street Bank and Trust Company
                          Vice President                                    225 Franklin Street
                                                                            Boston, MA 02110
                          Karen Dunn Kelley
                          Vice President                                    COUNSEL TO THE FUND
                                                                            Ballard Spahr
                          Edgar M. Larsen                                   Andrews & Ingersoll, LLP
                          Vice President                                    1735 Market Street
                                                                            Philadelphia, PA 19103-7599

                                                                            COUNSEL TO THE TRUSTEES
                                                                            Kramer, Levin, Naftalis & Frankel LLP
                                                                            919 Third Avenue
                                                                            New York, NY 10022-3852

                                                                            DISTRIBUTOR
                                                                            A I M Distributors, Inc.
                                                                            11 Greenway Plaza
                                                                            Suite 100
                                                                            Houston, TX 77046-1173

DOMESTIC EQUITY                                  INTERNATIONAL/GLOBAL EQUITY                  FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                    AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund             AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund           AIM Income Fund
AIM Capital Development Fund                 AIM Global Growth Fund                      AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Trends Fund(5)                   AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund(6)                    AIM Money Market Fund
AIM Dent Demographic Trends Fund             AIM International Emerging Growth Fund      AIM Short Term Bond Fund
AIM Diversified Dividend Fund(1)             AIM International Growth Fund               AIM Total Return Bond Fund
AIM Emerging Growth Fund                     AIM Trimark Fund                            INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund               INVESCO International Core Equity Fund(7)
AIM Large Cap Growth Fund                                                                TAX-FREE
AIM Libra Fund                                          SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                             AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund                 AIM Global Health Care Fund                 AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                      AIM Real Estate Fund                        AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                     INVESCO Advantage Health Sciences Fund      AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund                    INVESCO Energy Fund
AIM Opportunities III Fund                   INVESCO Financial Services Fund
AIM Premier Equity Fund                      INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund                       INVESCO Health Sciences Fund
AIM Small Cap Equity Fund(2)                 INVESCO Leisure Fund
AIM Small Cap Growth Fund(3)                 INVESCO Multi-Sector Fund
AIM Trimark Endeavor Fund                    INVESCO Technology Fund
AIM Trimark Small Companies Fund             INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund
INVESCO Dynamics Fund
INVESCO Mid-Cap Growth Fund
INVESCO Small Company Growth Fund
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*

* Domestic equity and income fund



(1) Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor.
(4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (6) Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund. (7) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

    If used after April, 2004, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $149 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $371 billion in assets under management. Data as of December 31, 2003.


CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER IMPORTANT INFORMATION ABOUT AIM AND INVESCO FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR OR AIMINVESTMENTS.COM AND READ IT THOROUGHLY BEFORE INVESTING.

                               AIMinvestments.com                     GOV-SAR-1

                                             YOUR GOALS. OUR SOLUTIONS.--Servicemark--
--------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Alternative    Cash        [AIM INVESTMENTS LOGO APPEARS HERE]
Funds    Products              Savings   Managed    Products  Investments  Management             --Servicemark--
                                Plans    Accounts
--------------------------------------------------------------------------------------

                                              AIM LIMITED MATURITY TREASURY FUND
                            Semiannual Report to Shareholders o January 31, 2004

                                  [COVER IMAGE]






YOUR GOALS. OUR SOLUTIONS.               [AIM INVESTMENTS LOGO APPEARS HERE]
    --Servicemark--                                 --Servicemark--

====================================================================================================================================
AIM LIMITED MATURITY TREASURY FUND SEEKS LIQUIDITY WITH MINIMUM FLUCTUATION OF PRINCIPAL VALUE, AND, CONSISTENT WITH THIS OBJECTIVE,
THE HIGHEST TOTAL RETURN ACHIEVABLE.
====================================================================================================================================

o Unless otherwise stated, information presented is as of 1/31/04 and is based on total net assets.

ABOUT SHARE CLASSES                                 o The unmanaged Lipper Short U.S.
o Class A shares were closed to new                 Treasury Category Average represents an
investors effective October 30, 2002.               average of the 10 largest short U.S.
                                                    Treasury funds tracked by Lipper, Inc.,
PRINCIPAL RISKS OF INVESTING IN THE FUND            an independent mutual fund performance
o U.S. Treasury securities such as bills,           monitor.
notes and bonds offer a high degree of
safety, and they guarantee the timely               o The fund is not managed to track the
payment of principal and any applicable             performance of any particular index,
interest if held to maturity. Fund shares           including the indexes defined here, and
are not insured, and their value and                consequently, the performance of the fund
yield will vary with market conditions.             may deviate significantly from the
                                                    performance of the indexes.
ABOUT INDEXES USED IN THIS REPORT
o The unmanaged Lehman Brothers U.S.                o A direct investment cannot be made in
Aggregate Bond Index (the Lehman                    an index. Unless otherwise indicated,
Aggregate), which represents the U.S.               index results include reinvested
investment-grade fixed-rate bond market             dividends, and they do not reflect sales
(including government and corporate                 charges. Performance of an index of funds
securities, mortgage pass-through                   reflects fund expenses; performance of a
securities and asset-backed securities),            market index does not.
is compiled by Lehman Brothers, a global
investment bank.                                    A description of the policies and
                                                    procedures that the Fund uses to
o The unmanaged Lehman Brothers 1- to               determine how to vote proxies relating to
2-Year Government Bond Index, which                 portfolio securities is available without
represents the performance of U.S.                  charge, upon request, by calling
Treasury issues with maturities from one            800-959-4246, or on the AIM Web site,
year to (but not including) three years,            AIMinvestments.com.
is compiled by Lehman Brothers, a global
investment bank.


THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH
CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. READ IT CAREFULLY
BEFORE YOU INVEST.

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER IN                  VISIT OUR WEB SITE
                    THE AIM FAMILY OF FUNDS--Registered         As you are aware, the mutual fund industry and AIM
                    Trademark--:                                Investments have been the subject of allegations and
                                                                investigations of late surrounding the issues of market
[PHOTO OF           Major stock market indexes here and         timing and late trading in funds. We understand how
ROBERT H.           abroad delivered positive performance       unsettling this may be for many of our shareholders. We
GRAHAM]             during the six months covered by this       invite you to visit AIMinvestments.com, our Web site, often.
                    report. As is historically the case,        We will continue to post updates on these issues as
ROBERT H. GRAHAM    bond market returns were more modest,       information becomes available.
                    but positive as well. The U.S. economy
                    appears to have turned a corner, with           The Securities and Exchange Commission, which regulates
                    solid growth in gross domestic product      our industry, has already proposed new rules and
                    during the third and fourth quarters of     regulations, and is planning to propose several more, that
                    2003. Overseas, particularly in Europe,     address the issues of market timing and late trading, among
                    economic performance picked up during       others. The Investment Company Institute, the industry trade
                    the second half of 2003.                    group, and we welcome these efforts. We believe
                                                                comprehensive rule making is necessary and is the best way
    Investors in the United States seem to have regained        to establish new industry responsibilities designed to
their confidence. They added $43.8 billion to U.S. stock        protect shareholders. We support practical rule changes and
mutual funds in January 2004 and $496 million to bond funds.    structural modifications that are fair, enforceable and,
By contrast, money market funds, considered a safe haven        most importantly, beneficial for investors.
because of their emphasis on stability of net asset value,
suffered large net outflows during the month. As the                Should you visit our Web site, we invite you to explore
reporting period closed, total mutual fund assets stood at a    the other material available there, including general
record $7.54 trillion.                                          investing information, performance updates on our funds, and market and economic commentary from our financial experts.
    The durability of these trends is, of course,
unpredictable, and we caution our shareholders against              As always, AIM is committed to building solutions for
thinking that 2004 will see a rerun of the markets' good        your investment goals, and we thank you for your continued
performance during 2003. That said, it is also true that the    participation in AIM Investments. If you have any questions,
economy appears to have the wind at its back in terms of        please contact our Client Service representatives at
fiscal, monetary and tax stimulus, and corporate earnings       800-959-4246.
have been strong.
                                                                Sincerely,
    What should investors do? They should do what we have
always urged: Keep their eyes on their long-term goals, keep    /s/ Robert H. Graham
their portfolios diversified, and work with their financial     Robert H. Graham
advisors to tailor their investments to their risk tolerance    Chairman and President
and investment objectives. We cannot overemphasize the          March 9, 2004
importance of professional guidance when it comes to
selecting investments.

    For information on your fund's performance and management during the reporting period, please see the management discussion that begins on the following page.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND PROVIDES LIQUIDITY AND                                                                 Inflation remained low throughout
POSITIVE RETURN                                                                         the period. In December 2003, the
                                                                                        consumer price index--the monthly data
For the six months ended January 31,            Among the segments of the               provided by the U.S. Department of Labor
2004, AIM Limited Maturity Treasury         investment-grade Lehman Aggregate, U.S.     on changes in the prices paid by urban
Fund's Class A shares returned 0.95% at     corporate bonds averaged the highest        consumers for a representative basket of
net asset value. (If sales charges were     results with a 6.15% return. Fixed-rate     goods and services--was 1.9% higher than
included, returns would be lower.) The      mortgage-backed securities followed at      in December 2002.
fund's Class A3 shares, which are sold      4.03%. U.S. Treasuries of various
without a sales charge, returned 0.85%.     maturities averaged 3.96%, and U.S.             Every business day, the U.S.
Its broad-based index, the Lehman           agency investments averaged 3.77%.          Treasury calculates the yield on U.S.
Brothers U.S. Aggregate Bond Index (the                                                 Treasury securities based on composite
Lehman Aggregate), returned 4.49% for           The Federal Reserve (the Fed) left      quotes reported by U.S. government
the same period, while the Lehman           the influential federal funds rate at a     securities dealers. Each Friday, the
Brothers 1- to 2-Year Government Bond       46-year low of 1.00% throughout the         U.S. Treasury reports a weekly yield for
Index returned 1.21%. The Lipper Short      reporting period. Upon reducing the rate    Treasury securities. During the period,
U.S. Treasury Funds Category Average        to that level in late June 2003, the Fed    the yield on the two-year Treasury note
returned 1.14%. The fund underperformed     said it favored a more expansive            as reported weekly fluctuated from a low
its broad-based index because the fund      monetary policy because the economy had     of 1.54% to on October 3, 2003, to a
only invests in two-year Treasury notes,    not yet exhibited sustainable growth.       high of 2.04% on December 5, 2003. The
which lagged other bond investment                                                      October low was concurrent with a
categories during the period.                   However, the Fed's Beige Book,          positive jobs report indicating 57,000
                                            issued before each meeting of the           new jobs had been created in September.
MARKET CONDITIONS                           Federal Open Market Committee, indicated    The December high was concurrent with a
                                            improving conditions later in the           disappointing November unemployment
Over the six-month reporting period,        period. The October 2003 Beige Book         report and ongoing concerns about
economic conditions generally improved.     indicated that economic expansion had       terrorism. The graph on page 3 plots the
The nation's gross domestic product         increased and consumer spending was         weekly yield on two-year Treasury notes
(GDP), widely regarded as the broadest      generally stronger. By January, 2004,       from Friday, August 1, 2003, through
measure of economic activity, expanded      the Beige Book stated that "the nation's    Friday, January 30, 2004.
at an annualized rate of 8.2% in the        economy has continued to improve," with
third quarter. In the fourth quarter,       an "increase in overall economic            YOUR FUND
GDP expansion moderated to 4.1%             activity" and "modest improvements in
annualized.                                 labor markets."                             In the chart below, your fund is
                                                                                        compared to three indexes. The fund's
                                                                                        broad market

===================================================================================================================================
FUND VS. INDEXES                                                         TOTAL NUMBER OF HOLDINGS                                12
                                                                         TOTAL NET ASSETS                            $522.6 million
Total returns, 7/31/03-1/31/04, excluding applicable sales
charges. If sales charges were included, returns would be
lower.

CLASS A SHARES                                         0.95%

CLASS A3 SHARES                                        0.85

LEHMAN BROTHERS U.S. AGGREGATE
BOND INDEX (BROAD MARKET INDEX)                        4.49

LEHMAN BROTHERS 1- TO 2-YEAR GOVERNMENT
BOND INDEX (STYLE-SPECIFIC INDEX)                      1.21

LIPPER SHORT U.S. TREASURY FUNDS
CATEGORY AVERAGE (PEER GROUP INDEX)                    1.14

Source: Lipper, Inc.
===================================================================================================================================

index is the Lehman Aggregate. The          shorter maturity securities when            interest rates, the fund generally earns
return of this index is a value that        interest rates are rising and longer        slightly less than the two-year Treasury
represents the investment grade bond        maturity securities when interest rates     note.
market as a whole. The Lehman Aggregate     are falling. This may account for
contains corporate bonds, mortgage          slightly better performance, but it also        As stated in its prospectus, the
bonds, and Treasury securities of all       results in greater fluctuation in share     fund seeks liquidity with minimum
maturities. The fund underperformed the     price.                                      fluctuation of principal value. During
Lehman Aggregate because the fund only                                                  the six-month reporting period, the
invests in two-year Treasury notes,             We manage the fund using the same       fund's share price, for Class A and
which lagged other bond investment          strategy regardless of market               Class A3 shares, stayed within a narrow
categories during the period.               conditions. Two-year Treasury notes are     range of $10.31 and $10.52, a
                                            the only securities in which the fund       fluctuation of 2%. (Note: AIM Limited
    The 26-basis-point (0.26%)              invests, and these notes are considered     Maturity Treasury Fund should not be
difference in performance between the       among the safest and highest-quality        confused with a money market fund, which
fund and its style-specific index, the      securities. The short duration of the       attempts to maintain a per-share price
Lehman 1- to 2-Year Government Bond         notes in the fund's portfolio helps         of $1.00. Although we seek to maintain a
Index, can be explained by the fact that    protect against interest rate               relatively stable share price, the value
the index, like all market indexes, has     volatility.                                 of fund shares will fluctuate.)
no expenses. Market indexes simply
track, average, and, in some cases,             The fund holds 12 notes in its          IN CLOSING
weight the averages of the performance      portfolio. Each month at auction, we
of the securities in the index. Funds       sell the note that has been held for a      Throughout the reporting period, we
that have securities transactions, fund     year, and we purchase a new one. We do      remained committed to providing
managers and shareholders have expenses.    this because of research that               liquidity, minimal risk and positive
If expenses were excluded from the          demonstrates that during most time          returns for AIM Limited Maturity
performance shown in the chart on page      periods, the period between one and two     Treasury Fund shareholders.
2, the fund would have outperformed the     years before maturity is typically when
index for the period.                       the slope of the yield curve is                   See important fund and index
                                            steepest, thereby offering the most              disclosures inside front cover.
    Your fund has a disciplined strategy    favorable risk/return ratio. We believe
which is designed to protect against        that, over time, our strategy of a                            CLINT DUDLEY
share price volatility. Funds within the    monthly buy-sell discipline has the                           Clint Dudley,
Lipper Short U.S. Treasury Funds            potential to provide an attractive              [DUDLEY       Chartered Financial
Category Average may have more flexible     return.                                          PHOTO]       Analyst, is portfolio
strategies wherein they own                                                                               manager of AIM Limited
                                                This strategy generally results in                        Maturity Treasury
                                            the fund earning slightly more than the     Fund. Mr. Dudley joined AIM in 1998, was
                                            two-year Treasury note during periods of    promoted to money market portfolio
                                            falling interest rates. Conversely,         manager in 2000 and assumed his current
                                            during periods of rising                    duties in 2001. He received both a
                                                                                        B.B.A. and an M.B.A. from Baylor
                               [LINE GRAPH]                                             University.

WEEKLY YIELD ON 2-YEAR TREASURY NOTES                                                                     SCOT JOHNSON
8/1/03-1/30/04                                                                                            Mr. Johnson,
                                                                                            [JOHNSON      Chartered Financial
8/1/03                           1.71      11/7/03                      1.95                 PHOTO]       Analyst, is lead
8/8/03                           1.77      11/14/03                     1.97                              manager of AIM Limited
8/15/03                          1.82      11/21/03                     1.84                              Maturity Treasury
8/22/03                          1.89      11/28/03                     1.97            Fund. He joined AIM in 1994. He received
8/29/03                          1.98      12/5/03                      2.04            both a B.A. in economics and an M.B.A.
9/5/03                           1.92      12/12/03                     1.9             in finance from Vanderbilt University.
9/19/03                          1.69      12/19/03                     1.84
9/19/03                          1.65      12/26/03                     1.86            [RIGHT ARROW GRAPHIC]
9/26/03                          1.66      1/2/04                       1.88            For a presentation of your fund's
10/3/03                          1.54      1/9/04                       1.83            long-term performance record, please
10/10/03                         1.65      1/16/04                      1.67            turn the page.
10/17/03                         1.85      1/23/04                      1.69
10/24/03                         1.83      1/30/04                      1.8
10/31/03                         1.81

LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

Below you will find a presentation of your fund's long-term performance record for periods ended 1/31/04, the close of the six-month period covered by this report. As required by industry regulations, we also present long-term performance for periods ended 12/31/03, the most recent calendar quarter-end.

Please read the important disclosure accompanying these tables, which explains how fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.

AVERAGE ANNUAL TOTAL RETURNS                AVERAGE ANNUAL TOTAL RETURNS                   Class A share performance reflects
As of 1/31/04, including applicable         As of 12/31/03, including applicable       the maximum 1.00% sales charge. Class A3
sales charges                               sales charges                              shares have no sales charge; therefore,
                                            CLASS A SHARES                             performance quoted is at net asset
CLASS A SHARES                              Inception (12/15/87)              5.88%    value.
Inception (12/15/87)               5.85%      10 Years                        4.90
  10 Years                         4.85        5 Years                        4.43         Had the advisor not waived fees
   5 Years                         4.39        1 Year                         0.35     and/or reimbursed expenses in the past,
   1 Year                          0.46                                                returns would have been lower.
                                            CLASS A3 SHARES
CLASS A3 SHARES                               10 Years                        4.79%
  10 Years                         4.74%       5 Years                        4.41
   5 Years                         4.39        1 Year                         1.10
   1 Year                          1.32
                                            The performance data quoted represent
The inception date of Class A3 shares is    past performance and cannot guarantee
10/31/02. Returns prior to that date are    comparable future results; current
hypothetical results based on returns of    performance may be lower or higher.
Class A shares for the stated period at     Please visit AIMinvestments.com for the
net asset value, adjusted to reflect        most recent month-end performance.
Class A3 12b-1 fees.                        Performance figures reflect reinvested
                                            distributions, changes in net asset
                                            value and the effect of the maximum
                                            sales charge unless otherwise stated.
                                            Investment return and principal value
                                            will fluctuate so that you may have a
                                            gain or loss when you sell shares.

                                                                                         [ARROW
                                                                                         BUTTON          For More Information Visit
                                                                                         IMAGE]              AIMinvestments.com

SUPPLEMENT TO SEMIANNUAL REPORT DATED 1/31/04

AIM LIMITED MATURITY TREASURY FUND

INSTITUTIONAL CLASS SHARES                  AVERAGE ANNUAL TOTAL RETURNS               Please note that past performance is not
                                            For periods ended 1/31/04                  indicative of future results. More
The following information has been                                                     recent returns may be more or less than
prepared to provide Institutional Class     Inception (7/13/87)               6.12%    those shown. All returns assume
shareholders with a performance overview    10 Years                          5.19     reinvestment of distributions at net
specific to their holdings.                  5 Years                          4.83     asset value. Investment return and
Institutional Class shares are offered       1 Year                           1.77     principal value will fluctuate so your
exclusively to institutional investors,      6 Months*                        1.08     shares, when redeemed, may be worth more
including defined contribution plans                                                   or less than their original cost. See
that meet certain criteria. Performance     AVERAGE ANNUAL TOTAL RETURNS               full report for information on
of Institutional Class shares will          For periods ended 12/31/03, most recent    comparative benchmarks. If you have
differ from performance of Class A          calendar quarter-end                       questions, please consult your fund
shares due to differing sales charges                                                  prospectus or call 800-451-4246, where
and class expenses.                         Inception (7/13/87)               6.15%    you can also obtain more current
                                            10 Years                          5.25     month-end performance. A I M
                                             5 Years                          4.87     Distributors, Inc.
                                             1 Year                           1.65
                                             6 Months*                        0.51

                                            *Cumulative return that has not been
                                            annualized.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is prepared for institutional investor use only and may not be quoted, reproduced or shown to members of the public, nor used in written form as sales literature for public use.

                           YOUR GOALS. OUR SOLUTIONS.
                                 --Servicemark--

AIMinvestments.com           LTD-INS-2       [AIM INVESTMENTS LOGO APPEARS HERE]
                                                        --Servicemark--

FINANCIALS

SCHEDULE OF INVESTMENTS

January 31, 2004
(Unaudited)

                                                            PAR
                                               MATURITY    (000)       VALUE
--------------------------------------------------------------------------------
U.S. TREASURY NOTES--99.91%
1.50%                                          02/28/05   $43,000   $ 43,114,380
--------------------------------------------------------------------------------
1.63%                                          03/31/05    43,200     43,355,088
--------------------------------------------------------------------------------
1.63%                                          04/30/05    43,600     43,743,008
--------------------------------------------------------------------------------
1.25%                                          05/31/05    43,600     43,511,492
--------------------------------------------------------------------------------
1.13%                                          06/30/05    43,600     43,409,468
--------------------------------------------------------------------------------
1.50%                                          07/31/05    43,600     43,593,024
--------------------------------------------------------------------------------
2.00%                                          08/31/05    43,600     43,886,016
--------------------------------------------------------------------------------
1.63%                                          09/30/05    43,600     43,613,516
--------------------------------------------------------------------------------
1.63%                                          10/31/05    43,600     43,579,508
--------------------------------------------------------------------------------
1.88%                                          11/30/05    43,600     43,702,024
--------------------------------------------------------------------------------
1.88%                                          12/31/05    43,500     43,574,820
--------------------------------------------------------------------------------
1.88%                                          01/31/06    43,000     43,050,439
________________________________________________________________________________
================================================================================
TOTAL INVESTMENTS (Cost $520,947,203)--99.91%                        522,132,783
________________________________________________________________________________
================================================================================
OTHER ASSETS LESS LIABILITIES--0.09%                                     480,191
________________________________________________________________________________
================================================================================
NET ASSETS--100.00%                                                 $522,612,974
________________________________________________________________________________
================================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2004
(Unaudited)

ASSETS:

Investments, at market value (cost
  $520,947,203)                                $522,132,783
-----------------------------------------------------------
Receivables for:
  Investments sold                               43,664,411
-----------------------------------------------------------
  Fund shares sold                                  592,855
-----------------------------------------------------------
  Interest                                        2,514,932
-----------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                   66,842
-----------------------------------------------------------
Other assets                                         79,380
===========================================================
    Total assets                                569,051,203
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                          43,038,883
-----------------------------------------------------------
  Fund shares reacquired                          2,948,778
-----------------------------------------------------------
  Amount due custodian bank                          74,046
-----------------------------------------------------------
  Dividends                                          83,449
-----------------------------------------------------------
  Deferred compensation and retirement plans         90,473
-----------------------------------------------------------
Accrued distribution fees                            76,788
-----------------------------------------------------------
Accrued trustees' fees                                  880
-----------------------------------------------------------
Accrued transfer agent fees                         124,932
===========================================================
    Total liabilities                            46,438,229
===========================================================
Net assets applicable to shares outstanding    $522,612,974
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $520,458,538
-----------------------------------------------------------
Undistributed net investment income                      45
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities                             968,811
-----------------------------------------------------------
Unrealized appreciation of investment
  securities                                      1,185,580
===========================================================
                                               $522,612,974
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $453,431,204
___________________________________________________________
===========================================================
Class A3                                       $ 65,396,027
___________________________________________________________
===========================================================
Institutional Class                            $  3,785,743
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          43,893,855
___________________________________________________________
===========================================================
Class A3                                          6,332,473
___________________________________________________________
===========================================================
Institutional Class                                 366,546
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      10.33
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.33 divided
      by 99.00%)                               $      10.43
___________________________________________________________
===========================================================
Class A3:
  Net asset value and offering price per
    share                                      $      10.33
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $      10.33
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended January 31, 2004
(Unaudited)

INVESTMENT INCOME:

Interest                                                      $5,033,918
========================================================================

EXPENSES:

Advisory fees                                                    587,419
------------------------------------------------------------------------
Administrative services fees                                      79,215
------------------------------------------------------------------------
Custodian fees                                                    13,249
------------------------------------------------------------------------
Distribution fees:
  Class A                                                        387,916
------------------------------------------------------------------------
  Class A3                                                       136,717
------------------------------------------------------------------------
Transfer agent fees (Class A & Class A3)                         402,971
------------------------------------------------------------------------
Transfer agent fees (Institutional Class)                            946
------------------------------------------------------------------------
Trustees' fees                                                     8,490
------------------------------------------------------------------------
Other                                                            139,296
========================================================================
    Total expenses                                             1,756,219
========================================================================
Less: Fees waived and expense offset arrangements                 (3,227)
========================================================================
    Net expenses                                               1,752,992
========================================================================
Net investment income                                          3,280,926
========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES:

Net realized gain from investment securities                   2,173,297
------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of
  investment securities                                          (45,608)
========================================================================
Net gain from investment securities                            2,127,689
========================================================================
Net increase in net assets resulting from operations          $5,408,615
________________________________________________________________________
========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended January 31, 2004 and the year ended July 31, 2003 (Unaudited)

                                                               JANUARY 31,       JULY 31,
                                                                  2004             2003
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  3,280,926     $  13,330,583
--------------------------------------------------------------------------------------------
  Net realized gain from investment securities                   2,173,297        11,624,560
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                          (45,608)       (9,284,613)
============================================================================================
    Net increase in net assets resulting from operations         5,408,615        15,670,530
============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                       (2,892,689)      (12,750,428)
--------------------------------------------------------------------------------------------
  Class A3                                                        (359,794)         (517,649)
--------------------------------------------------------------------------------------------
  Institutional Class                                              (28,398)          (62,506)
============================================================================================
  Total distributions from net investment income                (3,280,881)      (13,330,583)
============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                       (7,809,831)       (7,010,203)
--------------------------------------------------------------------------------------------
  Class A3                                                      (1,227,629)         (129,528)
--------------------------------------------------------------------------------------------
  Institutional Class                                              (65,668)          (24,193)
============================================================================================
  Total distributions from net realized gains                   (9,103,128)       (7,163,924)
============================================================================================
    Decrease in net assets resulting from distributions        (12,384,009)      (20,494,507)
============================================================================================
Share transactions-net:
  Class A                                                     (118,578,306)     (113,847,783)
--------------------------------------------------------------------------------------------
  Class A3                                                     (28,072,407)       94,792,404
--------------------------------------------------------------------------------------------
  Institutional Class                                              (76,350)          966,624
============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                       (146,727,063)      (18,088,755)
============================================================================================
    Net increase (decrease) in net assets                     (153,702,457)      (22,912,732)
============================================================================================

NET ASSETS:

  Beginning of period                                          676,315,431       699,228,163
============================================================================================
  End of period (including undistributed net investment
    income of $45 and $0 for 2004 and 2003, respectively)     $522,612,974     $ 676,315,431
____________________________________________________________________________________________
============================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

January 31, 2004
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Limited Maturity Treasury Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management company consisting of nine separate series portfolios each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek liquidity with minimum fluctuation of principal value, and consistent with this objective, the highest total return achievable.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end, and as such, the net asset value for shareholder transactions may be different than the net asset value reported in their financial statements. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.20% on the first $500 million of the Fund's average daily net assets, plus 0.175% on the Fund's average daily net assets in excess of $500 million.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended January 31, 2004, AIM was paid $79,215 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. During the six months ended January 31, 2004, AISI retained $160,400 for such services and reimbursed no fees for the Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares, Class A3 shares and the Institutional Class shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A and Class A3 shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM

Distributors compensation at the annual rate of 0.15% of the Fund's average daily net assets of Class A shares and 0.35% of the average daily net assets of Class A3 shares. Of these amounts, up to 0.15% of the average daily net assets of Class A shares and up to 0.25% of the average daily net assets of Class A3 shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended January 31, 2004, the Class A and Class A3 shares paid $387,916 and $136,717, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During six months ended January 31, 2004, AIM Distributors retained $9,817 in front-end sales commissions from the sale of Class A shares and $1,961 from Class A shares, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts. For the six months ended January 31, 2004, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $3,227 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $3,227.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    During the six months ended January 31, 2004, the Fund paid legal fees of $3,511 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended January 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be updated at the Fund's fiscal year-end.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended January 31, 2004 was $298,857,156 and $456,640,313, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
           INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                          $1,271,165
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                             (97,696)
===========================================================
Net unrealized appreciation of investment
  securities                                     $1,173,469
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $520,959,314.

NOTE 8--SHARE INFORMATION

The Fund currently consists of three different classes of shares: Class A shares, Class A3 shares and the Institutional Class shares. Class A shares are sold with a front-end sales charge. Class A3 shares and the Institutional Class shares are sold at net asset value. Under some circumstances, Class A shares are subject to CDSC. As of the close of business on October 30, 2002, Class A shares were closed to new investors.

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                    SIX MONTHS ENDED                   YEAR ENDED
                                                                    JANUARY 31, 2004                 JULY 31, 2003
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       2,057,890    $  21,486,323     25,805,338    $ 271,953,993
--------------------------------------------------------------------------------------------------------------------------
  Class A3*                                                     2,813,590       29,399,594     12,760,368      134,005,850
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                              94,988          993,092        220,446        2,316,869
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         847,563        8,772,597      1,610,631       16,920,387
--------------------------------------------------------------------------------------------------------------------------
  Class A3*                                                       136,189        1,408,662         55,441          581,385
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                               5,650           58,329            425            4,464
==========================================================================================================================
Reacquired:
  Class A                                                     (14,248,486)    (148,837,226)   (38,275,556)    (402,722,163)
--------------------------------------------------------------------------------------------------------------------------
  Class A3*                                                    (5,643,014)     (58,880,663)    (3,790,101)     (39,794,831)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            (108,178)      (1,127,771)      (128,741)      (1,354,709)
==========================================================================================================================
                                                              (14,043,808)   $(146,727,063)    (1,741,749)   $ (18,088,755)
__________________________________________________________________________________________________________________________
==========================================================================================================================

* Class A3 shares commenced sales on October 31, 2002.

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                     CLASS A
                                                 --------------------------------------------------------------------------------
                                                 SIX MONTHS
                                                   ENDED                                YEAR ENDED JULY 31,
                                                 JANUARY 31,       --------------------------------------------------------------
                                                   2004              2003        2002           2001           2000        1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $  10.46         $  10.53    $  10.26       $   9.96       $  10.03    $  10.07
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               0.06             0.19        0.33(a)        0.52(b)        0.51        0.47
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                          0.04             0.03        0.27           0.31          (0.07)      (0.04)
=================================================================================================================================
    Total from investment operations                  0.10             0.22        0.60           0.83           0.44        0.43
=================================================================================================================================
Less distributions:
  Dividends from net investment income               (0.06)           (0.19)      (0.33)         (0.53)         (0.51)      (0.47)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains              (0.17)           (0.10)         --             --             --          --
=================================================================================================================================
    Total distributions                              (0.23)           (0.29)      (0.33)         (0.53)         (0.51)      (0.47)
=================================================================================================================================
Net asset value, end of period                    $  10.33         $  10.46    $  10.53       $  10.26       $   9.96    $  10.03
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                       0.95%            2.18%       5.89%          8.53%          4.50%       4.32%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)          $453,431         $577,993    $696,259       $507,799       $300,058    $390,018
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets               0.56%(d)         0.53%       0.48%          0.56%          0.54%       0.54%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                              1.12%(d)         1.85%       3.12%(a)       5.15%          5.07%       4.61%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                              50%             124%        149%           137%           122%        184%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.34 and the ratio of net investment income to average net assets would have been 3.29%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $514,402,995.
(e)  Not annualized for periods less than one year.


                                                                           CLASS A3
                                                              ----------------------------------
                                                                                OCTOBER 31, 2002
                                                              SIX MONTHS        (DATE SALES
                                                                ENDED           COMMENCED) TO
                                                              JANUARY 31,        JULY 31,
                                                                2004               2003
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 10.46             $ 10.59
------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.05                0.13
------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    0.04               (0.04)
================================================================================================
    Total from investment operations                               0.09                0.09
================================================================================================
Less distributions:
  Dividends from net investment income                            (0.05)              (0.12)
------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (0.17)              (0.10)
================================================================================================
    Total distributions                                           (0.22)              (0.22)
================================================================================================
Net asset value, end of period                                  $ 10.33             $ 10.46
________________________________________________________________________________________________
================================================================================================
Total return(a)                                                    0.85%               0.88%
________________________________________________________________________________________________
================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $65,396             $94,409
________________________________________________________________________________________________
================================================================================================
Ratio of expenses to average net assets                            0.76%(b)            0.73%(c)
================================================================================================
Ratio of net investment income to average net assets               0.92%(b)            1.65%(c)
________________________________________________________________________________________________
================================================================================================
Portfolio turnover rate(d)                                           50%                124%
________________________________________________________________________________________________
================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $77,699,491.
(c)  Annualized.
(d)  Not annualized for periods less than one year.


                                                                                  INSTITUTIONAL CLASS
                                                       --------------------------------------------------------------------------
                                                       SIX MONTHS
                                                        ENDED                              YEAR ENDED JULY 31,
                                                       JANUARY 31,       --------------------------------------------------------
                                                         2004             2003      2002         2001         2000         1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $10.46          $10.53    $10.26       $ 9.96       $10.03       $ 10.07
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                    0.07            0.22      0.34(a)      0.54(b)      0.54          0.49
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                            0.04            0.03      0.27         0.31        (0.07)        (0.04)
=================================================================================================================================
    Total from investment operations                       0.11            0.25      0.61         0.85         0.47          0.45
=================================================================================================================================
Less distributions:
  Dividends from net investment income                    (0.07)          (0.22)    (0.34)       (0.55)       (0.54)        (0.49)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                   (0.17)          (0.10)       --           --           --            --
=================================================================================================================================
    Total distributions                                   (0.24)          (0.32)    (0.34)       (0.55)       (0.54)        (0.49)
=================================================================================================================================
Net asset value, end of period                           $10.33          $10.46    $10.53       $10.26       $ 9.96       $ 10.03
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                            1.08%           2.42%     6.05%        8.80%        4.78%         4.55%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $3,786          $3,913    $2,970       $1,812       $2,455       $17,131
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                    0.32%(d)        0.30%     0.34%        0.33%(e)     0.29%         0.31%
=================================================================================================================================
Ratio of net investment income to average net assets       1.36%(d)        2.08%     3.26%(a)     5.38%        5.31%         4.84%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                   50%            124%      149%         137%         122%          184%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and the Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.35, and the ratio of net investment income to average assets would have been 3.43%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $4,148,863.
(e) Including expense reimbursement. Ratio of expenses to average net assets excluding reimbursement is 0.41%
(f)  Not annualized for periods less than one year.

NOTE 10--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

  A.  Regulatory Inquiries and Actions

    1.  IFG

On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the chief executive officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (the parent of AIM) and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Department of Banking for the State of Connecticut and the Colorado Securities Division. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD Inc. and the SEC, none of which directly bears upon the Fund. IFG is providing full cooperation with respect to these inquiries.

    2.  AIM

AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

    3.  AMVESCAP Response

AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

  B.  Private Actions

In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and
(iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions alleging market timing throughout the mutual fund industry should be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Twelve actions filed against IFG have been conditionally transferred to the Panel in Maryland, and IFG and AIM anticipate that all other market timing actions that may be filed or that are already pending against IFG and/or AIM will be transferred to the Panel as well.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Limited Maturity Treasury Fund, an investment portfolio of AIM Investment Securities Funds, a Delaware statutory trust, was held on October 21, 2003. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                      WITHHOLDING
      TRUSTEES/MATTER                                 VOTES FOR        AUTHORITY
---------------------------------------------------------------------------------
(1)*  Bob R. Baker.................................  1,430,557,734    19,888,865
      Frank S. Bayley..............................  1,430,328,954    20,117,645
      James T. Bunch...............................  1,430,768,168    19,678,431
      Bruce L. Crockett............................  1,430,659,866    19,786,733
      Albert R. Dowden.............................  1,430,613,991    19,832,608
      Edward K. Dunn, Jr...........................  1,430,557,918    19,888,681
      Jack M. Fields...............................  1,430,604,411    19,842,188
      Carl Frischling..............................  1,430,139,075    20,307,524
      Robert H. Graham.............................  1,430,382,712    20,063,887
      Gerald J. Lewis..............................  1,430,101,093    20,345,506
      Prema Mathai-Davis...........................  1,430,403,656    20,042,943
      Lewis F. Pennock.............................  1,430,682,327    19,764,272
      Ruth H. Quigley..............................  1,430,286,369    20,160,230
      Louis S. Sklar...............................  1,430,522,821    19,923,778
      Larry Soll, Ph.D.............................  1,430,500,783    19,945,816
      Mark H. Williamson...........................  1,430,415,623    20,030,976

* Proposal required approval by a combined vote of all the portfolios of AIM Investment Securities Funds.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES          OFFICERS                         OFFICE OF THE FUND
Bob R. Baker               Robert H. Graham                 11 Greenway Plaza
Frank S. Bayley            Chairman and President           Suite 100
James T. Bunch                                              Houston, TX 77046-1173
Bruce L. Crockett          Mark H. Williamson
Albert R. Dowden           Executive Vice President         INVESTMENT ADVISOR
Edward K. Dunn Jr.                                          A I M Advisors, Inc.
Jack M. Fields             Kevin M. Carome                  11 Greenway Plaza
Carl Frischling            Senior Vice President and        Suite 100
Robert H. Graham           Chief Legal Officer              Houston, TX 77046-1173
Gerald J. Lewis
Prema Mathai-Davis         Sidney M. Dilgren                TRANSFER AGENT
Lewis F. Pennock           Vice President and Treasurer     AIM Investment Services, Inc.
Ruth H. Quigley                                             P.O. Box 4739
Louis S. Sklar             Stuart W. Coco                   Houston, TX 77210-4739
Larry Soll, Ph. D.         Vice President
Mark H. Williamson                                          CUSTODIAN
                           Melville B. Cox                  The Bank of New York
                           Vice President                   100 Church Street
                                                            New York, NY 10286
                           Karen Dunn Kelley
                           Vice President                   COUNSEL TO THE FUND
                                                            Ballard Spahr
                           Edgar M. Larsen                  Andrews & Ingersoll, LLP
                           Vice President                   1735 Market Street
                                                            Philadelphia, PA 19103-7599

                                                            COUNSEL TO THE TRUSTEES
                                                            Kramer, Levin, Naftalis & Frankel LLP
                                                            919 Third Avenue
                                                            New York, NY 10022-3852

                                                            DISTRIBUTOR
                                                            A I M Distributors, Inc.
                                                            11 Greenway Plaza
                                                            Suite 100
                                                            Houston, TX 77046-1173

DOMESTIC EQUITY                                 INTERNATIONAL/GLOBAL EQUITY                          FIXED INCOME

AIM Aggressive Growth Fund                 AIM Asia Pacific Growth Fund                   TAXABLE
AIM Balanced Fund*                         AIM Developing Markets Fund
AIM Basic Balanced Fund*                   AIM European Growth Fund                       AIM Floating Rate Fund
AIM Basic Value Fund                       AIM European Small Company Fund                AIM High Yield Fund
AIM Blue Chip Fund                         AIM Global Aggressive Growth Fund              AIM Income Fund
AIM Capital Development Fund               AIM Global Growth Fund                         AIM Intermediate Government Fund
AIM Charter Fund                           AIM Global Trends Fund(5)                      AIM Limited Maturity Treasury Fund
AIM Constellation Fund                     AIM Global Value Fund(6)                       AIM Money Market Fund
AIM Dent Demographic Trends Fund           AIM International Emerging Growth Fund         AIM Short Term Bond Fund
AIM Diversified Dividend Fund(1)           AIM International Growth Fund                  AIM Total Return Bond Fund
AIM Emerging Growth Fund                   AIM Trimark Fund                               INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund             INVESCO International Core Equity Fund(7)
AIM Large Cap Growth Fund                                                                 TAX-FREE
AIM Libra Fund                                        SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                              AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund               AIM Global Health Care Fund                    AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                    AIM Real Estate Fund                           AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                   INVESCO Advantage Health Sciences Fund         AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund                  INVESCO Energy Fund
AIM Opportunities III Fund                 INVESCO Financial Services Fund
AIM Premier Equity Fund                    INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund                     INVESCO Health Sciences Fund
AIM Small Cap Equity Fund(2)               INVESCO Leisure Fund
AIM Small Cap Growth Fund(3)               INVESCO Multi-Sector Fund
AIM Trimark Endeavor Fund                  INVESCO Technology Fund
AM Trimark Small Companies Fund            INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund                   CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY.
INVESCO Dynamics Fund                      FOR THIS AND OTHER IMPORTANT INFORMATION ABOUT AIM AND INVESCO FUNDS, OBTAIN A
INVESCO Mid-Cap Growth Fund                PROSPECTUS FROM YOUR FINANCIAL ADVISOR OR AIMINVESTMENTS.COM AND READ IT
INVESCO Small Company Growth Fund          THOROUGHLY BEFORE INVESTING.
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*

* Domestic equity and income fund

(1) Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor.
(4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (6) Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund. (7) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

    If used after April, 2004, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $149 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $371 billion in assets under management. Data as of December 31, 2003.

                               AIMinvestments.com                      LTD-SAR-1

                                                     YOUR GOALS. OUR SOLUTIONS.--Servicemark--
----------------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Alternative  Cash                  [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Investments  Management                      --Servicemark--
                               Plans    Accounts
----------------------------------------------------------------------------------------------

                                                           AIM MONEY MARKET FUND
                            Semiannual Report to Shareholders o January 31, 2004

                                 [COVER IMAGE]




YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
      --Servicemark--                                    --Servicemark--


===================================================================================================================================
AIM MONEY MARKET FUND SEEKS TO PROVIDE AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL
AND LIQUIDITY.
===================================================================================================================================
ABOUT INFORMATION THROUGHOUT THIS REPORT     A description of the policies       AIM MONEY MARKET FUND
o Investor Class shares are                  and procedures that the Fund        SEVEN-DAY YIELDS BY SHARE CLASS
closed to most investors. For                uses to determine how to vote
more information on who may                  proxies relating to portfolio       As of 1/31/04
continue to invest in the                    securities is available
Investor Class shares, please                without charge, upon request,       Cash Reserve Shares        0.55%
see the appropriate                          by calling 800-959-4246, or on      Class B Shares             0.05
prospectus.                                  the AIM Web site,                   Class C Shares             0.30
                                             AIMinvestments.com.                 Class R Shares             0.30
o Class R shares are available                                                   Investor Class Shares      0.80
only to certain retirement
plans. Please see the                                                            Had the advisor not waived
prospectus for more                                                              fees and/or reimbursed
information.                                                                     expenses, yields would have
                                                                                 been lower.
o The Standard & Poor's
Composite Index of 500 Stocks                                                    PERFORMANCE QUOTED IS PAST
(the S&P 500--Registered                                                         PERFORMANCE AND CANNOT
Trademark-- Index) is an index                                                   GUARANTEE COMPARABLE FUTURE
of common stocks frequently                                                      RESULTS; CURRENT PERFORMANCE
used as a general measure of                                                     MAY BE LOWER OR HIGHER. VISIT
U.S. stock market performance.                                                   AIMINVESTMENTS.COM FOR THE
                                                                                 MOST RECENT MONTH-END
o The fund is not managed to                                                     PERFORMANCE.
track the performance of any
particular index, including
the index defined here, and
consequently, the performance
of the fund may deviate
significantly from the
performance of the index.

o Industry classifications
used in this report are
generally according to the
Global Industry Classification
Standard, which was developed
by and is the exclusive
property and a service mark of
Morgan Stanley Capital
International Inc. and
Standard & Poor's.

AN INVESTMENT IN THE FUND IS
NOT INSURED OR GUARANTEED BY
THE FEDERAL DEPOSIT INSURANCE
CORPORATION OR ANY OTHER GOV-
ERNMENT AGENCY. ALTHOUGH THE
FUND SEEKS TO PRESERVE THE
VALUE OF YOUR INVESTMENT AT
$1.00 PER SHARE, IT IS
POSSIBLE TO LOSE MONEY BY
INVESTING IN THE FUND.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. READ IT CAREFULLY BEFORE YOU INVEST.

                                            TEAM MANAGED BY A I M ADVISORS, INC.


AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER IN THE                      YOUR FUND
                    AIM FAMILY OF                                       Historically low short-term interest rates
                    FUNDS--REGISTERED TRADEMARK--:                      depressed yields on bank savings accounts and
                                                                        money market funds. AIM Money Market Fund's yields
[PHOTO OF           This is the semiannual report                       also were affected. Nonetheless, the fund
ROBERT H.           on the performance of AIM                           continued to offer risk-averse investors safety of
GRAHAM]             Money Market Fund for the                           principal in uncertain economic times. In an
                    six-month reporting period                          effort to achieve the fund's objectives, we
ROBERT H. GRAHAM    ended January 31, 2004. The                         stressed:
                    table on the inside front
                    cover shows the seven-day                               o safety--providing the highest possible
                    yields for the fund's various                       safety of principal;
                    share classes as of January
31, 2004. As of the same date, the fund's weighted                          o liquidity--investing in securities that
average maturity stood at 43 days and its net                           offer liquidity of assets; and
assets totaled $1.60 billion.
                                                                            o yield--seeking the highest possible yield
MARKET CONDITIONS                                                       consistent with safety of principal.
The economy and the stock market were healthy for
most of the reporting period. The nation's gross                        IN CLOSING
domestic product, generally considered the                              I thank you for your continued participation in
broadest measure of economic activity, expanded at                      AIM Money Market Fund. If you have any questions,
an annualized rate of 8.2% in the third quarter                         please consult your financial advisor for help
and 4.1% in the fourth quarter of 2003, and the                         with your investment choices. As always, members
S&P 500 Index returned 15.22% for the reporting                         of our award-winning Client Services department
period.                                                                 are ready to be of service to you. They can be
                                                                        reached at 800-959-4246.
    In late June 2003, the Federal Reserve (the
Fed) reduced the short-term federal funds rate                          Sincerely,
from 1.25% to 1.00%, its lowest level since 1958.
At the time, the Fed said it favored a more                             /s/ Robert H. Graham
expansive monetary policy because the economy had                       Robert H. Graham
not yet exhibited sustainable growth. By October,                       Chairman and President
the Fed reported that economic expansion had                            January 31, 2004
increased and consumer spending was generally
stronger, although the job market remained weak.
The Fed's November Beige Book report cited
"reasonably broad based" economic expansion in
October and early November and noted that in most
Federal Reserve districts:

    o wages and the prices of finished goods and services remained fairly stable;

    o retail spending increased on a
year-over-year basis;

    o manufacturing activity picked up; and

    o residential real estate activity remained strong while commercial real estate activity remained weak.

    In a speech in early January 2004, Federal
Open Market Committee member Ben Bernanke said that while "downside risks to the economy remain... the incoming data have continued for the most part to surprise on the upside." In late
January, the Fed left short-term rates unchanged and said that economic reports suggested that the economy was "expanding briskly." The Fed dropped its long-standing promise to hold interest rates steady for a "considerable period," replacing it with a pledge to be "patient" before raising rates.

FINANCIALS

SCHEDULE OF INVESTMENTS

January 31, 2004
(Unaudited)

                                                       PAR
                                          MATURITY    (000)        VALUE
-----------------------------------------------------------------------------
COMMERCIAL PAPER-20.86%(a)

ASSET-BACKED SECURITIES -- COMMERCIAL
  LOANS/ LEASES-0.87%

Atlantis One Funding Corp. (Rabobank-ABS
  Program Sponsor) (Acquired 11/25/03;
  Cost $13,921,056)
  1.16%(b)                                05/18/04   $14,000   $   13,951,731
=============================================================================

ASSET-BACKED SECURITIES -- CONSUMER
  RECEIVABLES-0.50%

Thunder Bay Funding Inc. (Royal Bank of
  Canada-ABS Program Sponsor) (Acquired
  01/15/04; Cost $8,064,752)
  1.03%(b)                                03/08/04     8,077        8,068,681
=============================================================================

ASSET-BACKED SECURITIES -- FULLY
  BACKED-4.31%

Tulip Funding Corp. (ABN AMRO Bank
  N.V.-ABS Program Sponsor) (Acquired
  01/08/04; Cost $68,912,824)
  1.03%(b)                                02/12/04    68,974       68,952,292
=============================================================================

ASSET-BACKED SECURITIES -- MULTI-
  PURPOSE-4.68%

Asset Securitization Capital Co., LLC
  (Canadian Imperial Bank of
  Commerce-ABS Program Sponsor)
  (Acquired 01/27/04; Cost $9,983,533)
  1.04%(b)                                03/24/04    10,000        9,984,978
-----------------------------------------------------------------------------
Barton Capital Corp. (Societe
  Generale-ABS Program Sponsor)
  (Acquired 01/15/04; Cost $34,943,922)
  1.03%(b)                                03/11/04    35,000       34,960,946
-----------------------------------------------------------------------------
Edison Asset Securitization, LLC (GE
  Capital Corp.-ABS Program Sponsor)
  (Acquired 01/21/04; Cost $29,919,400)
  1.04%(b)                                04/23/04    30,000       29,928,933
=============================================================================
                                                                   74,874,857
=============================================================================

ASSET-BACKED SECURITIES -- TRADE
  RECEIVABLES-3.94%

Eureka Securitization, Inc. (Citibank
  N.A.-ABS Program Sponsor) (Acquired
  01/09/04; Cost $24,961,722)
  1.04%(b)                                03/02/04    25,000       24,978,333
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
                                                       PAR
                                          MATURITY    (000)        VALUE
ASSET-BACKED SECURITIES -- TRADE
  RECEIVABLES-(CONTINUED)

FCAR Owner Trust-Series I (Ford Motor
  Credit Co.-ABS Program Sponsor)
  1.09%                                   02/13/04   $38,000   $   37,986,193
=============================================================================
                                                                   62,964,526
=============================================================================

RAILROADS-4.69%

Network Rail CP Finance PLC (United
  Kingdom) (Strategic Rail Authority-ABS
  Program Sponsor) (Acquired 10/09/03;
  Cost $74,712,358)
  1.10%(b)                                02/17/04    75,000       74,963,474
=============================================================================

REGIONAL BANKS-1.87%

Banque et Caisse d'Epargne de l'Etat
  (Luxembourg)
  1.18%                                   06/07/04    30,000       29,875,117
=============================================================================
Total Commercial Paper (Cost $333,650,678)                        333,650,678
=============================================================================

CERTIFICATES OF DEPOSIT-12.07%

ABN AMRO Bank N.V. (Netherlands)
  1.25%                                   11/02/04    10,000       10,000,000
-----------------------------------------------------------------------------
Barclays Bank PLC (United Kingdom)
  1.35%                                   04/19/04    15,000       15,012,176
-----------------------------------------------------------------------------
BNP Paribas (France)
  1.39%                                   08/05/04     5,000        5,001,019
-----------------------------------------------------------------------------
HBOS Treasury Services PLC (United
  Kingdom)
  1.16%                                   03/22/04    40,000       40,000,000
-----------------------------------------------------------------------------
Societe Generale (France)
  1.06%(c)                                10/01/04    23,000       22,994,602
-----------------------------------------------------------------------------
Svenska Handelsbacken AB (Sweden)
  1.12%                                   07/14/04    50,000       50,000,000
-----------------------------------------------------------------------------
UniCredito Italiano S.p.A. (Italy)
  1.07%                                   04/13/04    50,000       50,000,000
=============================================================================
Total Certificates of Deposit (Cost $193,007,797)                 193,007,797
=============================================================================

MASTER NOTE AGREEMENTS-10.32%(d)

Merrill Lynch Mortgage Capital, Inc.
  (Acquired 08/25/03; Cost $85,000,000)
  1.20%(b)(e)                             02/23/04    85,000       85,000,000
-----------------------------------------------------------------------------
Morgan Stanley (Acquired 09/15/03; Cost
  $80,000,000)
  1.11%(b)(f)                             06/14/04    80,000       80,000,000
=============================================================================
Total Master Note Agreements (Cost
  $165,000,000)                                                   165,000,000
=============================================================================

                                                       PAR
                                          MATURITY    (000)        VALUE
-----------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY SECURITIES-10.22%

FEDERAL HOME LOAN BANK-6.76%

Unsec. Bonds,
  3.75%                                   02/13/04   $18,000   $   18,013,811
-----------------------------------------------------------------------------
  1.12%                                   07/12/04    10,000       10,000,000
-----------------------------------------------------------------------------
  1.03%                                   07/23/04    50,000       50,000,000
-----------------------------------------------------------------------------
  1.46%                                   11/17/04     5,000        5,000,000
-----------------------------------------------------------------------------
  1.20%                                   02/28/05    25,000       24,975,000
=============================================================================
                                                                  107,988,811
=============================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-3.46%

Disc. Notes,
  1.03%(g)                                05/03/04    25,600       25,541,404
-----------------------------------------------------------------------------
  1.28%(g)                                09/28/04    20,000       19,829,333
-----------------------------------------------------------------------------
Unsec. Notes,
  1.36%                                   09/10/04    10,000       10,000,000
=============================================================================
                                                                   55,370,737
=============================================================================
Total U.S. Government Agency Securities
  (Cost $163,359,548)                                             163,359,548
=============================================================================

TIME DEPOSITS-5.63%

ING Belgium S.A./N.V.-Brussels (Belgium)
  1.06%                                   02/02/04    25,000       25,000,000
-----------------------------------------------------------------------------
WestLB A.G.-Cayman (Germany)
  1.06%                                   02/02/04    65,000       65,000,000
=============================================================================
Total Time Deposits (Cost $90,000,000)                             90,000,000
=============================================================================

MEDIUM-TERM NOTES-3.13%

Money Market Trust LLY-Series 2002-B,
Floating Rate Notes (Acquired 12/03/02;
Cost $50,000,000)
  1.17%(b)(c)(h)                          12/03/04    50,000       50,000,000
=============================================================================

PROMISSORY NOTES-1.88%

Goldman Sachs Group, Inc. (The)
  (Acquired 12/16/03; Cost $30,000,000)
  1.25%(b)(h)                             07/13/04    30,000       30,000,000
=============================================================================

VARIABLE RATE DEMAND
  NOTES-1.85%(i)(j)(k)

INSURED-0.40%

Michigan (State of) Housing Development
  Authority; Taxable Series 2000 C RB,
  1.17%(l)                                12/01/20     6,405        6,405,000
=============================================================================

-----------------------------------------------------------------------------
                                                       PAR
                                          MATURITY    (000)        VALUE
LETTER OF CREDIT GUARANTEED-1.45%(m)

Family Express Corp., LLC-Series A, Loan
  Program Notes (LOC-First of America
  Bank, N.A.),
  1.08%                                   04/01/28   $ 9,070   $    9,070,000
-----------------------------------------------------------------------------
Miami-Dade (County of), Florida
  Industrial Development Authority
  (Dolphins Stadium); Taxable Series
  2000 IDR (LOC-Societe Generale),
  1.05%                                   07/01/22       100          100,000
-----------------------------------------------------------------------------
Mississippi (State of) Business Finance
  Corp. (Viking Range Corp. Project);
  Taxable Series 2000 IDR (LOC-Bank of
  America N.A),
  1.17%                                   06/01/15    14,095       14,095,000
=============================================================================
                                                                   23,265,000
=============================================================================
    Total Variable Rate Demand Notes
      (Cost $29,670,000)                                           29,670,000
=============================================================================

FUNDING AGREEMENTS-1.06%

New York Life Insurance Co. (Acquired
  04/03/03; Cost $17,000,000)
  1.21%(b)(c)(h)                          04/07/04    17,000       17,000,000
=============================================================================

ASSET-BACKED SECURITIES-0.83%

CONSUMER RECEIVABLES-0.20%

Honda Auto Receivables 2003-2 Owner
  Trust, Class A-1 Notes,
  1.23%                                   06/11/04       367          367,363
-----------------------------------------------------------------------------
Nissan Auto Receivables 2003-B Owner
  Trust, Class A1 Notes,
  1.17%                                   06/15/04     2,883        2,883,198
=============================================================================
                                                                    3,250,561
=============================================================================

STRUCTURED-0.63%

Holmes Financing (No. 7) PLC (United
  Kingdom)-Series 1, Class A, Floating
  Rate Bonds,
  1.06%(c)                                04/15/04    10,000       10,000,000
=============================================================================
    Total Asset-Backed Securities (Cost
      $13,250,561)                                                 13,250,561
=============================================================================
    Total Investments (excluding
      Repurchase Agreements) (Cost
      $1,084,938,584)                                           1,084,938,584
=============================================================================

REPURCHASE AGREEMENTS-35.29%

Banc of America Securities LLC
  1.12%(n)                                02/02/04    60,000       60,000,000
-----------------------------------------------------------------------------
Banc One Capital Markets Group
  1.02%(o)                                02/02/04    34,323       34,322,844
-----------------------------------------------------------------------------
BNP Paribas Securities Corp.-New York
  Branch (France)
  1.13%(p)                                02/02/04    65,000       65,000,000
-----------------------------------------------------------------------------

                                                       PAR
                                          MATURITY    (000)        VALUE
-----------------------------------------------------------------------------
REPURCHASE AGREEMENTS-(CONTINUED)

Citigroup Global Markets Inc.
  1.03%(q)                                02/02/04   $65,000   $   65,000,000
-----------------------------------------------------------------------------
Deutsche Bank Securities Inc.-New York
  Branch (Germany)
  1.12%(r)                                02/02/04    70,000       70,000,000
-----------------------------------------------------------------------------
Greenwich Capital Markets, Inc.-New York
  Branch (United Kingdom)
  1.04%(s)                                02/02/04    65,000       65,000,000
-----------------------------------------------------------------------------
Morgan Stanley & Co. Inc.
  1.04%(t)                                02/02/04    65,000       65,000,000
-----------------------------------------------------------------------------
UBS Warburg LLC-New York Branch
  (Switzerland)
  1.04%(u)                                02/02/04    65,000       65,000,000
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
                                                       PAR
                                          MATURITY    (000)        VALUE
REPURCHASE AGREEMENTS-(CONTINUED)

Wachovia Securities, Inc.
  1.13%(v)                                02/02/04   $75,000   $   75,000,000
=============================================================================
    Total Repurchase Agreements (Cost
      $564,322,844)                                               564,322,844
=============================================================================
TOTAL INVESTMENTS-103.14% (Cost
  $1,649,261,428)(w)                                            1,649,261,428
=============================================================================
OTHER ASSETS LESS LIABILITIES-(3.14%)                             (50,236,863)
=============================================================================
NET ASSETS-100.00%                                             $1,599,024,565
_____________________________________________________________________________
=============================================================================

Investment Abbreviations:

ABS     - Asset Backed Security
Ctfs.   - Certificates
Disc.   - Discounted
IDR     - Industrial Development Revenue Bonds
LOC     - Letter of Credit
RB      - Revenue Bonds
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) Some commercial paper is traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 01/31/04 was $527,789,368, which represented 33.01% of the Fund's net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(c) Interest rates are redetermined monthly. Rates shown are rates in effect on 01/31/04.
(d) The investments in master note agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) The Fund may demand prepayment of notes purchased under the Master Note Purchase Agreement upon one business days notice. Interest rates on master notes are redetermined daily. Rate shown is the rate in effect on 1/31/04.
(f) The Fund may demand prepayment of notes purchased under the Master Note Purchase Agreement upon one business day's oral notice for up to 10% of outstanding amount, otherwise, upon seven business day's written notice for more than 10% of outstanding balance. Interest rates are redetermined daily. Rate is shown is the rate in effect on 01/31/04.
(g) Security is traded on a discount basis. Unless otherwise indicated, the interest rate shown represents the discount rate at the time of the purchase by the Fund.
(h) Security considered to be illiquid. The aggregate market value of these securities considered to be illiquid at 01/31/04 was $97,000,000 which represented 6.07% of the Fund's net assets.
(i) Demand security; payable upon demand by the Fund with usually no more than seven calendar days' notice.
(j) Interest on these securities is taxable income to the Fund.
(k) Interest rates are redetermined weekly. Rates shown are rates in effect on 01/31/04.
(l) Principal and interest payments are secured by bond insurance provided by one of the following companies: Ambac Assurance Corp. or MBIA Insurance Corp.
(m) Principal and interest payments are guaranteed by the letter of credit agreement.
(n) Repurchase agreement entered into 01/30/04 with a maturing value of $60,005,600. Collateralized by $56,952,676 corporate obligations, 0% to 8.40% due 05/15/06 to 03/01/33 with a market value at 01/31/04 of
    $63,000,001.
(o) Joint repurchase agreement entered into 01/30/04 with a maturing value of $500,042,500. Collateralized by $502,515,000 U.S. Government obligations, 0% to 7.60% due 02/02/04 to 11/15/13 with an aggregate market value at 01/31/04 of $510,003,975.
(p) Repurchase agreement entered into 01/30/04 with a maturing value of $65,006,121. Collateralized by $58,304,934 corporate obligations, 1.84% to 9.50% due 10/20/05 to 06/01/31 with a market value at 01/31/04 of
    $68,250,001.
(q) Joint repurchase agreement entered into 01/30/04 with a maturing value of $325,027,896. Collateralized by $313,414,000 U.S. Government obligations, 0% to 6.75% due 10/01/08 to 03/15/31 with an aggregate market value at 01/31/04 of $331,500,320.
(r) Repurchase agreement entered into 01/30/04 with a maturing value of $70,006,533. Collateralized by $73,427,689 corporate obligations, 1.27% to 1.62% due 02/17/09 to 12/12/38 with a market value at 01/31/04 of
    $73,500,000.
(s) Joint repurchase agreement entered into 01/30/04 with a maturing value of $250,021,667. Collateralized by $447,514,000 U.S. Government obligations, 0% to 9.38% due 04/15/04 to 04/15/30 with an aggregate market value at 01/31/04 of $255,001,895.
(t) Joint repurchase agreement entered into 01/30/04 with a maturing value of $250,021,667. Collateralized by $245,132,143 U.S. Government obligations, 4.50% to 7.00% due 02/01/18 to 01/01/34 with an aggregate market value at 01/31/04 of $255,637,501.
(u) Joint repurchase agreement entered into 01/30/04 with a maturing value of $250,021,667. Collateralized by $238,210,933 U.S. Government obligations, 4.50% to 9.00% due 05/01/06 to 01/01/34 with an aggregate market value at 01/31/04 of $255,003,852.
(v) Repurchase agreement entered into 01/30/04 with a maturing value of $75,007,063. Collateralized by $260,221,221 corporate obligations, 0.28% to 7.80% due 07/26/04 to 10/01/40 with a market value at 01/31/04 of
    $78,750,001.
(w) Also represents cost for federal income tax purposes.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2004
(Unaudited)

ASSETS:

Investments, excluding repurchase
  agreements, at value (amortized cost)       $1,084,938,584
------------------------------------------------------------
Repurchase agreements (amortized cost)           564,322,844
============================================================
    Total investments                          1,649,261,428
============================================================
Receivables for:
  Fund shares sold                                16,508,138
------------------------------------------------------------
  Interest                                         1,217,460
------------------------------------------------------------
  Amount due from advisor                            136,072
------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                   236,809
------------------------------------------------------------
Other assets                                         242,057
============================================================
    Total assets                               1,667,601,964
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           60,516,404
------------------------------------------------------------
  Fund shares reacquired                           7,118,738
------------------------------------------------------------
  Deferred compensation and retirement plans         319,218
------------------------------------------------------------
  Amount due custodian bank                           77,881
------------------------------------------------------------
  Dividends                                           10,326
------------------------------------------------------------
Accrued distribution fees                            442,909
------------------------------------------------------------
Accrued trustees' fees                                 1,398
------------------------------------------------------------
Accrued transfer agent fees                           31,561
------------------------------------------------------------
Accrued operating expenses                            58,964
============================================================
    Total liabilities                             68,577,399
============================================================
Net assets applicable to shares outstanding   $1,599,024,565
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest               $1,599,027,580
------------------------------------------------------------
  Undistributed net investment income                 50,777
------------------------------------------------------------
  Undistributed net realized gain (loss)
    from investment securities                       (53,792)
============================================================
                                              $1,599,024,565
____________________________________________________________
============================================================

NET ASSETS:

AIM Cash Reserve Shares                       $  731,948,051
____________________________________________________________
============================================================
Class B                                       $  380,029,860
____________________________________________________________
============================================================
Class C                                       $   88,204,217
____________________________________________________________
============================================================
Class R                                       $    3,964,454
____________________________________________________________
============================================================
Investor Class                                $  394,877,983
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

AIM Cash Reserve Shares                          732,011,741
____________________________________________________________
============================================================
Class B                                          380,057,316
____________________________________________________________
============================================================
Class C                                           88,212,095
____________________________________________________________
============================================================
Class R                                            3,964,729
____________________________________________________________
============================================================
Investor Class                                   395,220,601
____________________________________________________________
============================================================
Net asset value and offering price per share
  for each class                              $         1.00
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended January 31, 2004
(Unaudited)

INVESTMENT INCOME:

Interest                                                      $ 9,357,058
=========================================================================
EXPENSES:

Advisory fees                                                   4,450,449
-------------------------------------------------------------------------
Administrative services fees                                      203,589
-------------------------------------------------------------------------
Custodian fees                                                     24,158
-------------------------------------------------------------------------
Distribution fees:
  AIM Cash Reserve Shares                                       1,114,805
-------------------------------------------------------------------------
  Class B                                                       2,363,898
-------------------------------------------------------------------------
  Class C                                                         503,310
-------------------------------------------------------------------------
  Class R                                                          11,202
-------------------------------------------------------------------------
Transfer agent fees                                             1,671,770
-------------------------------------------------------------------------
Trustees' fees                                                     15,127
-------------------------------------------------------------------------
Other                                                             179,147
=========================================================================
    Total expenses                                             10,537,455
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                 (4,651,782)
=========================================================================
    Net expenses                                                5,885,673
=========================================================================
Net investment income                                           3,471,385
=========================================================================
Net realized gain (loss) from investment securities                (1,521)
=========================================================================
Net increase in net assets resulting from operations          $ 3,469,864
_________________________________________________________________________
=========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended January 31, 2004 and the year ended July 31, 2003 (Unaudited)

                                                               JANUARY 31,         JULY 31,
                                                                   2004              2003
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $    3,471,385    $    7,842,936
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities                 (1,521)           44,022
==============================================================================================
    Net increase in net assets resulting from operations           3,469,864         7,886,958
==============================================================================================
Distributions to shareholders from net investment income:
  AIM Cash Reserve Shares                                         (2,470,125)       (7,299,075)
----------------------------------------------------------------------------------------------
  Class B                                                           (112,741)         (432,412)
----------------------------------------------------------------------------------------------
  Class C                                                           (151,871)         (100,719)
----------------------------------------------------------------------------------------------
  Class R                                                             (6,618)          (10,730)
----------------------------------------------------------------------------------------------
  Investor Class                                                    (839,162)               --
==============================================================================================
  Total distributions from net investment income                  (3,580,517)       (7,842,936)
==============================================================================================
Distributions to shareholders from net realized gains:
  AIM Cash Reserve Shares                                            (23,647)          (35,590)
----------------------------------------------------------------------------------------------
  Class B                                                            (12,702)          (20,898)
----------------------------------------------------------------------------------------------
  Class C                                                             (2,805)           (3,549)
----------------------------------------------------------------------------------------------
  Class R                                                               (122)              (38)
----------------------------------------------------------------------------------------------
  Investor Class                                                     (12,995)               --
==============================================================================================
  Total distributions from net realized gains                        (52,271)          (60,075)
==============================================================================================
    Decrease in net assets resulting from distributions           (3,632,788)       (7,903,011)
==============================================================================================
Share transactions-net:
  AIM Cash Reserve Shares                                       (456,849,181)       67,004,557
----------------------------------------------------------------------------------------------
  Class B                                                       (163,744,502)     (174,148,217)
----------------------------------------------------------------------------------------------
  Class C                                                        (25,093,104)       (5,640,712)
----------------------------------------------------------------------------------------------
  Class R                                                         (2,315,541)        6,270,260
----------------------------------------------------------------------------------------------
  Investor Class                                                 394,916,540                --
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (253,085,788)     (106,514,112)
==============================================================================================
    Net increase (decrease) in net assets                       (253,248,712)     (106,530,165)
==============================================================================================
NET ASSETS:

  Beginning of period                                          1,852,273,277     1,958,803,442
==============================================================================================
  End of period (including undistributed net investment
    income of $50,777 and $159,909 for 2004 and 2003,
    respectively)                                             $1,599,024,565    $1,852,273,277
______________________________________________________________________________________________
==============================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

January 31, 2004
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Money Market Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end, and as such, the net asset value for shareholder transactions may be different than the net asset value repeated in these financial statements. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- The Fund's securities are valued on the basis of amortized cost which approximates market value as permitted under Rule 2a-7 of the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

B. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

D. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.55% on the first $1 billion of the Fund's average daily net assets, plus 0.50% on the Fund's average daily net assets in excess of $1 billion. AIM and/or A I M Distributors, Inc. ("AIM Distributors") voluntarily waived fees and/or reimbursed expenses in order to increase the Fund's yield. Waivers and/or reimbursements may be changed from time to time. During the six months ended January 31, 2004, AIM waived fees of $3,800,504.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended January 31, 2004, AIM was paid $203,589 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the six months ended January 31, 2004, AISI retained $926,628 for such services.

    The Trust has entered into master distribution agreements with AIM Distributors to serve as the distributor for the AIM Cash Reserve Shares, Class B, Class C, Class R and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's AIM Cash Reserve Shares, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of AIM Cash Reserve shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.25% of the average daily net assets of Investor Class shares. Of these amounts, up to 0.25% of the average daily net assets of the AIM Cash Reserve Shares, Class B, Class C and Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes.

    Effective July 1, 2003, in order to maintain a minimum yield, AIM Distributors reduced broker service fees on AIM Cash Reserve Shares, Class B, Class C and Class R shares. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended January 31, 2004, the AIM Cash Reserve Shares, Class B, Class C, Class R and Investor Class shares paid $1,114,805, $1,772,923, $251,655, $11,202 and $0, respectively, after AIM Distributors waived and/or reimbursed plan fees of $590,975 and $251,655 for Class B and Class C shares, respectively.

    Contingent deferred sales charges ("CDSC") are not recorded as expenses of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During six months ended January 31, 2004, AIM Distributors retained $619,454, $7,717, $189,976 and $0 from AIM Cash Reserve Shares, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts. For the six months ended January 31, 2004, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $8,648 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $8,648.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    During the six months ended January 31, 2004, the Fund paid legal fees of $5,414 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a trustee of the Trust.

NOTE 5--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the six months ended January 31, 2004.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be updated at the Fund's fiscal year-end.

NOTE 7--SHARE INFORMATION

The Fund currently offers five different classes of shares: AIM Cash Reserve Shares, Class B shares, Class C shares, Class R shares and Investor Class shares. Class B shares and Class C shares are sold with CDSC. AIM Cash Reserve Shares, Class R shares and Investor Class shares are sold at net asset value. Under some circumstances, Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to AIM Cash Reserve Shares eight years after the end of the calendar month of purchase.

                                                  CHANGES IN SHARES OUTSTANDING
---------------------------------------------------------------------------------------------------------------------------------
                                                                     SIX MONTHS ENDED                       YEAR ENDED
                                                                       JANUARY 31,                           JULY 31,
                                                                           2004                                2003
                                                             --------------------------------    --------------------------------
                                                                 SHARES            AMOUNT            SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Sold:
  AIM Cash Reserve Shares                                     1,136,435,829    $1,136,431,580     5,372,980,834    $5,372,980,834
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                        99,819,965        99,820,085       485,890,867       485,890,867
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                                       129,701,911       129,706,614       570,319,822       570,319,822
---------------------------------------------------------------------------------------------------------------------------------
  Class R                                                         6,432,496         6,432,496        24,594,921        24,594,921
---------------------------------------------------------------------------------------------------------------------------------
  Investor Class*                                               152,825,091       152,827,344                --                --
=================================================================================================================================
Issued as reinvestment of dividends:
  AIM Cash Reserve Shares                                         2,241,526         2,241,526         6,288,154         6,288,154
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                           115,205           115,205           408,246           408,246
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                                           138,634           138,634            89,880            89,880
---------------------------------------------------------------------------------------------------------------------------------
  Class R                                                             5,767             5,767             9,756             9,756
---------------------------------------------------------------------------------------------------------------------------------
  Investor Class*                                                   819,366           819,366                --                --
=================================================================================================================================
Issued in connection with acquisitions:**
  AIM Cash Reserve Shares                                           669,132           669,697                --                --
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                           253,059           252,879                --                --
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                                         8,223,808         8,218,055                --                --
---------------------------------------------------------------------------------------------------------------------------------
  Investor Class*                                               433,127,527       432,821,214                --                --
=================================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  AIM Cash Reserve Shares                                        16,094,332        16,094,333        25,073,560        25,073,560
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (16,094,332)      (16,094,333)      (25,073,560)      (25,073,560)
=================================================================================================================================
Reacquired:
  AIM Cash Reserve Shares                                    (1,612,286,316)   (1,612,286,317)   (5,337,337,991)   (5,337,337,991)
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (247,838,339)     (247,838,338)     (635,373,770)     (635,373,770)
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (163,156,406)     (163,156,407)     (576,050,414)     (576,050,414)
---------------------------------------------------------------------------------------------------------------------------------
  Class R                                                        (8,753,804)       (8,753,804)      (18,334,417)      (18,334,417)
---------------------------------------------------------------------------------------------------------------------------------
  Investor Class*                                              (191,551,383)     (191,551,384)               --                --
=================================================================================================================================
                                                               (252,776,932)   $ (253,085,788)     (106,514,112)   $ (106,514,112)
_________________________________________________________________________________________________________________________________
=================================================================================================================================

 * Investor Class shares commenced sales on September 30, 2003.
** As of the open of business on November 3, 2003, the Fund acquired all of the net assets of INVESCO Cash Reserves Fund pursuant to a plan of reorganization approved by the INVESCO Cash Reserves Fund shareholders on October 21, 2003. The acquisition was accomplished by a tax-free exchange of 442,273,526 shares of the Fund for 442,273,526 shares of INVESCO Cash Reserves Fund outstanding as of the close of business October 31, 2003. INVESCO Cash Reserves Fund's net assets at that date of $441,961,845 were combined with those of the Fund. On the acquisition date, INVESCO Cash Reserves Fund had undistributed net investment income (loss) of $(309,618). The aggregate net assets of the Fund immediately before the acquisition were $1,395,903,235.

NOTE 8--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                CASH RESERVE
                                           --------------------------------------------------------------------------------------
                                           SIX MONTHS                                                SEVEN MONTHS
                                              ENDED                  YEAR ENDED JULY 31,                ENDED         YEAR ENDED
                                           JANUARY 31,       ------------------------------------      JULY 31,      DECEMBER 31,
                                              2004              2003          2002         2001          2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $   1.00         $     1.00    $     1.00    $   1.00      $   1.00        $   1.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                       0.0027             0.0064        0.0141      0.0467        0.0300(a)       0.0414
---------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (realized)          0.0001             0.0000            --          --            --              --
=================================================================================================================================
    Total from investment operations          0.0028             0.0064        0.0141      0.0467        0.0300          0.0414
=================================================================================================================================
Less distributions:
  Dividends from net investment income       (0.0028)           (0.0064)      (0.0141)    (0.0467)      (0.0300)        (0.0414)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains      (0.0000)           (0.0000)           --          --            --              --
=================================================================================================================================
    Total distributions                      (0.0028)           (0.0064)      (0.0141)    (0.0467)      (0.0300)        (0.0414)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Net asset value, end of period              $   1.00         $     1.00    $     1.00    $   1.00      $   1.00        $   1.00
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                 0.28%              0.64%         1.42%       4.77%         3.03%           4.22%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)    $731,948         $1,188,876    $1,121,879    $937,532      $912,042        $989,478
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets(c)                                     0.58%(d)           0.88%         1.01%       1.06%         1.07%(e)        1.04%
=================================================================================================================================
Ratio of net investment income to average
  net assets                                    0.53%(d)           0.64%         1.40%       4.61%         5.15%(e)        4.16%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.03% for the six months ended January 31, 2004 and for the year ended July 31, 2003, respectively.
(d)  Ratios are annualized and based on average net assets of $886,996,828.
(e)  Annualized.

                                                                                  CLASS B
                                             ----------------------------------------------------------------------------------
                                             SIX MONTHS                                            SEVEN MONTHS
                                                ENDED                YEAR ENDED JULY 31,              ENDED         YEAR ENDED
                                             JANUARY 31,       --------------------------------      JULY 31,      DECEMBER 31,
                                                2004             2003        2002        2001          2000            1999
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $   1.00         $   1.00    $   1.00    $   1.00      $   1.00        $   1.00
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         0.0002           0.0007      0.0065      0.0392        0.0256(a)       0.0339
-------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (realized)            0.0001           0.0000           -           -             -               -
===============================================================================================================================
  Total from investment operations              0.0003           0.0007      0.0065      0.0392        0.0256          0.0339
===============================================================================================================================
Less distributions:
  Dividends from net investment income         (0.0003)         (0.0007)    (0.0065)    (0.0392)      (0.0256)        (0.0339)
-------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains        (0.0000)         (0.0000)         --          --            --              --
===============================================================================================================================
    Total distributions                        (0.0003)         (0.0007)    (0.0065)    (0.0392)      (0.0256)        (0.0339)
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Net asset value, end of period                $   1.00         $   1.00    $   1.00    $   1.00      $   1.00        $   1.00
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                   0.03%            0.07%       0.66%       3.99%         2.59%           3.45%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)      $380,030         $543,811    $717,967    $439,445      $289,327        $404,911
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets(c)        1.08%(d)         1.46%       1.76%       1.81%         1.82%(e)        1.79%
===============================================================================================================================
Ratio of net investment income to average
  net assets                                      0.03%(d)         0.06%       0.65%       3.86%         4.40%(e)        3.41%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.78% and 1.76% for the six months ended January 31, 2004 and the year ended July 31, 2003, respectively.
(d)  Ratios are annualized and based on average net assets of $470,210,191.
(e)  Annualized.

                                                                                  CLASS C
                                             ----------------------------------------------------------------------------------
                                             SIX MONTHS                                            SEVEN MONTHS
                                                ENDED                YEAR ENDED JULY 31,              ENDED         YEAR ENDED
                                             JANUARY 31,       --------------------------------      JULY 31,      DECEMBER 31,
                                                2004             2003        2002        2001          2000            1999
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $  1.00         $   1.00    $   1.00    $   1.00      $   1.00        $   1.00
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         0.0014           0.0008      0.0065      0.0393        0.0256(a)       0.0339
-------------------------------------------------------------------------------------------------------------------------------
Net gains on securities (realized)              0.0001           0.0000           -           -             -               -
===============================================================================================================================
  Total from investment operations              0.0015           0.0008      0.0065      0.0393        0.0256          0.0339
===============================================================================================================================
Less distributions:
  Dividends from net investment income         (0.0015)         (0.0008)    (0.0065)    (0.0393)      (0.0256)        (0.0339)
-------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains        (0.0000)         (0.0000)         --          --            --              --
===============================================================================================================================
    Total distributions                        (0.0015)         (0.0008)    (0.0065)    (0.0393)      (0.0256)        (0.0339)
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Net asset value, end of period                 $  1.00         $   1.00    $   1.00    $   1.00      $   1.00        $   1.00
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                   0.15%            0.09%       0.66%       4.00%         2.59%           3.44%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $88,204         $113,306    $118,947    $ 86,884      $ 45,457        $ 56,636
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets(c)        0.83%(d)         1.44%       1.76%       1.81%         1.82%(e)        1.79%
===============================================================================================================================
Ratio of net investment income to average
  net assets                                      0.28%(d)         0.08%       0.65%       3.86%         4.40%(e)        3.41%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.78% and 1.74% for the six months ended January 31, 2004 and the year ended July 31, 2003, respectively.
(d)  Ratios are annualized and based on average net assets of $100,114,917.
(e)  Annualized.

                                                                                 CLASS R
                                                              ---------------------------------------------
                                                                                              JUNE 3, 2002
                                                              SIX MONTHS                       (DATE SALES
                                                                 ENDED          YEAR ENDED    COMMENCED) TO
                                                              JANUARY 31,        JULY 31,       JULY 31,
                                                                 2004              2003           2002
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $   1.00          $   1.00        $  1.00
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.0015            0.0038         0.0010
-----------------------------------------------------------------------------------------------------------
  Net gains on securities (realized)                             0.0000            0.0000             --
===========================================================================================================
    Total from investment operations                             0.0015            0.0038         0.0010
===========================================================================================================
Less distributions:
  Dividends from net investment income                          (0.0015)          (0.0038)       (0.0010)
-----------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.0000)          (0.0000)            --
===========================================================================================================
    Total distributions                                         (0.0015)          (0.0038)       (0.0010)
___________________________________________________________________________________________________________
===========================================================================================================
Net asset value, end of period                                 $   1.00          $   1.00        $  1.00
___________________________________________________________________________________________________________
===========================================================================================================
Total return(a)                                                    0.15%             0.38%          0.10%
___________________________________________________________________________________________________________
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $  3,964          $  6,280        $    10
===========================================================================================================
Ratio of expenses to average net assets(b)                         0.83%(c)          1.13%          1.26%(d)
===========================================================================================================
Ratio of net investment income to average net assets               0.28%(c)          0.39%          1.15%(d)
___________________________________________________________________________________________________________
===========================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(b) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.28% and 1.27% for the six months ended January 31, 2004 and the year ended July 31, 2003, respectively.
(c)  Ratios are annualized and based on average net assets of $4,456,609.
(d)  Annualized.

                                                                  INVESTOR CLASS
                                                                ------------------
                                                                SEPTEMBER 30, 2003
                                                                   (DATE SALES
                                                                  COMMENCED) TO
                                                                   JANUARY 31,
                                                                       2004
----------------------------------------------------------------------------------
Net asset value, beginning of period                                 $   1.00
----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.0027
----------------------------------------------------------------------------------
  Net gains on securities (realized)                                   0.0000
==================================================================================
    Total from investment operations                                   0.0027
==================================================================================
Less distributions:
  Dividends from net investment income                                (0.0027)
----------------------------------------------------------------------------------
  Distributions from net realized gains                               (0.0000)
==================================================================================
    Total distributions                                               (0.0027)
__________________________________________________________________________________
==================================================================================
Net asset value, end of period                                       $   1.00
__________________________________________________________________________________
==================================================================================
    Total return(a)                                                      0.27%
==================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $394,878
==================================================================================
Ratio of expenses to average net assets(b)                               0.33%(c)
==================================================================================
Ratio of net investment income to average net assets                     0.78%(c)
__________________________________________________________________________________
==================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(b) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 0.78% for the six months ended January 31, 2004.
(c)  Ratios are annualized and based on average net assets of $312,240,828.

NOTE 9--LEGAL PROCEEDINGS

Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

  A.  Regulatory Inquiries and Actions
      ---------------------------------

    1.  IFG

On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the chief executive officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (the parent of AIM) and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Department of Banking for the State of Connecticut and the Colorado Securities Division. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD Inc. and the SEC, none of which directly bears upon the Fund. IFG is providing full cooperation with respect to these inquiries.

    2.  AIM

AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

    3.  AMVESCAP Response

AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

  B.  Private Actions
      ---------------

In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and
(iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions alleging market timing throughout the mutual fund industry should be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Twelve actions filed against IFG have been conditionally transferred to the Panel in Maryland, and IFG and AIM anticipate that all other market timing actions that may be filed or that are already pending against IFG and/or AIM will be transferred to the Panel as well.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Money Market Fund, an investment portfolio of AIM Investment Securities Funds, a Delaware statutory trust, was held on October 21, 2003. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                                        WITHHOLDING
       TRUSTEES/ MATTER                                                VOTES FOR         AUTHORITY
---------------------------------------------------------------------------------------------------
(1)*   Bob R. Baker................................................  1,430,557,734      19,888,865
       Frank S. Bayley.............................................  1,430,328,954      20,117,645
       James T. Bunch..............................................  1,430,768,168      19,678,431
       Bruce L. Crockett...........................................  1,430,659,866      19,786,733
       Albert R. Dowden............................................  1,430,613,991      19,832,608
       Edward K. Dunn, Jr..........................................  1,430,557,918      19,888,681
       Jack M. Fields..............................................  1,430,604,411      19,842,188
       Carl Frischling.............................................  1,430,139,075      20,307,524
       Robert H. Graham............................................  1,430,382,712      20,063,887
       Gerald J. Lewis.............................................  1,430,101,093      20,345,506
       Prema Mathai-Davis..........................................  1,430,403,656      20,042,943
       Lewis F. Pennock............................................  1,430,682,327      19,764,272
       Ruth H. Quigley.............................................  1,430,286,369      20,160,230
       Louis S. Sklar..............................................  1,430,522,821      19,923,778
       Larry Soll, Ph.D............................................  1,430,500,783      19,945,816
       Mark H. Williamson..........................................  1,430,415,623      20,030,976

* Proposal required approval by a combined vote of all the portfolios of AIM Investment Securities Funds.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES

Bob R. Baker

Frank S. Bayley

James T. Bunch

Bruce L. Crockett

Albert R. Dowden

Edward K. Dunn Jr.

Jack M. Fields

Carl Frischling

Robert H. Graham

Gerald J. Lewis

Prema Mathai-Davis

Lewis F. Pennock

Ruth H. Quigley

Louis S. Sklar

Larry Soll, Ph. D.

Mark H. Williamson

OFFICERS

Robert H. Graham
Chairman and President

Mark H. Williamson
Executive Vice President

Kevin M. Carome
Senior Vice President and
Chief Legal Officer

Sidney M. Dilgren
Vice President and Treasurer

Stuart W. Coco
Vice President

Melville B. Cox
Vice President

Karen Dunn Kelley
Vice President

Edgar M. Larsen
Vice President

OFFICE OF THE FUND

11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

INVESTMENT ADVISOR

A I M Advisors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

TRANSFER AGENT

AIM Investment Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739

CUSTODIAN

The Bank of New York
100 Church Street
New York, NY 10286

COUNSEL TO THE FUND

Ballard Spahr
Andrews & Ingersoll, LLP
1735 Market Street
Philadelphia, PA 19103-7599

COUNSEL TO THE TRUSTEES

Kramer, Levin, Naftalis & Frankel LLP
919 Third Avenue
New York, NY 10022-3852

DISTRIBUTOR

A I M Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173




    DOMESTIC EQUITY                              INTERNATIONAL/GLOBAL EQUITY                  FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                 TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                     AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund              AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund            AIM Income Fund
AIM Capital Development Fund                 AIM Global Growth Fund                       AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Trends Fund(5)                    AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund(6)                     AIM Money Market Fund
AIM Dent Demographic Trends Fund             AIM International Emerging Growth Fund       AIM Short Term Bond Fund
AIM Diversified Dividend Fund(1)             AIM International Growth Fund                AIM Total Return Bond Fund
AIM Emerging Growth Fund                     AIM Trimark Fund                             INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund               INVESCO International Core Equity Fund(7)
AIM Large Cap Growth Fund                                                                 TAX-FREE
AIM Libra Fund                                              SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                              AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund                 AIM Global Health Care Fund                  AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                      AIM Real Estate Fund                         AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                     INVESCO Advantage Health Sciences Fund       AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund                    INVESCO Energy Fund
AIM Opportunities III Fund                   INVESCO Financial Services Fund
AIM Premier Equity Fund                      INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund                       INVESCO Health Sciences Fund
AIM Small Cap Equity Fund(2)                 INVESCO Leisure Fund
AIM Small Cap Growth Fund(3)                 INVESCO Multi-Sector Fund
AIM Trimark Endeavor Fund                    INVESCO Technology Fund
AM Trimark Small Companies Fund              INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund
INVESCO Dynamics Fund
INVESCO Mid-Cap Growth Fund
INVESCO Small Company Growth Fund
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*

* Domestic equity and income fund

CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER IMPORTANT INFORMATION ABOUT AIM AND INVESCO FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR OR AIMINVESTMENTS.COM AND READ IT THOROUGHLY BEFORE INVESTING.

(1) Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (6) Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund. (7) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

If used after April, 2004, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $149 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $371 billion in assets under management. Data as of December 31, 2003.

                               AIMinvestments.com                      MKT-SAR-1


                                                   YOUR GOALS. OUR SOLUTIONS.--Servicemark--
--------------------------------------------------------------------------------------------
Mutual  Retirement   Annuities   College  Separately   Offshore  Alternative      Cash          [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products                 Savings  Managed      Products  Investments      Management              --Servicemark--
                                 Plans    Accounts
--------------------------------------------------------------------------------------------

                                                         AIM MUNICIPAL BOND FUND
                            Semiannual Report to Shareholders o January 31, 2004

                                 [COVER IMAGE]

Your goals. Our solutions.                   [AIM INVESTMENTS LOGO APPEARS HERE]
    --Servicemark--                                     --Servicemark--

==============================================================================================================================
AIM MUNICIPAL BOND FUND SEEKS A HIGH LEVEL OF CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAXES, CONSISTENT WITH PRESERVATION OF
PRINCIPAL.
==============================================================================================================================

o Unless otherwise stated, information presented is as of 1/31/04 and is based on total net assets.

ABOUT SHARE CLASSES
o Effective 9/30/03, Class B shares are      o Effective duration is a measure, as            reflect sales charges. Performance of
not available as an investment for           estimated by the fund's portfolio managers,      an index of funds reflects fund
retirement plans maintained pursuant to      of a bond fund's price sensitivity to            expenses; performance of a market
Section 401 of the Internal Revenue Code,    changes in interest rates. Weighted average      index does not.
including 401(k) plans, money purchase       effective maturity is a measure, as estimated
pension plans and profit sharing plans.      by the fund's portfolio managers, of the         o The fund is not managed to track the
Plans that have existing accounts            length of time the average security in a bond    performance of any particular index,
invested in Class B shares will continue     fund will mature or be redeemed by its issuer.   including the indexes defined here,
to be allowed to make additional             Both measures take into account mortgage         and consequently, the performance of
purchases.                                   prepayments, puts, adjustable coupons and        the fund may deviate significantly
                                             potential call dates.                            from the performance of the indexes.
o Investor Class shares are closed to most
investors. For more information on who may   ABOUT INDEXES USED IN THIS REPORT                A description of the policies and
continue to invest in the Investor Class     o The Bond Buyer Municipal Bond Index is a       procedures that the Fund uses to
shares, please see the appropriate           price tracking index published daily by The      determine how to vote proxies relating
prospectus.                                  Bond Buyer, a daily newspaper that covers the    to portfolio securities is available
                                             municipal bond industry exclusively.             without charge, upon request, by
PRINCIPAL RISKS OF INVESTING IN THE FUND                                                      calling 800-959-4246, or on the AIM
o U.S. Treasury securities such as bills,    o The unmanaged Lehman Brothers Municipal Bond   Web site, AIMinvestments.com.
notes and bonds offer a high degree of       Index, which represents the performance of
safety, and they guarantee the payment of    investment-grade municipal bonds, is compiled
principal and any applicable interest if     by Lehman Brothers, a well-known global
held to maturity. Fund shares are not        investment bank. n The unmanaged Lipper
insured, and their value and yield will      General Municipal Debt Fund Index represents an
vary with market conditions.                 average of the performance of the 30 largest
                                             municipal bond funds tracked by Lipper, Inc.,
OTHER INFORMATION                            an independent mutual fund performance monitor.
o The average credit quality of the fund's
holdings as of the close of the reporting    o A direct investment cannot be made in an
period represents the weighted average       index. Unless otherwise indicated, index
quality rating of the securities in the      results include reinvested dividends, and they
portfolio as assigned by Nationally          do not
Recognized Statistical Rating Organizations
based on assessment of the credit quality
of the individual securities.

=====================================================                                     This report may be distributed only to
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                                     shareholders or to persons who have
=====================================================                                     received a current prospectus of the
                                                                                          fund. Please read the prospectus
                                                                                          carefully and consider the investment
                                                                                          objectives, risks, and charges and
                                                                                          expenses of the investment carefully
                                                                                          before you invest.

AIMinvestments.com

TO OUR SHAREHOLDERS


                    DEAR FELLOW SHAREHOLDER IN                       VISIT OUR WEB SITE
                    THE AIM FAMILY OF FUNDS--Registered              As you are aware, the mutual fund industry and AIM
                    Trademark--:                                     Investments have been the subject of allegations and
                                                                     investigations of late surrounding the issues of market
[PHOTO OF           Major stock market indexes here and abroad       timing and late trading in funds. We understand how
ROBERT H.           delivered positive performance during the        unsettling this may be for many of our shareholders. We
GRAHAM]             six months covered by this report. As is         invite you to visit AIMinvestments.com, our Web site,
                    historically the case, bond market returns       often. We will continue to post updates on these issues
ROBERT H. GRAHAM    were more modest, but positive as well.          as information becomes available.
                    The U.S. economy appears to have turned a
                    corner, with solid growth in gross                   The Securities and Exchange Commission, which
                    domestic product during the third and            regulates our industry, has already proposed new rules
                    fourth quarters of 2003. Overseas,               and regulations, and is planning to propose several more,
                    particularly in Europe, economic                 that address the issues of market timing and late trading,
                    performance picked up during the second          among others. The Investment Company Institute, the
                    half of 2003.                                    industry trade group, and we welcome these efforts. We
                                                                     believe comprehensive rule making is necessary and is the
    Investors in the United States seem to have regained their       best way to establish new industry responsibilities
confidence. They added $43.8 billion to U.S. stock mutual funds      designed to protect shareholders. We support practical
in January 2004 and $496 million to bond funds. By contrast,         rule changes and structural modifications that are fair,
money market funds, considered a safe haven because of their         enforceable and, most importantly, beneficial for
emphasis on stability of net asset value, suffered large net         investors.
outflows during the month. As the reporting period closed, total
mutual fund assets stood at a record $7.54 trillion.                     Should you visit our Web site, we invite you to
                                                                     explore the other material available there, including
    The durability of these trends is, of course, unpredictable,     general investing information, performance updates on
and we caution our shareholders against thinking that 2004 will      our funds, and market and economic commentary from our
see a rerun of the markets' good performance during 2003. That       financial experts.
said, it is also true that the economy appears to have the wind
at its back in terms of fiscal, monetary and tax stimulus, and           As always, AIM is committed to building solutions
corporate earnings have been strong.                                 for your investment goals, and we thank you for your
                                                                     continued participation in AIM Investments. If you have
    What should investors do? They should do what we have always     any questions, please contact our Client Service
urged: Keep their eyes on their long-term goals, keep their          representatives at 800-959-4246.
portfolios diversified, and work with their financial advisors
to tailor their investments to their risk tolerance and              Sincerely,
investment objectives. We cannot overemphasize the importance of     /s/ Robert H. Graham
professional guidance when it comes to selecting investments.        Robert H. Graham
                                                                     Chairman and President
    For information on your fund's performance and management        March 9, 2004
during the reporting period, please see the management
discussion that begins on the following page.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND DELIVERS CURRENT INCOME, POSITIVE RETURNS                                           tax revenues, for example, have risen by
                                                                                         only single digits even as states'
For the six-month reporting period ended     signs of sustainable growth. In late        Medicaid costs have risen at double-digit
January 31, 2004, AIM Municipal Bond         January, the Fed said economic reports      rates, education costs have increased,
Fund's Class A shares returned 5.57%,        suggested the economy was "expanding        and homeland security costs--few of which
excluding sales charges. (If sales charges   briskly" and pledged to be "patient"        are reimbursed by the federal
were included, performance would be lower.)  before raising rates.                       government--have grown.
As of the close of the reporting period,
the distribution rate at maximum offering        The Bond Market Association, an         YOUR FUND
price and the 30-day SEC yield at maximum    industry trade group, reported record
offering price for the fund's Class A        issuance of municipal bonds for calendar    On November 21, 2003, INVESCO Tax-Free
shares were 4.17% and 4.26%, respectively.   year 2003, due to continuing fiscal         Bond Fund was reorganized into AIM
Information about returns and yields for     pressures and the resulting high demand     Municipal Bond Fund. As a result, AIM
all of the fund's share classes appears in   for debt financing from the financial       Municipal Bond Fund's total net assets
the tables below and on page 3.              markets. For 2003 as a whole, new money     increased, and its duration lengthened
                                             issuance (as opposed to refunding           from 5.2 years to 5.8 years. The Bond
    For the six-month period covered by      existing debt) dominated overall            Buyer Municipal Bond Index, a widely used
this report, total return for the fund's     municipal volume. Volume moderated          municipal bond index, fell approximately
Class A shares generally performed in line   somewhat during the second half of the      80 basis points from the start of the
with the Lehman Brothers Municipal Bond      year, largely because rising municipal      reporting period to its end (100 basis
Index, its broad market index and style-     yields reduced the incentive to refund      points equal one percentage point). As a
specific index, and the Lipper General       existing debt. Municipal issuance was up    result, the longer duration bonds in the
Municipal Debt Fund Index, its peer group    across most sectors, with the notable       INVESCO fund helped the performance of
index, which returned 5.73% and 5.70%,       exceptions of the economic development,     the combined fund. Keep in mind that your
respectively.                                transportation, and water/sewer/gas         AIM fund managers have managed the assets
                                             sectors, according to the trade group.      of the INVESCO fund for approximately
MARKET CONDITIONS                                                                        three years.
                                                 The performance of state-issued             In an effort to gradually reduce the
For all of the reporting period, the         general obligation bonds was hindered by    fund's weighted average maturity, we sold
short-term federal funds rate stood at       the continuing weak economy. Historically,  the fund's lower-yielding,
1.00%, its lowest level since 1958. The      state revenues have tended to lag even      longer-maturity bonds. While the stability
Federal Reserve (the Fed) said it favored    after the economy as a whole strengthens.   of the fund's net asset value (NAV) can
an expansive monetary policy because the     During the reporting period, a number of    never be guaranteed, we reduced the fund's
economy had not yet exhibited                states continued to experience depressed    weighted average maturity in an effort to
                                             revenues. State sales                       reduce the volatility of the fund's NAV.
                                                                                         While


====================================================================================================================================
TOP 5 HOLDINGS                                                            FUND VS. INDEXES
 ISSUER                                   COUPON   MATURITY  % OF TOTAL   TOTAL RETURNS, 7/31/03-1/31/04, EXCLUDING APPLICABLE SALES
                                                             NET ASSETS   CHARGES. IF SALES CHARGES WERE INCLUDED, RETURNS WOULD BE
 1. Louisiana (State of) Local                                            LOWER.
    Government Environmental
    Facilities & Community
    Development Authority                  6.55%    9/1/25      2.3%      Class A Shares                                     5.57%

 2. Petersburg (City of)                   5.40     8/1/17      1.9       Class B Shares                                     5.17

 3. Port Authority of New York &                                          Class C Shares 5.19
    New Jersey (States of)                 6.13     6/1/94      1.0
                                                                          Investor Class Shares                              5.57
 4. Boston (City of) Water &
    Sewer Commission                       5.25     11/1/19     1.0       Lehman Brothers Municipal Bond Index
                                                                          (Broad Market Index / Style-specific Index)        5.73
 5. Spring Branch (City of)
    Independent School District            5.75     2/1/24      1.0       Lipper General Municipal Debt Fund Index
                                                                          (Peer Group Index)                                 5.70

                                                                          Source: Lipper, Inc.

The fund's holdings are subject to change, and there is no                The inception date of Investor Class shares is 9/30/03.
assurance that the fund will continue to hold any particular              Returns prior to that date are hypothetical results
security.                                                                 based on Class A share returns for the stated period
                                                                          at net asset value.
====================================================================================================================================

we never attempt to forecast interest rate   they were the best-performing sector for the                   RICHARD A. BERRY
changes, we considered it wise to gradually  fund as security concerns lessened somewhat.                   Mr. Berry,
shorten the fund's duration.                                                                    [BERRY      Chartered Financial
                                                 Sectors hindering fund performance             PHOTO]      Analyst, is co-manager
    In this time of economic weakness for    included tobacco bonds, lease bonds, and                       of AIM Municipal Bond
tax-backed bonds, we continued to favor      resource recovery bonds. Tobacco bonds, the                    Fund. He joined AIM in
revenue bonds--especially those that fund    only sector to deliver negative returns for   1987 and has been in the financial
essential, rather than discretionary,        the fund, remained out of favor due to        industry since 1968. Mr. Berry has been
projects. Revenue bonds are issued to        concerns about continuing litigation against  president and director of the Dallas
finance public works projects that are       the tobacco industry and individual tobacco   Association of Investment Analysts and
supported directly by the revenues of those  companies. Fortunately, tobacco bonds         chairman of the board of regents of the
projects. General obligation bonds, by       accounted for less than one percent of the    Financial Analysts Seminar. He received
comparison, are backed by the ability of     fund's total net assets as of the close of    both a B.B.A. and an M.B.A. from Texas
issuers to collect taxes sufficient to       the reporting period.                         Christian University.
service their outstanding debt. This is
commonly referred to as the "full faith and      At the close of the reporting period,
credit" clause, meaning that every effort    the fund's portfolio consisted of                              STEPHEN D. TURMAN
will be utilized for payment. We often find  389 holdings, and its net assets totaled          [TURMAN      Mr. Turman, Chartered
revenue bonds more attractive, since demand  $595.5 million. The fund's weighted average        PHOTO]      Financial Analyst, is
for many public works projects (water and    maturity was 18.5 years, its duration was                      co-manager of AIM
sewer improvements, for example) remains     5.7 years, and its average credit quality                      Municipal Bond Fund. He
steady regardless of economic conditions.    was AA.                                       has been in the investment industry
Even during economic downturns, the vital                                                  since 1983 and joined AIM in 1985. Mr.
and practical need for basic services tends  IN CLOSING                                    Turman received a B.B.A. in finance
to be consistent, providing credit strength                                                from The University of Texas at
for the fund.                                We were pleased to provide positive total     Arlington.
                                             return, deliver current income exempt from
    Sectors benefiting fund performance      federal taxation, and protect shareholders'
during the reporting period included port    principal during the six months ended         Assisted by the Municipal Bond Team
and harbor bonds, industrial development     January 31, 2004 by investing primarily in
bonds, and combined utility bonds. Port and  a diversified portfolio of municipal bonds,   [RIGHT ARROW GRAPHIC]
harbor bonds were hurt by the terrorist      the bulk of which are rated                   FOR A PRESENTATION OF YOUR FUND'S
attacks of September 11, 2001, and           investment-grade.                             LONG-TERM PERFORMANCE RECORD, PLEASE
subsequent concerns about harbor security.                                                 TURN THE PAGE.
But during the reporting period,                    See important fund and index
                                                  disclosures inside front cover.

====================================================================================================================================

CURRENT YIELDS                                                               The 30-day SEC yield is calculated using a formula
                                                                           defined by the Securities and Exchange Commission. The
Fund                30-Day         Taxable      30-Day SEC      Taxable    formula is based on the portfolio's potential earnings
Class            Distribution     Equivalent      Yield       Equivalent   from dividends, interest and yield-to-maturity or
                     Rate           30-Day                    30-Day SEC   yield-to-call of the bonds in the portfolio, net of all
                                 Distribution                   Yield      expenses, calculated at maximum offering price, and
                                    Rate                                   annualized. The taxable-equivalent yield is calculated
                                                                           in the same manner as the 30-day yield, with an
Class A Shares      4.17%           6.42%         4.26%          6.55%     adjustment for an assumed 35.0% tax rate, the highest
Class B Shares      3.64            5.60          3.57           5.49      marginal federal income tax rate in effect on 1/31/04.
Class C Shares      3.65            5.62          3.58           5.51
                                                                             The fund's 30-day distribution rate reflects its most
Investor                                                                   recent monthly dividend distribution multiplied by 12
Class Shares        4.38            6.74          4.30           6.62      and divided by the most recent month-end maximum
                                                                           offering price. The taxable-equivalent distribution rate
                                                                           is calculated in the same manner as the 30-day
                                                                           distribution rate, with an adjustment for an assumed
                                                                           35.0% tax rate, the highest marginal federal income tax
                                                                           rate in effect on 1/31/04.

LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

Below you will find a presentation of your fund's long-term performance record for periods ended 1/31/04, the close of the six-month period covered by this report. As required by industry regulations, we also present long-term performance for periods ended 12/31/03, the most recent calendar quarter-end.

Please read the important disclosure accompanying these tables, which explains how fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.

===================================================================================================================================
AVERAGE ANNUAL TOTAL RETURNS                                       AVERAGE ANNUAL TOTAL RETURNS
As of 1/31/04, including applicable sales charges                  As of 12/31/03, including applicable sales charges

                     Before  After Taxes on    After Taxes on                           Before  After Taxes on    After Taxes on
                     Taxes   Distributions    Distributions and                         Taxes   Distributions    Distributions and
                                             Sale of Fund Shares                                                Sale of Fund Shares
Class A Shares
 10 Years             4.24%      4.22%              4.30%          Class A Shares
  5 Years             3.50       3.50               3.66            10 Years             4.29%      4.27%              4.35%
  1 Year              1.16       1.15               2.30             5 Years             3.58       3.57               3.73
                                                                     1 Year              0.11       0.11               1.61

Class B Shares                                                     Class B Shares
 10 Years             4.10%      4.08%              4.12%           10 Years             4.16%      4.14%              4.17%
  5 Years             3.42       3.41               3.51             5 Years             3.45       3.45               3.54
  1 Year              0.49       0.49               1.67             1 Year             -0.64      -0.64               0.93

Class C Shares                                                     Class C Shares
Inception (8/4/97)    4.09%      4.08%              4.09%          Inception (8/4/97)    4.04%      4.03%              4.05%
  5 Years             3.74       3.73               3.78             5 Years             3.82       3.82               3.85
  1 Year              4.38       4.38               4.20             1 Year              3.50       3.50               3.63

Investor Class Shares                                              Investor Class Shares
 10 Years             4.74%      4.73%              4.76%           10 Years             4.80%      4.78%              4.82%
  5 Years             4.52       4.51               4.55             5 Years             4.60       4.59               4.63
  1 Year              6.15       6.15               5.62             1 Year              5.14       5.14               4.96

The inception date of Investor Class shares is 9/30/03. Returns       When sales charges are included in performance figures, Class
prior to that date are hypothetical results based on Class A       A share performance reflects the maximum 4.75% sales charge, and
share returns for the stated period at net asset value.            Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved.
The performance data quoted represent past performance and cannot  The CDSC on Class B shares declines from 5% beginning at the time
guarantee comparable future results; current performance may be    of purchase to 0% at the beginning of the seventh year. The CDSC
lower or higher. Please visit AIMinvestments.com for the most      on Class C shares is 1% for the first year after purchase.
recent month-end performance. Performance figures reflect          Investor Class shares have no sales charge; therefore performance
reinvested distributions, changes in net asset value and the       quoted is at net asset value. The performance of the fund's share
effect of the maximum sales charge unless otherwise stated.        classes will differ due to different sales charge structures and
Investment return and principal value will fluctuate so that you   class expenses.
may have a gain or loss when you sell shares.
                                                                      After-tax returns were calculated using the highest marginal federal income tax rate, 35.0%, and the highest long-term capital gains tax rate, 20.0%, in effect on 1/31/04.
===================================================================================================================================


                                           [ARROW     For More Information Visit
                                           BUTTON     AIMinvestments.com
                                           IMAGE]

FINANCIALS

SCHEDULE OF INVESTMENTS

January 31, 2004
(Unaudited)


                                           RATINGS(a)      PAR        MARKET
                                          S&P   MOODY'S   (000)       VALUE
-------------------------------------------------------------------------------
MUNICIPAL OBLIGATIONS-98.81%

ALABAMA-1.51%

Alabama (State of) Public School &
  College Authority; Capital Improvement
  Series 1999 C RB
  5.75%, 07/01/17                          AA     Aa3    $ 1,400   $  1,598,156
-------------------------------------------------------------------------------
Birmingham (City of) Special Care
  Facilities Financing Authority
  (Children's Hospital of Alabama);
  Health Care Facility Series 2002 RB
  5.38%, 06/01/23(b)                      AAA     Aaa      1,500      1,597,695
-------------------------------------------------------------------------------
Courtland (City of) Industrial
  Development Board (Champion
  International Corp. Project);
  Refunding Environmental Improvement
  Series 1996 RB
  6.40%, 11/01/26(c)                       --    Baa2      2,315      2,401,650
-------------------------------------------------------------------------------
Jefferson (County of); Prerefunded
  Capital Improvement Sewer Series 2001
  A RB Wts.
  5.00%, 02/01/11(d)(e)                   AAA     Aaa        775        875,254
-------------------------------------------------------------------------------
Jefferson (County of); School Limited
  Tax Series 2000 GO Wts.
  5.50%, 02/15/20(b)                      AAA     Aaa      1,250      1,380,550
-------------------------------------------------------------------------------
Lauderdale (County of) & Florence (City
  of) Health Care Authority (Coffee
  Health Group); Series 2000 A RB
  6.00%, 07/01/29(b)                      AAA     Aaa      1,000      1,141,610
===============================================================================
                                                                      8,994,915
===============================================================================

ALASKA-0.37%

Alaska (State of) Housing Finance Corp.
  (State Building Lease); Series 1999 RB
  5.75%, 04/01/17(b)                      AAA     Aaa      2,000      2,139,680
-------------------------------------------------------------------------------
Alaska (State of) Industrial Development
  & Export Authority (Revolving
  Fund-A-Lots 1-29); Refunding Series
  1994 RB
  5.70%, 04/01/04                          A      A2          55         55,381
===============================================================================
                                                                      2,195,061
===============================================================================

AMERICAN SAMOA-0.24%

American Samoa (Territory of); Refunding
  Unlimited Tax Series 2000 GO
  6.00%, 09/01/08(b)                       A      --       1,280      1,431,949
===============================================================================

                                           RATINGS(a)      PAR        MARKET
                                          S&P   MOODY'S   (000)       VALUE
-------------------------------------------------------------------------------


ARIZONA-1.49%

Arizona (State of) Tourism & Sports
  Authority (Multipurpose Stadium
  Facility); Tax Series 2003 A RB
  5.00%, 07/01/25(b)                       --     Aaa    $ 1,000   $  1,038,750
-------------------------------------------------------------------------------
Phoenix (City of) Civic Improvement
  Corp.; Waste Water System Jr. Lien
  2000 Series RB
  5.70%, 07/01/08(b)                      AAA     Aaa      1,055      1,208,344
-------------------------------------------------------------------------------
Phoenix (City of) Civic Improvement
  Corp.; Waste Water System Jr. Lien
  Series 2000 RB
  5.70%, 07/01/09(b)                      AAA     Aaa      1,275      1,479,459
-------------------------------------------------------------------------------
Pima (County of) Industrial Development
  Authority (Radisson City Center);
  Refunding Development Series 2002 IDR
  6.50%, 12/01/07 (Acquired 03/28/02;
  Cost $325,000)(f)(g)                     --     --         325        323,693
-------------------------------------------------------------------------------
Pima (County of) Industrial Development
  Authority (Radisson City Center);
  Refunding Development Series 2002 IDR
  6.50%, 12/01/08 (Acquired 03/28/02;
  Cost $345,000)(f)(g)                     --     --         345        343,016
-------------------------------------------------------------------------------
Pima (County of) Industrial Development
  Authority (Radisson City Center
  Project); Refunding Development Series
  2002 IDR
  6.50%, 12/01/09 (Acquired 03/28/02;
  Cost $365,000)(f)(g)                     --     --         365        362,638
-------------------------------------------------------------------------------
Pima (County of) Industrial Development
  Authority (Radisson City Center
  Project); Refunding Development Series
  2002 IDR
  6.70%, 12/01/10 (Acquired 03/28/02;
  Cost $390,000)(f)(g)                     --     --         390        387,219
-------------------------------------------------------------------------------
Pima (County of) Industrial Development
  Authority (Radisson City Center
  Project); Refunding Development Series
  2002 IDR
  6.70%, 12/01/11 (Acquired 03/28/02;
  Cost $415,000)(f)(g)                     --     --         415        411,792
-------------------------------------------------------------------------------
Pima (County of) Unified School District
  No. 10; School Improvement Unlimited
  Tax Series 1992 E GO
  6.50%, 07/01/05                          A+     A2       3,100      3,319,666
===============================================================================
                                                                      8,874,577
===============================================================================


                                           RATINGS(a)      PAR        MARKET
                                          S&P   MOODY'S   (000)       VALUE
-------------------------------------------------------------------------------

ARKANSAS-0.56%

Jefferson (County of) (Regional Medical
  Center Project); Refunding &
  Improvement Hospital Series 2001 RB
  5.85%, 06/01/26                          A      --     $   500   $    524,200
-------------------------------------------------------------------------------
North Little Rock (City of) Health
  Facilities Board (Baptist Health);
  Health Care Series 2001 RB
  5.70%, 07/01/22                          A+     --         500        522,385
-------------------------------------------------------------------------------
University of Arkansas (Fayetteville
  Campus Facilities); University Series
  2002 RB
  5.00%, 12/01/27(b)                       --     Aaa      1,155      1,190,666
-------------------------------------------------------------------------------
Van Buren (County of); Refunding &
  Construction Sales & Use Tax Series
  2000 RB
  5.60%, 12/01/25(b)                       --     Aaa      1,000      1,105,360
===============================================================================
                                                                      3,342,611
===============================================================================

CALIFORNIA-2.41%

Abag Financing Authority for Non-Profit
  Corps. (Lincoln Glen Manor for Sr.
  Citizens); Series 2000 COP
  (CEP-Cal-Mortgage)
  6.10%, 02/15/25                         BBB     --       1,000      1,057,630
-------------------------------------------------------------------------------
Abag Financing Authority for Non-Profit
  Corps. (Lytton Gardens Inc.); Series
  1999 COP (CEP-Cal-Mortgage)
  6.00%, 02/15/19                         BBB     --       2,085      2,210,976
-------------------------------------------------------------------------------
Abag Financing Authority for Non-Profit
  Corps. (Old Fellows Home of
  California); Series 1999 COP
  (CEP-Cal-Mortgage)
  6.00%, 08/15/24                         BBB     --       1,000      1,065,080
-------------------------------------------------------------------------------
Big Bear Lake (City of); Refunding Water
  Series 1996 RB
  6.00%, 04/01/22(b)                      AAA     Aaa      2,000      2,408,400
-------------------------------------------------------------------------------
California (State of) Department of
  Water Resources; Power Supply Series
  2002 A RB
  5.38%, 05/01/22                         BBB+    A3       1,000      1,045,470
-------------------------------------------------------------------------------
California (State of) Educational
  Facilities Authority (Fresno Pacific
  University); Series 2000 A RB
  6.05%, 03/01/11                          --    Baa3      1,350      1,520,964
-------------------------------------------------------------------------------
Foothill/Eastern Corridor Agency
  (California Toll Road Project); Sr.
  Lien Series 1995 A RB
  6.00%, 01/01/10(d)(e)                   AAA     Aaa        400        475,236
-------------------------------------------------------------------------------
Los Angeles (City of) Community
  Redevelopment Agency Parking System
  (Cinerama Dome Public Parking); Series
  2000 RB (LOC-Bank of America N.A.)
  5.75%, 07/01/26(b)                       A      --       1,000      1,018,030
-------------------------------------------------------------------------------

                                           RATINGS(a)      PAR        MARKET
                                          S&P   MOODY'S   (000)       VALUE
-------------------------------------------------------------------------------

CALIFORNIA-(CONTINUED)

Los Angeles (County of); Series 2001 RB
  5.15%, 02/12/06 (Acquired 03/29/01;
  Cost $228,613)(f)(g)                     --     --     $   227   $    237,908
-------------------------------------------------------------------------------
Sacramento (City of) Cogeneration
  Authority (Proctor & Gamble Project);
  Series 1995 RB
  7.00%, 07/01/04                         BBB     --         500        511,265
-------------------------------------------------------------------------------
Sacramento City Financing Authority
  (Convention Center Hotel); Sr. Series
  1999 A RB
  6.25%, 01/01/30(f)                       --     --         750        747,277
-------------------------------------------------------------------------------
Whittier (City of) Utility Authority;
  Water Series 2003 A RB
  5.00%, 06/01/28(b)                      AAA     Aaa      1,000      1,032,290
-------------------------------------------------------------------------------
Whittier (City of) Utility Authority;
  Water Series 2003 A RB
  5.00%, 06/01/33(b)                      AAA     Aaa      1,000      1,029,230
===============================================================================
                                                                     14,359,756
===============================================================================

COLORADO-3.18%

Aurora (City of); Public Improvement
  Series 2000 COP
  5.50%, 12/01/30(b)                      AAA     Aaa      3,230      3,518,697
-------------------------------------------------------------------------------
Broomfield (City of); Refunding &
  Improvement Sales & Use Tax Series
  2002 A RB
  5.00%, 12/01/31(b)                       --     Aaa      1,000      1,029,410
-------------------------------------------------------------------------------
Colorado (State of) E-470 Public Highway
  Authority; Sr. Series 2000 A RB
  5.75%, 09/01/35(b)                      AAA     Aaa      1,000      1,133,730
-------------------------------------------------------------------------------
Colorado (State of) Educational &
  Cultural Facilities Authority (Johnson
  & Wales University Project); Series
  2003 A RB (CEP-XL Capital Ltd.)
  5.00%, 04/01/20                         AAA     Aaa      1,705      1,795,791
-------------------------------------------------------------------------------
Colorado (State of) Educational &
  Cultural Facilities Authority (Student
  Housing-University of Colorado
  Foundation Project); Series 2002 RB
  5.00%, 07/01/22(b)                      AAA     Aaa      1,000      1,043,890
-------------------------------------------------------------------------------
Colorado (State of) Health Facilities
  Authority (Exempla Inc.); Series 2002
  A RB
  5.50%, 01/01/23                          A-     A1       2,850      2,918,371
-------------------------------------------------------------------------------
Colorado (State of) Health Facilities
  Authority (Exempla Inc.); Series 2002
  A RB
  5.63%, 01/01/33                          A-     A1       2,000      2,049,860
-------------------------------------------------------------------------------
University of Colorado Hospital
  Authority Series 2001 A RB
  5.60%, 11/15/31                          --     A3         500        511,015
-------------------------------------------------------------------------------


                                           RATINGS(a)      PAR        MARKET
                                          S&P   MOODY'S   (000)       VALUE
-------------------------------------------------------------------------------
COLORADO-(CONTINUED)

El Paso (County of) School District No.
  2 (Harrison); Unlimited Tax Series
  2001 GO
  5.25%, 12/01/26(b)                       --     Aaa    $ 2,435   $  2,564,031
-------------------------------------------------------------------------------
Meridian Metropolitan District;
  Refunding & Improvement Unlimited Tax
  Series 2001 B GO (CEP-Radian
  Reinsurance Inc.)
  5.00%, 12/01/25                          AA     --       1,000      1,010,900
-------------------------------------------------------------------------------
Montrose (County of); Series 1994 COP
  6.35%, 06/15/06                          A-     --         300        307,989
-------------------------------------------------------------------------------
Northwest Parkway Public Highway
  Authority; Sr. Series 2001 A RB
  5.25%, 06/15/41(b)                      AAA     Aaa      1,000      1,050,500
===============================================================================
                                                                     18,934,184
===============================================================================

CONNECTICUT-3.51%

Brooklyn (City of); Unlimited Tax Series
  1995 GO
  5.50%, 05/01/05(d)(e)                   AAA     Aaa        250        268,587
-------------------------------------------------------------------------------
Brooklyn (City of); Unlimited Tax Series
  1995 GO
  5.70%, 05/01/05(d)(e)                   AAA     Aaa        250        269,202
-------------------------------------------------------------------------------
Connecticut (State of) (Bradley
  International Airport); Special
  Obligation Parking Series 2000 A RB
  6.60%, 07/01/24(b)(c)                    A      --       1,250      1,344,075
-------------------------------------------------------------------------------
Connecticut (State of) (Transportation
  Infrastructure); Special Obligation
  Tax Series 1991 B RB
  6.50%, 10/01/10                         AA-     A1         530        646,542
-------------------------------------------------------------------------------
Connecticut (State of) (Transportation
  Infrastructure); Special Obligation
  Tax Series 1991 B RB
  6.50%, 10/01/12                         AA-     A1       1,500      1,853,760
-------------------------------------------------------------------------------
Connecticut (State of) Area Cooperative
  Educational Services (Staff
  Development/Administration
  Facilities); Unlimited Tax Series 1999
  GO
  5.63%, 07/15/19(b)                       A      --       1,060      1,134,380
-------------------------------------------------------------------------------
Connecticut (State of) Health &
  Educational Facilities Authority
  (Bridgeport Hospital); Series 1992 A
  RB
  6.63%, 07/01/18(b)                      AAA     Aaa        500        511,465
-------------------------------------------------------------------------------
Connecticut (State of) Health &
  Educational Facilities Authority
  (Danbury Hospital); Series 1999 G RB
  5.63%, 07/01/25(b)                      AAA     Aaa        250        269,692
-------------------------------------------------------------------------------

                                           RATINGS(a)      PAR        MARKET
                                          S&P   MOODY'S   (000)       VALUE

-------------------------------------------------------------------------------
CONNECTICUT-(CONTINUED)

Connecticut (State of) Health &
  Educational Facilities Authority
  (Danbury Hospital); Unrefunded Series
  1991 E RB
  6.50%, 07/01/14(b)                      AAA     Aaa    $   110   $    110,316
-------------------------------------------------------------------------------
Connecticut (State of) Health &
  Educational Facilities Authority
  (Loomis Chaffee School); Series 2001 D
  RB
  5.25%, 07/01/31                          --     A2       1,000      1,048,410
-------------------------------------------------------------------------------
Connecticut (State of) Health &
  Educational Facilities Authority
  (Stamford Hospital); Series 1996 F RB
  5.40%, 07/01/09(b)                      AAA     Aaa      1,000      1,093,360
-------------------------------------------------------------------------------
Connecticut (State of) Health &
  Educational Facilities Authority
  (William W. Backus Hospital); Series
  1997 D RB
  5.75%, 07/01/27(b)                      AAA     --       1,000      1,089,090
-------------------------------------------------------------------------------
Connecticut (State of) Health &
  Educational Facilities Authority
  (Windham Community Memorial Hospital);
  Series 1996 C RB
  5.75%, 07/01/11(b)                       A      --         670        729,241
-------------------------------------------------------------------------------
Connecticut (State of) Housing Finance
  Authority (Group Home Mortgage);
  Special Obligation Series 2000 GH-5 RB
  5.85%, 06/15/30(b)                      AAA     Aaa        500        534,230
-------------------------------------------------------------------------------
Connecticut (State of) Housing Finance
  Authority (Housing Mortgage Finance
  Program); Series 1996 C-1 RB
  6.30%, 11/15/17                         AAA     Aaa      1,270      1,339,304
-------------------------------------------------------------------------------
Connecticut (State of) Housing Finance
  Authority (Housing Mortgage Finance
  Program); Series 1996 C-2 RB
  6.25%, 11/15/18                         AAA     Aaa        750        790,125
-------------------------------------------------------------------------------
Connecticut (State of) Housing Finance
  Authority (Housing Mortgage Finance
  Program); Series 1996 G RB
  6.00%, 11/15/27(c)                      AAA     Aaa      1,000      1,044,870
-------------------------------------------------------------------------------
Connecticut (State of) Housing Finance
  Authority (Housing Mortgage Finance
  Program); Series 1998 C RB
  5.50%, 11/15/35(c)                      AAA     Aaa      1,775      1,832,119
-------------------------------------------------------------------------------
Connecticut (State of) Housing Finance
  Authority (Housing Mortgage Finance
  Program); Series 1998 D-2 RB
  5.45%, 11/15/24(c)                      AAA     Aaa         55         56,524
-------------------------------------------------------------------------------


                                           RATINGS(a)      PAR        MARKET
                                          S&P   MOODY'S   (000)       VALUE
-------------------------------------------------------------------------------
CONNECTICUT-(CONTINUED)

Connecticut (State of) Housing Finance
  Authority (Housing Mortgage Finance
  Program); Series 2001 A-1 RB
  5.25%, 11/15/28                         AAA     Aaa    $   550   $    560,884
-------------------------------------------------------------------------------
Connecticut (State of) Housing Finance
  Authority (Housing Mortgage Finance
  Program); Sub- Series 1998 E-1 RB
  5.13%, 05/15/21                         AAA     Aaa        445        453,540
-------------------------------------------------------------------------------
Manchester (City of) Eighth Utilities
  District; Unlimited Tax Series 1991 GO
  6.75%, 08/15/06                          --     Aa3        180        201,802
-------------------------------------------------------------------------------
Mansfield (City of); Unlimited Tax
  Series 1990 GO
  6.00%, 06/15/07                          --     Aa3        100        113,052
-------------------------------------------------------------------------------
Mansfield (City of); Unlimited Tax
  Series 1990 GO
  6.00%, 06/15/08                          --     Aa3        100        115,321
-------------------------------------------------------------------------------
Mansfield (City of); Unlimited Tax
  Series 1990 GO
  6.00%, 06/15/09                          --     Aa3        100        117,464
-------------------------------------------------------------------------------
New Britain (City of); Unlimited Tax
  Series 1992 GO
  6.00%, 02/01/11(b)                      AAA     Aaa        400        476,288
-------------------------------------------------------------------------------
North Canaan (City of); Unlimited Tax
  Series 1991 GO
  6.50%, 01/15/08                          --     A3         125        145,007
-------------------------------------------------------------------------------
North Canaan (City of); Unlimited Tax
  Series 1991 GO
  6.50%, 01/15/09                          --     A3         125        147,682
-------------------------------------------------------------------------------
North Canaan (City of); Unlimited Tax
  Series 1991 GO
  6.50%, 01/15/10                          --     A3         125        149,795
-------------------------------------------------------------------------------
North Canaan (City of); Unlimited Tax
  Series 1991 GO
  6.50%, 01/15/11                          --     A3         125        152,776
-------------------------------------------------------------------------------
Somers (City of); Unlimited Tax Series
  1990 GO
  6.00%, 12/01/10                          --     A1         190        226,484
-------------------------------------------------------------------------------
University of Connecticut; Student Fee
  Series 2000 A RB
  6.00%, 11/15/10(d)(e)                   NRR     NRR      1,325      1,605,251
-------------------------------------------------------------------------------
Westbrook (City of); Unlimited Tax
  Series 1992 GO
  6.40%, 03/15/10(b)                      AAA     Aaa        380        458,500
===============================================================================
                                                                     20,889,138
===============================================================================

DELAWARE-0.05%

Delaware (State of) Economic Development
  Authority (Osteopathic Hospital
  Association); Series 1993 A RB
  6.75%, 01/01/13(d)                      NRR     Aaa        250        306,987
===============================================================================

                                           RATINGS(a)      PAR        MARKET
                                          S&P   MOODY'S   (000)       VALUE

-------------------------------------------------------------------------------

DISTRICT OF COLUMBIA-0.57%

District of Columbia (George Washington
  University); Series 2001 A RB
  5.13%, 09/15/31(b)                      AAA     Aaa    $ 2,000   $  2,053,780
-------------------------------------------------------------------------------
District of Columbia (Gonzaga College
  High School); Series 1999 RB
  5.38%, 07/01/19(b)                      AAA     Aaa      1,055      1,143,040
-------------------------------------------------------------------------------
District of Columbia (Mandarin Oriental
  Hotel); Tax Increment Series 2002 RB
  5.25%, 07/01/22(b)                      AAA     Aaa        200        212,700
===============================================================================
                                                                      3,409,520
===============================================================================

FLORIDA-1.55%

Crossings at Fleming Island Community
  Development District; Refunding
  Special Assessment Series 2000 B RB
  5.80%, 05/01/16(b)                      AAA     Aaa      1,000      1,164,690
-------------------------------------------------------------------------------
Escambia (County of) (Champion
  International Corp. Project); Series
  1994 PCR
  6.90%, 08/01/22(c)                      BBB    Baa2      1,125      1,169,786
-------------------------------------------------------------------------------
Jacksonville (City of) Electric
  Authority; Water & Sewer Series 2000 A
  RB
  5.30%, 10/01/30                          A+     Aa3      1,000      1,026,750
-------------------------------------------------------------------------------
Jacksonville (City of) Health Facilities
  Authority (Ascension Health Credit
  Group); Series 2002 A RB
  5.25%, 11/15/32                          AA     Aa2      1,500      1,528,605
-------------------------------------------------------------------------------
Miami-Dade (County of) (Miami
  International Airport); Aviation
  Series 2000 B RB
  5.75%, 10/01/29(b)                      AAA     Aaa      2,000      2,250,520
-------------------------------------------------------------------------------
Orlando (City of) Utilities Commission;
  Refunding Water & Electric Series 2002
  C RB
  5.00%, 10/01/27                          AA     Aa1      1,000      1,032,570
-------------------------------------------------------------------------------
Sunrise (City of) Utility System;
  Refunding Series 1998 RB
  5.00%, 10/01/28(b)                      AAA     Aaa      1,000      1,046,600
===============================================================================
                                                                      9,219,521
===============================================================================

GEORGIA-0.44%

Athens-Clarke (County of) Unified
  Government Development Authority
  (Catholic Health East); Series 2002 RB
  5.50%, 11/15/32                          A      A2         500        510,425
-------------------------------------------------------------------------------
Gwinnett (County of) Water & Sewer
  Authority; Series 2002 RB
  5.25%, 08/01/24                         AAA     Aaa      2,000      2,136,900
===============================================================================
                                                                      2,647,325
===============================================================================


                                           RATINGS(a)      PAR        MARKET
                                          S&P   MOODY'S   (000)       VALUE
-------------------------------------------------------------------------------

ILLINOIS-6.42%

Bellwood (City of); Unlimited Tax Series
  2002 GO
  5.25%, 12/01/25(b)                       --     Aaa    $ 1,000   $  1,056,300
-------------------------------------------------------------------------------
Chicago (City of) (Cottage View Terrace
  Apartments); FHA/GNMA Collateralized
  Multi-Family Housing Series 2000 A RB
  (CEP-GNMA)
  6.13%, 02/20/42(c)                      AAA     --       1,575      1,660,239
-------------------------------------------------------------------------------
Chicago (City of) Parks District;
  Unlimited Tax Series 2001 D GO
  5.00%, 01/01/29(b)                      AAA     Aaa      3,000      3,063,150
-------------------------------------------------------------------------------
Chicago (City of); Project & Refunding
  Unlimited Tax Series 2000 C GO
  5.50%, 01/01/40(b)                      AAA     Aaa      2,750      2,973,217
-------------------------------------------------------------------------------
Chicago (City of); Project & Refunding
  Unlimited Tax Series 2001 A GO
  5.25%, 01/01/33(b)                      AAA     Aaa      3,940      4,123,959
-------------------------------------------------------------------------------
Chicago (City of); Refunding Unlimited
  Tax Series 1993 B GO
  5.13%, 01/01/22(b)                      AAA     Aaa      3,065      3,326,322
-------------------------------------------------------------------------------
Chicago (City of); Special
  Transportation Series 2001 RB
  5.25%, 01/01/31(b)                      AAA     Aaa      1,000      1,048,050
-------------------------------------------------------------------------------
Freeport (City of); Sewer Improvement
  Unlimited Tax Series 2000 GO
  6.00%, 12/01/29(b)                      AAA     Aaa      1,000      1,153,840
-------------------------------------------------------------------------------
Illinois (State of) Department of
  Central Management Services; Series
  1999 COF
  5.85%, 07/01/19(b)                      AAA     Aaa      1,750      1,987,720
-------------------------------------------------------------------------------
Illinois (State of) Development Finance
  Authority (Adventist Health Systems
  Project); Series 1997 A RB
  6.00%, 11/15/11(b)                      AAA     Aaa      2,500      2,957,075
-------------------------------------------------------------------------------
Illinois (State of) Development Finance
  Authority (Catholic Charities Housing
  Development); Series 1995 RB (CEP-XL
  Capital Ltd.)
  6.35%, 01/01/25(f)                       --     --       1,500      1,413,990
-------------------------------------------------------------------------------
Illinois (State of) Development Finance
  Authority (City of East St. Louis);
  Refunding Series 2003 RB (CEP-XL
  Capital Ltd.)
  5.00%, 11/15/13                         AAA     Aaa      1,050      1,173,900
-------------------------------------------------------------------------------
Illinois (State of) Educational
  Facilities Authority (Northwestern
  University); Adjustable Rate Medium
  Term Series 1997 RB
  5.25%, 11/01/14(e)                      AA+     Aa1      1,000      1,127,790
-------------------------------------------------------------------------------
Illinois (State of) Educational
  Facilities Authority (Robert Morris
  College); Series 2000 RB
  5.75%, 06/01/20(b)                       --     Aaa      1,305      1,470,944
-------------------------------------------------------------------------------

                                           RATINGS(a)      PAR        MARKET
                                          S&P   MOODY'S   (000)       VALUE
-------------------------------------------------------------------------------

ILLINOIS-(CONTINUED)

Illinois (State of) Educational
  Facilities Authority (Robert Morris
  College); Series 2000 RB
  5.80%, 06/01/30(b)                       --     Aaa    $ 1,000   $  1,111,510
-------------------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (Blessing Hospital); Series
  1999 A RB
  6.00%, 11/15/19(b)                      AAA     Aaa      1,000      1,148,920
-------------------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (Evangelical Hospital
  Corp.); Refunding Series 1992 A RB
  6.25%, 04/15/22(d)                      NRR     Aaa      1,000      1,187,830
-------------------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (Evangelical Hospital
  Corp.); Series 1992 C RB
  6.25%, 04/15/22(d)                      NRR     Aa1      1,150      1,366,004
-------------------------------------------------------------------------------
Metropolitan Pier & Exposition Authority
  (McCormick Place Expansion); Dedicated
  State Tax Series 2002 A RB
  6.02%, 06/15/30(b)(h)                   AAA     Aaa      1,000        251,160
-------------------------------------------------------------------------------
Metropolitan Pier & Exposition Authority
  (McCormick Place Expansion); Dedicated
  State Tax Series 2002 A RB
  5.25%, 06/15/42(b)                      AAA     Aaa      1,000      1,048,940
-------------------------------------------------------------------------------
Rockford (City of) School District No.
  205; Unlimited Tax Series 2001 GO
  5.00%, 02/01/17(b)                       --     Aaa        500        549,745
-------------------------------------------------------------------------------
Tazewell (County of) Community High
  School District No. 303 (Pekin);
  Unlimited Tax Series 1996 GO
  5.63%, 01/01/14(b)                      AAA     Aaa      1,435      1,570,148
-------------------------------------------------------------------------------
Will (County of) School District No. 122
  (New Lenox);Unlimited Tax Series 2000
  A GO
  6.50%, 11/01/14(d)                      NRR     Aaa      1,165      1,424,877
===============================================================================
                                                                     38,195,630
===============================================================================

INDIANA-5.69%

DeKalb (County of) Indiana Redevelopment
  Authority (Mini-Mill Local Public
  Improvement); Series 1995 A RB
  6.50%, 01/15/14                          A-     --         900        946,764
-------------------------------------------------------------------------------
East Allen (City of) Multi-School
  Building Corp.; First Mortgage Series
  2000 RB
  5.75%, 01/15/10(d)(e)                   AAA     Aaa        735        857,392
-------------------------------------------------------------------------------
Hamilton Southeastern (City of)
  Cumberland Campus School Building
  Corp.; First Mortgage Series 2001 RB
  5.13%, 01/15/23(b)                      AAA     Aaa      1,000      1,042,700
-------------------------------------------------------------------------------


                                           RATINGS(a)      PAR        MARKET
                                          S&P   MOODY'S   (000)       VALUE
-------------------------------------------------------------------------------
INDIANA-(CONTINUED)

Hancock (County of) & Mount Vernon (City
  of) Multi-School Building Corp.; First
  Mortgage Series 2001 RB (CEP-State Aid
  Withholding)
  5.45%, 07/15/22                         AA-     --     $ 1,000   $  1,069,310
-------------------------------------------------------------------------------
Indiana (State of) Bond Bank; Special
  Program Series 2000 A RB
  5.90%, 02/01/14(b)                      AAA     Aaa      1,000      1,162,140
-------------------------------------------------------------------------------
Indiana (State of) Housing Finance
  Authority; Single Family Mortgage
  Series 1995 B-1 RB
  6.15%, 07/01/17                          --     Aaa         55         56,880
-------------------------------------------------------------------------------
Indiana (State of) Transportation
  Finance Authority; Highway Series 2000
  RB
  5.38%, 12/01/25                         AA-     Aa2      2,000      2,110,140
-------------------------------------------------------------------------------
Indiana (State of) Transportation
  Finance Authority; Unrefunded Airport
  Facilities Lease Series 1992 A RB
  6.25%, 11/01/16                         AA-     A1         105        106,469
-------------------------------------------------------------------------------
Indianapolis (City of) (Lake Nora & Fox
  Club Project); Multifamily Series 1999
  A RB
  5.90%, 10/01/19(b)                       --     Aaa      1,795      1,805,591
-------------------------------------------------------------------------------
Indianapolis (City of) Local Public
  Improvement Bond Bank; Waterworks
  Project Series 2002 A RB
  5.25%, 07/01/33(b)                      AAA     Aaa      1,000      1,049,840
-------------------------------------------------------------------------------
Indianapolis (City of) Thermal Energy
  System; Series 2001 A RB
  5.00%, 10/01/11(b)                      AAA     Aaa      4,000      4,502,800
-------------------------------------------------------------------------------
Lafayette (City of); Sewer Series 2002
  RB
  5.15%, 07/01/24(b)                      AAA     Aaa      1,000      1,048,340
-------------------------------------------------------------------------------
Northern Wells (City of) Community
  School Building Corp.; First Mortgage
  Series 2002 RB
  5.40%, 07/15/23(b)                      AAA     Aaa        500        537,500
-------------------------------------------------------------------------------
Petersburg (City of) (Indiana Power &
  Lighting Project); Refunding Series
  1991 PCR
  5.75%, 08/01/21                         BB+    Baa2      4,000      4,125,600
-------------------------------------------------------------------------------
Petersburg (City of) (Indiana Power &
  Lighting Project); Refunding Series
  1993 B PCR
  5.40%, 08/01/17(b)                      AAA     Aaa      9,850     11,254,906
-------------------------------------------------------------------------------

                                           RATINGS(a)      PAR        MARKET
                                          S&P   MOODY'S   (000)       VALUE

-------------------------------------------------------------------------------
INDIANA-(CONTINUED)

St. Joseph (County of) Hospital
  Authority (Memorial Health System);
  Health System Series 2000 RB
  5.63%, 08/15/33(b)                      AAA     Aaa    $ 1,000   $  1,073,370
-------------------------------------------------------------------------------
Wa-Nee Middle School Building Corp.;
  First Mortgage Unlimited Tax Series
  2001 GO
  5.50%, 01/15/20(b)                      AAA     Aaa      1,000      1,104,570
===============================================================================
                                                                     33,854,312
===============================================================================

KANSAS-0.41%

Newton (City of) (Newton Healthcare
  Corp.); Hospital Series 1994 A RB
  7.38%, 11/15/04(d)(e)                   NRR     NRR        250        266,935
-------------------------------------------------------------------------------
Overland Park (City of) Development
  Corp. (First Tier-Overland Park
  Project); Series 2001 A RB
  7.38%, 01/01/32(f)                       --     --       2,135      2,152,849
===============================================================================
                                                                      2,419,784
===============================================================================

KENTUCKY-0.74%

Jefferson (County of) (Beverly
  Enterprises Project); Refunding Health
  Facilities Series 1999 RB
  5.88%, 05/01/08(f)                       --     --         595        593,370
-------------------------------------------------------------------------------
Mount Sterling (City of) (Kentucky
  League Cities); Lease Funding Series
  1993 A RB
  6.15%, 03/01/13                          --     Aa3      3,000      3,041,550
-------------------------------------------------------------------------------
Russell (City of) (Bon Secours-St.
  Francis Medical Center Inc.); Series
  2002 A RB
  5.63%, 11/15/30                          A-     A3         750        764,235
===============================================================================
                                                                      4,399,155
===============================================================================

LOUISIANA-6.69%

Lafayette (City of); Public Improvement
  Sales Tax Series 2000 A RB
  5.50%, 03/01/23(b)                      AAA     Aaa      2,360      2,594,466
-------------------------------------------------------------------------------
Louisiana (State of) Local Government
  Environment Facilities Community
  Development Authority (Bosier Parish
  Community College); Series 2002 RB
  5.13%, 12/01/24(b)                      AAA     Aaa      1,000      1,045,890
-------------------------------------------------------------------------------
Louisiana (State of) Local Government
  Environmental Facilities & Community
  Development Authority (Parking
  Facilities Corp. Garage Project);
  Series 2001 A RB
  5.20%, 10/01/20(b)                      AAA     Aaa      1,760      1,868,222
-------------------------------------------------------------------------------


                                           RATINGS(a)      PAR        MARKET
                                          S&P   MOODY'S   (000)       VALUE
-------------------------------------------------------------------------------
LOUISIANA-(CONTINUED)

Louisiana (State of) Local Government
  Environmental Facilities & Community
  Development Authority; Capital
  Projects & Equipment Acquisitions
  Series 2000 A RB
  6.30%, 07/01/30(b)                      AAA     Aaa    $ 4,000   $  5,004,680
-------------------------------------------------------------------------------
Louisiana (State of) Local Government
  Environmental Facilities & Community
  Development Authority; Capital
  Projects & Equipment Acquisitions
  Series 2000 RB
  6.55%, 09/01/25(b)                       A      --      12,040     13,674,430
-------------------------------------------------------------------------------
Louisiana (State of) Public Facilities
  Authority (Ochsner Clinic Foundation
  Project); Series 2002 B RB
  5.50%, 05/15/32                          --     A3       4,750      4,835,928
-------------------------------------------------------------------------------
Louisiana (State of) Public Facilities
  Authority (Tulane University); Series
  1996 RB
  6.00%, 10/01/06(d)(e)                   AAA     Aaa      2,500      2,814,750
-------------------------------------------------------------------------------
Louisiana (State of) Public Facilities
  Authority (Tulane University); Series
  2002 A RB
  5.13%, 07/01/27(b)                      AAA     Aaa      2,100      2,176,062
-------------------------------------------------------------------------------
Ouachita (Parish of) Hospital Service
  District No. 1 (Glenwood Regional
  Medical Center); Refunding Series 1996
  RB
  5.70%, 05/15/16(b)                      AAA     Aaa      1,000      1,114,670
-------------------------------------------------------------------------------
St. John Baptist (Parish of) Sales Tax
  District; Series 1987 RB
  7.60%, 01/01/08(d)                      NRR     NRR        500        601,160
-------------------------------------------------------------------------------
St. John Baptist (Parish of) Sales Tax
  District; Series 1987 RB
  7.60%, 01/01/09(d)                      NRR     NRR        500        616,420
-------------------------------------------------------------------------------
Tangipahoa (Parish of) Hospital Service
  District No. 1 (North Oaks Medical
  Center Project); Refunding Hospital
  Series 2003 A RB
  5.00%, 02/01/25                          A      --       1,500      1,488,435
-------------------------------------------------------------------------------
Tangipahoa (Parish of) Hospital Service
  District No. 1 (North Oaks Medical
  Center Project); Refunding Hospital
  Series 2003 A RB
  5.00%, 02/01/30                          A      --       1,000        977,240
-------------------------------------------------------------------------------
West Feliciana (Parish of) (Gulf States
  Utilities); Series 1992 A PCR
  7.50%, 05/01/15                         BB+     --       1,000      1,021,940
===============================================================================
                                                                     39,834,293
===============================================================================

MAINE-0.26%

Maine (State of) Housing Authority;
  Mortgage Series 1999 E-1 RB
  5.85%, 11/15/20                         AA+     Aa1      1,500      1,572,390
===============================================================================

                                           RATINGS(a)      PAR        MARKET
                                          S&P   MOODY'S   (000)       VALUE

-------------------------------------------------------------------------------

MARYLAND-0.17%

Maryland (State of) Health & Higher
  Educational Facilities Authority
  (University of Maryland Medical
  System); Series 2001 RB
  5.25%, 07/01/28                          A      A3     $ 1,000   $  1,020,860
===============================================================================

MASSACHUSETTS-2.73%

Boston (City of) Water & Sewer
  Commission; Sr. Series 1993 A RB
  5.25%, 11/01/19(b)                      AAA     Aaa      5,385      6,037,716
-------------------------------------------------------------------------------
Massachusetts (State of); Consumer Lien
  Unlimited Tax Series 2000 A GO
  5.75%, 02/01/09                         AA-     Aa2        785        898,472
-------------------------------------------------------------------------------
Massachusetts (State of) Development
  Finance Agency (Boston University);
  Series 1999 P RB
  6.00%, 05/15/59                         BBB+    A3       4,500      5,060,520
-------------------------------------------------------------------------------
Massachusetts (State of) Development
  Finance Agency (College Issue); Series
  2003 B RB (CEP-XL Capital Ltd.)
  5.25%, 07/01/33                         AAA     Aaa      1,000      1,042,930
-------------------------------------------------------------------------------
Massachusetts (State of) Health &
  Educational Facilities Authority
  (Winchester Hospital); Series 1994 D
  RB
  5.80%, 07/01/09(b)                      AAA     --       1,000      1,037,000
-------------------------------------------------------------------------------
Massachusetts (State of) Housing Finance
  Agency; Single Family Housing Series
  1994 RB
  6.60%, 12/01/26(c)                       AA     Aa3        615        632,890
-------------------------------------------------------------------------------
Massachusetts (State of) Transportation
  Authority; Sales Tax Series 2002 A RB
  5.00%, 07/01/32                         AAA     Aa2      1,500      1,538,235
===============================================================================
                                                                     16,247,763
===============================================================================

MICHIGAN-5.52%

Allegan (City of) Public School
  District; Unlimited Tax Series 2000 GO
  5.75%, 05/01/30(b)                      AAA     Aaa        500        558,400
-------------------------------------------------------------------------------
Almont (City of) Community Schools;
  Refunding School Building & Site
  Unlimited Tax Series 2002 GO
  5.00%, 05/01/27                         AA+     Aa1      1,000      1,029,910
-------------------------------------------------------------------------------
Bullock Creek School District; Unlimited
  Tax Series 2000 GO
  5.50%, 05/01/22                         AA+     Aa1      1,000      1,102,960
-------------------------------------------------------------------------------
Caledonia (City of) Community Schools;
  Unlimited Tax Series 2000 GO
  5.50%, 05/01/23(b)                      AAA     Aaa      1,000      1,100,030
-------------------------------------------------------------------------------


                                           RATINGS(a)      PAR        MARKET
                                          S&P   MOODY'S   (000)       VALUE
-------------------------------------------------------------------------------
MICHIGAN-(CONTINUED)

Chippewa Valley Schools; Refunding
  Unlimited Tax Series 2002 GO
  5.13%, 05/01/27                         AA+     Aa1    $ 1,000   $  1,033,520
-------------------------------------------------------------------------------
Detroit (City of) Water Supply System;
  Prerefunded Sr. Lien Series 2001 A RB
  5.25%, 07/01/11(d)(e)                   AAA     Aaa      1,655      1,905,418
-------------------------------------------------------------------------------
Detroit (City of) Water Supply System;
  Sr. Lien Series 2001 A RB
  5.00%, 07/01/30(b)                      AAA     Aaa      5,000      5,136,800
-------------------------------------------------------------------------------
Detroit (City of) Water Supply System;
  Unrefunded Sr. Lien Series 2001 A RB
  5.25%, 07/01/33(b)                      AAA     Aaa      1,845      1,933,652
-------------------------------------------------------------------------------
Huron (City of) School District;
  Unlimited Tax Series 2001 GO
  5.38%, 05/01/26(b)                      AAA     Aaa        250        265,435
-------------------------------------------------------------------------------
Jackson (City of) Brownfield
  Redevelopment Authority; Series 2002
  TAN
  5.13%, 06/01/24(b)                      AAA     Aaa      1,000      1,049,310
-------------------------------------------------------------------------------
Lake Orion (City of) Community School
  District; Unlimited Tax Series 2000 A
  GO
  6.00%, 05/01/10(d)(e)                   AAA     Aaa        500        594,170
-------------------------------------------------------------------------------
Lake Orion (City of) Community School
  District; Refunding Unlimited Tax
  Series 1994 GO
  7.00%, 05/01/05(d)(e)                   AAA     Aaa      2,500      2,707,325
-------------------------------------------------------------------------------
Lincoln Park (City of) School District;
  Unlimited Tax Series 1996 GO
  6.00%, 05/01/06(d)(e)                   AAA     Aaa      1,210      1,341,539
-------------------------------------------------------------------------------
Michigan (State of) Hospital Finance
  Authority (Ascension Health Credit);
  Series 1999 A RB
  5.50%, 11/15/07(b)                      AAA     Aaa      3,000      3,366,420
-------------------------------------------------------------------------------
Michigan (State of) Municipal Bond
  Authority (Drinking Water Revolving
  Fund); Series 2000 RB
  5.50%, 10/01/10(d)(e)                   AAA     Aaa      1,000      1,177,920
-------------------------------------------------------------------------------
Michigan (State of) Public Water Agency
  (Combustion Turbine No. 1); Series
  2001 A RB
  5.25%, 01/01/24(b)                      AAA     Aaa      2,500      2,664,600
-------------------------------------------------------------------------------
Newaygo (City of) Public Schools
  Unlimited Tax Series 2000 GO
  5.50%, 05/01/21                         AA+     Aa1      1,000      1,104,720
-------------------------------------------------------------------------------
Ypsilanti (City of) School District;
  Refunding Unlimited Tax Series 1996 GO
  5.75%, 05/01/07(d)(e)                   AAA     Aaa      4,275      4,804,288
===============================================================================
                                                                     32,876,417
===============================================================================

                                           RATINGS(a)      PAR        MARKET
                                          S&P   MOODY'S   (000)       VALUE

-------------------------------------------------------------------------------

MINNESOTA-0.45%

Minneapolis & St. Paul (Cities of)
  Metropolitan Airports Commission
  (Northwest Airlines Inc.); Special
  Facilities Series 2001 A RB
  7.00%, 04/01/25(c)(f)                    --     --     $ 1,500   $  1,484,145
-------------------------------------------------------------------------------
Minneapolis (City of); Parking Ramp
  Unlimited Tax Series 2000 A GO
  5.90%, 12/01/20                         AAA     Aa1      1,000      1,168,990
===============================================================================
                                                                      2,653,135
===============================================================================

MISSISSIPPI-1.03%

Mississippi (State of) Higher Education
  Assistance Corp.; Sub- Series 1994 C
  RB (CEP-Gtd Std LNs)
  7.50%, 09/01/09(c)                       --     A2       5,000      5,080,800
-------------------------------------------------------------------------------
Mississippi (State of) Hospital
  Equipment & Facilities Authority
  (Forrest County General Hospital);
  Series 2000 RB
  5.50%, 01/01/27(b)                       --     Aaa      1,000      1,079,720
===============================================================================
                                                                      6,160,520
===============================================================================

MISSOURI-1.03%

Kansas City (City of) Industrial
  Development Authority (General Motors
  Corp. Project); Series 1984 PCR
  6.05%, 04/01/06                         BBB    Baa1        170        170,585
-------------------------------------------------------------------------------
Missouri (State of) Environmental
  Improvement & Energy Resources
  Authority (State Revolving Fund);
  Prerefunded Water Series 1995 C PCR
  5.85%, 01/01/05(d)(e)                    --     Aaa        730        768,748
-------------------------------------------------------------------------------
Missouri (State of) Environmental
  Improvement & Energy Resources
  Authority (State Revolving Fund);
  Unrefunded Water Series 1995 C PCR
  5.85%, 01/01/10                          --     Aaa        270        283,241
-------------------------------------------------------------------------------
Missouri (State of) Health & Educational
  Facilities Authority (Washington
  University Project); Educational
  Facilities Series 2001 A RB
  5.13%, 06/15/41                         AA+     Aa1      4,000      4,127,160
-------------------------------------------------------------------------------
Missouri (State of) Housing Development
  Commission; (Multifamily Housing)
  Series 2001 RB (CEP-FHA)
  5.38%, 12/01/18                          AA     --         760        802,119
===============================================================================
                                                                      6,151,853
===============================================================================


                                           RATINGS(a)      PAR        MARKET
                                          S&P   MOODY'S   (000)       VALUE
-------------------------------------------------------------------------------

NEBRASKA-0.18%

Omaha (City of) Public Power District;
  Electric Series 2002 A RB
  5.20%, 02/01/22                          AA     Aa2    $ 1,000   $  1,051,400
===============================================================================

NEVADA-2.75%

Boulder (City of) (Boulder City Hospital
  Inc. Project); Refunding Hospital
  Series 1998 RB
  5.85%, 01/01/22(f)                       --     --         500        428,130
-------------------------------------------------------------------------------
Clark (County of) (Nevada Power Co.
  Project); Refunding Series 1992 C IDR
  7.20%, 10/01/22                          BB     Ba2      1,500      1,532,550
-------------------------------------------------------------------------------
Clark (County of) Bond Bank; Limited Tax
  Series 2001 GO
  5.00%, 06/01/31(b)                      AAA     Aaa      5,000      5,132,250
-------------------------------------------------------------------------------
Clark (County of); Airport Sub. Lien
  Series 2001 B RB
  5.13%, 07/01/21(b)                      AAA     Aaa      2,250      2,360,790
-------------------------------------------------------------------------------
Clark (County of); Airport Lien Sub-
  Series 2001 B RB
  5.25%, 07/01/34(b)                      AAA     Aaa      1,500      1,555,800
-------------------------------------------------------------------------------
Humboldt (County of) (Sierra Pacific
  Project); Refunding Series 1987 PCR
  6.55%, 10/01/13(b)                      AAA     Aaa      3,000      3,055,410
-------------------------------------------------------------------------------
Reno (City of) Redevelopment Agency;
  Refunding Sub-Series 1995 A TAN
  6.00%, 06/01/10                          --    Baa3      1,185      1,243,729
-------------------------------------------------------------------------------
Truckee Meadows Water Authority; Water
  Series 2001 A RB
  5.13%, 07/01/30(b)                      AAA     Aaa      1,000      1,035,140
===============================================================================
                                                                     16,343,799
===============================================================================

NEW JERSEY-2.18%

New Jersey (State of) Economic
  Development Authority (Continental
  Airlines, Inc. Project); Special
  Facility Series 1999 RB
  6.40%, 09/15/23(c)                       B     Caa2      1,000        906,310
-------------------------------------------------------------------------------
New Jersey (State of) Economic
  Development Authority (Continental
  Airlines, Inc. Project); Special
  Facility Series 1999 RB
  6.25%, 09/15/29(c)                       B     Caa2      4,750      4,197,480
-------------------------------------------------------------------------------
New Jersey (State of) Economic
  Development Authority (Continental
  Airlines, Inc. Project); Special
  Facilities Series 2000 RB
  7.00%, 11/15/30(c)                       B     Caa2      4,000      3,834,200
-------------------------------------------------------------------------------
New Jersey (State of) Health Care
  Facilities Financing Authority
  (Raritan Bay Medical Center); Series
  1994 RB
  7.25%, 07/01/27(f)                       --     --         250        256,610
-------------------------------------------------------------------------------

                                           RATINGS(a)      PAR        MARKET
                                          S&P   MOODY'S   (000)       VALUE
-------------------------------------------------------------------------------

NEW JERSEY-(CONTINUED)

New Jersey (State of) Health Care
  Facilities Financing Authority (St.
  Peters University Hospital); Series
  2000 A RB
  6.88%, 07/01/20                         BBB    Baa1    $   500   $    538,070
-------------------------------------------------------------------------------
New Jersey (State of) Tobacco Settlement
  Financing Corp. Asset Backed Series
  2002 RB
  5.38%, 06/01/18                         BBB    Baa2      1,500      1,306,125
-------------------------------------------------------------------------------
New Jersey (State of) Transportation
  Trust Fund Authority; Transportation
  System Series 1999 A RB
  5.50%, 06/15/10                         AA-     Aa3      1,670      1,914,338
===============================================================================
                                                                     12,953,133
===============================================================================

NEW MEXICO-1.68%

Las Cruces (City of) South Central Solid
  Waste Authority; Environmental
  Services Series 1995 RB
  5.65%, 06/01/09                          --     A3         575        599,512
-------------------------------------------------------------------------------
Los Alamos (County of) Incorporated
  Utility System; Series 1994 A RB
  6.00%, 07/01/09(b)                      AAA     Aaa      5,000      5,194,350
-------------------------------------------------------------------------------
Los Alamos (County of) Incorporated
  Utility System; Series 1994 A RB
  6.00%, 07/01/15(b)                      AAA     Aaa      2,000      2,077,740
-------------------------------------------------------------------------------
Santa Fe (City of); Series 1994 RB
  6.25%, 06/01/04(d)(e)                   AAA     Aaa      2,100      2,136,330
===============================================================================
                                                                     10,007,932
===============================================================================

NEW YORK-4.66%

Metropolitan Transportation Authority;
  Dedicated Tax Fund Series 2000 A RB
  5.88%, 04/01/10(d)(e)                   AAA     Aaa      1,500      1,773,150
-------------------------------------------------------------------------------
Metropolitan Transportation Authority;
  Refunding Series 2002 A RB
  5.13%, 01/01/29                         AA-     A3       1,000      1,029,200
-------------------------------------------------------------------------------
New York (City of) Municipal Water
  Finance Authority; Prerefunded Water &
  Sewer System Series 2000 B RB
  6.00%, 06/15/10(d)(e)                   NRR     NRR        935      1,125,198
-------------------------------------------------------------------------------
New York (City of) Municipal Water
  Finance Authority; Unrefunded Water &
  Sewer System Series 2000 B RB
  6.00%, 06/15/33                          AA     Aa2        565        665,745
-------------------------------------------------------------------------------
New York (City of) Municipal Water
  Finance Authority; Water & Sewer
  System Series 1996 A RB
  5.50%, 06/15/24(b)                      AAA     Aaa      1,000      1,076,880
-------------------------------------------------------------------------------


                                           RATINGS(a)      PAR        MARKET
                                          S&P   MOODY'S   (000)       VALUE
-------------------------------------------------------------------------------
NEW YORK-(CONTINUED)

New York (City of) Municipal Water
  Finance Authority; Water & Sewer
  System Series 1997 B RB
  5.75%, 06/15/29                          AA     Aa2    $ 3,850   $  4,258,909
-------------------------------------------------------------------------------
New York (City of); Prerefunded
  Unlimited Tax Series 1994 B1 GO
  7.38%, 08/15/04(d)(e)                   NRR     Aaa        500        521,935
-------------------------------------------------------------------------------
New York (City of); Prerefunded
  Unlimited Tax Series 1996 A GO
  6.25%, 08/01/06(d)(e)                   NRR     NRR      2,540      2,871,368
-------------------------------------------------------------------------------
New York (City of); Unrefunded Unlimited
  Tax Series 1991 B GO
  7.00%, 02/01/18(d)                      AAA     Aaa         40         40,109
-------------------------------------------------------------------------------
New York (City of); Unrefunded Unlimited
  Tax Series 1996 A GO
  6.25%, 08/01/17                          A      A2         495        550,381
-------------------------------------------------------------------------------
New York (State of) Dormitory Authority
  (State University Educational
  Facilities); Series 1995 A RB
  6.50%, 05/15/06                         AA-     A3       1,000      1,102,150
-------------------------------------------------------------------------------
New York (State of) Environmental
  Facilities Corp. (State Water
  Revolving Project); Unrefunded Series
  1991 E PCR
  6.88%, 06/15/10                         AAA     Aaa      1,100      1,103,993
-------------------------------------------------------------------------------
Port Authority of New York & New Jersey;
  Consolidated Ninety-third series 1994
  RB
  6.13%, 06/01/94                         AA-     A1       5,250      6,153,683
-------------------------------------------------------------------------------
Triborough Bridge & Tunnel Authority;
  Series 1992 Y RB
  5.50%, 01/01/17(d)                      AAA     NRR      2,900      3,371,830
-------------------------------------------------------------------------------
Triborough Bridge & Tunnel Authority;
  Series 1993 B RB
  5.00%, 01/01/20(d)                      AAA     NRR      1,935      2,112,188
===============================================================================
                                                                     27,756,719
===============================================================================

NORTH CAROLINA-0.95%

North Carolina (State of) Eastern
  Municipal Power Agency; Power System
  Series 1993 A RB
  6.13%, 01/01/10(d)                      AAA     Aaa      1,500      1,778,790
-------------------------------------------------------------------------------
North Carolina (State of) Housing
  Finance Agency; Single Family Series
  1996 II RB (CEP-FHA)
  6.20%, 03/01/16                          AA     Aa2        320        334,275
-------------------------------------------------------------------------------

                                           RATINGS(a)      PAR        MARKET
                                          S&P   MOODY'S   (000)       VALUE

-------------------------------------------------------------------------------
NORTH CAROLINA-(CONTINUED)

North Carolina (State of) Municipal
  Power Agency (No. 1 Catawba Electric
  Project); Refunded Series 1990 RB
  6.50%, 01/01/10(d)                      AAA    BAA1    $   260   $    304,582
-------------------------------------------------------------------------------
North Carolina (State of) Municipal
  Power Agency (No. 1 Catawba Electric
  Project); Refunding Series 1992 RB
  7.25%, 01/01/07                         BBB+   Baa1      2,890      3,263,128
===============================================================================
                                                                      5,680,775
===============================================================================

OHIO-2.81%

Cleveland (City of); Refunding First
  Series Waterworks Series 1993 G RB
  5.50%, 01/01/21(b)                      AAA     Aaa      3,300      3,824,205
-------------------------------------------------------------------------------
Cuyahoga (County of); Refunding Series
  2003 A RB
  5.50%, 01/01/29                          A      A1       2,000      2,083,380
-------------------------------------------------------------------------------
Fairfield (City of) School District;
  Unlimited Tax Series 1995 GO
  6.10%, 12/01/05(d)(e)                   AAA     Aaa      1,000      1,087,030
-------------------------------------------------------------------------------
Findlay (City of); Limited Tax Series
  1996 GO
  5.88%, 07/01/17                         AA-     Aa3      1,000      1,106,950
-------------------------------------------------------------------------------
Montgomery (County of) (Grandview
  Hospital & Medical Center); Refunding
  Hospital Series 1997 RB
  5.50%, 12/01/09(d)(e)                   NRR     NRR      1,000      1,138,390
-------------------------------------------------------------------------------
Ohio (State of) Department of
  Transportation (Panhandle Rail Line
  Project); Series 1992 COP
  6.50%, 04/15/12(b)                      AAA     Aaa      1,035      1,046,209
-------------------------------------------------------------------------------
Ohio (State of) Water Development
  Authority (Pollution
  Control-Cleveland); Refunding
  Pollution Control Series 1999 A PCR
  5.58%, 06/15/04(c)(e)                   BB+    Baa3      3,000      3,034,890
-------------------------------------------------------------------------------
Plain (City of) Local School District;
  Prerefunded Unlimited Tax Series 2000
  GO
  6.00%, 06/01/11(d)(e)                   NRR     Aaa        410        491,520
-------------------------------------------------------------------------------
Plain (City of) Local School District;
  Unrefunded Unlimited Tax Series 2000
  GO
  6.00%, 12/01/25(b)                       --     Aaa         90        104,856
-------------------------------------------------------------------------------
Stark (County of) Lake Ohio Local School
  District; Unlimited Tax Series 2000 GO
  5.75%, 12/01/26(b)                      AAA     Aaa      2,500      2,824,175
===============================================================================
                                                                     16,741,605
===============================================================================


                                           RATINGS(a)      PAR        MARKET
                                          S&P   MOODY'S   (000)       VALUE
-------------------------------------------------------------------------------

OKLAHOMA-1.93%

Jenkins (City of) Aquarium Authority;
  First Mortgage Series 2000 RB
  6.00%, 07/01/20(b)                       --     Aaa    $   800   $    936,880
-------------------------------------------------------------------------------
Mustang (City of) Improvement Authority;
  Utility Series 1999 RB
  5.70%, 10/01/19(b)                       --     Aaa      1,500      1,700,115
-------------------------------------------------------------------------------
Oklahoma (State of) Development Finance
  Authority (St. John Health System);
  Refunding Series 1999 RB
  5.75%, 02/15/18                          AA     Aa3        675        728,420
-------------------------------------------------------------------------------
Oklahoma (State of) Development Finance
  Authority (St. John Health System);
  Refunding Series 1999 RB
  5.75%, 02/15/25                          AA     Aa3      1,750      1,877,803
-------------------------------------------------------------------------------
Oklahoma City Airport Trust; Twenty-
  seventh Jr. Lien Series 2000 A RB
  5.13%, 07/01/20(b)                      AAA     Aaa      2,575      2,704,548
-------------------------------------------------------------------------------
Tulsa (City of) Industrial Authority
  (St. John's Medical Center Project);
  Hospital Series 1994 RB
  6.25%, 02/15/06(d)(e)                   NRR     NRR      2,000      2,189,700
-------------------------------------------------------------------------------
Tulsa (City of) Public Facilities
  Authority; Capital Improvement Series
  1988 B RB
  6.00%, 03/01/08                          AA     --       1,305      1,322,931
===============================================================================
                                                                     11,460,397
===============================================================================

OREGON-0.55%

Cow Creek Band Umpqua Tribe of Indians;
  Series 1998 B RB
  5.10%, 07/01/12 (Acquired 08/18/98;
  Cost $997,470)(b)(g)                    AAA     Aaa      1,000      1,032,240
-------------------------------------------------------------------------------
Portland (City of) Sewer System; Series
  1994 A RB
  6.20%, 06/01/04(d)(e)                   AAA     NRR      1,200      1,232,532
-------------------------------------------------------------------------------
Portland (City of) Sewer System; Series
  1994 A RB
  6.25%, 06/01/04(d)(e)                   AAA     NRR      1,000      1,027,280
===============================================================================
                                                                      3,292,052
===============================================================================

PENNSYLVANIA-1.63%

Allegheny (County of) Higher Education
  Building Authority (Carnegie Mellon
  University); Series 2002 RB
  5.25%, 03/01/32                         AA-     --       1,500      1,567,140
-------------------------------------------------------------------------------
Allegheny (County of) Port Authority;
  Special Transportation Series 1999 RB
  6.13%, 03/01/09(d)                      AAA     Aaa      1,000      1,183,190
-------------------------------------------------------------------------------

                                           RATINGS(a)      PAR        MARKET
                                          S&P   MOODY'S   (000)       VALUE
-------------------------------------------------------------------------------

PENNSYLVANIA-(CONTINUED)

Clarion (County of) Industrial
  Development Authority (Beverly
  Enterprises Inc. Project); Refunding
  Series 2001 RB
  7.38%, 12/01/08(f)(g) (Acquired
  02/22/01; Cost $1,450,000)               --     --     $ 1,450   $  1,467,647
-------------------------------------------------------------------------------
Montgomery (County of) Industrial
  Development Authority (Pennsburg
  Nursing & Rehabilitation Center);
  Series 1993 RB
  7.63%, 03/31/04(d)(e)                   NRR     Aaa        100        103,839
-------------------------------------------------------------------------------
Pennsylvania (State of) Economic
  Development Financing Authority
  (Colver Project); Resource Recovery
  Series 1994 D RB
  7.05%, 12/01/10(c)                      BBB-    --       2,900      3,038,446
-------------------------------------------------------------------------------
Pennsylvania (State of) Higher
  Educational Facilities Authority
  (Clarion University Foundation Inc.);
  Series 2003 A RB (CEP-XL Capital Ltd.)
  5.00%, 07/01/28                         AAA     Aaa      1,000      1,034,860
-------------------------------------------------------------------------------
Pennsylvania (State of); Unlimited Tax
  Third Series 1994 GO
  6.75%, 11/15/04(d)(e)                   AAA     Aaa      1,250      1,325,350
===============================================================================
                                                                      9,720,472
===============================================================================

PUERTO RICO-0.39%

Children's Trust Fund; Asset-Backed
  Tobacco Settlement Series 2002 RB
  5.38%, 05/15/33                         BBB    Baa2        495        473,532
-------------------------------------------------------------------------------
Children's Trust Fund; Tobacco
  Settlement Series 2000 RB
  6.00%, 07/01/10(d)(e)                   AAA     NRR      1,000      1,196,220
-------------------------------------------------------------------------------
Puerto Rico (Commonwealth of) Highway &
  Transportation Authority;
  Transportation Series 2000 B RB
  6.00%, 07/01/10(d)(e)                   NRR     NRR        100        120,139
-------------------------------------------------------------------------------
Puerto Rico (Commonwealth of); Public
  Improvement Unlimited Tax Series 2000
  GO
  6.00%, 07/01/29                          A-    Baa1        500        537,885
===============================================================================
                                                                      2,327,776
===============================================================================

RHODE ISLAND-0.80%

Providence ( City of) Public Building
  Authority; Series 2000 A RB
  5.75%, 12/15/16(b)                      AAA     Aaa      1,210      1,418,265
-------------------------------------------------------------------------------
Tobacco Settlement Financing Corp.;
  Asset-Backed Series 2002 A RB
  6.00%, 06/01/23                         BBB    Baa2      3,500      3,353,105
===============================================================================
                                                                      4,771,370
===============================================================================


                                           RATINGS(a)      PAR        MARKET
                                          S&P   MOODY'S   (000)       VALUE
-------------------------------------------------------------------------------

SOUTH CAROLINA-1.75%

Piedmont Municipal Power Agency;
  Refunding Electric Series 1986 A RB
  5.75%, 01/01/24                         BBB-   Baa3    $ 1,150   $  1,150,736
-------------------------------------------------------------------------------
South Carolina (State of) Jobs Economic
  Development Authority (Bon Secours-St.
  Francis Medical Center Inc.); Economic
  Development Series 2002 A RB
  5.50%, 11/15/23                          A-     A3       2,000      2,048,780
-------------------------------------------------------------------------------
South Carolina (State of) Jobs Economic
  Development Authority (Palmetto Health
  Alliance); Hospital Facilities
  Improvement Series 2000 A RB
  7.13%, 12/15/10(d)(e)                   NRR     NRR      1,000      1,270,420
-------------------------------------------------------------------------------
South Carolina (State of) Jobs Economic
  Development Authority (Palmetto Health
  Alliance); Refunding Hospital
  Facilities Refunding Series 2003 A RB
  6.25%, 08/01/31                         BBB    Baa2      1,000      1,026,620
-------------------------------------------------------------------------------
South Carolina (State of) Jobs-Economic
  Development Authority (Palmetto Health
  Alliance); Refunding Hospital
  Facilities Series 2003 A RB
  6.13%, 08/01/23                         BBB    Baa2      1,500      1,542,900
-------------------------------------------------------------------------------
South Carolina (State of) Public Service
  Authority; Series 2002 B RB
  5.13%, 01/01/32(b)                      AAA     Aaa      1,250      1,298,925
-------------------------------------------------------------------------------
South Carolina (State of) Transportation
  Infrastructure Bank; Series 2001 A RB
  5.00%, 10/01/11(d)(e)                   NRR     Aaa      1,000      1,138,830
-------------------------------------------------------------------------------
Tobacco Settlement Revenue Management
  Authority; Tobacco Settlement Series
  2001 B RB
  6.38%, 05/15/28                         BBB    Baa2      1,000        946,290
===============================================================================
                                                                     10,423,501
===============================================================================

SOUTH DAKOTA-0.72%

Aberdeen (City of) School District No.
  6-1; Unlimited Tax Series 2000 GO
  5.45%, 01/01/26(b)                      AAA     Aaa      3,940      4,198,464
-------------------------------------------------------------------------------
South Dakota (State of) Health &
  Educational Facilities Authority
  (Huron Regional Medical Center);
  Series 1994 RB
  7.25%, 04/01/20                         BBB+    --         100        102,655
===============================================================================
                                                                      4,301,119
===============================================================================

                                           RATINGS(a)      PAR        MARKET
                                          S&P   MOODY'S   (000)       VALUE
-------------------------------------------------------------------------------


TENNESSEE-0.68%

Franklin (City of) Industrial
  Development Board (Landings Apartment
  Project); Refunding Multifamily
  Housing Series 1996 A RB
  5.75%, 04/01/10(b)                      AAA     Aaa    $   735   $    784,385
-------------------------------------------------------------------------------
Putnam (County of); Refunding Unlimited
  Tax Series 2001 GO
  5.25%, 04/01/17(b)                       --     Aaa      1,000      1,140,080
-------------------------------------------------------------------------------
Robertson & Somner (Counties of) White
  House Utility District; Water & Sewer
  Series 2000 RB
  6.00%, 01/01/10(d)(e)                   NRR     Aaa      1,000      1,179,080
-------------------------------------------------------------------------------
Shelby (County of) Health Educational &
  Housing Facilities Board (Kirby Pines
  Retirement Community); Health Care
  Facilities Series 1997 A RB
  6.25%, 11/15/16(f)                       --     --       1,000        955,670
===============================================================================
                                                                      4,059,215
===============================================================================

TEXAS-21.74%

Allen (City of) Independent School
  District; Refunding Unlimited Tax
  Series 2000 GO (CEP-Texas Permanent
  School Fund)
  5.95%, 02/15/25                         AAA     Aaa      1,600      1,797,568
-------------------------------------------------------------------------------
Arlington (City of) Independent School
  District; Prerefunded Unlimited Tax
  Series 1995 GO (CEP-Texas Permanent
  School Fund)
  5.75%, 02/15/05(d)(e)                   NRR     Aaa        705        738,798
-------------------------------------------------------------------------------
Arlington (City of) Independent School
  District; Unrefunded Unlimited Tax
  Series 1995 GO (CEP-Texas Permanent
  School Fund)
  5.75%, 02/15/21                          --     Aaa        295        307,803
-------------------------------------------------------------------------------
Austin (City of); Refunding Hotel
  Occupancy Tax Sub. Lien Series 1999 RB
  5.80%, 11/15/29(b)                      AAA     Aaa      1,000      1,117,700
-------------------------------------------------------------------------------
Austin (City of) Community College
  District; Refunding Combined Fee
  Series 1995 RB
  6.10%, 02/01/05(d)(e)                   AAA     Aaa      1,115      1,170,293
-------------------------------------------------------------------------------
Austin (City of) Utility System;
  Refunding Capital Appreciation Series
  1992 RB
  3.65%, 11/15/11(b)(i)                   AAA     Aaa      1,400      1,059,800
-------------------------------------------------------------------------------
Bellville (City of) Independent School
  District; Prerefunded Unlimited Tax
  Series 1995 GO (CEP-Texas Permanent
  School Fund)
  6.13%, 02/01/06(d)(e)                    --     Aaa        535        583,482
-------------------------------------------------------------------------------


                                           RATINGS(a)      PAR        MARKET
                                          S&P   MOODY'S   (000)       VALUE
-------------------------------------------------------------------------------
TEXAS-(CONTINUED)

Bellville (City of) Independent School
  District; Unrefunded Unlimited Tax
  Series 1995 GO (CEP-Texas Permanent
  School Fund)
  6.13%, 02/01/20                          --     Aaa    $   295   $    319,187
-------------------------------------------------------------------------------
Bexar (County of) Housing Finance Corp.
  (Dymaxion & Monarch Park Apartments);
  Multifamily Housing Series 2000 A RB
  6.10%, 08/01/30(b)                       --     Aaa      1,000      1,066,800
-------------------------------------------------------------------------------
Bexar (County of) Metropolitan Water
  District; Lease Purchase Series 2001
  RB
  5.53%, 07/20/06                          --     --         441        462,276
-------------------------------------------------------------------------------
Brazos (County of) Health Facilities
  Development Corp. (Franciscan Services
  Corp. Obligated Group); Series 1997 A
  RB
  5.38%, 01/01/22(b)                      AAA     Aaa      1,250      1,328,525
-------------------------------------------------------------------------------
Carroll (City of) Independent School
  District; Refunding Unlimited Tax
  Series 2001 GO (CEP-Texas Permanent
  School Fund)
  5.25%, 02/15/33                         AAA     Aaa      1,350      1,411,250
-------------------------------------------------------------------------------
Carrollton (City of); Limited Tax Series
  1996 GO
  5.75%, 08/15/06(d)(e)                   NRR     NRR      1,000      1,104,090
-------------------------------------------------------------------------------
Cisco (City of) Jr. College District;
  Refunding Consolidated Series 2002 RB
  5.25%, 07/01/26(b)                       --     Aaa      1,000      1,054,130
-------------------------------------------------------------------------------
Cleveland (City of) Independent School
  District; Unlimited Tax Series 2001 GO
  (CEP-Texas Permanent School Fund)
  5.13%, 02/01/31                         AAA     Aaa      2,000      2,064,580
-------------------------------------------------------------------------------
Comal (County of) Independent School
  District; Refunding Unlimited Tax
  School Building Series 2001 GO
  (CEP-Texas Permanent School Fund)
  5.25%, 02/01/28                          --     Aaa      2,000      2,095,220
-------------------------------------------------------------------------------
Comal (County of) Independent School
  District; Refunding Unlimited Tax
  Series 1999 GO (CEP-Texas Permanent
  School Fund)
  5.75%, 08/01/28                          --     Aaa      1,000      1,113,110
-------------------------------------------------------------------------------
Denton (City of) Utility System; Series
  2000 A RB
  5.40%, 12/01/13(b)                      AAA     Aaa      1,000      1,120,210
-------------------------------------------------------------------------------
DeSoto (City of) Independent School
  District; Refunding Unlimited Tax
  Series 1998 GO (CEP-Texas Permanent
  School Fund)
  5.13%, 08/15/17                         AAA     --       1,000      1,001,850
-------------------------------------------------------------------------------

                                           RATINGS(a)      PAR        MARKET
                                          S&P   MOODY'S   (000)       VALUE

-------------------------------------------------------------------------------
TEXAS-(CONTINUED)

Galena Park (City of) Independent School
  District; Refunding Capital
  Appreciation Unlimited Tax Series 1996
  GO (CEP-Texas Permanent School Fund)
  5.16%, 08/15/23(i)                       --     Aaa    $ 2,000   $    742,260
-------------------------------------------------------------------------------
Georgetown (City of) Utility System;
  Series 1995 A RB
  6.20%, 08/15/05(d)(e)                   AAA     Aaa      1,500      1,613,160
-------------------------------------------------------------------------------
Grapevine (City of); Limited Tax Series
  2000 GO Ctfs.
  5.88%, 08/15/26(b)                      AAA     Aaa      1,610      1,822,456
-------------------------------------------------------------------------------
Harris (County of) Health Facilities
  Development Corp. (Memorial Hermann
  Health Care Project); Hospital Series
  2001 A RB
  6.38%, 06/01/29                          A      A2         750        812,003
-------------------------------------------------------------------------------
Harris (County of) Health Facilities
  Development Corp. (St. Luke's
  Episcopal Hospital Project); Series
  2001 A RB
  5.38%, 02/15/26                         AA-     --       1,000      1,023,270
-------------------------------------------------------------------------------
Harris (County of) Health Facilities
  Development Corp. (St. Luke's
  Episcopal Hospital Project); Series
  2002 RB
  5.13%, 02/15/32                         AA-     --       1,000      1,009,270
-------------------------------------------------------------------------------
Harris (County of) Health Facilities
  Development Corp. (Texas Childrens'
  Hospital Project); Hospital Series
  1999 A RB
  5.25%, 10/01/29                          AA     Aa2      2,000      2,051,820
-------------------------------------------------------------------------------
Harris (County of) -- Houston (City of)
  Sports Authority; Refunding Jr. Lien
  Series 2001 B RB
  5.25%, 11/15/40(b)                      AAA     Aaa      5,000      5,190,300
-------------------------------------------------------------------------------
Harris (County of) Mental Health &
  Mental Retardation Authority;
  Refunding Series 1992 RB
  6.25%, 09/15/10(b)                      AAA     Aaa      4,500      4,523,760
-------------------------------------------------------------------------------
Harris (County of); Refunding Limited
  Tax Series 2002 GO
  5.13%, 08/15/31                         AA+     Aa1      2,000      2,054,900
-------------------------------------------------------------------------------
Houston (City of) Airport System; Sub.
  Lien Series 2000 B RB
  5.50%, 07/01/30(b)                      AAA     Aaa      1,000      1,065,400
-------------------------------------------------------------------------------
Houston (City of) Water & Sewer System;
  Jr. Lien Series 1997 C RB
  5.38%, 12/01/27(b)                      AAA     Aaa      2,495      2,656,975
-------------------------------------------------------------------------------
Hurst-Euless-Bedford Independent School
  District; Prerefunded Unlimited Tax
  Series 1994 GO (CEP-Texas Permanent
  School Fund)
  6.50%, 08/15/04(d)(e)                   AAA     Aaa        640        658,925
-------------------------------------------------------------------------------


                                           RATINGS(a)      PAR        MARKET
                                          S&P   MOODY'S   (000)       VALUE
-------------------------------------------------------------------------------
TEXAS-(CONTINUED)

Hurst-Euless-Bedford Independent School
  District; Unrefunded Unlimited Tax
  Series 1994 GO (CEP-Texas Permanent
  School Fund)
  6.50%, 08/15/24                         AAA     Aaa    $   360   $    369,824
-------------------------------------------------------------------------------
Katy (City of) Independent School
  District; Limited Tax Series 1999 GO
  (CEP-Texas Permanent School Fund)
  6.13%, 02/15/32                         AAA     Aaa      1,500      1,713,585
-------------------------------------------------------------------------------
Keller (City of) Independent School
  District; Refunding Unlimited Tax
  Series 2001 GO (CEP-Texas Permanent
  School Fund)
  5.25%, 08/15/26                         AAA     Aaa      2,000      2,104,020
-------------------------------------------------------------------------------
Keller (City of) Independent School
  District; Series 1994 COP
  6.00%, 08/15/05(i)(b)(g) (Acquired
  09/13/94; cost $530,000)                AAA     Aaa        530        567,291
-------------------------------------------------------------------------------
Laredo (City of) Community College
  District; Limited Tax Series 2002 GO
  5.25%, 08/01/27(b)                      AAA     Aaa      1,000      1,053,890
-------------------------------------------------------------------------------
Laredo (City of) Community College
  District; Limited Tax Series 2002 GO
  5.25%, 08/01/32(b)                      AAA     Aaa      1,000      1,046,690
-------------------------------------------------------------------------------
Little Elm (City of) Independent School
  District; Refunding Unlimited Tax
  Series 1999 GO (CEP-Texas Permanent
  School Fund)
  6.00%, 08/15/35                         AAA     --       4,000      4,567,880
-------------------------------------------------------------------------------
Little Elm (City of) Independent School
  District; Refunding Unlimited Tax
  Series 2000 GO (CEP-Texas Permanent
  School Fund)
  6.13%, 08/15/35                         AAA     --       1,000      1,167,290
-------------------------------------------------------------------------------
Lockhart (City of) Tax and Utility
  Systems; Limited Tax Series 1996 GO
  Ctfs.
  5.90%, 08/01/06(d)(e)                   AAA     Aaa      1,100      1,218,217
-------------------------------------------------------------------------------
Lockhart (City of) Tax and Utility
  Systems; Limited Tax Series 1996 GO
  Ctfs.
  5.85%, 08/01/11(b)                      AAA     Aaa        605        663,510
-------------------------------------------------------------------------------
Lubbock (City of) Health Facilities
  Development Corp. (St. Joseph Health
  System); Series 1998 RB
  5.25%, 07/01/13                         AA-     Aa3      2,000      2,106,060
-------------------------------------------------------------------------------
Montgomery (County of); Permanent
  Improvement Limited Tax Series 2000 GO
  5.25%, 09/01/20(b)                      AAA     Aaa      1,000      1,071,610
-------------------------------------------------------------------------------

                                           RATINGS(a)      PAR        MARKET
                                          S&P   MOODY'S   (000)       VALUE

-------------------------------------------------------------------------------
TEXAS-(CONTINUED)

Nacogdoches (City of) Independent School
  District; Refunding Unlimited Tax
  Series 2001 GO (CEP-Texas Permanent
  School Fund)
  5.30%, 02/15/25                         AAA     Aaa    $ 2,765   $  2,912,347
-------------------------------------------------------------------------------
Northside Independent School District;
  Unlimited Tax Series 1999 A GO
  (CEP-Texas Permanent School Fund)
  5.50%, 08/15/24                         AAA     Aaa      1,000      1,088,750
-------------------------------------------------------------------------------
Nueces River Authority (Corpus Christi
  Lake); Water Supply Facilities Series
  1997 RB
  5.50%, 03/01/27(b)                      AAA     Aaa      1,900      2,049,036
-------------------------------------------------------------------------------
Pasadena (City of); Limited Tax Series
  2002 GO Ctfs.
  5.25%, 04/01/32(b)                      AAA     Aaa      2,000      2,092,060
-------------------------------------------------------------------------------
Pflugerville (City of) Independent
  School District; Unlimited Tax Series
  2000 GO (CEP-Texas Permanent School
  Fund)
  5.50%, 08/15/23                         AAA     Aaa      1,615      1,773,415
-------------------------------------------------------------------------------
Plano (City of); Limited Tax Series 2000
  GO
  5.88%, 09/01/19                         AAA     Aaa        850        983,833
-------------------------------------------------------------------------------
Richardson (City of) Hospital Authority
  (Baylor/Richardson Medical Center);
  Unrefunded Hospital Series 1993 RB
  6.50%, 12/01/12                         BBB+   Baa1        725        742,799
-------------------------------------------------------------------------------
Richardson (City of); Hotel Occupancy
  Limited Tax Series 2000 A GO Ctfs.
  5.75%, 02/15/21(b)                      AAA     Aaa      2,000      2,256,620
-------------------------------------------------------------------------------
Richardson (City of); Limited Tax Series
  2001 GO Ctfs.
  5.00%, 02/15/19                         AA+     Aa1      1,720      1,802,990
-------------------------------------------------------------------------------
Rockwall (City of) Independent School
  District; School Building Unlimited
  Tax Series 2003 GO (CEP-Texas
  Permanent School Fund)
  5.25%, 02/15/29                         AAA     Aaa      1,000      1,050,590
-------------------------------------------------------------------------------
San Angelo (City of) Waterworks & Sewer
  System; Refunding & Improvement Series
  2001 RB
  5.25%, 04/01/19(b)                      AAA     Aaa      1,000      1,072,580
-------------------------------------------------------------------------------
San Antonio (City of) Independent School
  District; Unlimited Tax Series 1999 GO
  (CEP-Texas Permanent School Fund)
  5.50%, 08/15/24                         AAA     Aaa      3,500      3,810,625
-------------------------------------------------------------------------------
San Antonio (City of); Limited Tax
  Series 2000 A GO
  5.38%, 02/01/19                         AA+     Aa2      1,185      1,282,774
-------------------------------------------------------------------------------
San Antonio (City of); Refunding Water
  Series 1999 RB
  5.88%, 05/15/18                         AA-     Aa3      1,000      1,150,910
-------------------------------------------------------------------------------


                                           RATINGS(a)      PAR        MARKET
                                          S&P   MOODY'S   (000)       VALUE
-------------------------------------------------------------------------------
TEXAS-(CONTINUED)

Schertz-Cibolo-Universal City
  Independent School District; Refunding
  Building Unlimited Tax Series 2001 GO
  (CEP-Texas Permanent School Fund)
  5.13%, 08/01/25                          --     Aaa    $ 1,535   $  1,594,451
-------------------------------------------------------------------------------
Spring Branch (City of) Independent
  School District; Limited Tax Series
  2000 GO (CEP-Texas Permanent School
  Fund)
  5.75%, 02/01/24                         AAA     Aaa      5,000      5,586,150
-------------------------------------------------------------------------------
Texas (State of); Refunding Water
  Development Unlimited Tax Series 2001
  A GO
  5.25%, 08/01/35                          AA     Aa1      1,840      1,926,940
-------------------------------------------------------------------------------
Texas (State of) (Veteran's Land);
  Unlimited Tax Series 1994 GO
  6.40%, 12/01/24(c)                       AA     Aa1      2,000      2,075,440
-------------------------------------------------------------------------------
Texas (State of) (Water Financial
  Assistance); Unlimited Tax Series 1999
  GO
  5.50%, 08/01/24                          AA     Aa1      1,500      1,624,545
-------------------------------------------------------------------------------
Texas (State of) Department of Housing &
  Community Affairs (Asmara Affordable
  Housing Inc. Project); Multifamily
  Housing Series 1996 A RB
  6.30%, 01/01/07(d)(e)                   AAA     NRR        310        325,705
-------------------------------------------------------------------------------
Texas (State of) North Central Texas
  Health Facilities Development Corp.
  (Texas Health Resources System);
  Series 1997 B RB
  5.75%, 02/15/12(b)                      AAA     Aaa      2,000      2,228,200
-------------------------------------------------------------------------------
Texas (State of) Public Property Finance
  Corp. (Mental Health & Mental
  Retardation); Series 1996 RB
  6.20%, 09/01/16                         BBB+    --         735        750,464
-------------------------------------------------------------------------------
Texas (State of) Turnpike Authority
  (Central Texas Turnpike System); First
  Tier Series 2002 A RB
  5.50%, 08/15/39(b)                      AAA     Aaa      1,000      1,082,690
-------------------------------------------------------------------------------
Town Center Improvement District; Sales
  & Hotel Occupancy Tax Series 2001 RB
  5.13%, 03/01/21(b)                      AAA     Aaa      2,500      2,619,925
-------------------------------------------------------------------------------
Town Center Improvement District; Sales
  & Hotel Occupancy Tax Series 2001 RB
  5.13%, 03/01/23(b)                      AAA     Aaa      1,000      1,039,930
-------------------------------------------------------------------------------
Town Center Improvement District; Sales
  & Hotel Occupancy Tax Series 2001 RB
  5.25%, 03/01/27(b)                      AAA     Aaa      2,800      2,929,388
-------------------------------------------------------------------------------

                                           RATINGS(a)      PAR        MARKET
                                          S&P   MOODY'S   (000)       VALUE

-------------------------------------------------------------------------------
TEXAS-(CONTINUED)

United Independent School District;
  Unlimited Tax Series 2000 GO
  (CEP-Texas Permanent School Fund)
  5.13%, 08/15/26                         AAA     Aaa    $ 1,000   $  1,041,700
-------------------------------------------------------------------------------
University of Texas Financing System;
  Series 1999 B RB
  5.70%, 08/15/09(d)(e)                   AAA     Aaa      1,000      1,164,320
-------------------------------------------------------------------------------
Victoria (County of) (Citizens Medical
  Center); Hospital Series 1994 RB
  6.20%, 01/01/10(b)                      AAA     Aaa      1,000      1,024,850
-------------------------------------------------------------------------------
Waxahachie (City of) Independent School
  District; Refunding Unlimited Tax
  Series 2002 GO (CEP-Texas Permanent
  School Fund)
  5.25%, 08/15/26                          --     Aaa      3,400      3,576,834
-------------------------------------------------------------------------------
Waxahachie (City of) Independent School
  District; Refunding Unlimited Tax
  Series 2002 GO (CEP-Texas Permanent
  School Fund)
  5.25%, 08/15/30                          --     Aaa      2,890      3,032,737
-------------------------------------------------------------------------------
Waxahachie (City of) Independent School
  District; Refunding Unlimited Tax
  Series 2002 GO (CEP-Texas Permanent
  School Fund)
  5.38%, 08/15/27                          --     Aaa      2,000      2,125,140
-------------------------------------------------------------------------------
Weatherford (City of) Independent School
  District; Prerefunded Unlimited Tax
  Series 1994 GO (CEP-Texas Permanent
  School Fund)
  6.40%, 02/15/05(d)(e)                   NRR     Aaa        900        949,122
-------------------------------------------------------------------------------
Weatherford (City of) Independent School
  District; Unrefunded Unlimited Tax
  Series 1994 GO (CEP-Texas Permanent
  School Fund)
  6.40%, 02/15/12                          --     Aaa        100        105,002
-------------------------------------------------------------------------------
West University Place (City of);
  Permanent Improvement Limited Tax
  Series 2000 GO
  5.30%, 02/01/18(b)                      AAA     Aaa      1,000      1,082,490
-------------------------------------------------------------------------------
West University Place (City of);
  Permanent Improvement Limited Tax
  Series 2000 GO
  5.35%, 02/01/20(b)                      AAA     Aaa      2,150      2,297,383
-------------------------------------------------------------------------------
Ysleta (City of) Independent School
  District Public Facility Corp.;
  Refunding Lease Series 2001 RB
  5.38%, 11/15/24(b)                      AAA     Aaa      1,300      1,374,100
===============================================================================
                                                                    129,417,873
===============================================================================


                                           RATINGS(a)      PAR        MARKET
                                          S&P   MOODY'S   (000)       VALUE
-------------------------------------------------------------------------------

UTAH-1.09%

Intermountain Power Agency; Power Supply
  Series 1995 B RB
  5.00%, 07/01/16(d)                      NRR     NRR    $ 1,240   $  1,248,978
-------------------------------------------------------------------------------
Salt Lake (County of) (Westminster
  College Project); Series 1997 RB
  5.75%, 10/01/27                         BBB     --       1,000      1,037,050
-------------------------------------------------------------------------------
South Jordan (City of); Sales Tax Series
  2001 RB
  5.20%, 08/15/26(b)                      AAA     Aaa      1,500      1,559,610
-------------------------------------------------------------------------------
Utah (State of) Housing Finance Agency;
  Single Family Housing Series 1994 D-1
  RB (CEP-FHA/VA/ FmHA)
  6.45%, 07/01/11                          --     Aaa         50         51,347
-------------------------------------------------------------------------------
Utah (State of) Housing Finance Agency;
  Single Family Mortgage Sub-Series 1994
  C RB (CEP-FHA/ VA/FmHA)
  6.05%, 07/01/06                          --     Aa1         40         41,985
-------------------------------------------------------------------------------
Utah (State of) Housing Finance Agency;
  Single Family Mortgage Sub-Series 1994
  E-1 RB 6.30%, 07/01/06                  AA-     --          15         15,784
-------------------------------------------------------------------------------
Utah (State of) Housing Finance Agency;
  Single Family Mortgage Sub-Series 2000
  B-1 RB (CEP-FHA/VA)
  6.00%, 07/01/10(c)                      AA-     Aa3        275        285,799
-------------------------------------------------------------------------------
Utah (State of) Housing Finance Agency;
  Sr. Single Family Mortgage Series 1995
  G-2 RB
  6.45%, 07/01/27(c)                      AAA     Aaa        205        211,490
-------------------------------------------------------------------------------
Washington (City of); Sales Tax Series
  2003 RB
  5.00%, 11/15/23(b)                      AAA     Aaa        915        953,759
-------------------------------------------------------------------------------
West Valley (City of); Sales Tax Series
  2002 A RB
  5.00%, 07/15/19(b)                      AAA     Aaa      1,035      1,095,610
===============================================================================
                                                                      6,501,412
===============================================================================

VERMONT-0.27%

Vermont (State of) Educational & Health
  Buildings Financing Agency (Fletcher
  Allen Health Care); Hospital Series
  2000 A RB
  6.00%, 12/01/23(b)                      AAA     Aaa      1,000      1,150,560
-------------------------------------------------------------------------------
Vermont (State of) Housing Finance
  Agency; Single Family Housing Series
  1994 5 RB
  6.88%, 11/01/16(c)                       A+     A1         430        441,533
===============================================================================
                                                                      1,592,093
===============================================================================

                                           RATINGS(a)      PAR        MARKET
                                          S&P   MOODY'S   (000)       VALUE
-------------------------------------------------------------------------------


VIRGIN ISLANDS-0.27%

Virgin Islands (Territory of) Public
  Finance Authority (Gross Receipts
  Taxes Loan Notes); Series 1999 A RB
  6.13%, 10/01/29(b)                       A      --     $   500   $    553,935
-------------------------------------------------------------------------------
Virgin Islands (Territory of) Public
  Finance Authority (Gross Receipts
  Taxes Loan Notes); Series 2003 RB
  5.00%, 10/01/31(b)                       A      --       1,000      1,024,860
===============================================================================
                                                                      1,578,795
===============================================================================

VIRGINIA-1.15%

Fauquier (County of) Industrial
  Development Authority (Fauquier
  Hospital Foundation, Inc.); Hospital
  Series 2002 IDR (CEP-Radian
  Reinsurance Inc.)
  5.25%, 10/01/31                          AA     --       1,000      1,041,370
-------------------------------------------------------------------------------
Fauquier (County of) Industrial
  Development Authority (Fauquier
  Hospital Foundation, Inc.) Hospital
  Series 2002 IDR (CEP-Radian
  Reinsurance Inc.)
  5.50%, 10/01/17                          AA     --         500        561,890
-------------------------------------------------------------------------------
Henrico (County of) Economic Development
  Authority (Virginia United Methodist
  Homes Inc.); Refunding Residential
  Care Facilities Series 2002 A RB
  6.50%, 06/01/22(f)                       --     --       2,000      2,013,060
-------------------------------------------------------------------------------
Norton (City of) Industrial Development
  Authority (Norton Community Hospital);
  Refunding & Improvement Hospital
  Series 2001 RB
  6.00%, 12/01/22(b)                       A      --       1,000      1,086,380
-------------------------------------------------------------------------------
Suffolk (City of) Industrial Development
  Authority (Hotel & Conference Center);
  Economic Development Series 2003 IDR
  5.00%, 10/01/23(b)                       A      --         500        506,080
-------------------------------------------------------------------------------
Virginia (State of) Housing Development
  Authority; Series 2000 D RB
  5.70%, 04/01/11(c)                      AA+     Aa1      1,500      1,651,725
===============================================================================
                                                                      6,860,505
===============================================================================

WASHINGTON-1.73%

Clark (County of) School District No.
  117; Unlimited Tax Series 1995 GO
  6.00%, 12/01/05(d)(e)                   AAA     Aaa      1,000      1,083,340
-------------------------------------------------------------------------------
King (County of); Sewer Series 1999 RB
  5.50%, 01/01/22(b)                      AAA     Aaa      1,000      1,099,780
-------------------------------------------------------------------------------


                                           RATINGS(a)      PAR        MARKET
                                          S&P   MOODY'S   (000)       VALUE
-------------------------------------------------------------------------------
WASHINGTON-(CONTINUED)

Pend Oreille (County of) Public Utility
  District No. 1; Electric Series 1996 B
  RB
  6.30%, 01/01/17                         BBB+    A3     $ 1,400   $  1,498,980
-------------------------------------------------------------------------------
Pierce (County of) White River School
  District No. 416; Unlimited Tax Series
  2000 GO
  5.35%, 12/01/09                          --     Aa1      1,550      1,766,380
-------------------------------------------------------------------------------
Washington (State of) Health Care
  Facilities Authority (Providence
  Health System Project); Series 2001 A
  RB
  5.25%, 10/01/21(b)                      AAA     Aaa      2,000      2,125,420
-------------------------------------------------------------------------------
Washington (State of) Public Power
  Supply System (Nuclear Project No. 1);
  Refunding Series 1996 A RB
  5.75%, 07/01/12(b)                      AAA     Aaa      2,000      2,215,580
-------------------------------------------------------------------------------
West Richland (City of); Water & Sewer
  Series 1994 RB
  7.00%, 12/01/04(d)(e)                   AAA     Aaa        500        525,005
===============================================================================
                                                                     10,314,485
===============================================================================

WISCONSIN-1.48%

Adams-Friendship (Cities of) Area School
  District; Refunding Unlimited Tax
  Series 1996 GO
  6.50%, 04/01/15(b)                      AAA     Aaa      1,340      1,676,193
-------------------------------------------------------------------------------
Wisconsin (State of) Health &
  Educational Facilities Authority
  (Sinai Samaritan Medical Center Inc.);
  Series 1996 RB
  5.75%, 08/15/16(b)                      AAA     Aaa      1,500      1,656,390
-------------------------------------------------------------------------------

                                           RATINGS(a)      PAR        MARKET
                                          S&P   MOODY'S   (000)       VALUE
-------------------------------------------------------------------------------

WISCONSIN-(CONTINUED)

Wisconsin (State of) Health &
  Educational Facilities Authority
  (Sisters of the Sorrowful Mother
  Ministry Corp.); Series 1997 A RB
  5.90%, 08/15/24(b)                      AAA     Aaa    $ 2,500   $  2,722,900
-------------------------------------------------------------------------------
Wisconsin (State of); Unlimited Tax
  Series 2000 C GO
  5.50%, 05/01/19                         AA-     Aa3      2,500      2,779,500
===============================================================================
                                                                      8,834,983
===============================================================================

WYOMING-0.40%

Laramie (County of) (Memorial Hospital
  Project); Hospital Series 1992 RB
  6.70%, 05/01/12(b)                      AAA     Aaa        250        253,545
-------------------------------------------------------------------------------
Natrona (County of) (Wyoming Medical
  Center Project); Hospital Series 1995
  RB
  6.00%, 03/15/06(d)(e)                   AAA     Aaa      1,000      1,103,180
-------------------------------------------------------------------------------
Sweetwater (County of) (Idaho Power Co.
  Project); Refunding Series 1996 A PCR
  6.05%, 07/15/26                         BBB+    A3       1,000      1,035,730
===============================================================================
                                                                      2,392,455
===============================================================================
TOTAL INVESTMENTS-98.81% (Cost
  $539,784,983)                                                     588,375,522
===============================================================================
OTHER ASSETS LESS LIABILITIES-1.19%                                   7,110,955
===============================================================================
NET ASSETS-100.00%                                                 $595,486,477
_______________________________________________________________________________
===============================================================================

Investment Abbreviations:

CEP   - Credit Enhancement Provider
COP   - Certificate of Participation
Ctfs. - Certificates
FHA   - Federal Housing Administration
FmHA  - Farmers Home Administration
GNMA  - Government National Mortgage Association
GO    - General Obligation Bonds
IDR   - Industrial Development Revenue Bonds
Jr.   - Junior
LOC   - Letter of Credit
PCR   - Pollution Control Revenue Bonds
RB    - Revenue Bonds
Sr.   - Senior
Sub.  - Subordinated
TAN   - Tax Allocation Notes
VA    - Department of Veterans' Affairs
Wts.  - Warrants

Notes to Schedule of Investments:

(a) Ratings assigned by Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's"). NRR indicates a security that is not re-rated subsequent to funding of an escrow fund (consisting of U.S. Treasury obligations); this funding is pursuant to an advance refunding of this security.
(b) Principal and interest payments are secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., American Capital Access Holdings, Financial Guaranty Insurance Co., Financial Security Assurance Inc., or MBIA Insurance Corp.
(c) Security subject to the alternative minimum tax.
(d) Advance refunded; secured by an escrow fund of U.S. Treasury obligations.
(e) Security has an irrevocable call or mandatory put by the issuer. Maturity date reflects such call or put.
(f) Unrated security; determined by the investment advisor to be of comparable quality to the rated securities in which the Fund may invest pursuant to guidelines of quality adopted by the Board of Trustees and followed by the investment advisor.
(g) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 01/31/04 was $5,133,444, which represented 0.86% of the Fund's net assets. These securities are considered to be illiquid.
(h) Principal and interest payments are guaranteed by the letter of credit agreement.
(i) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2004
(Unaudited)

ASSETS:

Investments, at market value (cost
  $539,784,983)                                $588,375,522
-----------------------------------------------------------
Receivables for:
  Investments sold                                  906,130
-----------------------------------------------------------
  Fund shares sold                                  296,731
-----------------------------------------------------------
  Interest                                        8,217,197
-----------------------------------------------------------
  Amount due from Advisor                            71,922
-----------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                  136,896
-----------------------------------------------------------
Other assets                                         58,699
===========================================================
    Total assets                               $598,063,097
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                            943,805
-----------------------------------------------------------
  Amount due custodian bank                         514,059
-----------------------------------------------------------
  Dividends                                         760,980
-----------------------------------------------------------
  Deferred compensation and retirement plans        164,326
-----------------------------------------------------------
Accrued distribution fees                           151,060
-----------------------------------------------------------
Accrued trustees' fees                                  782
-----------------------------------------------------------
Accrued transfer agent fees                          37,230
-----------------------------------------------------------
Accrued operating expenses                            4,378
===========================================================
    Total liabilities                             2,576,620
===========================================================
Net assets applicable to shares outstanding    $595,486,477
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $556,728,407
-----------------------------------------------------------
Undistributed net investment income                 226,197
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                         (10,058,666)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities                                     48,590,539
===========================================================
                                               $595,486,477
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $306,861,078
___________________________________________________________
===========================================================
Class B                                        $ 84,582,272
___________________________________________________________
===========================================================
Class C                                        $ 24,157,046
___________________________________________________________
===========================================================
Investor Class                                 $179,886,081
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          37,327,160
___________________________________________________________
===========================================================
Class B                                          10,270,951
___________________________________________________________
===========================================================
Class C                                           2,939,354
___________________________________________________________
===========================================================
Investor Class                                   21,870,558
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $       8.22
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.22 divided by
      95.25%)                                  $       8.63
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $       8.24
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $       8.22
___________________________________________________________
===========================================================
Investor Class:
  Net asset value and offering price per
    share                                      $       8.23
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended January 31, 2004
(Unaudited)

INVESTMENT INCOME:

Interest                                                       13,310,659
_________________________________________________________________________
=========================================================================

EXPENSES:

Advisory fees                                                   1,095,752
-------------------------------------------------------------------------
Administrative services fees                                       70,838
-------------------------------------------------------------------------
Custodian fees                                                     12,696
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         393,699
-------------------------------------------------------------------------
  Class B                                                         451,598
-------------------------------------------------------------------------
  Class C                                                         117,982
-------------------------------------------------------------------------
  Investor Class                                                   37,800
-------------------------------------------------------------------------
Transfer agent fees                                               181,914
-------------------------------------------------------------------------
Trustees' fees                                                      7,484
-------------------------------------------------------------------------
Other                                                             114,653
=========================================================================
    Total expenses                                              2,484,416
=========================================================================
Less: Expense offset arrangements                                  (2,277)
=========================================================================
    Net expenses                                                2,482,139
=========================================================================
Net investment income                                          10,828,520
=========================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES:

Net realized gain from investment securities                      479,745
=========================================================================
Change in net unrealized appreciation of investment
  securities                                                   13,938,854
=========================================================================
Net gain from investment securities                            14,418,599
=========================================================================
Net increase in net assets resulting from operations          $25,247,119
_________________________________________________________________________
=========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended January 31, 2004 and the year ended July 31, 2003 (Unaudited)

                                                               JANUARY 31,       JULY 31,
                                                                  2004             2003
-------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $ 10,828,520     $ 20,711,876
-------------------------------------------------------------------------------------------
  Net realized gain from investment securities                     479,745          194,250
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       13,938,854       (4,964,846)
===========================================================================================
    Net increase in net assets resulting from operations        25,247,119       15,941,280
===========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                       (6,958,346)     (15,869,640)
-------------------------------------------------------------------------------------------
  Class B                                                       (1,661,829)      (4,141,072)
-------------------------------------------------------------------------------------------
  Class C                                                         (433,816)      (1,054,998)
-------------------------------------------------------------------------------------------
  Investor Class                                                (1,489,240)              --
===========================================================================================
    Decrease in net assets resulting from distributions        (10,543,231)     (21,065,710)
===========================================================================================
Share transactions-net:
  Class A                                                      (31,306,463)      (7,594,641)
-------------------------------------------------------------------------------------------
  Class B                                                      (15,327,770)      (5,994,533)
-------------------------------------------------------------------------------------------
  Class C                                                       (1,997,071)      (3,421,085)
-------------------------------------------------------------------------------------------
  Investor Class                                               178,679,255               --
===========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        130,047,951      (17,010,259)
===========================================================================================
    Net increase (decrease) in net assets                      144,751,839      (22,134,689)
===========================================================================================

NET ASSETS:

  Beginning of period                                          450,734,638      472,869,327
===========================================================================================
  End of period (including undistributed net investment
    income of $226,197 and $(59,092) for 2004 and 2003,
    respectively)                                             $595,486,477     $450,734,638
___________________________________________________________________________________________
===========================================================================================

NOTES TO FINANCIAL STATEMENTS

January 31, 2004
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Municipal Bond Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high level of current income exempt from federal income taxes, consistent with the preservation of principal.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end, and as such, the net asset value for shareholder transactions may be different than the net asset value reported in these financial statements. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Portfolio securities are valued on the basis of prices provided by an independent pricing service approved by the Board of Trustees. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Portfolio securities for which prices are not provided by the pricing service are valued at the mean between the last available bid and asked prices, unless the Board of Trustees, or persons designated by the Board of Trustees, determines that the mean between the last available bid and asked prices does not accurately reflect the current market value of the security. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Securities with a demand feature exercisable within one to seven days are valued at par. Notwithstanding the above, short-term obligations with maturities of 60 days or less and commercial paper are valued at amortized cost which approximates market value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.50% on the first $200 million of the Fund's average daily net assets, plus 0.40% on the next $300 million of the Fund's average daily net assets, plus 0.35% on the next $500 million of the Fund's average daily net assets, plus 0.30% on the Fund's average daily net assets in excess of $1 billion.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended January 31, 2004, AIM was paid $70,838 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the six months ended January 31, 2004, AISI retained $75,499 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C and 0.25% of the average daily net assets of Investor Class shares. Of these amounts, 0.25% of the average daily net assets of the Class A, Class B, or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended January 31, 2004, the Class A, Class B, Class C and Investor Class shares paid $393,699, $451,598, $117,982 and $37,800, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended January 31, 2004, AIM Distributors retained $27,242 in front-end sales commissions from the sale of Class A shares and $21,528, $2,762 and $1,940 for Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts. For the six months ended January 31, 2004, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $2,277 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $2,277.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    During the six months ended January 31, 2004, the Fund paid legal fees of $3,141 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended January 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be updated at the Fund's fiscal year-end.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
July 31, 2004                                 $    92,144
----------------------------------------------------------
July 31, 2007                                   1,947,609
----------------------------------------------------------
July 31, 2008                                   8,431,875
==========================================================
Total capital loss carryforward               $10,471,628
__________________________________________________________
==========================================================

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended January 31, 2004 was $9,833,355 and $64,711,591, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
           INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                         $49,394,931
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (871,175)
===========================================================
Net unrealized appreciation of investment
  securities                                    $48,523,756
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $539,851,766.

NOTE 8--SHARE INFORMATION

The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Investor Class shares are sold at net asset value. Under some circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                    SIX MONTHS ENDED                   YEAR ENDED
                                                                    JANUARY 31, 2004                 JULY 31, 2003
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       8,578,242    $  68,608,844     41,276,911    $ 336,373,916
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                         404,963        3,291,326      3,425,769       27,924,611
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         673,792        5,478,759      2,577,392       21,026,115
--------------------------------------------------------------------------------------------------------------------------
  Investor Class*                                                 312,194        2,554,696             --               --
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         472,802        3,844,570      1,071,470        8,718,591
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                         131,226        1,068,895        314,210        2,560,594
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                          36,776          299,000         90,736          737,965
--------------------------------------------------------------------------------------------------------------------------
  Investor Class*                                                 132,680        1,087,829             --               --
==========================================================================================================================
Issued in connection with acquisitions:**
  Class A                                                         181,334        1,481,885             --               --
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                          81,647          667,854             --               --
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         205,579        1,679,589             --               --
--------------------------------------------------------------------------------------------------------------------------
  Investor Class*                                              22,822,011      186,469,042             --               --
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         437,968        3,571,325        668,278        5,433,316
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (437,181)      (3,571,325)      (625,570)      (5,433,316)
==========================================================================================================================
Reacquired:
  Class A                                                     (13,572,042)    (108,813,087)   (43,911,135)    (358,120,464)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (2,074,450)     (16,784,520)    (3,849,409)     (31,046,422)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,170,785)      (9,454,419)    (3,094,367)     (25,185,165)
--------------------------------------------------------------------------------------------------------------------------
  Investor Class*                                              (1,396,327)     (11,432,312)            --               --
==========================================================================================================================
                                                               15,820,429    $ 130,047,951     (2,055,715)   $ (17,010,259)
__________________________________________________________________________________________________________________________
==========================================================================================================================

 * Investor Class shares commenced sales on September 30, 2003.
** As of the open of business on November 24, 2003, the Fund acquired all of the net assets of INVESCO Tax-Free Bond Fund pursuant to a plan of reorganization approved by INVESCO Tax-Free Bond Fund shareholders on October 28, 2003. The acquisition was accomplished by a tax-free exchange of 23,290,571 shares of the Fund for 12,061,820 shares of INVESCO Tax-Free Bond Fund outstanding as of the close of business November 21, 2003. Invesco Tax-Free Bond Fund's net assets at that date of $190,298,370 including $16,453,346 of unrealized appreciation, were combined with those of the Fund. On the acquired date, INVESCO Tax-Free Bond Fund had undistributed net investment income (loss) of $(61,039) and undistributed net realized gain (loss) of $(1,464,237). The aggregate net assets of the Fund immediately before the acquisition were $421,005,314.

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                               CLASS A
                                    ---------------------------------------------------------------------------------------------
                                    SIX MONTHS
                                      ENDED                    YEAR ENDED JULY 31,                 SEVEN MONTHS      YEAR ENDED
                                    JANUARY 31,       --------------------------------------       ENDED JULY 31,    DECEMBER 31,
                                      2004              2003           2002           2001            2000              1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                             $   7.96         $   8.06       $   8.06       $   7.83          $   7.74         $   8.35
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                  0.18             0.37           0.38(a)        0.40              0.24(b)          0.41
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)       0.26            (0.09)          0.00           0.23              0.09            (0.61)
=================================================================================================================================
    Total from investment
      operations                         0.44             0.28           0.38           0.63              0.33            (0.20)
=================================================================================================================================
Less dividends from net investment
  income                                (0.18)           (0.38)         (0.38)         (0.40)            (0.24)           (0.41)
=================================================================================================================================
Net asset value, end of period       $   8.22         $   7.96       $   8.06       $   8.06          $   7.83         $   7.74
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                          5.57%            3.43%          4.84%          8.28%             4.32%           (2.45)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                           $306,861         $328,280       $339,545       $322,437          $283,416         $294,720
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets                                 0.85%(d)         0.82%          0.81%          0.85%             0.85%(e)         0.84%
=================================================================================================================================
Ratio of net investment income to
  average net assets                     4.50%(d)         4.55%          4.79%(a)       5.06%             5.32%(e)         5.01%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                  2%              20%            35%            28%               18%              28%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $313,247,603.
(e)  Annualized.
(f)  Not annualized for periods less than one year.


                                                                                CLASS B
                                      -------------------------------------------------------------------------------------------
                                      SIX MONTHS
                                        ENDED                  YEAR ENDED JULY 31,              SEVEN MONTHS         YEAR ENDED
                                      JANUARY 31,       ---------------------------------       ENDED JULY 31,       DECEMBER 31,
                                        2004             2003        2002          2001            2000                1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period    $  7.98         $  8.07    $   8.07       $  7.84          $  7.75             $  8.37
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                    0.15            0.31        0.32(a)       0.34             0.21(b)             0.35
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)         0.26           (0.08)       0.00          0.23             0.08               (0.62)
=================================================================================================================================
    Total from investment operations       0.41            0.23        0.32          0.57             0.29               (0.27)
=================================================================================================================================
Less dividends from net investment
  income                                  (0.15)          (0.32)      (0.32)        (0.34)           (0.20)              (0.35)
=================================================================================================================================
Net asset value, end of period          $  8.24         $  7.98    $   8.07       $  8.07          $  7.84             $  7.75
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                            5.17%           2.79%       4.05%         7.46%            3.84%              (3.28)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                              $84,582         $97,030    $104,150       $86,565          $67,363             $72,256
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets                                   1.60%(d)        1.57%       1.56%         1.60%            1.61%(e)            1.59%
=================================================================================================================================
Ratio of net investment income to
  average net assets                       3.75%(d)        3.80%       4.04%(a)      4.31%            4.56%(e)            4.26%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                    2%             20%         35%           28%              18%                 28%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $89,828,644.
(e)  Annualized.
(f)  Not annualized for periods less than one year.


                                                                                  CLASS C
                                          ---------------------------------------------------------------------------------------
                                          SIX MONTHS
                                            ENDED                 YEAR ENDED JULY 31,              SEVEN MONTHS      YEAR ENDED
                                          JANUARY 31,       --------------------------------       ENDED JULY 31,    DECEMBER 31,
                                            2004             2003       2002          2001            2000             1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $  7.96         $  8.06    $  8.05       $  7.83           $ 7.74           $ 8.35
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        0.15            0.31       0.32(a)       0.34             0.21(b)          0.35
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                   0.26           (0.09)      0.01          0.22             0.08            (0.61)
=================================================================================================================================
    Total from investment operations           0.41            0.22       0.33          0.56             0.29            (0.26)
=================================================================================================================================
Less dividends from net investment
  income                                      (0.15)          (0.32)     (0.32)        (0.34)           (0.20)           (0.35)
=================================================================================================================================
Net asset value, end of period              $  8.22         $  7.96    $  8.06       $  8.05           $ 7.83           $ 7.74
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                5.19%           2.67%      4.19%         7.34%            3.85%           (3.16)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)    $24,157         $25,425    $29,175       $17,889           $8,252           $9,652
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets        1.60%(d)        1.57%      1.56%         1.60%            1.61%(e)         1.59%
=================================================================================================================================
Ratio of net investment income to
  average net assets                           3.75%(d)        3.80%      4.04%(a)      4.31%            4.56%(e)         4.26%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                        2%             20%        35%           28%              18%              28%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $23,468,207.
(e)  Annualized.
(f)  Not annualized for periods less than one year.


                                                                INVESTOR CLASS
                                                                --------------
                                                                 SEPTEMBER 30,
                                                                     2003
                                                                  (DATE SALES
                                                                 COMMENCED) TO
                                                                  JANUARY 31,
                                                                     2004
------------------------------------------------------------------------------
Net asset value, beginning of period                               $   8.16
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.12
------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)               0.07
==============================================================================
    Total from investment operations                                   0.19
==============================================================================
Less dividends from net investment income                             (0.12)
==============================================================================
Net asset value, end of period                                     $   8.23
______________________________________________________________________________
==============================================================================
Total return(a)                                                        2.35%
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $179,886
______________________________________________________________________________
==============================================================================
Ratio of expenses to average net assets                                0.71%(b)
==============================================================================
Ratio of net investment income to average net assets                   4.64%(b)
______________________________________________________________________________
==============================================================================
Portfolio turnover rate(c)                                                2%
______________________________________________________________________________
==============================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(b)  Ratios are annualized based on average daily net assets of $102,252,970.
(c)  Not annualized for periods less than one year.

NOTE 10--LEGAL PROCEEDINGS

Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

  A.  Regulatory Inquiries and Actions
      ---------------------------------

    1.  IFG

On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the chief executive officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (the parent of AIM) and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Department of Banking for the State of Connecticut and the Colorado Securities Division. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD Inc. and the SEC, none of which directly bears upon the Fund. IFG is providing full cooperation with respect to these inquiries.

    2.  AIM

AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

    3.  AMVESCAP Response

AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

  B.  Private Actions
      ---------------

In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions alleging market timing throughout the mutual fund industry should be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Twelve actions filed against IFG have been conditionally transferred to the Panel in Maryland, and IFG and AIM anticipate that all other market timing actions that may be filed or that are already pending against IFG and/or AIM will be transferred to the Panel as well.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Municipal Bond Fund, an investment portfolio of AIM Investment Securities Funds, a Delaware statutory trust, was held on October 21, 2003. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                                        WITHHOLDING
       TRUSTEES/ MATTER                                                VOTES FOR         AUTHORITY
---------------------------------------------------------------------------------------------------
(1)*   Bob R. Baker................................................  1,430,557,734      19,888,865
       Frank S. Bayley.............................................  1,430,328,954      20,117,645
       James T. Bunch..............................................  1,430,768,168      19,678,431
       Bruce L. Crockett...........................................  1,430,659,866      19,786,733
       Albert R. Dowden............................................  1,430,613,991      19,832,608
       Edward K. Dunn, Jr..........................................  1,430,557,918      19,888,681
       Jack M. Fields..............................................  1,430,604,411      19,842,188
       Carl Frischling.............................................  1,430,139,075      20,307,524
       Robert H. Graham............................................  1,430,382,712      20,063,887
       Gerald J. Lewis.............................................  1,430,101,093      20,345,506
       Prema Mathai-Davis..........................................  1,430,403,656      20,042,943
       Lewis F. Pennock............................................  1,430,682,327      19,764,272
       Ruth H. Quigley.............................................  1,430,286,369      20,160,230
       Louis S. Sklar..............................................  1,430,522,821      19,923,778
       Larry Soll, Ph.D............................................  1,430,500,783      19,945,816
       Mark H. Williamson..........................................  1,430,415,623      20,030,976

* Proposal required approval by a combined vote of all the portfolios of AIM Investment Securities Funds.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES              OFFICERS                                  OFFICE OF THE FUND
Bob R. Baker                   Robert H. Graham                          11 Greenway Plaza
Frank S. Bayley                Chairman and President                    Suite 100
James T. Bunch                                                           Houston, TX 77046-1173
Bruce L. Crockett              Mark H. Williamson
Albert R. Dowden               Executive Vice President                  INVESTMENT ADVISOR
Edward K. Dunn Jr.                                                       A I M Advisors, Inc.
Jack M. Fields                 Kevin M. Carome                           11 Greenway Plaza
Carl Frischling                Senior Vice President and                 Suite 100
Robert H. Graham               Chief Legal Officer                       Houston, TX 77046-1173
Gerald J. Lewis
Prema Mathai-Davis             Sidney M. Dilgren                         TRANSFER AGENT
Lewis F. Pennock               Vice President and Treasurer              AIM Investment Services, Inc.
Ruth H. Quigley                                                          P.O. Box 4739
Louis S. Sklar                 Stuart W. Coco                            Houston, TX 77210-4739
Larry Soll, Ph.D.              Vice President
Mark H. Williamson                                                       CUSTODIAN
                               Melville B. Cox                           The Bank of New York
                               Vice President                            100 Church Street
                                                                         New York, NY 10286
                               Karen Dunn Kelley
                               Vice President                            COUNSEL TO THE FUND
                                                                         Ballard Spahr
                               Edgar M. Larsen                           Andrews & Ingersoll, LLP
                               Vice President                            1735 Market Street
                                                                         Philadelphia, PA 19103-7599

                                                                         COUNSEL TO THE TRUSTEES
                                                                         Kramer, Levin, Naftalis & Frankel LLP
                                                                         919 Third Avenue
                                                                         New York, NY 10022-3852

                                                                         DISTRIBUTOR
                                                                         A I M Distributors, Inc.
                                                                         11 Greenway Plaza
                                                                         Suite 100
                                                                         Houston, TX 77046-1173

      DOMESTIC EQUITY                                INTERNATIONAL/GLOBAL EQUITY                     FIXED INCOME

AIM Aggressive Growth Fund                      AIM Asia Pacific Growth Fund                TAXABLE
AIM Balanced Fund*                              AIM Developing Markets Fund
AIM Basic Balanced Fund*                        AIM European Growth Fund                    AIM Floating Rate Fund
AIM Basic Value Fund                            AIM European Small Company Fund             AIM High Yield Fund
AIM Blue Chip Fund                              AIM Global Aggressive Growth Fund           AIM Income Fund
AIM Capital Development Fund                    AIM Global Growth Fund                      AIM Intermediate Government Fund
AIM Charter Fund                                AIM Global Trends Fund(5)                   AIM Limited Maturity Treasury Fund
AIM Constellation Fund                          AIM Global Value Fund(6)                    AIM Money Market Fund
AIM Dent Demographic Trends Fund                AIM International Emerging Growth Fund      AIM Short Term Bond Fund
AIM Diversified Dividend Fund(1)                AIM International Growth Fund               AIM Total Return Bond Fund
AIM Emerging Growth Fund                        AIM Trimark Fund                            INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund                  INVESCO International Core Equity Fund(7)
AIM Large Cap Growth Fund                                                                   Tax-Free
AIM Libra Fund                                              SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                                AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund                    AIM Global Health Care Fund                 AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                         AIM Real Estate Fund                        AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                        INVESCO Advantage Health Sciences Fund      AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund                       INVESCO Energy Fund
AIM Opportunities III Fund                      INVESCO Financial Services Fund
AIM Premier Equity Fund                         INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund                          INVESCO Health Sciences Fund
AIM Small Cap Equity Fund(2)                    INVESCO Leisure Fund
AIM Small Cap Growth Fund(3)                    INVESCO Multi-Sector Fund
AIM Trimark Endeavor Fund                       INVESCO Technology Fund
AIM Trimark Small Companies Fund                INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund
INVESCO Dynamics Fund
INVESCO Mid-Cap Growth Fund
INVESCO Small Company Growth Fund
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*

* Domestic equity and income fund

CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER IMPORTANT INFORMATION ABOUT AIM AND INVESCO FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR OR AIMINVESTMENTS.COM AND READ IT THOROUGHLY BEFORE INVESTING.

(1) Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (6) Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund. (7) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

    If used after April, 2004, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $149 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $371 billion in assets under management. Data as of December 31, 2003.



                               AIMinvestments.com                     MBD-SAR-1


                                                     Your goals. Our solutions.--Servicemark--
----------------------------------------------------------------------------------------------
Mutual  Retirement   Annuities  College  Separately  Offshore  Alternative  Cash                [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products                Savings  Managed     Products  Investments  Management                   --Servicemark--
                                Plans    Accounts
----------------------------------------------------------------------------------------------

                                                            AIM REAL ESTATE FUND
                            Semiannual Report to Shareholders o January 31, 2004


                                 [COVER IMAGE]


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
     --Servicemark--                                   --Servicemark--

====================================================================================================================================
AIM REAL ESTATE FUND IS FOR SHAREHOLDERS SEEKING TO ACHIEVE A HIGH TOTAL RETURN.
====================================================================================================================================

o Unless otherwise indicated, information presented is as of 1/31/04 and is based on total net assets.

ABOUT SHARE CLASSES
o Effective 9/30/03, Class B shares are not available as an      o The Morgan Stanley REIT Index is a total-return index
investment for retirement plans maintained pursuant to           composed of the most actively traded real estate investment
Section 401 of the Internal Revenue Code, including 401(k)       trusts and is designed to be a measure of real estate equity
plans, money purchase pension plans and profit sharing plans.    performance. The index was developed with a base value of 200
Plans that have existing accounts invested in Class B shares     as of December 31, 1994.
will continue to be allowed to make additional purchases.
                                                                 o A direct investment cannot be made in an index. Unless
o Investor Class shares are closed to most investors. For        otherwise indicated, index results include reinvested
more information on who may continue to invest in the            dividends, and they do not reflect sales charges. Performance
Investor Class shares, please see the appropriate prospectus.    of an index of funds reflects fund expenses; performance of a market index does not.

PRINCIPAL RISKS OF INVESTING IN THE FUND                         o The fund is not managed to track the performance of any
o Investing in a single-sector or single-region mutual fund      particular index, including the indexes defined here, and
involves greater risk and potential reward than investing in     consequently, the performance of the fund may deviate
a more diversified fund.                                         significantly from the performance of the indexes.


ABOUT INDEXES USED IN THIS REPORT                                A description of the policies and procedures that the Fund
o The unmanaged Standard & Poor's Composite Index of 500         uses to determine how to vote proxies relating to portfolio
Stocks (the S&P 500(R) Index) is an index of common stocks       securities is available without charge, upon request, by
frequently used as a general measure of U.S. stock market        calling 800-959-4246, or on the AIM Web site,
performance.                                                     AIMinvestments.com.

o The unmanaged Lipper Real Estate Fund
Index represents an average of the
performance of the 30 largest real
estate funds tracked by Lipper, Inc., an independent mutual fund performance monitor.




=====================================================            This report must be accompanied or preceded by a currently
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE            effective fund prospectus, which contains more complete
=====================================================            information, including sales charges and expenses. Read it carefully before you invest.



AIMinvestments.com

TO OUR SHAREHOLDERS


                    DEAR FELLOW SHAREHOLDER IN THE AIM          VISIT OUR WEB SITE
                    FAMILY OF FUNDS--Registered Trademark--:
                                                                As you are aware, the mutual fund industry and AIM
[PHOTO OF           Major stock market indexes here and         Investments have been the subject of allegations and
ROBERT H.           abroad delivered positive performance       investigations of late surrounding the issues of market
GRAHAM]             during the six months covered by this       timing and late trading in funds. We understand how
                    report. As is historically the case,        unsettling this may be for many of our shareholders. We
ROBERT H. GRAHAM    bond market returns were more modest,       invite you to visit AIMinvestments.com, our Web site, often.
                    but positive as well. The U.S. economy      We will continue to post updates on these issues as
                    appears to have turned a corner, with       information becomes available.
                    solid growth in gross domestic product
                    during the third and fourth quarters of         The Securities and Exchange Commission, which regulates
                    2003. Overseas, particularly in Europe,     our industry, has already proposed new rules and regulations,
                    economic performance picked up during       and is planning to propose several more, that address the
                    the second half of 2003.                    issues of market timing and late trading, among others. The
                                                                Investment Company Institute, the industry trade group, and
                        Investors in the United States seem     we welcome these efforts. We believe comprehensive rule
                    to have regained their confidence. They     making is necessary and is the best way to establish new
added $43.8 billion to U.S. stock mutual funds in January       industry responsibilities designed to protect shareholders.
2004 and $496 million to bond funds. By contrast, money         We support practical rule changes and structural
market funds, considered a safe haven because of their          modifications that are fair, enforceable and, most
emphasis on stability of net asset value, suffered large net    importantly, beneficial for investors.
outflows during the month. As the reporting period closed,
total mutual fund assets stood at a record $7.54 trillion.          Should you visit our Web site, we invite you to explore
                                                                the other material available there, including general
    The durability of these trends is, of course,               investing information, performance updates on our funds, and
unpredictable, and we caution our shareholders against          market and economic commentary from our financial experts.
thinking that 2004 will see a rerun of the markets' good
performance during 2003. That said, it is also true that the         As always, AIM is committed to building solutions for
economy appears to have the wind at its back in terms of        your investment goals, and we thank you for your continued
fiscal, monetary and tax stimulus, and corporate earnings       participation in AIM Investments. If you have any questions,
have been strong.                                               please contact our Client Service representatives at
                                                                800-959-4246.
    What should investors do? They should do what we have
always urged: Keep their eyes on their long-term goals, keep
their portfolios diversified, and work with their financial      Sincerely,
advisors to tailor their investments to their risk tolerance
and investment objectives. We cannot overemphasize the           /s/ Robert H. Graham
importance of professional guidance when it comes to             Robert H. Graham
selecting investments.                                           Chairman and President
                                                                 March 9, 2004
    For information on your fund's performance and management
during the reporting period, please see the management
discussion that begins on the following page.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


PERFORMANCE OF REGIONAL MALLS KEY TO AIM REAL ESTATE FUND RETURNS                          for regional malls, which led the entire
                                                                                           REIT group in terms of earnings growth.
During the six-month period ended January         REIT shares are currently trading at
31, 2004, AIM Real Estate Fund Class A        approximately 17% premium to the             YOUR FUND
shares returned 19.87% at net asset           estimated value of their owned
value, outperforming the fund's               properties. Since 1994, this premium has     The U.S. retail, health care and
style-specific benchmark, the Morgan          averaged approximately 4%. While above       lodging/resorts sectors performed in line
Stanley REIT Index, which returned            its historic average, the current premium    with expectations, and the fund's
19.07%. (If sales charges were included,      remains well below the estimated peak 30%    holdings in these sectors were positive
fund returns would be lower.) Results of      premium that occurred in September 1997.     contributors during the reporting period.
other class shares are found in the table     The REIT forward earnings multiple is        Selective investments in the office and
on page 3.                                    also approximately 23% above its 10-year     residential/apartments sectors enabled
                                              average. When assessing REITs using          the fund to perform ahead of peers.
MARKET CONDITIONS                             traditional pricing metrics, share prices
                                              appear overvalued. However, these                The fund was underweight in office
The S&P 500(R) Index, which returned          premiums were occurring when fundamentals    companies but focused its investments in
15.22% for the six months ended January       were at historical lows.                     office REITS with portfolio
31, 2004, rallied amid a backdrop of                                                       concentrations in such markets as Midtown
generally improving economic conditions.          While some analysts anticipated REIT     Manhattan, Washington, D.C., and southern
During this rally, the nation's gross         total returns would be comprised             California. This strategy proved to be
domestic product (GDP), widely regarded       primarily of dividend yield during the       beneficial. The fund's focus on apartment
as the broadest measure of economic           reporting period, uncertainty in the         REITs that cater to middle-income tenants
activity, expanded at an annualized rate      marketplace and corporate investing          limited the fund's exposure to some
of 8.2% in the third quarter and 4.1% in      resulted in an increase in asset flows to    apartment REITs that have been adversely
the fourth quarter of 2003.                   real estate securities backed by tangible    impacted by tenants moving out to
                                              assets.                                      purchase new homes.
    The real estate sector continued to
outperform the broader market during the          In the last quarter of 2003, the REIT        Regional malls, led by General Growth
reporting period. Real estate investment      market demonstrated signs of                 Properties, performed well for the fund
trusts (REITs) have provided attractive       stabilization in areas that had been         during the reporting period. Gains in
returns for nearly four consecutive           weak, such as in the office, apartments,     regional malls reflected an increase in
years, and recent results have been even      industrial and hotels sub sectors. In the    rental rates and higher occupancy rates
more impressive, but raise questions          retail REIT market, occupancies and rent     among properties. Leasing spreads on
concerning REIT share valuation levels.       trends remained favorable, particularly      tenant renewals continued with
                                                                                           double-digit growth during the year.
                                                                                           General Growth, which returned 35.09%
                                                                                           during the


====================================================================================================================================
TOP 10 HOLDINGS*                                                 TOP 10 PROPERTY TYPES*

 1. General Growth Properties, Inc.                     7.1%      1. Regional malls                                     22.1%

 2. Simon Property Group, Inc.                          6.6       2. Shopping centers                                   13.0

 3. ProLogis                                            6.0       3. Office properties                                  12.5

 4. Chelsea Property Group, Inc.                        4.1       4. Apartments                                         11.6

 5. Vorando Realty Trust                                4.0       5. Industrial properties                              10.9

 6. Boston Properties, Inc.                             3.9       6. Lodging-resorts                                     5.8

 7. CenterPoint Properties Trust                        3.8       7. Diversified                                         5.7

 8. Macerich Co. (The)                                  3.5       8. Specialty properties                                3.7

 9. SL Green Realty Corp.                               3.3       9. Healthcare                                          3.6

10. Developers Diversified Realty Corp.                 3.3      10. Industrial office mixed                             2.1


*Excludes money market fund holdings.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
====================================================================================================================================

six-month period, is the second-largest      on adding companies with peer-leading                        JOE V. RODRIGUEZ JR.,
owner of malls in the U.S. The company's     growth prospects with selective use of       [RODRIGUEZ      LEAD MANAGER
portfolio continues to grow through          REIT preferred shares and foreign               PHOTO]       Mr. Rodriguez is a
internal growth, development, expansion      property companies that we believe offer                     Global Partner for
and acquisition.                             better growth and valuation                                  AMVESCAP PLC and is
                                             characteristics versus their U.S. peers.                     head of real estate
    Another contributor to fund                                                         securities for INVESCO. In addition to
performance was ProLogis, the largest            The fund benefited from its exposure   portfolio management, he oversees all
REIT specializing in the acquisition,        in health care, which outperformed the     phases of the unit including securities
development, marketing, operation and        index, and its limited position in         research and administration. Mr.
ownership of industrial distribution         apartments, which underperformed the       Rodriguez, who joined INVESCO in 1990,
facilities worldwide. The company has        index. In general, the fund's              has served on the editorial boards of the
increased its dividend each year since it    worst-performing investments were          National Association of Real Estate
went public in 1994.                         preferred stocks. Although preferred       Investment Trusts and the Institutional
                                             stocks provided positive total returns,    Real Estate Securities Newsletter. Mr.
    Fairmont Hotels & Resorts                their fixed-income characteristics caused  Rodriguez has served as adjunct professor
underperformed due in large part to the      them to lag the share price appreciation   of economics at the University of Texas
impact of the SARS outbreak because of       of REIT common stock holdings.             at Dallas. He is a member of the National
the company's significant presence in                                                   Association of Business Economists and
Canada, where many SARS cases were                                                      American Real Estate Society. Mr.
reported. In addition, Fairmont's two        IN CLOSING                                 Rodriguez holds a B.B.A. in Economics and
recently renovated properties in Bermuda                                                Finance and an M.B.A. in Finance from
sustained extensive damage from Hurricane    We are pleased that the fund outperformed  Baylor University.
Fabian in September 2003. Another            both its benchmark and the broad equity
detractor from fund performance was BRE      market as represented by the S&P 500                         MARK D. BLACKBURN
Properties, an apartment REIT. Apartment     Index over the past six months.               [BLACKBURN     Mr. Blackburn, Chartered
REITs in general lagged the overall REIT     Throughout the reporting period, we             PHOTO]       Financial Analyst, serves
index during the period. The BRE             continued to use fundamental real estate                     as a member of the U.S.
portfolio also has significant exposure      analysis and quantitative securities                         Real Estate Securities
to northern California, Seattle, Phoenix     analysis to select high-quality REITs,                       Portfolio Management and
and Denver, which were among the weakest     including those that pay dividend yields   Research teams. Prior to joining INVESCO
apartment markets in 2003.                   and provide an opportunity for capital     in 1998, he was an associate director of
                                             appreciation.                              the research department at a brokerage
    Minor adjustments were made to the                                                  firm. He has approximately 17 years of
fund during the fourth quarter of 2003.                                                 experience in institutional investing and
However, the fund's top 10 property types          See important fund and index         risk management. Mr. Blackburn received a
and regional diversification weightings           disclosures inside front cover.       B.S. in accounting from Louisiana State
remained largely unchanged. The fund                                                    University and an M.B.A. from Southern
continued to concentrate                                                                Methodist University. He is a Certified
                                                                                        Public Accountant and a member of the
FUND VS. INDEXES                                                                        National Association of Real Estate
                                                                                        Investment Trusts (NAREIT).
Total returns, 7/31/03-1/31/04, excluding applicable sales
charges. If sales charges were included, returns would be                                                 JAMES W. TROWBRIDGE
lower.                                                                                    [TROWBRIDGE     Mr. Trowbridge is a member
==========================================================                                   PHOTO]       of the U.S. Real Estate
CLASS A SHARES                                      19.87%                                                Securities portfolio
                                                                                                          management team. With
CLASS B SHARES                                      19.43                                                 more than 29 years of real
                                                                                        estate investment experience for major
CLASS C SHARES                                      19.41                               institutional investors, Mr. Trowbridge,
                                                                                        who joined INVESCO in 1989, is
INVESTOR CLASS SHARES                               19.86                               responsible for integrating his knowledge
                                                                                        into INVESCO's publicly traded real
S&P 500 INDEX                                       15.22                               estate securities investments. He
                                                                                        specializes in analyzing market and
MORGAN STANLEY REIT INDEX                           19.07                               property level supply and demand
                                                                                        relationships and evaluating REIT company
LIPPER REAL ESTATE FUND INDEX                                                           strategic direction and management. Prior
(PEER GROUP INDEX)                                  18.74                               to joining INVESCO, Mr. Trowbridge spent
                                                                                        five years as a senior real estate
Source: Lipper, Inc.                                                                    officer. He holds a B.S. in Finance from
                                                                                        Indiana University. He is a member of the
TOTAL NUMBER OF HOLDINGS*                              69                               National Association of Real Estate
TOTAL NET ASSETS                           $604.7 million                               Investment Trusts.
==========================================================
                                                                                        Assisted by the Real Estate Team.
The inception date of Investor Class Shares is 9/30/03.
Returns prior to that date are hypothetical results based on                            [RIGHT ARROW GRAPHIC]
Class A Share returns for the stated period at net asset                                For a presentation of your fund's
value.                                                                                  long-term performance record, please turn
                                                                                        the page.

LONG-TERM PERFORMANCE


YOUR FUND'S LONG-TERM PERFORMANCE

Below you will find a presentation of your fund's long-term performance record for periods ended 1/31/04, the close of the six-month period covered by this report. As required by industry regulations, we also present long-term performance for periods ended 12/31/03, the most recent calendar quarter-end.

Please read the important disclosure accompanying these tables, which explains how fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.


====================================================================================================================================
AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS                   When sales charges are included in
                                                                                        performance figures, Class A share
For periods ended 1/31/04, including         For periods ended 12/31/03, including      performance reflects the maximum 4.75%
applicable sales charges                     applicable sales charges                   sales charge, and Class B and Class C
                                                                                        share performance reflects the applicable
CLASS A SHARES                               CLASS A SHARES                             contingent deferred sales charge (CDSC)
Inception (12/31/96)           9.63%         Inception (12/31/96)            9.19%      for the period involved. The CDSC on
5 Years                       16.38          5 Years                        14.81       Class B shares declines from 5% beginning
1 Year                        40.21          1 Year                         32.63       at the time of purchase to 0% at the
                                                                                        beginning of the seventh year. The CDSC
CLASS B SHARES                               CLASS B SHARES                             on Class C shares is 1% for the first
Inception (3/3/98)             8.79%         Inception (3/3/98)              8.27%      year after purchase. Investor Class
5 Years                       16.51          5 Years                        14.93       shares have no sales charge; therefore,
1 Year                        41.20          1 Year                         33.33       performance quoted is at net asset value.
                                                                                        The performance of the fund's share
CLASS C SHARES                               CLASS C SHARES                             classes will differ due to different
Inception (5/1/95)            12.72%         Inception (5/1/95)                         sales charge structures and class
5 Years                       16.71          5 Years                        12.40%      expenses.
1 Year                        45.23          1 Year                         15.16
                                                                            37.33           Had the advisor not waived fees
INVESTOR CLASS SHARES                        INVESTOR CLASS SHARES                      and/or reimbursed expenses in the past,
Inception                     10.38%         Inception                                  returns would have been lower.
5 Years                       17.51          5 Years                         9.95%
1 Year                        47.18          1 Year                         15.92
                                                                            39.19

The inception date of Investor Class             The performance data quoted represent
shares is 9/30/03. Returns prior to that     past performance and cannot guarantee
date are hypothetical results based on       comparable future results; current
Class A share returns for the stated         performance may be lower or higher.
period at net asset value.                   Please visit AIMinvestments.com for the     [ARROW
                                             most recent month-end performance.          BUTTON          For More Information Visit
                                             Performance figures reflect reinvested      IMAGE]              AIMinvestments.com
                                             distributions, changes in net asset value
                                             and the effect of the maximum sales
                                             charge unless otherwise stated.
                                             Investment return and principal value
                                             will fluctuate so that you may have a
                                             gain or loss when you sell shares.
====================================================================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

January 31, 2004
(Unaudited)

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS, COMMON STOCKS
  & OTHER EQUITY INTERESTS-91.46%

APARTMENTS-11.60%

Archstone-Smith Trust                             383,817   $ 10,528,100
------------------------------------------------------------------------
Avalonbay Communities, Inc.                       211,300     10,374,830
------------------------------------------------------------------------
BRE Properties, Inc.-Class A                      170,700      5,643,342
------------------------------------------------------------------------
Camden Property Trust                             119,300      5,189,550
------------------------------------------------------------------------
Canadian Apartment Properties Real Estate
  Investment Trust (Canada)                       183,200      2,108,608
------------------------------------------------------------------------
Essex Property Trust, Inc.                        277,900     17,271,485
------------------------------------------------------------------------
Residential Equities Real Estate Investment
  Trust (Canada)                                  180,200      2,101,279
------------------------------------------------------------------------
United Dominion Realty Trust, Inc.                914,700     16,921,950
========================================================================
                                                              70,139,144
========================================================================

DIVERSIFIED-5.66%

AEW Real Estate Income Fund                        59,200      1,057,904
------------------------------------------------------------------------
British Land Co. PLC (United Kingdom)             109,200      1,155,945
------------------------------------------------------------------------
Canadian Real Estate Investment Trust
  (Canada)                                         53,400        683,143
------------------------------------------------------------------------
Cominar Real Estate Investment Trust (Canada)      92,700      1,066,965
------------------------------------------------------------------------
H&R Real Estate Investment Trust (Canada)          82,800      1,041,757
------------------------------------------------------------------------
Klepierre (France)                                 26,800      1,622,020
------------------------------------------------------------------------
Morguard Corp. (Canada)                            38,300        679,309
------------------------------------------------------------------------
Societe Fonciere Lyonnaise (France)                21,100        893,927
------------------------------------------------------------------------
Sophia (France)                                    10,800        543,271
------------------------------------------------------------------------
Unibail (France)                                   11,600      1,103,044
------------------------------------------------------------------------
Vornado Realty Trust                              435,600     24,371,820
========================================================================
                                                              34,219,105
========================================================================

HEALTHCARE-3.60%

Health Care Property Investors, Inc.              105,700      5,943,511
------------------------------------------------------------------------
Health Care REIT, Inc.                            160,400      6,207,480
------------------------------------------------------------------------
Nationwide Health Properties, Inc.                275,900      6,014,620
------------------------------------------------------------------------
Retirement Residences Real Estate Investment
  Trust (Canada)                                   80,800        804,981
------------------------------------------------------------------------
Ventas, Inc.                                      112,800      2,820,000
========================================================================
                                                              21,790,592
========================================================================

INDUSTRIAL PROPERTIES-10.93%

Catellus Development Corp.                        258,396      6,759,639
------------------------------------------------------------------------
CenterPoint Properties Trust                      284,300     22,772,430
------------------------------------------------------------------------
ProLogis                                        1,119,470     36,539,501
========================================================================
                                                              66,071,570
========================================================================

------------------------------------------------------------------------
                                                               MARKET
                                                 SHARES        VALUE

INDUSTRIAL/OFFICE MIXED-2.06%

Kilroy Realty Corp.                               183,100   $  5,996,525
------------------------------------------------------------------------
Kilroy Realty Corp.-Series E, 7.80% Pfd.           27,100        692,405
------------------------------------------------------------------------
Liberty Property Trust                            150,350      5,800,503
========================================================================
                                                              12,489,433
========================================================================

LODGING-RESORTS-5.76%

Extended Stay America, Inc.                        71,900      1,100,070
------------------------------------------------------------------------
Fairmont Hotels & Resorts Inc. (Canada)           229,300      5,881,545
------------------------------------------------------------------------
Hilton Hotels Corp.                               476,600      7,625,600
------------------------------------------------------------------------
Host Marriott Corp.(a)                            451,500      5,720,505
------------------------------------------------------------------------
LaSalle Hotel Properties                          174,600      3,448,350
------------------------------------------------------------------------
LaSalle Hotel Properties-Series B, 8.38% Pfd.      35,800        950,490
------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.         271,800      9,605,412
------------------------------------------------------------------------
Winston Hotels, Inc.-Series B, 8.00% Pfd.(a)       19,000        480,938
========================================================================
                                                              34,812,910
========================================================================

OFFICE PROPERTIES-12.49%

Alexandria Real Estate Equities, Inc.             260,200     16,093,370
------------------------------------------------------------------------
Arden Realty, Inc.                                150,800      4,674,800
------------------------------------------------------------------------
Boston Properties, Inc.                           475,500     23,789,265
------------------------------------------------------------------------
Brookfield Properties Corp. (Canada)               70,200      2,023,866
------------------------------------------------------------------------
Mack-Cali Realty Corp.                            181,600      7,367,512
------------------------------------------------------------------------
Maguire Properties, Inc.-Series A, 7.63%
  Pfd.(a)                                          57,000      1,431,840
------------------------------------------------------------------------
SL Green Realty Corp.                             468,400     20,127,148
========================================================================
                                                              75,507,801
========================================================================

REGIONAL MALLS-22.06%

Borealis Retail Real Estate Investment Trust
  (Canada)(b)(c) (Acquired 07/10/03;
  Cost $1,740,799)                                239,400      2,186,301
------------------------------------------------------------------------
Borealis Retail Real Estate Investment Trust
  (Canada)                                         29,000        264,840
------------------------------------------------------------------------
CBL & Associates Properties, Inc.                 303,300     18,334,485
------------------------------------------------------------------------
General Growth Properties, Inc.                 1,426,200     42,786,000
------------------------------------------------------------------------
Macerich Co. (The)                                440,700     21,210,891
------------------------------------------------------------------------
Mills Corp. (The)                                 139,800      6,576,192
------------------------------------------------------------------------
Rouse Co. (The)                                    41,800      2,058,232
------------------------------------------------------------------------
Simon Property Group, Inc.                        767,900     39,969,195
========================================================================
                                                             133,386,136
========================================================================

SELF STORAGE FACILITIES-0.68%

Public Storage, Inc.                               25,000      1,187,750
------------------------------------------------------------------------
Shurgard Storage Centers, Inc.-Class A             77,500      2,945,775
========================================================================
                                                               4,133,525
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

SHOPPING CENTERS-12.97%

Capital & Regional PLC (United Kingdom)           117,400   $    945,988
------------------------------------------------------------------------
Chelsea Property Group, Inc.                      444,900     24,700,848
------------------------------------------------------------------------
Developers Diversified Realty Corp.               579,100     19,909,458
------------------------------------------------------------------------
Eurocommercial Properties N.V. (Netherlands)       51,200      1,354,521
------------------------------------------------------------------------
Federal Realty Investment Trust                   277,300     11,449,717
------------------------------------------------------------------------
New Plan Excel Realty Trust                        26,500        668,065
------------------------------------------------------------------------
Pan Pacific Retail Properties, Inc.               168,600      8,617,146
------------------------------------------------------------------------
Regency Centers Corp.                             159,400      6,646,980
------------------------------------------------------------------------
Urstadt Biddle Properties-Class A                 281,100      4,160,280
========================================================================
                                                              78,453,003
========================================================================

SPECIALTY PROPERTIES-3.65%

American Financial Realty Trust                   230,500      4,176,660
------------------------------------------------------------------------
Capital Automotive REIT                           104,000      3,670,160
------------------------------------------------------------------------
Capital Automotive REIT-Series A, 7.50% Pfd.       95,500      2,459,125
------------------------------------------------------------------------

------------------------------------------------------------------------
                                                               MARKET
                                                 SHARES        VALUE
SPECIALTY PROPERTIES-(CONTINUED)

Entertainment Properties Trust                    130,400   $  4,616,160
------------------------------------------------------------------------
Plum Creek Timber Co., Inc.                       236,200      7,133,240
========================================================================
                                                              22,055,345
========================================================================
    Total Real Estate Investment Trusts,
      Common Stocks & Other Equity Interests
      (Cost $410,785,815)                                    553,058,564
========================================================================

MONEY MARKET FUNDS-8.80%

Liquid Assets Portfolio(d)                     26,591,699     26,591,699
------------------------------------------------------------------------
STIC Prime Portfolio(d)                        26,591,699     26,591,699
========================================================================
    Total Money Market Funds (Cost
      $53,183,398)                                            53,183,398
========================================================================
TOTAL INVESTMENTS-100.26% (Cost $463,969,213)                606,241,962
========================================================================
OTHER ASSETS LESS LIABILITIES-(0.26%)                         (1,563,506)
========================================================================
NET ASSETS-100.00%                                          $604,678,456
________________________________________________________________________
========================================================================

Investment Abbreviations:

Pfd.  - Preferred

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of this security. The aggregate market value of this security at 01/31/04 represented 0.36% of the Fund's net assets. This security is not considered to be illiquid.
(c) Security fair valued in accordance with procedures established by the Board of Trustees.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2004
(Unaudited)

ASSETS:

Investments, at market value (cost
  $410,785,815)                                $553,058,564
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $53,183,398)                             53,183,398
===========================================================
  Total investments (Cost $463,969,213)         606,241,962
___________________________________________________________
===========================================================
Receivables for:
  Investments sold                                1,930,163
-----------------------------------------------------------
  Fund shares sold                                4,447,222
-----------------------------------------------------------
  Dividends                                       1,221,715
-----------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                   43,656
-----------------------------------------------------------
Other assets                                        111,878
===========================================================
    Total assets                                613,996,596
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           6,259,470
-----------------------------------------------------------
  Fund shares reacquired                          2,499,301
-----------------------------------------------------------
  Deferred compensation and retirement plans         48,760
-----------------------------------------------------------
Accrued distribution fees                           297,724
-----------------------------------------------------------
Accrued trustee fees                                    729
-----------------------------------------------------------
Accrued transfer agent fees                         199,292
-----------------------------------------------------------
Accrued operating expenses                           12,864
===========================================================
    Total liabilities                             9,318,140
===========================================================
Net assets applicable to shares outstanding    $604,678,456
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $469,924,799
-----------------------------------------------------------
Undistributed net investment income                 (62,960)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and foreign currency contracts                 (7,455,305)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies             142,271,922
===========================================================
                                               $604,678,456
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $313,618,957
___________________________________________________________
===========================================================
Class B                                        $166,645,994
___________________________________________________________
===========================================================
Class C                                        $ 95,790,858
___________________________________________________________
===========================================================
Investor Class                                 $ 28,622,647
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          15,176,882
___________________________________________________________
===========================================================
Class B                                           8,038,325
___________________________________________________________
===========================================================
Class C                                           4,629,435
___________________________________________________________
===========================================================
Investor Class                                    1,385,201
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      20.66
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $20.66 divided by
      95.25%)                                  $      21.69
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      20.73
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      20.69
___________________________________________________________
===========================================================
Investor Class:
  Net asset value and offering price per
    share                                      $      20.66
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended January 31, 2004
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $64,692)         $ 9,728,311
-------------------------------------------------------------------------
Dividends from affiliated money market funds                      156,356
=========================================================================
  Total investment income                                       9,884,667
=========================================================================

EXPENSES:

Advisory fees                                                   2,098,154
-------------------------------------------------------------------------
Administrative services fees                                       67,223
-------------------------------------------------------------------------
Custodian fees                                                     38,769
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         405,405
-------------------------------------------------------------------------
  Class B                                                         713,205
-------------------------------------------------------------------------
  Class C                                                         389,242
-------------------------------------------------------------------------
  Investor Class                                                   11,991
-------------------------------------------------------------------------
Transfer agent fees                                               609,057
-------------------------------------------------------------------------
Trustees' fees                                                      7,281
-------------------------------------------------------------------------
Other                                                             200,750
=========================================================================
    Total expenses                                              4,541,077
=========================================================================
Less: Fees waived and expense offset arrangements                  (4,527)
=========================================================================
    Net expenses                                                4,536,550
=========================================================================
Net investment income                                           5,348,117
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY
  CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                         8,226,955
-------------------------------------------------------------------------
  Foreign currencies                                              (31,344)
=========================================================================
                                                                8,195,611
=========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        72,867,149
-------------------------------------------------------------------------
  Foreign currencies                                               (3,096)
=========================================================================
                                                               72,864,053
=========================================================================
Net gain from investment securities, foreign currencies and
  foreign currency contracts                                   81,059,664
=========================================================================
Net increase in net assets resulting from operations          $86,407,781
_________________________________________________________________________
=========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended January 31, 2004 and the year ended July 31, 2003 (Unaudited)

                                                              JANUARY 31,       JULY 31,
                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $ 5,348,117     $  6,774,304
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and foreign currency contracts           8,195,611       (4,106,860)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, and foreign currencies                         72,864,053       48,777,546
==========================================================================================
    Net increase in net assets resulting from operations       86,407,781       51,444,990
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                      (3,349,486)      (3,329,708)
------------------------------------------------------------------------------------------
  Class B                                                      (1,571,834)      (2,034,884)
------------------------------------------------------------------------------------------
  Class C                                                        (857,573)      (1,070,734)
------------------------------------------------------------------------------------------
  Investor Class                                                 (206,336)              --
==========================================================================================
    Decrease in net assets resulting from distributions        (5,985,229)      (6,435,326)
==========================================================================================
Share transactions-net:
  Class A                                                      95,836,538       70,728,483
------------------------------------------------------------------------------------------
  Class B                                                      19,478,875       37,706,329
------------------------------------------------------------------------------------------
  Class C                                                      17,899,645       18,496,500
------------------------------------------------------------------------------------------
  Investor Class                                               25,399,064               --
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                             158,614,122      126,931,312
==========================================================================================
    Net increase in net assets                                239,036,674      171,940,976
==========================================================================================

NET ASSETS:

  Beginning of period                                         365,641,782      193,700,806
==========================================================================================
  End of period (including undistributed net investment
    income of $(62,960) and $574,152 for 2004 and 2003,
    respectively)                                             $604,678,456    $365,641,782
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

January 31, 2004
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Real Estate Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve high total return. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end, and as such, the net asset value for shareholder transactions may be different than the net asset value reported in these financial statements. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds..

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories; ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from the REIT, the recharacterization will be based on available information which may include the previous year's allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital in the Statement of Changes in Net Assets. These recharacterizations are reflected in the accompanying financial statements.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.90% of the Fund's average daily net assets. AIM has entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. ("INVESCO") whereby AIM pays INVESCO 40% of the fee paid by the Fund to AIM. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. For the six months ended January 31, 2004, AIM waived fees of $1,955.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended January 31, 2004, AIM was paid $67,223 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the six months ended January 31, 2004, AISI retained $247,933 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C and 0.25% of the average daily net assets of Investor Class shares. Of these amounts, 0.25% of the average daily net assets of the Class A, Class B, or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended January 31, 2004, the Class A, Class B, Class C and Investor Class shares paid $405,405, $713,205, $389,242 and $17,634, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended January 31, 2004, AIM Distributors retained $158,106.19 in front-end sales commissions from the sale of Class A shares and $20,999, $0 and $8,051 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order by the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees to invest daily available cash balances in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended January 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                  UNREALIZED
                MARKET VALUE     PURCHASES        PROCEEDS       APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND             07/31/2003       AT COST        FROM SALES     (DEPRECIATION)     01/31/2004      INCOME     GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio     $ 9,094,930     $ 51,249,262    $(33,752,493)       $  --         $26,591,699     $78,338        $  --
-------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio       9,094,930       51,249,262    (33,752,493)           --          26,591,699      78,018           --
=========================================================================================================================
  Total         $18,189,860     $102,498,524    $(67,504,986)       $  --         $53,183,398     $156,356       $  --
_________________________________________________________________________________________________________________________
=========================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts and custodian credits resulting from periodic overnight cash balances at the custodian. For the six months ended January 31, 2004, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $2,216 and reductions in custodian fees of $356 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $2,572.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    During the six months ended January 31, 2004, the Fund paid legal fees of $2,956 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
NOTE 6--BORROWINGS (CONTINUED)

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended January 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be updated at the Fund's fiscal year-end.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
July 31, 2007                                 $ 9,612,829
----------------------------------------------------------
July 31, 2008                                   1,275,744
----------------------------------------------------------
July 31, 2011                                   2,462,074
==========================================================
Total capital loss carryforward               $13,350,647
__________________________________________________________
==========================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended January 31, 2004 was $172,429,382 and $55,838,043, respectively.

                  UNREALIZED APPRECIATION (DEPRECIATION)
                 OF INVESTMENT SECURITIES ON A TAX BASIS
--------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities    $140,334,029
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (41,764)
==========================================================================
Net unrealized appreciation of investment securities          $140,292,265
__________________________________________________________________________
==========================================================================
Cost of investments for tax purposes is $465,949,697.


NOTE 9--SHARE INFORMATION

The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC.. Investor Class shares are sold at net asset value. Under some circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                                   JANUARY 31, 2004               JULY 31, 2003
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      6,351,245    $121,093,099    10,040,616    $153,310,327
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,792,657      33,954,276     4,612,513      69,835,946
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,304,961      24,839,548     2,144,150      32,601,275
----------------------------------------------------------------------------------------------------------------------
  Investor Class*                                                252,896       4,865,886            --              --
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        165,056       3,116,673       199,768       3,041,849
----------------------------------------------------------------------------------------------------------------------
  Class B                                                         73,749       1,394,459       118,414       1,804,757
----------------------------------------------------------------------------------------------------------------------
  Class C                                                         40,231         759,695        60,550         921,382
----------------------------------------------------------------------------------------------------------------------
  Investor Class                                                  10,116         198,352            --              --
======================================================================================================================
Issued in connection with acquisitions:**
  Class A                                                        601,377      11,125,322            --              --
----------------------------------------------------------------------------------------------------------------------
  Class B                                                         14,428         267,736            --              --
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        122,102       2,261,014            --              --
----------------------------------------------------------------------------------------------------------------------
  Investor Class*                                              1,476,425      27,304,798            --              --
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        161,611       3,066,862       158,310       2,459,992
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (161,104)     (3,066,862)     (157,917)     (2,459,992)
======================================================================================================================
Reacquired:
  Class A                                                     (2,266,349)    (42,565,418)   (5,900,039)    (88,083,685)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (694,663)    (13,070,734)   (2,108,225)    (31,474,382)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (528,249)     (9,960,612)     (986,180)    (15,026,157)
----------------------------------------------------------------------------------------------------------------------
  Investor Class*                                               (354,236)     (6,969,972)           --              --
======================================================================================================================
                                                               8,362,253    $158,614,122     8,181,960    $126,931,312
______________________________________________________________________________________________________________________
======================================================================================================================

 * Investor Class shares commenced sales on September 30, 2003.
 ** As of the open of business on November 24, 2003, the Fund acquired all of the net assets of INVESCO Real Estate Opportunity Fund pursuant to a plan of reorganization approved by INVESCO Real Estate Opportunity Fund shareholders on October 28, 2003. The acquisition was accomplished by a tax-free exchange of 2,214,332 shares of the Fund for 4,386,619 shares of INVESCO Real Estate Opportunity Fund outstanding as of the close of business November 21, 2003. INVESCO Real Estate Opportunity Fund's net assets at that date of $40,958,870 including $5,430,748 of unrealized appreciation, were combined with those of the Fund. On the acquisition date, INVESCO Real Estate Opportunity Fund had undistributed net investment income (loss) of $(91,313) and undistributed net realized gain (loss) of $(6,684,043). The aggregate net assets of the Fund immediately before the acquisition were $427,505,213.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                      CLASS A
                                                  -------------------------------------------------------------------------------
                                                  SIX MONTHS                                       SEVEN MONTHS
                                                    ENDED             YEAR ENDED JULY 31,            ENDED           YEAR ENDED
                                                  JANUARY 31,    ------------------------------     JULY 31,         DECEMBER 31,
                                                    2004           2003       2002       2001         2000             1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $  17.50      $  15.25    $ 13.56    $ 13.04       $ 10.61          $ 11.46
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                0.25(a)       0.45(a)    0.47(a)    0.50          0.30(a)          0.42
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                           3.19          2.24       1.68       0.54          2.38            (0.75)
=================================================================================================================================
    Total from investment operations                   3.44          2.69       2.15       1.04          2.68            (0.33)
=================================================================================================================================
Less dividends from net investment income             (0.28)        (0.44)     (0.46)     (0.52)        (0.25)           (0.52)
=================================================================================================================================
Net asset value, end of period                     $  20.66      $  17.50    $ 15.25    $ 13.56       $ 13.04          $ 10.61
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                       19.87%        18.12%     16.10%      8.23%        25.61%           (2.88)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $313,619      $177,901    $86,411    $28,400       $23,187          $16,279
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                     1.65%(c)      1.72%      1.77%      1.63%         1.62%(d)         1.61%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                  1.65%(c)      1.72%      1.77%      1.79%         2.05%(d)         1.73%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                               2.59%(c)      2.97%      3.25%      3.88%         4.49%(d)         3.70%
=================================================================================================================================
Portfolio turnover rate(e)                               13%           87%        77%        85%           39%              52%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $230,400,839.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                      CLASS B
                                                  -------------------------------------------------------------------------------
                                                  SIX MONTHS               YEAR ENDED               SEVEN MONTHS
                                                     ENDED                  JULY 31,                   ENDED          YEAR ENDED
                                                  JANUARY 31,    ------------------------------       JULY 31,       DECEMBER 31,
                                                     2004          2003       2002       2001           2000             1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $  17.55      $  15.29    $ 13.59    $ 13.07       $ 10.64           $11.48
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                0.19(a)       0.36(a)    0.38(a)    0.41          0.25(a)          0.32
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                           3.20          2.24       1.68       0.53          2.39            (0.72)
=================================================================================================================================
    Total from investment operations                   3.39          2.60       2.06       0.94          2.64            (0.40)
=================================================================================================================================
Less dividends from net investment income             (0.21)        (0.34)     (0.36)     (0.42)        (0.21)           (0.44)
=================================================================================================================================
Net asset value, end of period                     $  20.73      $  17.55    $ 15.29    $ 13.59       $ 13.07           $10.64
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                       19.43%        17.37%     15.40%      7.42%        25.08%           (3.53)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $166,646      $123,093    $69,557    $16,917       $12,722           $9,839
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                     2.30%(c)      2.37%      2.41%      2.36%         2.37%(d)         2.35%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                  2.30%(c)      2.37%      2.41%      2.43%         2.70%(d)         2.37%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                               1.94%(c)      2.32%      2.61%      3.15%         3.73%(d)         2.96%
=================================================================================================================================
Portfolio turnover rate(e)                               13%           87%        77%        85%           39%              52%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $141,865,770.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                     CLASS C
                                                  ------------------------------------------------------------------------------
                                                  SIX MONTHS              YEAR ENDED               SEVEN MONTHS
                                                     ENDED                 JULY 31,                   ENDED          YEAR ENDED
                                                  JANUARY 31,    -----------------------------       JULY 31,       DECEMBER 31,
                                                     2004         2003       2002       2001           2000             1999
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $ 17.52      $ 15.26    $ 13.57    $ 13.05       $ 10.62          $ 11.46
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                0.19(a)      0.36(a)    0.38(a)    0.41          0.25(a)          0.33(a)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                           3.19         2.24       1.67       0.53          2.39            (0.73)
================================================================================================================================
    Total from investment operations                   3.38         2.60       2.05       0.94          2.64            (0.40)
================================================================================================================================
Less dividends from net investment income             (0.21)       (0.34)     (0.36)     (0.42)        (0.21)           (0.44)
================================================================================================================================
Net asset value, end of period                      $ 20.69      $ 17.52    $ 15.26    $ 13.57       $ 13.05          $ 10.62
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                       19.41%       17.41%     15.35%      7.43%        25.13%           (3.54)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $95,791      $64,648    $37,733    $22,722       $20,306          $19,992
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                     2.30%(c)     2.37%      2.41%      2.36%         2.37%(d)         2.35%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                  2.30%(c)     2.37%      2.41%      2.43%         2.70%(d)         2.37%
================================================================================================================================
Ratio of net investment income to average net
  assets                                               1.94%(c)     2.32%      2.61%      3.15%         3.73%(d)         2.96%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate(e)                               13%          87%        77%        85%           39%              52%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $77,425,325.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                              INVESTOR CLASS
                                                              --------------
                                                              SEPTEMBER 30,
                                                                   2003
                                                               (DATE SALES
                                                              COMMENCED) TO
                                                               JANUARY 31,
                                                                   2004
----------------------------------------------------------------------------
Net asset value, beginning of period                             $ 18.18
----------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.18(a)
----------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)            2.48
============================================================================
    Total from investment operations                                2.66
============================================================================
Less dividends from net investment income                          (0.18)
============================================================================
Net asset value, end of period                                   $ 20.66
____________________________________________________________________________
============================================================================
Total return(b)                                                    14.69%
____________________________________________________________________________
============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $28,623
____________________________________________________________________________
============================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  1.55%(c)
----------------------------------------------------------------------------
  Without fee waivers                                               1.55%(c)
============================================================================
Ratio of net investment income to average net assets                2.69%(c)
____________________________________________________________________________
============================================================================
Portfolio turnover rate(d)                                            13%
____________________________________________________________________________
============================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $20,988,865.
(d)  Not annualized for periods less than one year.

NOTE 11--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

  A.  Regulatory Inquiries and Actions
      ---------------------------------

    1.  IFG

On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the chief executive officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (the parent of AIM) and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida

Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Department of Banking for the State of Connecticut and the Colorado Securities Division. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD Inc. and the SEC, none of which directly bears upon the Fund. IFG is providing full cooperation with respect to these inquiries.

    2.  AIM

AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

    3.  AMVESCAP Response

AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

  B.  Private Actions
      ---------------

In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and
(iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions alleging market timing throughout the mutual fund industry should be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Twelve actions filed against IFG have been conditionally transferred to the Panel in Maryland, and IFG and AIM anticipate that all other market timing actions that may be filed or that are already pending against IFG and/or AIM will be transferred to the Panel as well.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Real Estate Fund, a portfolio of AIM Investment Securities Funds, a Delaware statutory trust, was held on October 21, 2003. The meeting was held for the following purposes:

(1) To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

(2)* To approve an Agreement and Plan of Reorganization which provides for the restructuring of AIM Real Estate Fund and AIM Advisor Funds' other series portfolio, AIM International Core Equity Fund, as new series portfolios of AIM Investment Securities Funds, an existing open-end management investment company organized as a Delaware statutory trust and, in connection therewith, the sale of all of AIM Real Estate Fund's assets and the termination of AIM Real Estate Fund as a designated series of AIM Advisor Funds.

                                                                                     WITHHOLDING
       TRUSTEES/ MATTER                                              VOTES FOR        AUTHORITY
------------------------------------------------------------------------------------------------
(1)*   Bob R. Baker................................................  19,911,930        258,428
       Frank S. Bayley.............................................  19,911,287        259,071
       James T. Bunch..............................................  19,914,713        255,645
       Bruce L. Crockett...........................................  19,914,891        255,467
       Albert R. Dowden............................................  19,902,546        267,812
       Edward K. Dunn, Jr..........................................  19,914,277        256,081
       Jack M. Fields..............................................  19,910,651        259,707
       Carl Frischling.............................................  19,901,118        269,240
       Robert H. Graham............................................  19,914,350        256,008
       Gerald J. Lewis.............................................  19,900,254        270,104
       Prema Mathai-Davis..........................................  19,915,359        254,999
       Lewis F. Pennock............................................  19,915,171        255,187
       Ruth H. Quigley.............................................  19,905,973        264,385
       Louis S. Sklar..............................................  19,914,763        255,595
       Larry Soll, Ph.D............................................  19,915,179        255,179
       Mark H. Williamson..........................................  19,916,474        253,884

                                                                                    VOTES        WITHHELD/
      MATTER                                                        VOTES FOR      AGAINST      ABSTENTIONS
-----------------------------------------------------------------------------------------------------------
(2)   Approval of an Agreement and Plan of Reorganization which     4,702,740      204,840      9,726,989**
      provides for the restructuring of AIM Real Estate Fund and
      AIM Advisor Funds' other series portfolio, AIM International
      Core Equity Fund, as new series portfolios of AIM Investment
      Securities Funds, an existing open-end management investment company organized as a Delaware statutory trust and, in
      connection therewith, the sale of all of AIM Real Estate
      Fund's assets and the termination of AIM Real Estate Fund as a designated series of AIM Advisor Funds....................

 * Proposal required approval by a combined vote of all the portfolios of AIM Investment Securities Funds.

** Includes Broker Non-Votes.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES              OFFICERS                                  OFFICE OF THE FUND
Bob R. Baker                   Robert H. Graham                          11 Greenway Plaza
Frank S. Bayley                Chairman and President                    Suite 100
James T. Bunch                                                           Houston, TX 77046-1173
Bruce L. Crockett              Mark H. Williamson
Albert R. Dowden               Executive Vice President                  INVESTMENT ADVISOR
Edward K. Dunn Jr.
Jack M. Fields                 Kevin M. Carome                           A I M Advisors, Inc.
Carl Frischling                Senior Vice President and                 11 Greenway Plaza
Robert H. Graham               Chief Legal Officer                       Suite 100
Gerald J. Lewis                                                          Houston, TX 77046-1173
Prema Mathai-Davis             Sidney M. Dilgren
Lewis F. Pennock               Vice President and Treasurer              SUB-ADVISOR
Ruth H. Quigley
Louis S. Sklar                 Stuart W. Coco                            INVESCO Institutional (N.A.), Inc.
Larry Soll, Ph.D.              Vice President                            INVESCO Realty Advisors division
Mark H. Williamson                                                       Three Galleria Tower
                               Melville B. Cox                           Suite 500
                               Vice President                            13155 Noel Road
                                                                         Dallas, TX 75240
                               Karen Dunn Kelley
                               Vice President                            TRANSFER AGENT
                               Edgar M. Larsen                           AIM Investment Services, Inc.
                               Vice President                            P.O. Box 4739
                                                                         Houston, TX 77210-4739
                                                                         CUSTODIAN
                                                                         State Street Bank and Trust Company
                                                                         225 Franklin Street
                                                                         Boston, MA 02110
                                                                         COUNSEL TO THE FUND
                                                                         Ballard Spahr
                                                                         Andrews & Ingersoll, LLP
                                                                         1735 Market Street
                                                                         Philadelphia, PA 19103-7599
                                                                         COUNSEL TO THE TRUSTEES
                                                                         Kramer, Levin, Naftalis & Frankel LLP
                                                                         919 Third Avenue
                                                                         New York, NY 10022-3852
                                                                         DISTRIBUTOR
                                                                         A I M Distributors, Inc.
                                                                         11 Greenway Plaza
                                                                         Suite 100
                                                                         Houston, TX 77046-1173

DOMESTIC EQUITY                              INTERNATIONAL/GLOBAL EQUITY                 FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                          TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                    AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund             AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund           AIM Income Fund
AIM Capital Development Fund                 AIM Global Growth Fund                      AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Trends Fund(5)                   AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund(6)                    AIM Money Market Fund
AIM Dent Demographic Trends Fund             AIM International Emerging Growth Fund      AIM Short Term Bond Fund
AIM Diversified Dividend Fund(1)             AIM International Growth Fund               AIM Total Return Bond Fund
AIM Emerging Growth Fund                     AIM Trimark Fund                            INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund               INVESCO International Core Equity Fund(7)
AIM Large Cap Growth Fund                                                                        TAX-FREE
AIM Libra Fund                                         SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                             AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund                 AIM Global Health Care Fund                 AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                      AIM Real Estate Fund                        AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                     INVESCO Advantage Health Sciences Fund      AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund                    INVESCO Energy Fund
AIM Opportunities III Fund                   INVESCO Financial Services Fund
AIM Premier Equity Fund                      INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund                       INVESCO Health Sciences Fund
AIM Small Cap Equity Fund(2)                 INVESCO Leisure Fund
AIM Small Cap Growth Fund(3)                 INVESCO Multi-Sector Fund
AIM Trimark Endeavor Fund                    INVESCO Technology Fund
AIM Trimark Small Companies Fund             INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund                     CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY.
INVESCO Dynamics Fund                        FOR THIS AND OTHER IMPORTANT INFORMATION ABOUT AIM AND INVESCO FUNDS, OBTAIN A
INVESCO Mid-Cap Growth Fund                  PROSPECTUS FROM YOUR FINANCIAL ADVISOR OR AIMINVESTMENTS.COM AND READ IT
INVESCO Small Company Growth Fund            THOROUGHLY BEFORE INVESTING.
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*


* Domestic equity and income fund



(1) Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) AIM --Servicemark--all Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM small Cap Equity Fund, please contact your financial advisor. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (6) Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund.
(7) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.
If used after April, 2004, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $149 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $371 billion in assets under management. Data as of December 31, 2003.

                        AIMinvestments.com                             REA-SAR-1





                                           YOUR GOALS. OUR SOLUTIONS.--Servicemark--
------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Alternative  Cash                 [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Investments  Management                      --Servicemark--
                               Plans    Accounts
-------------------------------------------------------------------------------------

                                                        AIM SHORT TERM BOND FUND
                            Semiannual Report to Shareholders o January 31, 2004

                                 [COVER IMAGE]

YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
      --Servicemark--                                   --Servicemark--


====================================================================================================================================
AIM SHORT TERM BOND FUND SEEKS TO ACHIEVE A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH PRESERVATION OF CAPITAL.
====================================================================================================================================

o Unless otherwise stated, information presented is as of 1/31/04 and is based on total net assets.

ABOUT SHARE CLASSES                          o The unmanaged Lehman Brothers 1-3 Year    A description of the policies and
o The fund offers only Class C shares,       Government/Credit Bond Index, which         procedures that the Fund uses to determine
which are sold without a sales charge.       represents the performance of short-term    how to vote proxies relating to portfolio
                                             government and investment-grade corporate   securities is available without charge,
PRINCIPAL RISKS OF INVESTING IN THE FUND     debt securities, is compiled by Lehman      upon request, by calling 800-959-4246, or
o The fund may invest a portion of its       Brothers, a well-known global investment    on the AIM Web site, AIMinvestments.com.
assets in mortgage-backed securities, which  bank.
lose value if mortgages are prepaid in
response to falling interest rates.          o The unmanaged Lipper Short Investment
                                             Grade Fund Index represents an average of
OTHER INFORMATION                            the 30 largest short investment grade bond
o The average credit quality of the fund's   funds tracked by Lipper, Inc., an
holdings as of the close of the reporting    independent mutual fund performance
period represents the weighted average       monitor.
quality rating of the securities in the
portfolio as assigned by Nationally          o The fund is not managed to track the
Recognized Statistical Rating Organizations  performance of any particular index,
based on assessment of the credit quality    including the indexes defined here, and
of the individual securities.                consequently, the performance of the fund
                                             may deviate significantly from the
ABOUT INDEXES USED IN THIS REPORT            performance of the indexes.
o The unmanaged Lehman Brothers U.S.
Aggregate Bond Index (the Lehman             o A direct investment cannot be made in an
Aggregate), which represents the U.S.        index. Unless otherwise indicated, index
investment-grade fixed-rate bond market      results include reinvested dividends, and
(including government and corporate          they do not reflect sales charges.
securities, mortgage pass-through            Performance of an index of funds reflects
securities and asset-backed securities), is  fund expenses; performance of a market
compiled by Lehman Brothers, a global        index does not.
investment bank.
                                             Industry classifications used in this
                                             report are generally according to the
                                             Global Industry Classification Standard,
                                             which was developed by and is the exclusive
                                             property and a service mark of Morgan
                                             Stanley Capital International Inc. and
                                             Standard & Poor's.


=======================================================                                   THIS REPORT MUST BE ACCOMPANIED OR
NOT FDIC INSURED    MAY LOSE VALUE    NO BANK GUARANTEE                                   PRECEDED BY A CURRENTLY EFFECTIVE FUND
=======================================================                                   PROSPECTUS, WHICH CONTAINS MORE COMPLETE
                                                                                          INFORMATION, INCLUDING SALES CHARGES AND
                                                                                          EXPENSES. READ IT CAREFULLY BEFORE YOU
                                                                                          INVEST.

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER IN THE AIM        VISIT OUR WEB SITE
                    FAMILY OF FUNDS--REGISTERED               As you are aware, the mutual fund industry and AIM
                    TRADEMARK--:                              Investments have been the subject of allegations and
                                                              investigations of late surrounding the issues of market
[PHOTO OF           Major stock market indexes here and       timing and late trading in funds. We understand how
ROBERT H.           abroad delivered positive                 unsettling this may be for many of our shareholders. We
GRAHAM]             performance during the six months         invite you to visit AIMinvestments.com, our Web site,
                    covered by this report. As is             often. We will continue to post updates on these issues
ROBERT H. GRAHAM    historically the case, bond market        as information becomes available.
                    returns were more modest, but
                    positive as well. The U.S. economy            The Securities and Exchange Commission, which
                    appears to have turned a corner,          regulates our industry, has already proposed new rules
                    with solid growth in gross domestic       and regulations, and is planning to propose several
                    product during the third and fourth       more, that address the issues of market timing and late
                    quarters of 2003. Overseas,               trading, among others. The Investment Company
                    particularly in Europe, economic          Institute, the industry trade group, and we welcome
                    performance picked up during the          these efforts. We believe comprehensive rule making is
                    second half of 2003.                      necessary and is the best way to establish new industry
                                                              responsibilities designed to protect shareholders. We
    Investors in the United States seem to have               support practical rule changes and structural
regained their confidence. They added $43.8 billion to        modifications that are fair, enforceable and, most
U.S. stock mutual funds in January 2004 and $496              importantly, beneficial for investors.
million to bond funds. By contrast, money market funds,
considered a safe haven because of their emphasis on              Should you visit our Web site, we invite you to
stability of net asset value, suffered large net              explore the other material available there, including
outflows during the month. As the reporting period            general investing information, performance updates on
closed, total mutual fund assets stood at a record            our funds, and market and economic commentary from our
$7.54 trillion.                                               financial experts.

    The durability of these trends is, of course,                 As always, AIM is committed to building solutions
unpredictable, and we caution our shareholders against        for your investment goals, and we thank you for your
thinking that 2004 will see a rerun of the markets'           continued participation in AIM Investments. If you have
good performance during 2003. That said, it is also           any questions, please contact our Client Service
true that the economy appears to have the wind at its         representatives at 800-959-4246.
back in terms of fiscal, monetary and tax stimulus, and
corporate earnings have been strong.                          Sincerely,

    What should investors do? They should do what we          /s/ Robert H. Graham
have always urged: Keep their eyes on their long-term         Robert H. Graham
goals, keep their portfolios diversified, and work with       Chairman and President
their financial advisors to tailor their investments to       March 9, 2004
their risk tolerance and investment objectives. We
cannot overemphasize the importance of professional
guidance when it comes to selecting investments.

    For information on your fund's performance and management during the reporting period, please see the management discussion that begins on the following page.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


OVERWEIGHT POSITION IN CORPORATE
BONDS BOOSTS FUND RETURNS

For the six months ended January 31, 2004,     June 2003, the Fed said it favored a more           Inflation remained low
AIM Short Term Bond Fund's Class C shares      expansive monetary policy because the economy   throughout the period. In January
returned 2.05%. Its broad-based index, the     had not yet exhibited sustainable growth.       2004, the consumer price index--the
Lehman Brothers U.S. Aggregate Bond Index                                                      monthly data provided by the U.S.
(the Lehman Aggregate), returned 4.49% for         The Fed's Beige Book, issued before each    Department of Labor on changes in
the same period, while the Lehman Brothers     meeting of the Federal Open Market Committee,   the prices paid by urban consumers
1-3 Year Government/Credit Bond Index          indicated improving conditions later in the     for a representative basket of
returned 1.66% and the Lipper Short            period. The October 2003 Beige Book indicated   goods and services--was 1.9% higher
Investment Grade Fund Index returned 1.74%.    that economic expansion had increased and       than in January 2003.
                                               consumer spending was generally stronger. By
                                               January 2004, the Beige Book stated that "the   YOUR FUND
MARKET CONDITIONS                              nation's economy has continued to improve,"
                                               with an "increase in overall economic           Duration is the change in the
Among the segments of the investment-grade     activity" and "modest improvements in labor     value of a fixed income security or
Lehman Aggregate, U.S. corporate bonds         markets." Nevertheless, the rate has remained   portfolio that will result from a
averaged the highest results with a 6.15%      unchanged.                                      1% change in interest rates. For
return. Fixed-rate mortgage-backed securities                                                  example, a bond with a five-year
followed at 4.03%. U.S. Treasuries of various      The federal funds rate does not mandate     duration means the bond will
maturities averaged 3.96%, and U.S. agency     the rates offered on Treasury securities,       decrease in value by 5% if interest
investments averaged 3.77%.                    mortgage-backed securities or corporate         rates rise 1% and increase in value
                                               bonds. However, the low-interest-rate           by 5% if interest rates fall 1%.
    The nation's gross domestic product,       environment resulting from the federal funds
generally considered the broadest measure of   rate, as well as the overall economic climate       To make the fund's portfolio
economic activity, expanded at an annualized   itself, affects all fixed-income investing.     less interest-rate sensitive, over
rate of 8.2% in the third quarter and 4.1% in                                                  the period, we shortened its
the fourth quarter of 2003.                        During the six-month period ended January   duration from 2.03 years to 1.38
                                               31, 2004, interest rates on U.S. Treasuries     years. By comparison, the duration
    The Federal Reserve (the Fed) left the     increased slightly for the two-year Treasury    of the Lehman Brothers 1-3 Year
influential federal funds rate at a 46-year    note and decreased slightly for U.S. Treasury   Government/Credit Bond Index began
low of 1.00% throughout the reporting period.  securities with maturities of five years and    the period with a duration of 1.79
Upon reducing the rate to that level in late   longer.                                         years and ended the period with a
                                                                                               duration of 1.81 years. Our effort
                                                                                               to lower duration proved beneficial
                                                                                               to the fund, as we outperformed
                                                                                               both our style-specific and peer
                                                                                               group indexes.

                                                                                                   Through the six-month period,
                                                                                               we maintained a fairly constant
                                                                                               level of investment in corporate
                                                                                               bonds, investing approximately 55%
                                                                                               of the fund's assets in them.
                                                                                               Corporate bonds account for
                                                                                               approximately 33% of the

===================================================================================================================================
TOP 10 FIXED-INCOME ISSUERS*                                         TOP 10 INDUSTRIES*

 1.     Federal National Mortgage Association (FNMA)       17.3%      1.     U.S. Mortgage-Backed Securities              36.3%

 2.     Government National Mortgage Association (GNMA)    10.7       2.     Electric Utilities                            6.9

 3.     Federal Home Loan Mortgage Corp. (FHLMC)            8.3       3.     Integrated Telecommunications Services        6.6

 4.     U.S. Treasury Notes                                 4.9       4.     Broadcasting & Cable TV                       6.4

 5.     Sprint Capital Corp.                                3.4       5.     Consumer Finance                              6.3

 6.     General Motors Acceptance Corp.                     2.5       6.     Other Diversified Financial Services          3.8

 7.     Telecorp PCS, Inc.                                  2.2       7.     Wireless Telecommunications Services          3.2

 8.     Time Warner Cos. Inc.                               1.7       8.     Diversified Banks                             1.7

 9.     Continental Cablevision, Inc.                       1.6       9.     Sovereign Debt                                1.6

10.     Yorkshire Power Finance                             1.5      10.     Trucking                                      1.5

*Excludes money market fund holdings.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
===================================================================================================================================

Lehman Brothers 1-3 Year                     with a money market fund, which attempts                         JAN H. FRIEDLI
Government/Credit Bond Index. Our            to maintain an NAV of $1.00. Although we                         Mr. Friedli is
overweight position in corporate bonds       seek to maintain a relatively stable NAV,     [FRIEDLI           co-manager of AIM
also afforded us an advantage over this      the value of fund shares will fluctuate.)      PHOTO]            Short Term Bond
index.                                                                                                        Fund. He began his
                                                 Issuers in three industries--movies                          investment career in
    The fund's broad-based index is the      and entertainment, broadcasting and          1990 and joined AIM in 1999. Mr. Friedli
Lehman Aggregate. The return of this         cable TV, and integrated                     graduated cum laude from Villanova
index is a value that represents the         telecommunications services--were among      University with a B.S. in computer
investment grade bond market as a whole.     those that contributed to fund               science and earned an M.B.A. with honors
We measure the fund against the Lehman       performance, specifically, Time Warner,      from the University of Chicago.
Brothers 1-3 Year Government/Credit Bond     Comcast, Sprint, and AT&T Wireless.
Index, which is a small subset--only                                                                          SCOT W. JOHNSON
about 6%--of the Lehman Aggregate. The           Treasuries and mortgages both                                Mr. Johnson,
Lehman Aggregate contains bonds of much      underperformed corporate securities as        [JOHNSON           Chartered Financial
longer maturities than AIM Short Term        increasing optimism for corporate growth        PHOTO]           Analyst, is
Bond Fund, and, in the low interest rate     prospects made corporate bonds more                              co-manager of AIM
climate of the previous six months, that     attractive to investors.                                         Short Term Bond
alone would account for better returns.                                                   Fund. He joined AIM in 1994. He received
                                             IN CLOSING                                   both a B.A. in economics and an M.B.A.
    The fund seeks to achieve a high                                                      in finance from Vanderbilt University.
level of current income consistent with      We are pleased to report that over the
preservation of capital. In seeking to       fund's 17-month history, the fund's net      Assisted by the Investment Grade Team.
preserve capital, we were careful in         assets have increased from $3 million to
managing risk by investing in                more than $355 million. We have maintained
short-duration, investment-grade             a relatively stable share price. We have
securities. As of January 31, 2004, the      sought to minimize credit risk and
fund's portfolio had an average quality      interest-rate risk. As stated previously,
rating of A. In maintaining this             for the six-month period ended January 31,
average, we avoided securities that,         2004, the fund provided higher returns than
because of the risk they entailed,           its style-specific index and its peer group
offered a higher yield.                      index.

    Preservation of capital means                  See important fund and index
maintaining a relatively stable share            disclosures inside front cover.
price, or net asset value (NAV). During
the six months of this reporting period,
the share price has ranged from $9.97 to
$10.10, a fluctuation of 1.3%. (Note:
AIM Short Term Bond Fund should not be
confused

================================================================================

FUND VS. INDEXES

Total returns, 7/31/03-1/31/04
================================================================================

Class C Shares                                                        2.05%

Lehman Brothers U.S. Aggregate Bond
 Index (Broad Market Index)                                           4.49

Lehman Brothers 1-3 Year Government/Credit
 Bond Index (Style-specific Index)                                    1.66

Lipper Short Investment Grade Fund
 Index (Peer Group Index)                                             1.74

Source: Lipper, Inc.

TOTAL NUMBER OF HOLDINGS*                                              216
TOTAL NET ASSETS                                            $355.3 million

*Excludes money market fund holdings.
================================================================================          [RIGHT ARROW GRAPHIC]

                                                                                          FOR A PRESENTATION OF YOUR FUND'S
                                                                                          LONG-TERM PERFORMANCE RECORD, PLEASE
                                                                                          TURN THE PAGE.

LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

Below you will find a presentation of your fund's long-term performance record for periods ended 1/31/04, the close of the six-month period covered by this report. As required by industry regulations, we also present long-term performance for periods ended 12/31/03, the most recent calendar quarter-end.

Please read the important disclosure accompanying these tables, which explains how fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.

AVERAGE ANNUAL TOTAL RETURNS
As of 1/31/04

CLASS C SHARES
Inception (8/30/02)                 3.27%
1 Year                              3.17

AVERAGE ANNUAL TOTAL RETURNS
As of 12/31/03

CLASS C SHARES
Inception (8/30/02)                 3.17%
1 Year                              2.79

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit AIMinvestments.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Fund shares have no sales charge; therefore, performance is quoted at net asset value.

    Had the advisor not waived fees and/or reimbursed expenses, returns would have been lower.



[ARROW
BUTTON                     For More Information Visit
IMAGE]                         AIMinvestments.com

FINANCIALS

SCHEDULE OF INVESTMENTS

January 31, 2004
(Unaudited)


                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------
BONDS & NOTES-53.25%

AEROSPACE & DEFENSE-0.16%

Lockheed Martin Corp.-Series A, Medium Term
  Notes, 8.66%, 11/30/06                       $   495,000   $    565,889
=========================================================================

ALTERNATIVE CARRIERS-0.25%

Intelsat, Ltd, (Bermuda) Sr. Notes, 5.25%,
  11/01/08 (Acquired 10/31/03; Cost
  $849,788)(a)                                     850,000        884,442
=========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.47%

Bank of New York Institutional Capital Trust-
  Series A, Bonds, 7.78%, 12/01/26 (Acquired
  06/12/03; Cost $1,789,065)(a)                  1,500,000      1,669,920
=========================================================================

AUTOMOBILE MANUFACTURERS-0.58%

DaimlerChrysler N.A. Holding Corp.-Series D,
  Gtd. Medium Term Notes, 3.40%, 12/15/04        2,025,000      2,054,140
=========================================================================

BROADCASTING & CABLE TV-6.36%

British Sky Broadcasting Group PLC (United
  Kingdom), Unsec. Gtd. Global Notes, 7.30%,
  10/15/06                                       1,000,000      1,110,550
-------------------------------------------------------------------------
Comcast Corp., Sr. Unsec. Notes, 8.88%,
  04/01/07                                         900,000        921,204
-------------------------------------------------------------------------
Continental Cablevision, Inc., Sr. Unsec.
  Deb., 9.50%, 08/01/13                          4,900,000      5,671,064
-------------------------------------------------------------------------
Cox Communications, Inc.-Class A, Unsec.
  Notes, 7.50%, 08/15/04                         2,495,000      2,574,890
-------------------------------------------------------------------------
Cox Radio, Inc.-Class A, Sr. Unsec. Notes,
  6.63%, 02/15/06                                2,000,000      2,155,640
-------------------------------------------------------------------------
Liberty Media Corp., Global Notes, 3.50%,
  09/25/06                                       1,500,000      1,510,275
-------------------------------------------------------------------------
TCI Communications Financing III, Gtd. Bonds,
  9.65%, 03/31/27                                1,000,000      1,234,660
-------------------------------------------------------------------------
TCI Communications, Inc.,
  Medium Term Notes, 8.35%, 02/15/05               822,000        873,794
-------------------------------------------------------------------------
  Sr. Unsec. Notes, 8.00%, 08/01/05                575,000        623,932
-------------------------------------------------------------------------
Time Warner Cos. Inc., Unsec. Notes, 7.75%,
  06/15/05                                       5,495,000      5,924,214
=========================================================================
                                                               22,600,223
=========================================================================

CONSUMER FINANCE-6.30%

Capital One Bank., Sr. Global Notes, 8.25%,
  06/15/05                                       3,900,000      4,202,406
-------------------------------------------------------------------------
Capital One Financial Corp.,
  Sr. Unsec. Notes,
    7.25%, 05/01/06                              3,000,000      3,248,370
-------------------------------------------------------------------------
    8.75%, 02/01/07                              1,100,000      1,249,457
-------------------------------------------------------------------------
Ford Motor Credit Co.,
  Unsec. Global Notes,
    6.70%, 07/16/04                              2,000,000      2,044,640
-------------------------------------------------------------------------
    6.88%, 02/01/06                                400,000        426,712
-------------------------------------------------------------------------

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------

CONSUMER FINANCE-(CONTINUED)

    7.50%, 03/15/05                            $   800,000   $    844,480
-------------------------------------------------------------------------
  Unsec. Notes, 7.75%, 03/15/05                    550,000        581,894
-------------------------------------------------------------------------
General Motors Acceptance Corp.,
  Floating Rate Global Notes,
  1.40%, 04/05/04(b)                             2,000,000      2,001,320
-------------------------------------------------------------------------
  Floating Rate Medium Term Notes,
    1.88%, 05/17/04(b)                             450,000        450,225
-------------------------------------------------------------------------
    3.18%, 03/04/05(b)                           1,800,000      1,799,244
-------------------------------------------------------------------------
  Global Notes, 4.50%, 07/15/06                  1,600,000      1,643,648
-------------------------------------------------------------------------
  Medium Term Notes,
    4.38%, 05/15/04                                850,000        853,646
-------------------------------------------------------------------------
    5.25%, 05/16/05                              1,200,000      1,243,524
-------------------------------------------------------------------------
  Unsec. Unsub. Global Notes, 6.75%, 01/15/06      750,000        802,657
-------------------------------------------------------------------------
MBNA America Bank, N.A., Notes, 6.88%,
  07/15/04 (Acquired 12/04/02; Cost
  $1,046,330)(a)                                 1,000,000      1,021,150
=========================================================================
                                                               22,413,373
=========================================================================

DIVERSIFIED BANKS-1.68%

Abbey National PLC (United Kingdom), Sub.
  Yankee Notes, 7.35%,(c)                          800,000        890,664
-------------------------------------------------------------------------
American Savings Bank, Notes, 6.63%, 02/15/06
  (Acquired 03/05/03; Cost $776,335)(a)            700,000        748,685
-------------------------------------------------------------------------
Bankers Trust Corp., Unsec. Sub. Notes,
  8.25%, 05/01/05                                1,200,000      1,294,992
-------------------------------------------------------------------------
Corestates Capital Trust I, Bonds, 8.00%,
  12/15/26 (Acquired 06/18/03; Cost
  $1,191,550)(a)                                 1,000,000      1,151,460
-------------------------------------------------------------------------
Danske Bank A/S (Denmark), Sub. Notes, 6.38%,
  06/15/08 (Acquired 08/30/02; Cost
  $53,673)(a)                                       50,000         52,652
-------------------------------------------------------------------------
First Empire Capital Trust I, Gtd. Notes,
  8.23%, 02/01/27                                  650,000        763,002
-------------------------------------------------------------------------
Golden State Bancorp. Inc., Sub. Deb.,
  10.00%, 10/01/06                                 900,000      1,067,031
=========================================================================
                                                                5,968,486
=========================================================================

DIVERSIFIED CAPITAL MARKETS-0.43%

Chase Manhattan Corp., Sub. Debs., 7.88%,
  07/15/06                                         400,000        449,592
-------------------------------------------------------------------------
JPMorgan Chase Bank, Sub. Notes, 7.00%,
  06/01/05                                       1,000,000      1,066,860
=========================================================================
                                                                1,516,452
=========================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.31%

International Lease Finance Corp., Global
  Notes, 2.95%, 05/23/06                         1,110,000      1,120,600
=========================================================================


                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------

ELECTRIC UTILITIES-5.99%

AmerenEnergy Generating Co.-Series C, Sr.
  Unsec. Global Notes, 7.75%, 11/01/05         $ 1,430,000   $  1,561,775
-------------------------------------------------------------------------
CenterPoint Energy, Inc.-Series B, Sr. Global
  Notes, 5.88%, 06/01/08                           500,000        519,310
-------------------------------------------------------------------------
Cinergy Corp., Unsec. Sub. Global Deb.,
  6.25%, 09/01/04                                2,015,000      2,065,032
-------------------------------------------------------------------------
Consolidated Edison Co. of New York, Unsec.
  Deb., 7.75%, 06/01/26(d)                       2,000,000      2,229,980
-------------------------------------------------------------------------
Dominion Resources, Inc., Notes, 2.80%,
  02/15/05                                       4,300,000      4,352,202
-------------------------------------------------------------------------
Kansas City Power & Light Co., Sr. Unsec.
  Notes, 7.13%, 12/15/05                         1,740,000      1,889,309
-------------------------------------------------------------------------
Niagara Mohawk Power Corp.,
  First Mortgage Bonds, 8.00%, 06/01/04(d)         100,000        101,938
-------------------------------------------------------------------------
  Series F, Sr. Unsec. Notes, 7.63%, 10/01/05      756,098        825,674
-------------------------------------------------------------------------
Public Service Electric & Gas Co.-Series TT,
  Refunding First Mortgage Bonds, 7.38%,
  03/01/14(d)                                    3,200,000      3,287,808
-------------------------------------------------------------------------
Wisconsin Energy Corp., Sr. Unsec. Unsub.
  Notes, 5.50%, 12/01/08                           250,000        267,653
-------------------------------------------------------------------------
WPD Holdings UK (United Kingdom), Unsec.
  Unsub. Notes, 6.75%, 12/15/04 (Acquired
  01/08/04; Cost $2,077,500)(a)                  2,000,000      2,057,700
-------------------------------------------------------------------------
Yorkshire Power Finance (Cayman Islands)-
  Series B, Sr. Unsec. Gtd. Unsub. Global
  Notes, 6.50%, 02/25/08                         2,000,000      2,135,740
=========================================================================
                                                               21,294,121
=========================================================================

FOOD RETAIL-1.28%

Kroger Co., Sr. Unsec. Gtd. Notes, 7.38%,
  03/01/05                                       3,150,000      3,347,474
-------------------------------------------------------------------------
Safeway Inc., Notes, 2.50%, 11/01/05             1,200,000      1,200,636
=========================================================================
                                                                4,548,110
=========================================================================

GAS UTILITIES-0.44%

CenterPoint Energy Resources Corp., Unsec.
  Deb., 6.50%, 02/01/08                          1,000,000      1,070,550
-------------------------------------------------------------------------
Kinder Morgan Energy Partners, L.P., Sr.
  Unsec. Sub. Notes, 8.00%, 03/15/05               450,000        479,759
=========================================================================
                                                                1,550,309
=========================================================================

HEALTH CARE FACILITIES-0.99%

HCA Inc.,
  Notes, 7.00%, 07/01/07                         1,000,000      1,096,270
-------------------------------------------------------------------------
  Sr. Sub. Notes, 6.91%, 06/15/05                2,300,000      2,428,386
=========================================================================
                                                                3,524,656
=========================================================================

HOMEBUILDING-1.01%

Lennar Corp.-Series B, Class A, Sr. Unsec.
  Gtd. Global Notes, 9.95%, 05/01/10             3,150,000      3,598,875
=========================================================================

HYPERMARKETS & SUPER CENTERS-0.18%

Wal-Mart Stores, Inc., Unsec. Deb., 8.50%,
  09/15/24                                         600,000        647,778
=========================================================================

INDUSTRIAL CONGLOMERATES-0.55%

URC Holdings Corp., Sr. Notes, 7.88%,
  06/30/06 (Acquired 10/08/03; Cost
  $1,981,473)(a)                                 1,750,000      1,947,348
=========================================================================

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------


INTEGRATED OIL & GAS-0.21%

Occidental Petroleum Corp., Sr. Unsec. Notes,
  6.50%, 04/01/05                              $   700,000   $    738,815
=========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-6.63%

AT&T Corp., Unsec. Unsub. Notes, 7.00%,
  05/15/05                                       1,825,000      1,931,233
-------------------------------------------------------------------------
British Telecommunications PLC (United
  Kingdom), Global Notes, 7.88%, 12/15/05        3,027,000      3,330,790
-------------------------------------------------------------------------
Deutsche Telekom International Finance B.V.
  (Netherlands), Unsec. Gtd. Unsub. Global
  Bonds, 7.75%, 06/15/05                         1,750,000      1,893,815
-------------------------------------------------------------------------
GTE Hawaiian Telephone Co., Inc.-Series A,
  Unsec. Deb., 7.00%, 02/01/06                     300,000        326,589
-------------------------------------------------------------------------
New England Telephone & Telegraph Co., Sr.
  Unsec. Notes, 7.65%, 06/15/07                    700,000        795,886
-------------------------------------------------------------------------
Sprint Capital Corp.,
  Sr. Unsec. Gtd. Global Notes,
    6.00%, 01/15/07                              3,940,000      4,236,012
-------------------------------------------------------------------------
    7.13%, 01/30/06                              3,500,000      3,800,090
-------------------------------------------------------------------------
  Unsec. Gtd. Global Notes, 7.90%, 03/15/05      3,650,000      3,906,303
-------------------------------------------------------------------------
TELUS Corp. (Canada), Yankee Notes, 7.50%,
  06/01/07                                       2,500,000      2,806,825
-------------------------------------------------------------------------
Verizon Communications Inc., Unsec. Deb.,
  6.36%, 04/15/06                                  500,000        540,665
=========================================================================
                                                               23,568,208
=========================================================================

INVESTMENT BANKING & BROKERAGE-1.18%

Goldman Sachs Group, L.P., Unsec. Notes,
  7.25%, 10/01/05 (Acquired 03/18/03; Cost
  $2,008,062)(a)                                 1,800,000      1,945,782
-------------------------------------------------------------------------
Lehman Brothers Inc., Sr. Sub. Deb., 11.63%,
  05/15/05                                         125,000        138,710
-------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 7.63%, 06/01/06           700,000        782,362
-------------------------------------------------------------------------
Merrill Lynch & Co., Inc.-Series B, Medium
  Term Notes,
    4.54%, 03/08/05                                250,000        257,513
-------------------------------------------------------------------------
    7.08%, 10/03/05                                690,000        745,462
-------------------------------------------------------------------------
Morgan Stanley, Unsec. Notes, 6.30%, 01/15/06      300,000        321,270
=========================================================================
                                                                4,191,099
=========================================================================

LIFE & HEALTH INSURANCE-0.89%

Lincoln National Corp., Unsec. Deb., 9.13%,
  10/01/24                                         500,000        541,780
-------------------------------------------------------------------------
ReliaStar Financial Corp., Unsec. Notes,
  8.00%, 10/30/06                                2,340,000      2,620,777
=========================================================================
                                                                3,162,557
=========================================================================

MOVIES & ENTERTAINMENT-0.85%

Time Warner Inc., Sr. Unsec. Gtd. Unsub.
  Global Notes, 6.13%, 04/15/06                    750,000        805,890
-------------------------------------------------------------------------
Viacom Inc., Sr. Unsec. Gtd. Notes, 7.15%,
  05/20/05                                       2,060,000      2,201,955
=========================================================================
                                                                3,007,845
=========================================================================


                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------

MULTI-UTILITIES & UNREGULATED POWER-0.39%

Westar Energy, Inc., Sec. First Mortgage
  Global Bonds, 7.88%, 05/01/07                $ 1,200,000   $  1,376,256
=========================================================================

OIL & GAS DRILLING-0.61%

R&B Falcon Corp.-Series B, Sr. Unsec. Notes,
  6.75%, 04/15/05                                2,070,000      2,180,000
=========================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.21%

Kerr-McGee Corp., Unsec. Gtd. Global Notes,
  5.38%, 04/15/05                                1,630,000      1,698,330
-------------------------------------------------------------------------
Louis Dreyfus Natural Gas Corp., Sr. Sub.
  Notes, 9.25%, 06/15/04                         1,850,000      1,896,028
-------------------------------------------------------------------------
Nexen Inc. (Canada), Unsec. Unsub. Yankee
  Notes, 7.13%, 02/04/04                           700,000        700,966
=========================================================================
                                                                4,295,324
=========================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-0.50%

Petroleos Mexicanos (Mexico), Unsec. Gtd.
  Unsub. Global Notes, 6.50%, 02/01/05           1,700,000      1,774,375
=========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.65%

CIT Group Inc.,
  Sr. Unsec. Notes, 6.63%, 06/15/05              1,465,000      1,558,203
-------------------------------------------------------------------------
  Sr. Unsec. Unsub. Global Notes, 7.63%,
  08/16/05                                       2,000,000      2,168,020
-------------------------------------------------------------------------
General Electric Capital Corp.-Series A,
  Medium Term Global Notes, 2.85%, 01/30/06      1,430,000      1,450,363
-------------------------------------------------------------------------
Household Finance Corp.,
  Medium Term Notes, 3.38%, 02/21/06             1,400,000      1,432,970
-------------------------------------------------------------------------
  Sr. Unsec. Global Notes, 6.50%, 01/24/06         100,000        108,112
-------------------------------------------------------------------------
Pemex Finance Ltd. (Cayman Islands),
  Sr. Unsec. Global Notes, 8.02%, 05/15/07       1,000,000      1,105,110
-------------------------------------------------------------------------
  Series 1999-2, Class A1, Global Bonds,
  9.69%, 08/15/09                                1,350,000      1,587,087
=========================================================================
                                                                9,409,865
=========================================================================

PACKAGED FOODS & MEATS-0.59%

Nabisco Inc., Putable Notes, 6.38%, 02/01/05     2,000,000      2,095,240
=========================================================================

REAL ESTATE-0.55%

EOP Operating L.P., Unsec. Notes, 8.38%,
  03/15/06                                       1,750,000      1,958,950
=========================================================================

REGIONAL BANKS-0.71%

Popular, Inc., Unsec. Sub. Notes, 6.75%,
  12/15/05                                       1,000,000      1,077,550
-------------------------------------------------------------------------
Santander Financial Issuances (Cayman
  Island), Sec. Sub. Euro Floating Rate
  Notes, 2.19%(c)(e)(f)                          1,500,000      1,443,750
=========================================================================
                                                                2,521,300
=========================================================================

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------


RESTAURANTS-0.83%

McDonald's Corp., Unsec. Deb., 7.05%,
  11/15/25                                     $ 2,700,000   $  2,953,800
=========================================================================

SOVEREIGN DEBT-1.55%

Export-Import Bank of Korea (The) (South
  Korea), Unsec. Putable Global Notes, 6.50%,
  11/15/06                                       2,000,000      2,159,000
-------------------------------------------------------------------------
Hydro-Quebec (Canada)-Series B, Gtd. Medium
  Term Yankee Notes, 6.52%, 02/23/06(d)          1,150,000      1,239,988
-------------------------------------------------------------------------
Japan Bank for International Cooperation.
  (Japan), Unsec. Gtd. Euro Bonds, 6.50%,
  10/06/05                                          75,000         80,554
-------------------------------------------------------------------------
United Mexican States (Mexico), Global Notes,
  4.63%, 10/08/08                                2,000,000      2,017,500
=========================================================================
                                                                5,497,042
=========================================================================

THRIFTS & MORTGAGE FINANCE-1.41%

Countrywide Home Loans, Inc.-
  Series J, Gtd. Medium Term Global Notes,
  5.50%, 08/01/06                                1,175,000      1,255,794
-------------------------------------------------------------------------
  Series K, Medium Term Global Notes, 3.50%,
  12/19/05                                       1,000,000      1,026,180
-------------------------------------------------------------------------
Washington Mutual Finance Corp., Sr. Unsec.
  Notes, 8.25%, 06/15/05                         2,500,000      2,715,225
=========================================================================
                                                                4,997,199
=========================================================================

TOBACCO-0.79%

Altria Group, Inc.,
  Notes,
    7.13%, 10/01/04                                480,000        496,200
-------------------------------------------------------------------------
    7.50%, 04/01/04                                700,000        706,629
-------------------------------------------------------------------------
  Unsec. Notes, 6.38%, 02/01/06                  1,500,000      1,588,815
=========================================================================
                                                                2,791,644
=========================================================================

TRUCKING-1.49%

Hertz Corp. (The)-Class A, Floating Rate
  Global Notes, 1.71%, 08/13/04(b)               2,535,000      2,535,000
-------------------------------------------------------------------------
Roadway Corp., Sr. Unsec. Gtd. Global Notes,
  8.25%, 12/01/08                                2,400,000      2,766,360
=========================================================================
                                                                5,301,360
=========================================================================

WIRELESS TELECOMMUNICATION SERVICES-3.23%

TeleCorp PCS, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 10.63%, 07/15/10                 6,445,000      7,653,438
-------------------------------------------------------------------------
Tritel PCS Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 10.38%, 01/15/11                        3,180,000      3,835,875
=========================================================================
                                                               11,489,313
=========================================================================
    Total Bonds & Notes (Cost $187,910,299)                   189,214,914
=========================================================================


                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------

ASSET-BACKED SECURITIES-2.03%

ELECTRIC UTILITIES-0.89%

Yorkshire Power Finance (Cayman Islands)-
  Series 2000-1, Pass Through Ctfs., 8.25%,
  02/15/05 (Acquired 06/19/03-11/12/03; Cost
  $3,240,065)(a)                               $ 3,000,000   $  3,172,920
=========================================================================
OTHER DIVERSIFIED FINANCIAL SERVICES-1.14%

Citicorp Lease-Series 1999-1, Class A1, Pass
  Through Ctfs., 7.22%, 06/15/05 (Acquired
  10/03/02-09/23/03; Cost $2,032,068)(a)         1,885,041      2,013,375
-------------------------------------------------------------------------
First Industrial Realty Trust, Inc., Putable
  PATS, 7.38%, 05/15/04 (Acquired 02/06/03;
  Cost $2,097,000)(a)                            2,000,000      2,029,720
=========================================================================
                                                                4,043,095
=========================================================================
    Total Asset-Backed Securities (Cost
      $7,178,792)                                               7,216,015
=========================================================================

U.S. MORTGAGE-BACKED SECURITIES-36.28%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-8.31%

Pass Through Ctfs.,
  8.00%, 11/20/12                                1,384,457      1,493,535
-------------------------------------------------------------------------
  9.00%, 05/01/15                                1,169,999      1,297,638
-------------------------------------------------------------------------
  7.50%, 06/01/16 to 09/01/29                    6,532,079      7,020,063
-------------------------------------------------------------------------
  7.00%, 12/01/16 to 01/01/33                    6,264,848      6,682,724
-------------------------------------------------------------------------
  6.00%, 02/01/17 to 03/01/23                    7,302,014      7,628,717
-------------------------------------------------------------------------
  8.50%, 02/01/19 to 08/17/26                    4,914,849      5,407,352
=========================================================================
                                                               29,530,029
=========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-17.30%

Pass Through Ctfs.,
  7.50%, 02/01/15 to 02/01/31                    6,586,661      7,060,600
-------------------------------------------------------------------------
  7.00%, 04/01/15 to 02/01/33                   29,307,926     31,293,295
-------------------------------------------------------------------------

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)-(CONTINUED)

  6.50%, 11/01/16 to 07/01/31                  $ 5,063,734   $  5,374,401
-------------------------------------------------------------------------
  8.00%, 09/01/17 to 12/01/32                   13,918,597     15,093,009
-------------------------------------------------------------------------
  8.50%, 11/01/24 to 07/01/30                    1,497,364      1,647,890
-------------------------------------------------------------------------
Unsec. Global Notes,
  1.88%, 09/15/05                                1,000,000      1,001,930
=========================================================================
                                                               61,471,125
=========================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-10.67%

Pass Through Ctfs.,
  7.00%, 05/15/17 to 06/15/32                   11,102,534     11,919,327
-------------------------------------------------------------------------
  6.00%, 06/15/18 to 07/15/33                    7,705,527      8,077,367
-------------------------------------------------------------------------
  7.50%, 06/15/23 to 01/15/32                    6,154,703      6,647,565
-------------------------------------------------------------------------
  6.50%, 07/15/23 to 04/15/33                   10,636,634     11,268,407
=========================================================================
                                                               37,912,666
=========================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $127,016,610)                                     128,913,820
=========================================================================

U.S. TREASURY NOTES-4.90%

1.50%, 02/28/05(g)                              13,375,000     13,410,578
-------------------------------------------------------------------------
1.25%, 05/31/05                                  4,000,000      3,991,880
=========================================================================
    Total U.S. Treasury Notes (Cost
      $17,388,748)                                             17,402,458
=========================================================================

                                                 SHARES

MONEY MARKET FUNDS-1.90%

Liquid Assets Portfolio(h)                       3,373,534      3,373,534
-------------------------------------------------------------------------
STIC Prime Portfolio(h)                          3,373,534      3,373,534
=========================================================================
    Total Money Market Funds (Cost
      $6,747,068)                                               6,747,068
=========================================================================
TOTAL INVESTMENTS-98.36% (Cost $346,241,517)                  349,494,275
=========================================================================
OTHER ASSETS LESS LIABILITIES-1.64%                             5,835,415
=========================================================================
NET ASSETS-100.00%                                           $355,329,690
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

Ctfs    - Certificates
Deb.    - Debentures
Gtd.    - Guaranteed
PATS    - Pass Through Asset Trust Securities
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated

Notes to Schedule of Investments:

(a) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 01/31/04 was $18,695,154, which represented 5.26% of the Fund's net assets. These securities are considered to be illiquid.
(b) Interest rates are redetermined quarterly. Rates shown are rates in effect on 01/31/04.
(c) Perpetual bond with no specified maturity date.
(d) Principal and interest payments are secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., Financial Security Assurance Inc., or MBIA Insurance Corp.
(e) Interest rates are redetermined semi-annually. Rates shown are rates in effect on 01/31/04.
(f) Security fair valued in accordance with the procedures established by the Board of Trustees.
(g) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1 section E and Note 7.
(h) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2004
(Unaudited)

ASSETS:

Investments, at market value (cost
  $339,494,449)                                $342,747,207
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $6,747,068)                               6,747,068
===========================================================
    Total investments (cost $346,241,517)       349,494,275
===========================================================
Receivables for:
  Investments sold                                  461,700
-----------------------------------------------------------
  Fund shares sold                                6,231,100
-----------------------------------------------------------
  Dividends and interest                          3,880,080
-----------------------------------------------------------
  Amount due from advisor                             2,662
-----------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                   10,406
-----------------------------------------------------------
Other assets                                         37,280
===========================================================
    Total assets                                360,117,503
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                             874,730
-----------------------------------------------------------
  Fund shares reacquired                          3,638,278
-----------------------------------------------------------
  Dividends                                         106,894
-----------------------------------------------------------
  Deferred compensation and retirement plans         12,174
-----------------------------------------------------------
  Variation margin                                   41,406
-----------------------------------------------------------
Accrued distribution fees                            75,347
-----------------------------------------------------------
Accrued trustees' fees                                  588
-----------------------------------------------------------
Accrued transfer agent fees                          27,005
-----------------------------------------------------------
Accrued operating expenses                           11,391
===========================================================
    Total liabilities                             4,787,813
===========================================================
Net assets applicable to shares outstanding    $355,329,690
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $354,388,084
-----------------------------------------------------------
Undistributed net investment income              (2,092,122)
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities and futures contracts       113,655
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and futures contracts                2,920,073
===========================================================
                                               $355,329,690
___________________________________________________________
===========================================================

CLASS C:

Shares outstanding, $0.01 par value per
  share, unlimited number of shares
  authorized                                     35,211,921
===========================================================
Net asset value and offering price per share   $      10.09
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended January 31, 2004
(Unaudited)

INVESTMENT INCOME:

Interest                                                      $ 4,372,806
-------------------------------------------------------------------------
Dividends                                                              31
-------------------------------------------------------------------------
Dividends from affiliated money market funds                       15,530
=========================================================================
    Total investment income                                     4,388,367
=========================================================================

EXPENSES:

Advisory fees                                                     673,741
-------------------------------------------------------------------------
Administrative services fees                                       38,846
-------------------------------------------------------------------------
Custodian fees                                                     29,395
-------------------------------------------------------------------------
Distribution fees                                               1,684,351
-------------------------------------------------------------------------
Transfer agent fees                                               143,669
-------------------------------------------------------------------------
Trustees' fees                                                      6,787
-------------------------------------------------------------------------
Other                                                             122,591
=========================================================================
    Total expenses                                              2,699,380
=========================================================================
Less: Fees waived and expense offset arrangements                (676,394)
=========================================================================
    Net expenses                                                2,022,986
=========================================================================
Net investment income                                           2,365,381
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FUTURES CONTRACTS:

Net realized gain from:
  Investment securities                                           863,235
-------------------------------------------------------------------------
  Futures contracts                                               255,269
=========================================================================
                                                                1,118,504
=========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                         3,669,361
-------------------------------------------------------------------------
  Futures contracts                                              (332,685)
=========================================================================
                                                                3,336,676
=========================================================================
Net gain from investment securities and futures contracts       4,455,180
=========================================================================
Net increase in net assets resulting from operations          $ 6,820,561
_________________________________________________________________________
=========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended January 31, 2004 and the period August 30, 2002 (date operations commenced) through July 31, 2003
(Unaudited)

                                                               JANUARY 31,        JULY 31,
                                                                   2004             2003
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                        $  2,365,381     $  1,922,542
--------------------------------------------------------------------------------------------
  Net realized gain from investment securities and futures
    contracts                                                     1,118,504          722,466
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and futures contracts                   3,336,676         (416,603)
============================================================================================
    Net increase in net assets resulting from operations          6,820,561        2,228,405
============================================================================================
Distributions to shareholders from net investment income         (4,453,065)      (3,757,098)
--------------------------------------------------------------------------------------------
Return of capital                                                        --          (68,668)
--------------------------------------------------------------------------------------------
  Decrease in net assets resulting from distributions            (4,453,065)      (3,825,766)
--------------------------------------------------------------------------------------------
Share transactions-net:                                          15,482,212      339,077,343
============================================================================================
    Net increase in net assets                                   17,849,708      337,479,982
============================================================================================

NET ASSETS:

  Beginning of year                                             337,479,982               --
============================================================================================
  End of year (including undistributed net investment income of $(2,092,122) and $(4,438) for 2004 and 2003,
    respectively)                                              $355,329,690     $337,479,982
____________________________________________________________________________________________
============================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

January 31, 2004
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Short Term Bond Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers one class of shares. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve a high level of current income consistent with the preservation of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end, and as such, the net asset value for shareholder transactions may be different than the net asset value reported in these financial statements. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.40% of the Fund's average daily net assets. AIM has contractually agreed to waive fees and/or reimburse expenses (excluding interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due to expense offset arrangements, if any) of Class C shares to the extent necessary to limit the total annual fund operating expenses of Class C shares to 1.20% committed until July 31, 2004. To the extent that the annualized expense ratio does not exceed the contractual expense limitation, AIM will retain the ability to be reimbursed for such fee waivers or reimbursements prior to the end of the committed period. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. For the six months ended January 31, 2004, AIM waived fees of $501.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended January 31, 2004, AIM was paid $38,846 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency
NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES (CONTINUED)

and shareholder services to the Fund. During the six months ended January 31, 2004, AISI retained $60,147 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class C shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 1.00% of the Fund's average daily net assets of Class C shares. Of this amount, up to 0.25% of the average daily net assets of the Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own Class C shares of the Fund. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the Fund. AIM Distributors has contractually agreed to waive 0.40% of the Rule 12b-1 plan fees on Class C shares. Pursuant to the Plans, for the six months ended January 31, 2004, the Class C shares paid $1,010,611 after AIM Distributors waived plan fees of $673,740.

    Contingent deferred sales charges ("CDSC") are not recorded as an expense of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended January 31, 2004, AIM Distributors retained $2,589 from Class C shares for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.


NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees to invest daily available cash balances in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended January 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                          UNREALIZED
                      MARKET VALUE      PURCHASES        PROCEEDS        APPRECIATION      MARKET VALUE    DIVIDEND       REALIZED
FUND                   07/31/2003        AT COST        FROM SALES      (DEPRECIATION)      01/31/2004      INCOME      GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio             $322,088      $ 45,158,037     $(42,106,591)              --        $3,373,534      $ 7,643            --
------------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portoflio     322,088        45,158,037      (42,106,591)              --         3,373,534        7,887            --
====================================================================================================================================
  Total                 $644,176      $ 90,316,074     $(84,213,182)      $       --        $6,747,068      $15,530        $   --
____________________________________________________________________________________________________________________________________
====================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts and custodian credits resulting from periodic overnight cash balances at the custodian. For the six months ended January 31, 2004, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $1,696 and reductions in custodian fees of $457 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $2,153.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    During the six months ended January 31, 2004, the Fund paid legal fees of $2,871 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended January 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--FUTURES CONTRACTS

On January 31, 2004, $300,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts.

                     OPEN FUTURES CONTRACTS AT PERIOD END
-------------------------------------------------------------------------------
                                                                   UNREALIZED
                        NO. OF        MONTH/         MARKET       APPRECIATION
CONTRACT               CONTRACTS    COMMITMENT        VALUE      (DEPRECIATION)
-------------------------------------------------------------------------------
U.S. Treasury 2 Year
  Notes                    27      Mar.-04/Short   $ 5,791,500     $ (47,017)
-------------------------------------------------------------------------------
U.S. Treasury 5 Year
  Notes                   140      Mar.-04/Short    15,725,938      (285,668)
===============================================================================
                                                   $21,517,438     $(332,685)
_______________________________________________________________________________
===============================================================================

NOTE 8--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be updated at the Fund's fiscal year-end.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
July 31, 2011                                   $20,292
__________________________________________________________
==========================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended January 31, 2004, was $183,841,122 and $180,655,602, respectively.

                UNREALIZED APPRECIATION (DEPRECIATION) OF
                   INVESTMENT SECURITIES ON A TAX BASIS
--------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities      $3,924,342
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (671,584)
==========================================================================
Net unrealized appreciation of investment securities            $3,252,758
__________________________________________________________________________
==========================================================================
Investments have the same cost for tax and financial statement purposes.


NOTE 10--SHARE INFORMATION

The Fund currently offers Class C shares. Class C shares are sold at net asset value. Under some circumstances, Class C shares are subject to CDSC.

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                                                    AUGUST 30, 2002
                                                                                                    (DATE OPERATIONS
                                                                    SIX MONTHS ENDED                 COMMENCED) TO
                                                                    JANUARY 31, 2004                 JULY 31, 2003
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold                                                           19,365,296    $ 194,710,860     50,609,851    $ 509,493,749
--------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                               373,080        3,754,119        317,302        3,197,003
--------------------------------------------------------------------------------------------------------------------------
Reacquired                                                    (18,214,376)    (182,982,767)   (17,239,232)    (173,613,409)
==========================================================================================================================
                                                                1,524,000    $  15,482,212     33,687,921    $ 339,077,343
__________________________________________________________________________________________________________________________
==========================================================================================================================

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                           CLASS C
                                                              ----------------------------------
                                                                                   AUGUST 30,
                                                                                      2002
                                                              SIX MONTHS        (DATE OPERATIONS
                                                                 ENDED           COMMENCED) TO
                                                              JANUARY 31,           JULY 31,
                                                                 2004                 2003
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  10.02             $  10.01
------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.07                 0.12(a)
------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           0.13                 0.14
================================================================================================
    Total from investment operations                               0.20                 0.26
================================================================================================
Less distributions:
  Dividends from net investment income                            (0.13)               (0.25)
------------------------------------------------------------------------------------------------
  Return of capital                                                  --                (0.00)
================================================================================================
    Total distributions                                           (0.13)               (0.25)
================================================================================================
Net asset value, end of period                                 $  10.09             $  10.02
________________________________________________________________________________________________
================================================================================================
Total return(b)                                                    2.05%                2.58%
________________________________________________________________________________________________
================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $355,330             $337,480
________________________________________________________________________________________________
================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 1.20%(c)             1.20%(d)
------------------------------------------------------------------------------------------------
  Without fee waivers                                              1.60%(c)             1.60%(d)
================================================================================================
Ratio of net investment income to average net assets               1.40%(c)             1.28%(d)
________________________________________________________________________________________________
================================================================================================
Portfolio turnover rate(e)                                           54%                  88%
________________________________________________________________________________________________
================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $335,039,476.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

  A.  Regulatory Inquiries and Actions

    1.  IFG

On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the chief executive officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (the parent of AIM) and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Department of Banking for the State of Connecticut and the Colorado Securities Division. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD Inc. and the SEC, none of which directly bears upon the Fund. IFG is providing full cooperation with respect to these inquiries.

    2.  AIM

AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

    3.  AMVESCAP Response

AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

  B.  Private Actions

In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and
(iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions alleging market timing throughout the mutual fund industry should be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Twelve actions filed against IFG have been conditionally transferred to the Panel in Maryland, and IFG and AIM anticipate that all other market timing actions that may be filed or that are already pending against IFG and/or AIM will be transferred to the Panel as well.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

                                                            SHORT TERM BOND FUND


PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Short Term Bond Fund, an investment portfolio of AIM Investment Securities Funds, a Delaware statutory trust, was held on October 21, 2003. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                                        WITHHOLDING
       TRUSTEES/ MATTER                                                VOTES FOR         AUTHORITY
---------------------------------------------------------------------------------------------------
(1)*   Bob R. Baker................................................  1,430,557,734      19,888,865
       Frank S. Bayley.............................................  1,430,328,954      20,117,645
       James T. Bunch..............................................  1,430,768,168      19,678,431
       Bruce L. Crockett...........................................  1,430,659,866      19,786,733
       Albert R. Dowden............................................  1,430,613,991      19,832,608
       Edward K. Dunn, Jr..........................................  1,430,557,918      19,888,681
       Jack M. Fields..............................................  1,430,604,411      19,842,188
       Carl Frischling.............................................  1,430,139,075      20,307,524
       Robert H. Graham............................................  1,430,382,712      20,063,887
       Gerald J. Lewis.............................................  1,430,101,093      20,345,506
       Prema Mathai-Davis..........................................  1,430,403,656      20,042,943
       Lewis F. Pennock............................................  1,430,682,327      19,764,272
       Ruth H. Quigley.............................................  1,430,286,369      20,160,230
       Louis S. Sklar..............................................  1,430,522,821      19,923,778
       Larry Soll, Ph.D............................................  1,430,500,783      19,945,816
       Mark H. Williamson..........................................  1,430,415,623      20,030,976

* Proposal required approval by a combined vote of all the portfolios of AIM Investment Securities Funds.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES              OFFICERS                                  OFFICE OF THE FUND
Bob R. Baker                   Robert H. Graham                          11 Greenway Plaza
Frank S. Bayley                Chairman and President                    Suite 100
James T. Bunch                                                           Houston, TX 77046-1173
Bruce L. Crockett              Mark H. Williamson
Albert R. Dowden               Executive Vice President
Edward K. Dunn Jr.                                                       INVESTMENT ADVISOR
Jack M. Fields                 Kevin M. Carome                           A I M Advisors, Inc.
Carl Frischling                Senior Vice President and                 11 Greenway Plaza
Robert H. Graham               Chief Legal Officer                       Suite 100
Gerald J. Lewis                                                          Houston, TX 77046-1173
Prema Mathai-Davis             Sidney M. Dilgren
Lewis F. Pennock               Vice President and Treasurer
Ruth H. Quigley                                                          TRANSFER AGENT
Louis S. Sklar                 Stuart W. Coco                            AIM Investment Services, Inc.
Larry Soll, Ph.D.              Vice President                            P.O. Box 4739
Mark H. Williamson                                                       Houston, TX 77210-4739
                               Melville B. Cox
                               Vice President
                                                                         CUSTODIAN
                               Karen Dunn Kelley                         State Street Bank and Trust Company
                               Vice President                            225 Franklin Street
                                                                         Boston, MA 02110
                               Edgar M. Larsen
                               Vice President
                                                                         COUNSEL TO THE FUND
                                                                         Ballard Spahr
                                                                         Andrews & Ingersoll, LLP
                                                                         1735 Market Street
                                                                         Philadelphia, PA 19103-7599

                                                                         COUNSEL TO THE TRUSTEES
                                                                         Kramer, Levin, Naftalis & Frankel LLP
                                                                         919 Third Avenue
                                                                         New York, NY 10022-3852

                                                                         DISTRIBUTOR
                                                                         A I M Distributors, Inc.
                                                                         11 Greenway Plaza
                                                                         Suite 100
                                                                         Houston, TX 77046-1173

         DOMESTIC EQUITY                            INTERNATIONAL/GLOBAL EQUITY                      FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                 TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                     AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund              AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund            AIM Income Fund
AIM Capital Development Fund                 AIM Global Growth Fund                       AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Trends Fund(5)                    AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund(6)                     AIM Money Market Fund
AIM Dent Demographic Trends Fund             AIM International Emerging Growth Fund       AIM Short Term Bond Fund
AIM Diversified Dividend Fund(1)             AIM International Growth Fund                AIM Total Return Bond Fund
AIM Emerging Growth Fund                     AIM Trimark Fund                             INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund               INVESCO International Core Equity Fund(7)
AIM Large Cap Growth Fund                                                                 TAX-FREE
AIM Libra Fund                                              SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                              AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund                 AIM Global Health Care Fund                  AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                      AIM Real Estate Fund                         AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                     INVESCO Advantage Health Sciences Fund       AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund                    INVESCO Energy Fund
AIM Opportunities III Fund                   INVESCO Financial Services Fund
AIM Premier Equity Fund                      INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund                       INVESCO Health Sciences Fund
AIM Small Cap Equity Fund(2)                 INVESCO Leisure Fund
AIM Small Cap Growth Fund(3)                 INVESCO Multi-Sector Fund
AIM Trimark Endeavor Fund                    INVESCO Technology Fund
AM Trimark Small Companies Fund              INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund
INVESCO Dynamics Fund
INVESCO Mid-Cap Growth Fund
INVESCO Small Company Growth Fund
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*

* Domestic equity and income fund

(1) Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (6) Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund. (7) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

    If used after April, 2004, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $149 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $371 billion in assets under management. Data as of December 31, 2003.


CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER IMPORTANT INFORMATION ABOUT AIM AND INVESCO FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR OR AIMINVESTMENTS.COM AND READ IT THOROUGHLY BEFORE INVESTING.

                               AIMinvestments.com                      STB-SAR-1



                                                YOUR GOALS. OUR SOLUTIONS.--Servicemark--
-----------------------------------------------------------------------------------------
Mutual   Retirement  Annuities  College   Separately   Offshore  Alternative   Cash           [AIM INVESTMENT LOGO APPEARS HERE]
Funds    Products               Savings   Managed      Products  Investments   Management              --Servicemark--
                                Plans     Accounts
-----------------------------------------------------------------------------------------

                                                      AIM TOTAL RETURN BOND FUND
                            Semiannual Report to Shareholders o January 31, 2004

                                 [COVER IMAGE]




    YOUR GOALS. OUR SOLUTIONS.           [AIM INVESTMENTS LOGO APPEARS HERE]
        --Servicemark--                             --Servicemark--

====================================================================================================================================
AIM TOTAL RETURN BOND FUND SEEKS TO ACHIEVE MAXIMUM TOTAL RETURN CONSISTENT WITH PRESERVATION OF CAPITAL.
====================================================================================================================================

o Unless otherwise stated, information presented is as of 1/31/04 and is based on total net assets.

ABOUT SHARE CLASSES                          o Effective duration is a measure of a      o The unmanaged Lehman Brothers U.S.
o Effective 9/30/03, Class B shares are      bond fund's price sensitivity to changes    Treasury Index, which represents the
not available as an investment for           in interest rates. It also takes into       performance of public obligations of the
retirement plans maintained pursuant to      account mortgage prepayments, puts,         U.S. Treasury with a remaining maturity
Section 401 of the Internal Revenue Code,    adjustable coupons and potential call       of one year or more, is compiled by
including 401(k) plans, money purchase       dates.                                      Lehman Brothers, a global investment
pension plans and profit sharing plans.                                                  bank.
Plans that have existing accounts            ABOUT INDEXES USED IN THIS REPORT
invested in Class B shares will continue     o The unmanaged Lehman Brothers U.S.        o The fund is not managed to track the
to be allowed to make additional             Aggregate Bond Index (the Lehman            performance of any particular index,
purchases.                                   Aggregate), which represents the U.S.       including the indexes defined here, and
                                             investment-grade fixed-rate bond market     consequently, the performance of the fund
PRINCIPAL RISKS OF INVESTING IN THE FUND     (including government and corporate         may deviate significantly from the
o International investing presents           securities, mortgage pass-through           performance of the indexes.
certain risks not associated with            securities and asset-backed securities),
investing solely in the United States.       is compiled by Lehman Brothers, a global    o A direct investment cannot be made in
These include risks relating to              investment bank.                            an index. Unless otherwise indicated,
fluctuations in the value of the U.S.                                                    index results include reinvested
dollar relative to the values of other       o The unmanaged Lehman Brothers U.S.        dividends, and they do not reflect sales
currencies, the custody arrangements made    Agency Index is an index of publicly        charges. Performance of an index of funds
for the fund's foreign holdings,             issued debt of U.S. Government agencies,    reflects fund expenses; performance of a
differences in accounting, political         quasi-federal corporations, and corporate   market index does not.
risks and the lesser degree of public        or foreign debt guaranteed by the U.S.
information required to be provided by       Government, with maturities of one year     Industry classifications used in this
non-U.S. companies. The fund may invest      or more. It is a sub-index of the Lehman    report are generally according to the
up to 25% of its assets in the securities    Brothers U.S. Aggregate Bond Index, which   Global Industry Classification Standard,
of non-U.S. issuers. Securities of           is compiled by Lehman Brothers, a global    which was developed by and is the
Canadian issuers and American Depository     investment bank.                            exclusive property and a service mark of
Receipts are not subject to this 25%                                                     Morgan Stanley Capital International Inc.
limitation.                                  o The unmanaged Lehman Brothers Fixed       and Standard & Poor's.
                                             Rate Mortgage Backed Securities Index is
o The fund may invest a portion of its       an index of the mortgage-backed             A description of the policies and
assets in mortgage-backed securities,        pass-through securities of Ginnie Mae       procedures that the Fund uses to
which lose value if mortgages are prepaid    (GNMA), Fannie Mae (FNMA), and Freddie      determine how to vote proxies relating to
in response to falling interest rates.       Mac (FHLMC), with maturities of one year    portfolio securities is available without
                                             or more. It is a sub-index of the Lehman    charge, upon request, by calling
OTHER INFORMATION                            Brothers U.S. Aggregate Bond Index, which   800-959-4246, or on the AIM Web site,
o The average credit quality of the          is compiled by Lehman Brothers, a global    AIMinvestments.com.
fund's holdings as of the close of the       investment bank.
reporting period represents the weighted
average quality rating of the securities     o The unmanaged Lehman Brothers U.S.
in the portfolio as assigned by              Corporate Investment-Grade Index is a
Nationally Recognized Statistical Rating     market value-weighted index of
Organizations based on assessment of the     investment-grade corporate fixed-rate
credit quality of the individual             debt issues with maturities of one year
securities.                                  or more. It is a sub-index of the Lehman
                                             Brothers U.S. Aggregate Bond Index, which
                                             is compiled by Lehman Brothers, a global
                                             investment bank.



=====================================================                                     This report must be accompanied or
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                                     preceded by a currently effective fund
=====================================================                                     prospectus, which contains more complete
                                                                                          information, including sales charges and
                                                                                          expenses. Read it carefully before you
                                                                                          invest.


AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER IN THE AIM          VISIT OUR WEB SITE
                    FAMILY OF FUNDS--Registered Trademark--:    As you are aware, the mutual fund industry and AIM
                                                                Investments have been the subject of allegations and
[PHOTO OF           Major stock market indexes here and         investigations of late surrounding the issues of market
ROBERT H.           abroad delivered positive performance       timing and late trading in funds. We understand how
GRAHAM]             during the six months covered by this       unsettling this may be for many of our shareholders. We
                    report. As is historically the case,        invite you to visit AIMinvestments.com, our Web site, often.
ROBERT H. GRAHAM    bond market returns were more modest,       We will continue to post updates on these issues as
                    but positive as well. The U.S. economy      information becomes available.
                    appears to have turned a corner, with
                    solid growth in gross domestic product          The Securities and Exchange Commission, which regulates
                    during the third and fourth quarters of     our industry, has already proposed new rules and
                    2003. Overseas, particularly in Europe,     regulations, and is planning to propose several more, that
                    economic performance picked up during       address the issues of market timing and late trading, among
                    the second half of 2003.                    others. The Investment Company Institute, the industry trade group, and we welcome these efforts. We believe
    Investors in the United States seem to have regained        comprehensive rule making is necessary and is the best way
their confidence. They added $43.8 billion to U.S. stock        to establish new industry responsibilities designed to
mutual funds in January 2004 and $496 million to bond funds.    protect shareholders. We support practical rule changes and
By contrast, money market funds, considered a safe haven        structural modifications that are fair, enforceable and,
because of their emphasis on stability of net asset value,      most importantly, beneficial for investors.
suffered large net outflows during the month. As the
reporting period closed, total mutual fund assets stood at a        Should you visit our Web site, we invite you to explore
record $7.54 trillion.                                          the other material available there, including general
                                                                investing information, performance updates on our funds, and
    The durability of these trends is, of course,               market and economic commentary from our financial experts.
unpredictable, and we caution our shareholders against
thinking that 2004 will see a rerun of the markets' good            As always, AIM is committed to building solutions for
performance during 2003. That said, it is also true that the    your investment goals, and we thank you for your continued
economy appears to have the wind at its back in terms of        participation in AIM Investments. If you have any questions,
fiscal, monetary and tax stimulus, and corporate earnings       please contact our Client Service representatives at
have been strong.                                               800-959-4246.

    What should investors do? They should do what we have       Sincerely,
always urged: Keep their eyes on their long-term goals, keep    /s/ Robert H. Graham
their portfolios diversified, and work with their financial     Robert H. Graham
advisors to tailor their investments to their risk tolerance    Chairman and President
and investment objectives. We cannot overemphasize the          March 9, 2004
importance of professional guidance when it comes to
selecting investments.

    For information on your fund's performance and management during the reporting period, please see the management discussion that begins on the following page.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


CORPORATE DEBT SECURITIES HELP ENHANCE FUND'S PERFORMANCE                                Improvement in the unemployment rate was
                                                                                         evident in its decline from 6.2% in July
AIM Total Return Bond Fund's Class A         o Securities of U.S. agencies averaged      to 5.6% in January.
shares returned 4.72%, excluding sales       returns of 3.77%, as measured by the
charges, for the six-month period ended      Lehman Brothers U.S. Agency Index.          YOUR FUND
January 31, 2004. (If sales charges were
included, returns would be lower.) This          The period was characterized by low     The fund entered the period with about
result outpaced the 4.49% return of its      interest rates in general. The Federal      50% of assets in corporate bonds. This
broad-based index, the Lehman Brothers       Reserve (the Fed) left the influential      overweight compared to the Lehman
U.S. Aggregate Bond Index (Lehman            federal funds rate at a 46-year low of      Aggregate helped the fund outperform that
Aggregate), which reflects the U.S.          1.00% throughout the reporting period.      index, which is about evenly divided
investment-grade fixed-income market.        Upon reducing the rate to that level in     among corporate, mortgage and government
Results for other share classes are shown    late June 2003, the Fed said it favored a   debt. The corporate bond sector
in the table on page 3.                      more expansive monetary policy because      ("credit") was the best-performing of
                                             the economy had not yet exhibited           these three sectors during the period,
MARKET CONDITIONS                            sustainable growth.                         largely due to the Fed's accommodative
                                                                                         monetary policy and a market perception
Among the major sectors of the Lehman            However, the Fed's Beige Book, issued   that the outlook for economic growth was
Aggregate, results were as follows:          before each meeting of the Federal Open     improving.
                                             Market Committee, indicated improving
o U.S. corporate instruments, as             conditions later in the period. The             Interest rates rose for two-year
reflected in the Lehman Brothers U.S.        October issue indicated that economic       bonds but fell for bonds with maturities
Corporate Investment-Grade Index,            expansion had increased and consumer        of five years or longer. For bonds with
averaged the highest results with a 6.15%    spending was generally stronger. By         two-year maturities, yields rose from
return.                                      January 2004, the Beige Book stated that    1.74% to 1.82% over the period; for
                                             "the nation's economy has continued to      five-year bonds, yields declined from
o Second highest was the mortgage sector,    improve," with an "increase in overall      3.23% to 3.15%; for 10-year bonds, from
as measured by the Lehman Brothers Fixed     economic activity" and "modest              4.42% to 4.14%; and for 30-year bonds,
Rate Mortgage Backed Securities Index,       improvements in labor markets."             from 5.37% to 4.97%.
which returned 4.03%.
                                                 The nation's gross domestic product,        We lowered our duration (a measure of
o U.S. Treasuries of various maturities      generally considered the broadest measure   a fund's sensitivity to interest rate
returned 3.96%, according to the Lehman      of economic activity, expanded at an        changes) from 4.29 to 3.66 years over the
Brothers U.S. Treasury Index.                annualized rate of 8.2% in the third        period. This was shorter than that of the
                                             quarter of 2003, moderating to 4.1% in      Lehman Aggregate, which had a duration of
                                             the fourth quarter.                         4.45 years at the end

====================================================================================================================================
TOP 10 FIXED-INCOME ISSUERS*                                          TOP 10 INDUSTRIES*

 1. Federal National Mortgage Association (FNMA)        20.6%          1. U.S. Mortgage-Backed Securities                     37.4%

 2. Federal Home Loan Mortgage Corp. (FHLMC)             7.8           2. U.S. Treasury Securities                            11.3

 3. Government National Mortgage Association (GNMA)      6.9           3. Integrated Telecommunication Services                5.6

 4. U.S. Treasury Notes                                  6.7           4. Consumer Finance                                     5.5

 5. U.S. Treasury Bonds                                  4.7           5. Diversified Banks                                    5.0

 6. Sprint Capital Corp.                                 2.3           6. Electric Utilities                                   4.7

 7. General Motors Acceptance Corp.                      1.7           7. Broadcasting & Cable TV                              4.6

 8. Federal Home Loan Bank                               1.5           8. Other Diversified Financial Services                 3.3

 9. Yorkshire Power Finance (Cayman Islands)             1.4           9. Wireless Telecommunication Services                  2.3

10. United Mexican States (Mexico)                       1.4          10. Sovereign Debt                                       1.5


                                                                      Total Number of Holdings*                                321
*Excludes money market fund holdings.                                 TOTAL NET ASSETS                               $84.9 million
                                                                      Average Credit Quality Rating                             AA
The fund's holdings are subject to change, and there is no            Average Effective Duration                        3.66 years
assurance that the fund will continue to hold any particular          Average Maturity                                  5.26 years
security.
====================================================================================================================================

of the period. This variance hampered the        During the period we sold some fully                      JAN H. FRIEDLI
fund's total return in relation to the       valued corporate positions to take                            Mr. Friedli is lead
Lehman Aggregate, but gains attributable     profits, and we purchased some mortgages                      manager of AIM Total
to other strategies outweighed this          and Treasuries, reducing our corporate           [FRIEDLI     Return Bond Fund. He
disadvantage.                                holdings from about 53% to about 49% of           PHOTO]      began his investment
                                             assets. We continued to keep the fund's                       career in 1990 and
    Among specific issuers that helped       duration lower than that of its indexes,                      joined AIM in 1999. Mr.
fund performance during the period were      to hold down the possibility of declining    Friedli graduated cum laude from
the following:                               value in case the Fed begins to raise        Villanova University with a B.S. in
                                             interest rates. As the current yield         computer science and earned an M.B.A.
o Comcast, the largest U.S. cable TV         curve is steep, and the natural result of    with honors from the University of
operator, had one-year sales growth above    lower duration is lower yield, we have       Chicago.
45% in its most recent fiscal year (which    taken steps to mitigate this factor and
ended in December), accompanied by annual    increase the fund's overall yield by                          SCOT W. JOHNSON
net income growth.                           holding an overweight in corporate bonds.                     Mr. Johnson, Chartered
                                             Corporates usually offer higher yields,                       Financial Analyst, is a
o Sprint, a major supplier of fixed-line     as they did during the reporting period.         [JOHNSON     portfolio manager of AIM
and wireless telecommunication services,                                                        PHOTO]     Total Return Bond Fund.
also presented an improved business          IN CLOSING                                                    He joined AIM in 1994.
outlook, increasing its one-year sales                                                                     He received both a B.A.
growth rate and its annual net income.       In pursuing the fund's objective of          in economics and an M.B.A. in finance
                                             maximum total return consistent with         from Vanderbilt University.
o News America Holdings is a subsidiary      preservation of capital, we continued to
of The News Corporation, one of the          invest primarily in a diversified            Assisted by the Investment Grade Team
world's largest media conglomerates,         portfolio of investment-grade
which achieved positive developments in      fixed-income securities, including U.S.
annual sales and saw its annual net          Treasury and agency securities,
income surge out of the red and into the     mortgage-backed and asset-backed
black.                                       securities, and corporate bonds of
                                             varying maturities. We were pleased with
    Issuers that hindered fund               the results during the reporting period.
performance for the six-month period
included U.S. Treasury issues and                  See important fund and index
mortgage-backed securities from issuers           disclosures inside front cover.
such as Fannie Mae and Freddie Mac.
Though they provided positive returns,
such defensive investments were
outperformed by higher-risk, more
economically sensitive asset classes such
as corporate bonds.


====================================================================================

FUND VS. INDEX                               PORTFOLIO COMPOSITION BY SECTOR

Total returns, 7/31/03-1/31/04, excluding
applicable sales charges. If sales                          [PIE CHART]
charges were included, returns would be
lower.                                       U.S. Mortgage-Backed Securities   37.4%
=========================================
Class A Shares                      4.72%    Bonds & Notes                     48.5%

Class B Shares                      4.34     Money Market Funds & Other         2.8%

Class C Shares                      4.34     U.S. Treasury Securities          11.3%

Lehman Brothers U.S.
Aggregate Bond Index
(Broad Market Index)                4.49

Source: Lipper, Inc.
=========================================
                                                                                           [RIGHT ARROW GRAPHIC]
                                                                                           FOR A PRESENTATION OF YOUR FUND'S
                                                                                           LONG-TERM PERFORMANCE RECORD, PLEASE TURN
                                                                                           THE PAGE.

LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

Below you will find a presentation of your fund's long-term performance record for periods ended 1/31/04, the close of the six-month period covered by this report. As required by industry regulations, we also present long-term performance for periods ended 12/31/03, the most recent calendar quarter-end.

    Please read the important disclosure accompanying these tables, which explains how fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.

====================================================================================================================================
AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS                    When sales charges are included in
As of 1/31/04, including applicable          As of 12/31/03, including applicable        performance figures, Class A share
sales charges                                sales charges                               performance reflects the maximum 4.75%
                                                                                         sales charge, and Class B and Class C
CLASS A SHARES                               CLASS A SHARES                              share performance reflects the
Inception (12/31/01)              4.59%      Inception (12/31/01)              4.24%     applicable contingent deferred sales
1 Year                            0.93       1 Year                            0.12      charge (CDSC) for the period involved.
                                                                                         The CDSC on Class B shares declines
CLASS B SHARES                               CLASS B SHARES                              from 5% beginning at the time of
Inception (12/31/01)              4.92%      Inception (12/31/01)              4.12%     purchase to 0% at the beginning of the
1 Year                            0.19       1 Year                           -0.66      seventh year. The CDSC on Class C
                                                                                         shares is 1% for the first year after
CLASS C SHARES                               CLASS C SHARES                              purchase. The performance of the
Inception (12/31/01)              6.27%      Inception (12/31/01)              6.03%     fund's share classes will differ due
1 Year                            4.19       1 Year                            3.34      to different sales charge structures
                                                                                         and class expenses.
                                             The performance data quoted represent
                                             past performance and cannot guarantee           Had the advisor not waived fees
                                             comparable future results; current          and/or reimbursed expenses, returns
                                             performance may be lower or higher.         would have been lower.
                                             Please visit AIMinvestments.com for
                                             the most recent month-end performance.
                                             Performance figures reflect reinvested
                                             distributions, changes in net asset
                                             value and the effect of the maximum
                                             sales charge unless otherwise stated.
                                             Investment return and principal value
                                             will fluctuate so that you may have a
                                             gain or loss when you sell shares.          [ARROW   For More Information Visit
                                                                                         BUTTON       AIMinvestments.com
                                                                                         IMAGE]
====================================================================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

January 31, 2004
(Unaudited)

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
BONDS & NOTES-48.53%

AEROSPACE & DEFENSE-0.30%

Lockheed Martin Corp.-Series A,
  Medium Term Notes, 8.66%, 11/30/06           $  225,000   $   257,222
=======================================================================

ALTERNATIVE CARRIERS-0.31%

Intelsat Ltd. (Bermuda),
  Sr. Notes, 6.50%, 11/01/13
  (Acquired 10/31/03; Cost $124,618)(a)           125,000       133,411
-----------------------------------------------------------------------
  Sr. Notes, 5.25%, 11/01/08
  (Acquired 10/31/03; Cost $124,969)(a)           125,000       130,065
=======================================================================
                                                                263,476
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.26%

Bank of New York Institutional Capital Trust-
  Series A, Bonds, 7.78%, 12/01/26 (Acquired
  06/12/03; Cost $238,542)(a)                     200,000       222,656
=======================================================================

AUTOMOBILE MANUFACTURERS-0.66%

DaimlerChrysler N.A. Holding Corp.-Series D,
  Gtd. Medium Term Notes, 3.40%, 12/15/04         550,000       557,914
=======================================================================

BROADCASTING & CABLE TV-4.64%

British Sky Broadcasting Group PLC (United
  Kingdom), Unsec. Gtd. Global Notes, 7.30%,
  10/15/06                                        200,000       222,110
-----------------------------------------------------------------------
Comcast Corp.,
  Sr. Unsec. Notes, 8.88%, 04/01/07               150,000       153,534
-----------------------------------------------------------------------
  Class A, Sr. Sub. Deb., 10.63%, 07/15/12        200,000       267,624
-----------------------------------------------------------------------
Continental Cablevision, Inc., Sr. Unsec.
  Deb., 9.50%, 08/01/13                         1,000,000     1,157,360
-----------------------------------------------------------------------
Cox Radio, Inc.-Class A, Sr. Unsec. Notes,
  6.63%, 02/15/06                                 125,000       134,727
-----------------------------------------------------------------------
Liberty Media Corp., Global Notes, 3.50%,
  09/25/06                                        200,000       201,370
-----------------------------------------------------------------------
TCI Communications Financing III, Gtd. Bonds,
  9.65%, 03/31/27                                 600,000       740,796
-----------------------------------------------------------------------
TCI Communications, Inc., Medium Term Notes,
  8.35%, 02/15/05                                 350,000       372,053
-----------------------------------------------------------------------
Time Warner Cos. Inc.,
  Sr. Unsec. Gtd. Deb.,
    6.88%, 06/15/18                               125,000       139,265
-----------------------------------------------------------------------
    7.25%, 10/15/17                                75,000        86,178
-----------------------------------------------------------------------
    7.57%, 02/01/24                               200,000       227,300
-----------------------------------------------------------------------
  Unsec. Notes, 7.75%, 06/15/05                   225,000       242,575
=======================================================================
                                                              3,944,892
=======================================================================

CONSUMER FINANCE-5.47%

Associates Corp. of North America, Sr. Global
  Deb., 6.95%, 11/01/18                           100,000       117,296
-----------------------------------------------------------------------

-----------------------------------------------------------------------
                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
CONSUMER FINANCE-(CONTINUED)

Associates Corp. of North America, Sub. Deb.,
  8.15%, 08/01/09                              $  375,000   $   454,706
-----------------------------------------------------------------------
Capital One Bank, Sr. Global Notes, 8.25%,
  06/15/05                                        200,000       215,508
-----------------------------------------------------------------------
Capital One Financial Corp., Sr. Unsec.
  Notes,
  7.25%, 05/01/06                                 675,000       730,883
-----------------------------------------------------------------------
  8.75%, 02/01/07                                 350,000       397,554
-----------------------------------------------------------------------
Ford Motor Credit Co.,
  Unsec. Global Notes,
    6.70%, 07/16/04                                50,000        51,116
-----------------------------------------------------------------------
    6.88%, 02/01/06                               360,000       384,041
-----------------------------------------------------------------------
    7.50%, 03/15/05                               200,000       211,120
-----------------------------------------------------------------------
  Unsec. Notes, 7.75%, 03/15/05                   100,000       105,799
-----------------------------------------------------------------------
General Motors Acceptance Corp.,
  Floating Rate Medium Term Notes,
    1.88%, 05/17/04(b)                            150,000       150,075
-----------------------------------------------------------------------
    3.18%, 03/04/05(b)                            200,000       199,916
-----------------------------------------------------------------------
  Global Notes, 4.50%, 07/15/06                   175,000       179,774
-----------------------------------------------------------------------
  Medium Term Notes,
    4.38%, 05/15/04                               150,000       150,643
-----------------------------------------------------------------------
    5.25%, 05/16/05                               175,000       181,347
-----------------------------------------------------------------------
  Unsec. Unsub. Global Notes, 6.75%, 01/15/06     550,000       588,615
-----------------------------------------------------------------------
Household Finance Corp., Sr. Unsec. Global
  Notes, 7.63%, 05/17/32                          345,000       423,615
-----------------------------------------------------------------------
MBNA America Bank, N.A., Notes, 6.88%,
  07/15/04 (Acquired 12/04/02; Cost
  $104,633)(a)                                    100,000       102,115
=======================================================================
                                                              4,644,123
=======================================================================

DIVERSIFIED BANKS-4.96%

Abbey National PLC (United Kingdom),
  Sub. Yankee Notes, 7.35%(c)                     100,000       111,333
-----------------------------------------------------------------------
American Savings Bank, Notes, 6.63%, 02/15/06
  (Acquired 03/05/03; Cost $83,179)(a)             75,000        80,216
-----------------------------------------------------------------------
Bank of America Corp.,
  Unsec. Sub. Notes, 7.13%, 03/01/09              125,000       144,071
-----------------------------------------------------------------------
  Series B, Putable Sub. Medium Term Notes,
  8.57%, 11/15/04                                 150,000       198,409
-----------------------------------------------------------------------
BankBoston Corp., Gtd. Floating Rate Notes,
  1.78%, 06/08/28(b)                              400,000       382,020
-----------------------------------------------------------------------
Barclays Bank PLC (United Kingdom), Bonds,
  8.55% (Acquired 11/05/03; Cost
  $209,209)(a)(c)                                 170,000       210,497
-----------------------------------------------------------------------
Barnett Capital I, Gtd. Bonds, 8.06%,
  12/01/26                                        175,000       205,105
-----------------------------------------------------------------------
Barnett Capital II, Gtd. Bonds, 7.95%,
  12/01/26                                        400,000       452,876
-----------------------------------------------------------------------
Centura Capital Trust I, Gtd. Notes, 8.85%,
  06/01/27 (Acquired 05/22/03; Cost
  $379,629)(a)                                    300,000       367,281
-----------------------------------------------------------------------
Corestates Capital Trust I, Bonds, 8.00%,
  12/15/26 (Acquired 06/18/03; Cost
  $178,733)(a)                                    150,000       172,719
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
DIVERSIFIED BANKS-(CONTINUED)

Corporacion Andina de Fomento (Venezuela),
  Global Notes, 5.20%, 05/21/13                $  350,000   $   349,461
-----------------------------------------------------------------------
Danske Bank A/S (Denmark), Sub. Notes, 6.38%,
  06/15/08 (Acquired 08/30/02; Cost
  $107,346)(a)                                    100,000       105,305
-----------------------------------------------------------------------
First Empire Capital Trust I, Gtd. Notes,
  8.23%, 02/01/27                                 160,000       187,816
-----------------------------------------------------------------------
Golden State Bancorp. Inc., Sub. Deb.,
  10.00%, 10/01/06                                250,000       296,397
-----------------------------------------------------------------------
HSBC Capital Funding L.P. (United Kingdom),
  Gtd. Bonds, 4.61% (Acquired 11/05/03; Cost
  $74,602)(a)(c)                                   80,000        76,032
-----------------------------------------------------------------------
Lloyds Bank PLC (United Kingdom)-Series 1,
  Unsec. Sub. Floating Rate Euro Notes,
  1.50%(c)(d)                                     300,000       254,319
-----------------------------------------------------------------------
National Westminster Bank PLC (United
  Kingdom)- Series B, Unsec. Sub. Euro Notes,
  1.44%(c)(d)                                     100,000        84,245
-----------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Putable Sub.
  Deb., 8.25%, 11/01/04                           250,000       322,157
-----------------------------------------------------------------------
PNC Capital Trust C, Gtd. Floating Rate
  Notes, 1.74%, 06/01/28(b)                       150,000       140,788
-----------------------------------------------------------------------
RBS Capital Trust I, Bonds, 4.71%(c)               75,000        72,091
=======================================================================
                                                              4,213,138
=======================================================================

DIVERSIFIED CAPITAL MARKETS-0.79%

Chase Manhattan Corp., Sub. Debs., 7.88%,
  07/15/06                                        100,000       112,398
-----------------------------------------------------------------------
UBS Preferred Funding Trust I, Gtd. Global
  Bonds, 8.62%(c)                                 450,000       561,321
=======================================================================
                                                                673,719
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.12%

International Lease Finance Corp., Global
  Notes, 2.95%, 05/23/06                          100,000       100,955
=======================================================================

ELECTRIC UTILITIES-4.16%

AmerenEnergy Generating Co.-Series C,
  Sr. Unsec. Global Notes, 7.75%, 11/01/05         50,000        54,607
-----------------------------------------------------------------------
American Electric Power Co., Inc.,
  Sr. Unsec. Unsub. Notes, 5.25%, 06/01/15        150,000       149,467
-----------------------------------------------------------------------
CenterPoint Energy, Inc.-Series B, Sr. Global
  Notes, 5.88%, 06/01/08                           50,000        51,931
-----------------------------------------------------------------------
Cinergy Corp., Unsec. Sub. Global Deb.,
  6.25%, 09/01/04                                 100,000       102,483
-----------------------------------------------------------------------
Consolidated Edison Co. of New York, Unsec.
  Deb., 7.75%, 06/01/26(e)                        250,000       278,747
-----------------------------------------------------------------------
Consumers Energy Co., First Mortgage Bonds,
  6.00%, 02/15/14 (Acquired 10/03/03; Cost
  $255,575)(a)                                    250,000       264,385
-----------------------------------------------------------------------
Dominion Resources, Inc., Notes, 2.80%,
  02/15/05                                        200,000       202,428
-----------------------------------------------------------------------
Kansas City Power & Light Co., Sr. Unsec.
  Notes, 7.13%, 12/15/05                          650,000       705,776
-----------------------------------------------------------------------
Niagara Mohawk Power Corp., First Mortgage
  Bonds, 8.00%, 06/01/04(e)                       210,000       214,070
-----------------------------------------------------------------------

-----------------------------------------------------------------------
                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
ELECTRIC UTILITIES-(CONTINUED)

Public Service Electric & Gas Co.-Series TT,
  Refunding First Mortgage Bonds,
  7.38%, 03/01/14(e)                           $  250,000   $   256,860
-----------------------------------------------------------------------
Southern Power Co.-Series D,
  Sr. Unsec. Global Notes, 4.88%, 07/15/15         75,000        71,690
-----------------------------------------------------------------------
United Energy Distribution Holdings
  Proprietary Ltd. (Australia), Sr. Unsec.
  Unsub. Notes,
  4.70%, 04/15/11 (Acquired 11/12/03; Cost
  $119,879)(a)                                    120,000       122,396
-----------------------------------------------------------------------
WPD Holdings UK (United Kingdom),
  Jr. Unsec. Unsub. Notes, 6.75%, 12/15/04
  (Acquired 01/08/04; Cost $259,688)(a)           250,000       257,212
-----------------------------------------------------------------------
Yorkshire Power Finance (Cayman Islands)-
  Series B, Sr. Unsec. Gtd. Unsub. Global
  Notes,
  6.50%, 02/25/08                                 750,000       800,902
=======================================================================
                                                              3,532,954
=======================================================================

ENVIRONMENTAL SERVICES-0.41%

Waste Management, Inc., Sr. Unsec. Unsub.
  Notes, 7.38%, 08/01/10                          300,000       348,759
=======================================================================

FOOD RETAIL-0.21%

Kroger Co., Sr. Unsec. Gtd. Notes, 7.38%,
  03/01/05                                         50,000        53,134
-----------------------------------------------------------------------
Safeway Inc., Notes, 2.50%, 11/01/05              125,000       125,066
=======================================================================
                                                                178,200
=======================================================================

GAS UTILITIES-0.70%

CenterPoint Energy Resources Corp., Unsec.
  Deb., 6.50%, 02/01/08                           200,000       214,110
-----------------------------------------------------------------------
Kinder Morgan Energy Partners, L.P.,
  Sr. Unsec. Sub. Notes, 8.00%, 03/15/05          100,000       106,613
-----------------------------------------------------------------------
Kinder Morgan, Inc., Sr. Unsec. Notes, 6.80%,
  03/01/08                                        250,000       276,777
=======================================================================
                                                                597,500
=======================================================================

HEALTH CARE FACILITIES-0.76%

HCA Inc.,
  Notes,
  6.25%, 02/15/13                                 100,000       105,270
-----------------------------------------------------------------------
  7.00%, 07/01/07                                 300,000       328,881
-----------------------------------------------------------------------
  Sr. Sub. Notes, 6.91%, 06/15/05                 200,000       211,164
=======================================================================
                                                                645,315
=======================================================================

HOMEBUILDING-0.95%

Lennar Corp.-Series B, Class A,
  Sr. Unsec. Gtd. Global Notes, 9.95%,
  05/01/10                                        350,000       399,875
-----------------------------------------------------------------------
M.D.C. Holdings, Inc., Sr. Unsec. Gtd. Notes,
  5.50%, 05/15/13                                 400,000       403,976
=======================================================================
                                                                803,851
=======================================================================

HOUSEWARES & SPECIALTIES-0.43%

American Greetings Corp., Unsec. Putable
  Notes, 6.10%, 08/01/08                          350,000       362,687
=======================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

HYPERMARKETS & SUPER CENTERS-0.16%

Wal-Mart Stores, Inc., Unsec. Deb., 8.50%,
  09/15/24                                     $  125,000   $   134,954
=======================================================================

INDUSTRIAL CONGLOMERATES-0.13%

URC Holdings Corp., Sr. Notes, 7.88%,
  06/30/06 (Acquired 10/08/03; Cost
  $113,227)(a)                                    100,000       111,277
=======================================================================

INTEGRATED OIL & GAS-0.35%

Occidental Petroleum Corp., Sr. Unsec. Notes,
  6.50%, 04/01/05                                 250,000       263,863
-----------------------------------------------------------------------
Repsol International Finance B.V.
  (Netherlands), Unsec. Gtd. Global Notes,
  7.45%, 07/15/05                                  30,000        32,335
=======================================================================
                                                                296,198
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-5.55%

AT&T Corp., Unsec. Unsub. Notes, 7.00%,
  05/15/05                                        150,000       158,732
-----------------------------------------------------------------------
British Telecommunications PLC (United
  Kingdom), Global Notes, 7.88%, 12/15/05         200,000       220,072
-----------------------------------------------------------------------
Citizens Communications Co., Sr. Unsec.
  Notes, 9.25%, 05/15/11                          230,000       273,576
-----------------------------------------------------------------------
Deutsche Telekom International Finance B.V.
  (Netherlands), Unsec. Gtd. Unsub. Global
  Bonds, 7.75%, 06/15/05                          125,000       135,273
-----------------------------------------------------------------------
France Telecom S.A. (France),
  Sr. Unsec. Global Notes, 8.50%, 03/01/31        250,000       330,295
-----------------------------------------------------------------------
GTE Hawaiian Telephone Co., Inc.-Series A,
  Unsec. Deb., 7.00%, 02/01/06                     75,000        81,647
-----------------------------------------------------------------------
New England Telephone & Telegraph Co.,
  Sr. Unsec. Notes, 7.65%, 06/15/07               150,000       170,547
-----------------------------------------------------------------------
Sprint Capital Corp.,
  Sr. Unsec. Gtd. Global Notes,
    6.00%, 01/15/07                               410,000       440,803
-----------------------------------------------------------------------
    7.13%, 01/30/06                               550,000       597,157
-----------------------------------------------------------------------
  Sr. Unsec. Gtd. Unsub. Global Notes,
  6.13%, 11/15/08                                 250,000       268,663
-----------------------------------------------------------------------
  Unsec. Gtd. Global Notes,
    7.90%, 03/15/05                               450,000       481,599
-----------------------------------------------------------------------
    8.75%, 03/15/32                               120,000       145,841
-----------------------------------------------------------------------
TELUS Corp. (Canada), Yankee Notes,
  7.50%, 06/01/07                                 850,000       954,321
-----------------------------------------------------------------------
  8.00%, 06/01/11                                  75,000        88,688
-----------------------------------------------------------------------
Verizon Communications, Inc., Unsec. Deb.,
  6.94%, 04/15/28                                  50,000        53,004
-----------------------------------------------------------------------
  8.75%, 11/01/21                                 125,000       157,495
-----------------------------------------------------------------------
Verizon Pennsylvania Inc.-Series A, Global
  Notes, 5.65%, 11/15/11                          150,000       159,014
=======================================================================
                                                              4,716,727
=======================================================================

-----------------------------------------------------------------------
                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE

INVESTMENT BANKING & BROKERAGE-1.27%

Goldman Sachs Group, L.P., Unsec. Notes,
  7.25%, 10/01/05 (Acquired 03/18/03; Cost
  $167,339)(a)                                 $  150,000   $   162,149
-----------------------------------------------------------------------
Lehman Brothers Inc.,
  Sr. Sub. Deb., 11.63%, 05/15/05                 250,000       277,420
-----------------------------------------------------------------------
  Unsec. Sub. Notes, 7.63%, 06/01/06              150,000       167,649
-----------------------------------------------------------------------
Merrill Lynch & Co., Inc.-Series B,
  Medium Term Notes, 4.54%, 03/08/05              250,000       257,513
-----------------------------------------------------------------------
Morgan Stanley, Unsec. Notes, 6.30%, 01/15/06     200,000       214,180
=======================================================================
                                                              1,078,911
=======================================================================

LIFE & HEALTH INSURANCE-0.70%

Lincoln National Corp., Unsec. Deb., 9.13%,
  10/01/24                                        120,000       130,027
-----------------------------------------------------------------------
Prudential Holdings, LLC-Series B, Bonds,
  7.25%, 12/18/23 (Acquired 01/22/04; Cost
  $355,113)(a)(e)                                 300,000       352,173
-----------------------------------------------------------------------
ReliaStar Financial Corp., Unsec. Notes,
  8.00%, 10/30/06                                 100,000       111,999
=======================================================================
                                                                594,199
=======================================================================

MOVIES & ENTERTAINMENT-0.51%

Time Warner Inc.,
  Sr. Unsec. Gtd. Unsub. Global Notes,
  6.13%, 04/15/06                                 400,000       429,808
=======================================================================

MULTI-LINE INSURANCE-0.12%

MassMutual Global Funding II, Notes, 3.80%,
  04/15/09 (Acquired 10/07/03; Cost
  $99,867)(a)                                     100,000       100,244
=======================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.59%

Duke Energy Corp., First Mortgage Bonds,
  3.75%, 03/05/08                                 100,000       101,079
-----------------------------------------------------------------------
Westar Energy, Inc.,
  Sec. First Mortgage Global Bonds, 7.88%,
  05/01/07                                        350,000       401,408
=======================================================================
                                                                502,487
=======================================================================

MUNICIPALITIES-0.87%

California (State of) Industry Urban
  Development Agency; Project 3 Tax
  Allocation, Series 2003B 6.10%,
  05/01/24(e)(f)                                  450,000       460,490
-----------------------------------------------------------------------
Illinois (State of);
  Unlimited Tax Pension Series 2003 GO,
  5.10%, 06/01/33(f)                              300,000       281,634
=======================================================================
                                                                742,124
=======================================================================

OIL & GAS DRILLING-0.30%

R&B Falcon Corp.-Series B, Sr. Unsec. Notes,
  6.75%, 04/15/05                                 100,000       105,314
-----------------------------------------------------------------------
Transocean Inc.(Cayman Islands),
  Sr. Unsec. Unsub. Global Deb., 8.00%,
  04/15/27                                        125,000       152,163
=======================================================================
                                                                257,477
=======================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

OIL & GAS EXPLORATION & PRODUCTION-1.21%

Kern River Funding Corp., Sr. Gtd. Notes,
  4.89%, 04/30/18 (Acquired 05/20/03; Cost
  151,044)(a)                                  $  145,725   $   145,638
-----------------------------------------------------------------------
Kerr-McGee Corp., Unsec. Gtd. Global Notes,
  5.38%, 04/15/05                                 150,000       156,288
-----------------------------------------------------------------------
Louis Dreyfus Natural Gas Corp., Sr. Sub.
  Notes, 9.25%, 06/15/04                          125,000       128,110
-----------------------------------------------------------------------
Pemex Project Funding Master Trust,
  Unsec. Gtd. Unsub. Global Notes,
  7.38%, 12/15/14                                 550,000       593,472
=======================================================================
                                                              1,023,508
=======================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-0.25%

Petroleos Mexicanos (Mexico),
  Unsec. Gtd. Unsub. Global Notes, 6.50%,
  02/01/05                                        150,000       156,563
-----------------------------------------------------------------------
Plains All American Pipeline L.P., Sr. Notes,
  5.63%, 12/15/13 (Acquired 12/03/03; Cost
  $49,867)(a)                                      50,000        51,412
=======================================================================
                                                                207,975
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.36%

CIT Group Inc.,
  Sr. Unsec. Notes, 6.63%, 06/15/05               200,000       212,724
-----------------------------------------------------------------------
  Sr. Unsec. Unsub. Global Notes, 7.63%,
  08/16/05                                        175,000       189,702
-----------------------------------------------------------------------
Citigroup Inc., Unsec. Sub. Global Bonds,
  6.00%, 10/31/33                                 100,000       101,924
-----------------------------------------------------------------------
General Electric Capital Corp.,
  Gtd. Sub. Notes, 8.13%, 05/15/12                215,000       261,584
-----------------------------------------------------------------------
  Series A, Sr. Medium Term Global Notes,
  4.25%, 12/01/10                                  50,000        49,987
-----------------------------------------------------------------------
  Series A, Medium Term Global Notes,
    2.85%, 01/30/06                                25,000        25,356
-----------------------------------------------------------------------
    5.88%, 02/15/12                                75,000        81,219
-----------------------------------------------------------------------
    6.00%, 06/15/12                               100,000       109,064
-----------------------------------------------------------------------
Heller Financial, Inc.-Class A,
  Sr. Unsec. Global Notes, 8.00%, 06/15/05        400,000       433,428
-----------------------------------------------------------------------
Household Finance Corp.,
  Medium Term Notes, 3.38%, 02/21/06               50,000        51,178
-----------------------------------------------------------------------
  Sr. Unsec. Global Notes, 6.50%, 01/24/06        100,000       108,112
-----------------------------------------------------------------------
ING Capital Funding Trust III, Gtd. Global
  Bonds, 8.44%(c)                                  75,000        92,185
-----------------------------------------------------------------------
Pemex Finance Ltd. (Cayman Islands)- Series
  1999-2, Class A1, Global Bonds, 9.69%,
  08/15/09                                        100,000       117,562
-----------------------------------------------------------------------
Regional Diversified Funding, Sr. Notes,
  9.25%, 03/15/30 (Acquired 01/10/03; Cost
  $163,526)(a)                                    145,740       171,063
=======================================================================
                                                              2,005,088
=======================================================================

-----------------------------------------------------------------------
                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE

PROPERTY & CASUALTY INSURANCE-0.36%

Oil Insurance Ltd. (Bermuda), Unsec. Sub.
  Deb., 5.15%, 08/15/33 (Acquired 01/21/04;
  Cost $311,037)(a)                            $  300,000   $   303,786
=======================================================================

PUBLISHING-0.35%

News America Holdings,
  Unsec. Gtd. Deb., 7.75%, 01/20/24                50,000        59,151
-----------------------------------------------------------------------
  Sr. Unsec. Gtd. Deb., 7.70%, 10/30/25           200,000       235,876
=======================================================================
                                                                295,027
=======================================================================

REAL ESTATE-0.66%

EOP Operating L.P., Unsec. Notes, 8.38%,
  03/15/06                                        500,000       559,700
=======================================================================

REGIONAL BANKS-1.26%

Greater Bay Bancorp.-Series B, Sr. Notes,
  5.25%, 03/31/08                                 500,000       506,775
-----------------------------------------------------------------------
Santander Financial Issuances (Cayman
  Islands),
  Sec. Sub. Notes, 2.19%(c)(d)(g)                 500,000       481,250
-----------------------------------------------------------------------
Union Planters Corp., Notes, 4.38%, 12/01/10       85,000        85,703
=======================================================================
                                                              1,073,728
=======================================================================

REINSURANCE-0.23%

GE Global Insurance Holding Corp., Unsec.
  Notes,
  7.00%, 02/15/26                                 100,000       110,108
-----------------------------------------------------------------------
  7.50%, 06/15/10                                  75,000        87,220
=======================================================================
                                                                197,328
=======================================================================

RESTAURANTS-0.10%

McDonald's Corp., Unsec. Deb., 7.05%,
  11/15/25                                         75,000        82,051
=======================================================================

SOVEREIGN DEBT-1.53%

Japan Bank for International Cooperation
  (Japan),
  Unsec. Gtd. Euro Bonds, 6.50%, 10/06/05         100,000       107,406
-----------------------------------------------------------------------
United Mexican States (Mexico), Global Notes,
  4.63%, 10/08/08                                 300,000       302,625
-----------------------------------------------------------------------
  6.63%, 03/03/15                                 150,000       155,963
-----------------------------------------------------------------------
  7.50%, 04/08/33                                 700,000       730,625
=======================================================================
                                                              1,296,619
=======================================================================

THRIFTS & MORTGAGE FINANCE-0.86%

Bank United-Series A, Medium Term Notes,
  8.00%, 03/15/09                                  50,000        58,803
-----------------------------------------------------------------------
Countrywide Home Loans, Inc.,
  Series J, Gtd. Medium Term Global Notes,
  5.50%, 08/01/06                                 125,000       133,595
-----------------------------------------------------------------------
  Series K, Medium Term Global Notes,
  3.50%, 12/19/05                                 100,000       102,618
-----------------------------------------------------------------------
Washington Mutual Finance Corp.,
  Sr. Unsec. Notes, 8.25%, 06/15/05               400,000       434,436
=======================================================================
                                                                729,452
=======================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

TOBACCO-0.31%

Altria Group, Inc.,
  Notes, 7.00%, 11/04/13                       $   75,000   $    81,602
-----------------------------------------------------------------------
Altria Group, Inc.,
  Notes, 7.13%, 10/01/04                          100,000       103,375
-----------------------------------------------------------------------
  Unsec. Notes, 6.38%, 02/01/06                    75,000        79,441
=======================================================================
                                                                264,418
=======================================================================

TRUCKING-1.12%

Hertz Corp. (The)-Class A,
  Floating Rate Global Notes, 1.71%,
  08/13/04(b)                                     350,000       350,000
-----------------------------------------------------------------------
Roadway Corp., Sr. Unsec. Gtd. Global Notes,
  8.25%, 12/01/08                                 525,000       605,141
=======================================================================
                                                                955,141
=======================================================================

WIRELESS TELECOMMUNICATION SERVICES-2.25%

TeleCorp PCS, Inc.,
  Sr. Unsec. Gtd. Sub. Global Notes,
  10.63%, 07/15/10                                800,000       950,000
-----------------------------------------------------------------------
Tritel PCS Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 10.38%, 01/15/11                         800,000       965,000
=======================================================================
                                                              1,915,000
=======================================================================
    Total Bonds & Notes (Cost $40,760,082)                   41,220,588
=======================================================================

ASSET-BACKED SECURITIES-1.40%

ELECTRIC UTILITIES-0.50%

Yorkshire Power Finance (Cayman Islands)-
  Series 2000-1, Pass Through Ctfs., 8.25%,
  02/15/05 (Acquired 06/19/03-09/22/03; Cost
  $434,413)(a)                                    400,000       423,056
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-0.90%

Citicorp Lease-Series 1999-1, Class A1,
  Pass Through Ctfs., 7.22%, 06/15/05
  (Acquired 05/08/02-09/23/03; Cost
  $486,338)(a)                                    455,010       485,987
-----------------------------------------------------------------------
Citicorp Lease-Series 1999-1, Class A2,
  Pass Through Ctfs., 8.04%, 12/15/19
  (Acquired 08/20/02; Cost $166,614)(a)           150,000       177,853
-----------------------------------------------------------------------
First Industrial Realty Trust, Inc., Putable
  PATS, 7.38%, 05/15/04 (Acquired 02/06/03;
  Cost $104,850)(a)                               100,000       101,486
=======================================================================
                                                                765,326
=======================================================================
    Total Asset-Backed Securities (Cost
      $1,164,491)                                             1,188,382
=======================================================================

U.S. MORTGAGE-BACKED SECURITIES-37.42%

FEDERAL HOME LOAN BANK-1.45%

Unsec. Bonds,
  4.88%, 04/16/04 to 05/15/07                     650,000       684,245
-----------------------------------------------------------------------
  5.70%, 03/03/09                                 500,000       549,185
=======================================================================
                                                              1,233,430
=======================================================================

-----------------------------------------------------------------------
                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-7.84%

Pass Through Ctfs.,
  6.00%, 08/01/14 to 10/01/32                  $2,738,413   $ 2,863,341
-----------------------------------------------------------------------
  5.50%, 05/01/16 to 2/01/17                      239,064       248,535
-----------------------------------------------------------------------
  6.50%, 05/01/16 to 08/01/32                   1,130,482     1,194,804
-----------------------------------------------------------------------
  7.00%, 06/01/16 to 06/01/32                     348,827       370,541
-----------------------------------------------------------------------
  7.50%, 04/01/17 to 03/01/32                     432,444       464,486
-----------------------------------------------------------------------
Unsec. Global Notes,
  2.75%, 03/15/08                               1,000,000       985,200
-----------------------------------------------------------------------
Unsec. Notes,
  4.88%, 03/15/07                                 500,000       532,685
=======================================================================
                                                              6,659,592
=======================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-20.60%

Pass Through Ctfs.,
  7.50%, 11/01/15 to 05/01/32                      88,303        94,490
-----------------------------------------------------------------------
  7.00%, 12/01/15 to 02/01/33                   2,011,752     2,135,988
-----------------------------------------------------------------------
  6.50%, 05/01/16 to 10/01/32                   3,702,564     3,890,827
-----------------------------------------------------------------------
  5.50%, 12/01/16 to 12/01/33                   4,617,587     4,726,049
-----------------------------------------------------------------------
  6.00%, 01/01/17 to 12/01/33                   3,735,423     3,888,251
-----------------------------------------------------------------------
  5.00%, 03/01/18 to 10/01/18                   1,529,786     1,566,889
-----------------------------------------------------------------------
  8.00%, 08/01/21 to 04/01/32                     689,735       745,380
-----------------------------------------------------------------------
Unsec. Global Notes,
  4.38%, 09/15/12                                  75,000        74,880
-----------------------------------------------------------------------
Unsec. Notes,
  5.25%, 06/15/06                                 300,000       320,646
-----------------------------------------------------------------------
Unsec. Sub. Notes,
  5.25%, 08/01/12                                  50,000        51,915
=======================================================================
                                                             17,495,315
=======================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-6.85%

Pass Through Ctfs.,
  7.50%, 06/15/23 to 05/15/32                     486,707       525,222
-----------------------------------------------------------------------
  8.50%, 02/15/25                                  47,023        51,644
-----------------------------------------------------------------------
  8.00%, 08/15/25                                  17,798        19,449
-----------------------------------------------------------------------
  7.00%, 04/15/28 to 03/15/33                     588,137       627,546
-----------------------------------------------------------------------
  6.00%, 11/15/28 to 02/15/33                   1,649,476     1,722,634
-----------------------------------------------------------------------
  6.50%, 01/15/29 to 12/15/33                   2,235,086     2,360,512
-----------------------------------------------------------------------
  5.50%, 12/15/33                                 499,502       510,656
=======================================================================
                                                              5,817,663
=======================================================================
TENNESSEE VALLEY AUTHORITY-0.68%

Unsec. Bonds, 7.14%, 01/15/08                     500,000       582,045
=======================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $31,252,200)                                     31,788,045
=======================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
U.S. TREASURY SECURITIES-11.34%

U.S. TREASURY NOTES-6.69%

  3.13%, 10/15/08                              $  400,000   $   400,936
-----------------------------------------------------------------------
  4.75%, 11/15/08                               1,700,000     1,826,701
-----------------------------------------------------------------------
  5.00%, 02/15/11 to 08/15/11(h)                3,200,000     3,452,624
=======================================================================
                                                              5,680,261
=======================================================================

U.S. TREASURY BONDS-4.65%

  7.25%, 05/15/16 to 08/15/22                   1,600,000     2,024,872
-----------------------------------------------------------------------
  7.50%, 11/15/16                               1,500,000     1,929,135
=======================================================================
                                                              3,954,007
=======================================================================
    Total U.S. Treasury Securities (Cost
      $9,584,527)                                             9,634,268
=======================================================================

-----------------------------------------------------------------------
                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------

MONEY MARKET FUNDS-0.05%

Liquid Assets Portfolio(i)                         20,765   $    20,765
-----------------------------------------------------------------------
STIC Prime Portfolio(i)                            20,765        20,765
=======================================================================
    Total Money Market Funds (Cost $41,530)                      41,530
=======================================================================
TOTAL INVESTMENTS-98.74% (Cost $82,802,830)                  83,872,813
=======================================================================
OTHER ASSETS LESS LIABILITIES-1.26%                           1,069,816
=======================================================================
NET ASSETS-100.00%                                          $84,942,629
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

Ctfs    - Certificates
Deb.    - Debentures
GO      - General Obligation Bonds
Gtd.    - Guaranteed
Jr.     - Junior
PATS    - Pass Through Asset Trust Securities
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated

Notes to Schedule of Investments:

(a) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate market value of these securities at 01/31/04 was $4,830,414, which represented 5.69% of the Fund's net assets. These securities are considered to be illiquid.
(b) Interest rates are redetermined quarterly. Rates shown are rates in effect on 01/31/04.
(c) Perpetual bond with no specified maturity date.
(d) Interest rates are redetermined semi-annually. Rates shown are rates in effect on 01/31/04.
(e) Principal and interest payments are secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., Financial Security Assurance Inc., or MBIA Insurance Corp.
(f) Interest on this security is taxable income to the Fund.
(g) Security fair valued in accordance with procedures established by the Board of Trustees.
(h) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1 section G and Note 7.
(i) The money market fund and the Fund are affiliated by having the same advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2004
(Unaudited)

ASSETS:

Investments, at market value (cost
  $82,761,300)                                  $83,831,283
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $41,530)                                     41,530
-----------------------------------------------------------
    Total Investments (cost $82,802,830)         83,872,813
===========================================================
Cash                                                479,218
-----------------------------------------------------------
Receivables for:
-----------------------------------------------------------
  Investments sold                                  384,676
-----------------------------------------------------------
  Fund shares sold                                  211,081
-----------------------------------------------------------
  Dividends and interest                          1,001,035
-----------------------------------------------------------
  Amount due from advisor                            25,472
-----------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                    7,982
-----------------------------------------------------------
Other assets                                         28,952
===========================================================
    Total assets                                 86,011,229
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                             605,034
-----------------------------------------------------------
  Fund shares reacquired                            325,138
-----------------------------------------------------------
  Deferred compensation and retirement plans          8,251
-----------------------------------------------------------
  Variation margin                                    4,766
-----------------------------------------------------------
Accrued distribution fees                            52,022
-----------------------------------------------------------
Accrued trustees' fees                                  612
-----------------------------------------------------------
Accrued transfer agent fees                          47,320
-----------------------------------------------------------
Accrued operating expenses                           25,457
===========================================================
    Total liabilities                             1,068,600
===========================================================
Net assets applicable to shares outstanding     $84,942,629
___________________________________________________________
===========================================================


NET ASSETS CONSIST OF:

  Shares of beneficial interest                 $83,459,022
-----------------------------------------------------------
  Undistributed net investment income              (299,760)
-----------------------------------------------------------
  Undistributed net realized gain from
    investment securities                           749,852
-----------------------------------------------------------
  Unrealized appreciation of investment
    securities and futures contracts              1,033,515
===========================================================
                                                $84,942,629
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                         $30,565,076
___________________________________________________________
===========================================================
Class B                                         $46,001,100
___________________________________________________________
===========================================================
Class C                                         $ 8,376,453
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                           2,897,046
___________________________________________________________
===========================================================
Class B                                           4,359,812
___________________________________________________________
===========================================================
Class C                                             793,826
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                     $     10.55
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.55 divided by
      95.25%)                                   $     11.08
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per share  $     10.55
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per share  $     10.55
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended January 31, 2004
(Unaudited)

INVESTMENT INCOME:

Interest                                                       1,692,275
------------------------------------------------------------------------
Dividends from affiliated money market funds                       6,633
========================================================================
  Total investment income                                      1,698,908
========================================================================
EXPENSES:

Advisory fees                                                    215,673
------------------------------------------------------------------------
Administrative services fees                                      25,137
------------------------------------------------------------------------
Custodian fees                                                    17,350
------------------------------------------------------------------------
Distribution fees
  Class A                                                         53,967
------------------------------------------------------------------------
  Class B                                                        234,687
------------------------------------------------------------------------
  Class C                                                         42,469
------------------------------------------------------------------------
Transfer agent fees                                              153,291
------------------------------------------------------------------------
Trustees' fees                                                     5,303
------------------------------------------------------------------------
Other                                                             93,110
========================================================================
    Total expenses                                               840,987
========================================================================
Less: Fees waived and expense offset arrangements               (201,728)
========================================================================
    Net expenses                                                 639,259
========================================================================
Net investment income                                          1,059,649
========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FUTURES CONTRACTS:

Net realized gain from investment securities                     751,202
------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        1,949,804
------------------------------------------------------------------------
  Futures contracts                                              (36,468)
========================================================================
                                                               1,913,336
========================================================================
Net gain from investment securities and futures contracts      2,664,538
========================================================================
Net increase in net assets resulting from operations          $3,724,187
________________________________________________________________________
========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended January 31, 2004 and the year ended July 31, 2003 (Unaudited)

                                                              JANUARY 31,     JULY 31,
                                                                 2004           2003
----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $1,059,649     $ 1,582,068
----------------------------------------------------------------------------------------
  Net realized gain from investment securities and futures
    contracts                                                    751,202       1,445,148
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and futures contracts                1,913,336      (1,022,343)
========================================================================================
    Net increase in net assets resulting from operations       3,724,187       2,004,873
========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                       (558,382)       (797,837)
----------------------------------------------------------------------------------------
  Class B                                                       (673,301)     (1,033,094)
----------------------------------------------------------------------------------------
  Class C                                                       (122,253)       (208,766)
========================================================================================
  Total distributions from net investment income              (1,353,936)     (2,039,697)
========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                       (275,860)        (29,369)
----------------------------------------------------------------------------------------
  Class B                                                       (409,961)        (47,717)
----------------------------------------------------------------------------------------
  Class C                                                        (73,758)         (8,496)
========================================================================================
  Total distributions from net realized gains                   (759,579)        (85,582)
========================================================================================
    Decrease in net assets resulting from distributions       (2,113,515)     (2,125,279)
========================================================================================
Share transactions-net:
  Class A                                                       (344,839)     21,104,305
----------------------------------------------------------------------------------------
  Class B                                                     (2,530,668)     33,005,431
----------------------------------------------------------------------------------------
  Class C                                                       (967,814)      6,138,256
========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                       (3,843,321)     60,247,992
========================================================================================
    Net increase (decrease) in net assets                     (2,232,649)     60,127,586
========================================================================================
NET ASSETS:

  Beginning of period                                         87,175,278      27,047,692
========================================================================================
  End of period (including undistributed net investment
    income of $(299,760) and $(5,473) for 2004 and 2003,
    respectively)                                             $84,942,629    $87,175,278
________________________________________________________________________________________
========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

January 31, 2004
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Total Return Bond Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve maximum total return consistent with preservation of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end, and as such, the net asset value for shareholder transactions may be different than the net asset value reported in these financial statements. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

D. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. The difference between the selling price and the future repurchase price is recorded as realized gain (loss). At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

E. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

F. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

G. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

H. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.50% on the first $500 million of the Fund's average daily net assets, plus 0.45% on the next $500 million of the Fund's average daily net assets, plus 0.40% on the Fund's average daily net assets in excess of $1 billion. AIM has contractually agreed to waive advisory fees and/or reimburse expenses (excluding interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit total annual operating expenses of Class A shares to 1.25% and has voluntarily agreed to waive advisory fees and/or reimburse expenses (excluding interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due to expense offset arrangements, if any) of Class A, Class B and Class C shares to the extent necessary to limit total annual operating expenses of Class A shares to 1.00%. Voluntary fee waivers or reimbursements may be modified or discontinued at any time without further notice to investors. During periods of fee waivers and reimbursements, to the extent that the annualized expense ratio does not

                                                          TOTAL RETURN BOND FUND

exceed the limit, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. For the six months ended January 31, 2004, AIM waived fees of $185,849.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended January 31, 2004, AIM was paid $25,137 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the six months ended January 31, 2004, AISI retained $76,236 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. AIM Distributors has contractually agreed to waive up to 0.10% of Rule 12b-1 plan fees on Class A shares. Pursuant to the Plans, for the six months ended January 31, 2004, the Class A, Class B and Class C shares paid AIM Distributors $38,548, $234,687 and $42,469, respectively after AIM Distributors waived Class A plan fees of $15,419.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended January 31, 2004, AIM Distributors retained $23,827 in front-end sales commissions from the sale of Class A shares and $54, $0 and $1,818 from Class A, Class B shares and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.


NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees to invest daily available cash balances in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended January 31, 2004.

                                                                           UNREALIZED
                            MARKET VALUE    PURCHASES    PROCEEDS FROM    APPRECIATION    MARKET VALUE     DIVIDEND       REALIZED
FUND                         07/31/2003      AT COST         SALES       (DEPRECIATION)    01/31/2004       INCOME      GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio      $  750,113    $13,933,411   $(14,662,759)         $--          $20,765        $  3,290       $    --
------------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio            750,113     13,933,411    (14,662,759)          --          $20,765           3,343            --
====================================================================================================================================
                             $1,500,226    $27,866,822   $(29,325,518)         $--          $41,530        $  6,633       $    --
____________________________________________________________________________________________________________________________________
====================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts and custodian credits resulting from periodic overnight cash balances at the custodian. For the six months ended January 31, 2004, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $460 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $460.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    During the six months ended January 31, 2004, the Fund paid legal fees of $2,473 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the six months ended January 31, 2004.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended January 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.


NOTE 7--FUTURES CONTRACTS

On January 31, 2004, $100,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts.

                                         OPEN FUTURES CONTRACTS AT PERIOD END
-----------------------------------------------------------------------------------------------------------------------
                                                                                                           UNREALIZED
                                                               NO. OF         MONTH/         MARKET       APPRECIATION
CONTRACT                                                      CONTRACTS     COMMITMENT       VALUE       (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------
U.S. Treasury 2 Year Notes                                        5        Mar-04/Short    $1,072,500       $ (8,707)
-----------------------------------------------------------------------------------------------------------------------
U.S. Treasury 5 Year Notes                                       15        Mar-04/Short     1,684,922        (27,761)
=======================================================================================================================
                                                                                           $2,757,422       $(36,468)
_______________________________________________________________________________________________________________________
=======================================================================================================================

NOTE 8--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be updated at the Fund's fiscal year-end.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended January 31, 2004 was $152,045,037 and $156,208,525, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
           INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                          $1,293,588
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (223,605)
===========================================================
Net unrealized appreciation of investment
  securities                                     $1,069,983
___________________________________________________________
===========================================================
Investments have same cost for tax and financial statement
purposes.


NOTE 10--SHARE INFORMATION

The Fund currently offers three classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under some circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                     SIX MONTHS ENDED                   YEAR ENDED
                                                                     JANUARY 31, 2004                 JULY 31, 2003
                                                              ------------------------------    --------------------------
                                                                  SHARES           AMOUNT         SHARES         AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                            744,170    $  7,795,463     3,675,553    $ 38,439,296
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                            906,558       9,502,449     4,564,339      47,687,420
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                            243,131       2,551,178     1,230,567      12,857,366
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                             71,965         754,928        72,052         755,569
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                             89,214         935,747        88,787         931,209
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                             17,159         179,968        18,930         198,523
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                            119,748       1,257,676        79,038         832,366
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                           (119,748)     (1,257,676)      (79,022)       (832,366)
==========================================================================================================================
Reacquired:
  Class A                                                           (969,004)    (10,152,906)   (1,811,444)    (18,922,926)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                         (1,119,194)    (11,711,188)   (1,411,242)    (14,780,832)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                           (353,550)     (3,698,960)     (661,171)     (6,917,633)
==========================================================================================================================
                                                                    (369,551)   $ (3,843,321)    5,766,387    $ 60,247,992
__________________________________________________________________________________________________________________________
==========================================================================================================================

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                   CLASS A
                                                              -------------------------------------------------
                                                                                              DECEMBER 31, 2001
                                                              SIX MONTHS                      (DATE OPERATIONS
                                                                 ENDED          YEAR ENDED      COMMENCED) TO
                                                              JANUARY 31,        JULY 31,         JULY 31,
                                                                 2004              2003             2002
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 10.35          $ 10.19           $10.00
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.15             0.32(a)          0.18(a)
===============================================================================================================
  Net gains on securities (both realized and unrealized)           0.33             0.26             0.23
===============================================================================================================
    Total from investment operations                               0.48             0.58             0.41
===============================================================================================================
Less distributions:
  Dividends from net investment income                            (0.19)           (0.40)           (0.22)
---------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (0.09)           (0.02)              --
===============================================================================================================
    Total distributions                                           (0.28)           (0.42)           (0.22)
===============================================================================================================
Net asset value, end of period                                  $ 10.55          $ 10.35           $10.19
_______________________________________________________________________________________________________________
===============================================================================================================
Total return(b)                                                    4.72%            5.77%            4.09%
_______________________________________________________________________________________________________________
===============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $30,565          $30,336           $9,325
_______________________________________________________________________________________________________________
===============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 1.00%(c)         1.00%            1.00%(d)
---------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              1.53%(c)         1.54%            3.21%(d)
===============================================================================================================
Ratio of net investment income to average net assets               2.94%(c)         3.07%            3.10%(d)
_______________________________________________________________________________________________________________
===============================================================================================================
Portfolio turnover rate(e)                                          181%             284%             215%
_______________________________________________________________________________________________________________
===============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $30,670,406.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                   CLASS B
                                                              -------------------------------------------------
                                                                                              DECEMBER 31, 2001
                                                              SIX MONTHS                      (DATE OPERATIONS
                                                                 ENDED          YEAR ENDED      COMMENCED) TO
                                                              JANUARY 31,        JULY 31,         JULY 31,
                                                                 2004              2003             2002
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 10.35          $ 10.19           $ 10.00
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.11             0.24(a)           0.14(a)
===============================================================================================================
  Net gains on securities (both realized and unrealized)           0.33             0.27              0.22
===============================================================================================================
    Total from investment operations                               0.44             0.51              0.36
===============================================================================================================
Less distributions:
  Dividends from net investment income                            (0.15)           (0.33)            (0.17)
---------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (0.09)           (0.02)               --
===============================================================================================================
    Total distributions                                           (0.24)           (0.35)            (0.17)
===============================================================================================================
Net asset value, end of period                                  $ 10.55          $ 10.35           $ 10.19
_______________________________________________________________________________________________________________
===============================================================================================================
Total return(b)                                                    4.34%            4.98%             3.65%
_______________________________________________________________________________________________________________
===============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $46,001          $47,655           $14,678
_______________________________________________________________________________________________________________
===============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 1.75%(c)         1.75%             1.75%(d)
---------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              2.18%(c)         2.19%             3.86%(d)
===============================================================================================================
Ratio of net investment income to average net assets               2.19%(c)         2.32%             2.35%(d)
_______________________________________________________________________________________________________________
===============================================================================================================
Portfolio turnover rate(e)                                          181%             284%              215%
_______________________________________________________________________________________________________________
===============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $46,682,387.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                   CLASS C
                                                              -------------------------------------------------
                                                                                              DECEMBER 31, 2001
                                                              SIX MONTHS                      (DATE OPERATIONS
                                                                 ENDED          YEAR ENDED      COMMENCED) TO
                                                              JANUARY 31,        JULY 31,         JULY 31,
                                                                 2004              2003             2002
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 10.35          $ 10.19           $ 10.00
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.11           0.24(a)          0.14(a)
---------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           0.33             0.27              0.22
===============================================================================================================
    Total from investment operations                               0.44             0.51              0.36
===============================================================================================================
Less distributions:
  Dividends from net investment income                            (0.15)           (0.33)            (0.17)
---------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (0.09)           (0.02)               --
===============================================================================================================
    Total distributions                                           (0.24)           (0.35)            (0.17)
===============================================================================================================
Net asset value, end of period                                  $ 10.55          $ 10.35           $ 10.19
_______________________________________________________________________________________________________________
===============================================================================================================
Total return(b)                                                    4.34%            4.98%             3.65%
_______________________________________________________________________________________________________________
===============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $ 8,376          $ 9,185           $ 3,045
_______________________________________________________________________________________________________________
===============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 1.75%(c)         1.75%             1.75%(d)
---------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              2.18%(c)         2.19%             3.86%(d)
===============================================================================================================
Ratio of net investment income to average net assets               2.19%(c)         2.32%             2.35%(d)
_______________________________________________________________________________________________________________
===============================================================================================================
Portfolio turnover rate(e)                                          181%             284%              215%
_______________________________________________________________________________________________________________
===============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $8,447,585.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS

Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

  A.  Regulatory Inquiries and Actions
      ---------------------------------

    1.  IFG

On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the chief executive officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (the parent of AIM) and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Department of Banking for the State of Connecticut and the Colorado Securities Division. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD Inc. and the SEC, none of which directly bears upon the Fund. IFG is providing full cooperation with respect to these inquiries.

    2.  AIM

AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

    3.  AMVESCAP Response

AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

  B.  Private Actions
      ---------------

In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and
(iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions alleging market timing throughout the mutual fund industry should be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Twelve actions filed against IFG have been conditionally transferred to the Panel in Maryland, and IFG and AIM anticipate that all other market timing actions that may be filed or that are already pending against IFG and/or AIM will be transferred to the Panel as well.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Total Return Bond Fund, an investment portfolio of AIM Investment Securities Funds, a Delaware statutory trust, was held on October 21, 2003. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                         WITHHOLDING
       TRUSTEES/ MATTER                                 VOTES FOR         AUTHORITY
------------------------------------------------------------------------------------
(1)*   Bob R. Baker.................................  1,430,557,734       19,888,865
       Frank S. Bayley..............................  1,430,328,954       20,117,645
       James T. Bunch...............................  1,430,768,168       19,678,431
       Bruce L. Crockett............................  1,430,659,866       19,786,733
       Albert R. Dowden.............................  1,430,613,991       19,832,608
       Edward K. Dunn, Jr...........................  1,430,557,918       19,888,681
       Jack M. Fields...............................  1,430,604,411       19,842,188
       Carl Frischling..............................  1,430,139,075       20,307,524
       Robert H. Graham.............................  1,430,382,712       20,063,887
       Gerald J. Lewis..............................  1,430,101,093       20,345,506
       Prema Mathai-Davis...........................  1,430,403,656       20,042,943
       Lewis F. Pennock.............................  1,430,682,327       19,764,272
       Ruth H. Quigley..............................  1,430,286,369       20,160,230
       Louis S. Sklar...............................  1,430,522,821       19,923,778
       Larry Soll, Ph.D.............................  1,430,500,783       19,945,816
       Mark H. Williamson...........................  1,430,415,623       20,030,976

* Proposal required approval by a combined vote of all the portfolios of AIM Investment Securities Funds.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES         OFFICERS                                          OFFICE OF THE FUND
                                                                            11 Greenway Plaza
Bob R. Baker              Robert H. Graham                                  Suite 100
Frank S. Bayley           Chairman and President                            Houston, TX 77046-1173
James T. Bunch
Bruce L. Crockett         Mark H. Williamson                                INVESTMENT ADVISOR
Albert R. Dowden          Executive Vice President                          A I M Advisors, Inc.
Edward K. Dunn Jr.                                                          11 Greenway Plaza
Jack M. Fields            Kevin M. Carome                                   Suite 100
Carl Frischling           Senior Vice President and Chief Legal Officer     Houston, TX 77046-1173
Robert H. Graham
Gerald J. Lewis           Sidney M. Dilgren                                 TRANSFER AGENT
Prema Mathai-Davis        Vice President and Treasurer                      AIM Investment Services, Inc.
Lewis F. Pennock                                                            P.O. Box 4739
Ruth H. Quigley           Stuart W. Coco                                    Houston, TX 77210-4739
Louis S. Sklar            Vice President
Larry Soll, Ph.D.                                                           CUSTODIAN
Mark H. Williamson        Melville B. Cox                                   State Street Bank and Trust Company
                          Vice President                                    225 Franklin Street
                                                                            Boston, MA 02110
                          Karen Dunn Kelley
                          Vice President                                    COUNSEL TO THE FUND
                                                                            Ballard Spahr
                          Edgar M. Larsen                                   Andrews & Ingersoll, LLP
                          Vice President                                    1735 Market Street
                                                                            Philadelphia, PA 19103-7599

                                                                            COUNSEL TO THE TRUSTEES
                                                                            Kramer, Levin, Naftalis & Frankel LLP
                                                                            919 Third Avenue
                                                                            New York, NY 10022-3852

                                                                            DISTRIBUTOR
                                                                            A I M Distributors, Inc.
                                                                            11 Greenway Plaza
                                                                            Suite 100
                                                                            Houston, TX 77046-1173

      DOMESTIC EQUITY                                INTERNATIONAL/GLOBAL EQUITY                     FIXED INCOME

AIM Aggressive Growth Fund                      AIM Asia Pacific Growth Fund                TAXABLE
AIM Balanced Fund*                              AIM Developing Markets Fund
AIM Basic Balanced Fund*                        AIM European Growth Fund                    AIM Floating Rate Fund
AIM Basic Value Fund                            AIM European Small Company Fund             AIM High Yield Fund
AIM Blue Chip Fund                              AIM Global Aggressive Growth Fund           AIM Income Fund
AIM Capital Development Fund                    AIM Global Growth Fund                      AIM Intermediate Government Fund
AIM Charter Fund                                AIM Global Trends Fund(5)                   AIM Limited Maturity Treasury Fund
AIM Constellation Fund                          AIM Global Value Fund(6)                    AIM Money Market Fund
AIM Dent Demographic Trends Fund                AIM International Emerging Growth Fund      AIM Short Term Bond Fund
AIM Diversified Dividend Fund(1)                AIM International Growth Fund               AIM Total Return Bond Fund
AIM Emerging Growth Fund                        AIM Trimark Fund                            INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund                  INVESCO International Core Equity Fund(7)
AIM Large Cap Growth Fund                                                                   TAX-FREE
AIM Libra Fund                                  SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                                AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund                    AIM Global Health Care Fund                 AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                         AIM Real Estate Fund                        AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                        INVESCO Advantage Health Sciences Fund      AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund                       INVESCO Energy Fund
AIM Opportunities III Fund                      INVESCO Financial Services Fund
AIM Premier Equity Fund                         INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund                          INVESCO Health Sciences Fund
AIM Small Cap Equity Fund(2)                    INVESCO Leisure Fund
AIM Small Cap Growth Fund(3)                    INVESCO Multi-Sector Fund
AIM Trimark Endeavor Fund                       INVESCO Technology Fund
AIM Trimark Small Companies Fund                INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund
INVESCO Dynamics Fund
INVESCO Mid-Cap Growth Fund
INVESCO Small Company Growth Fund
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*

* Domestic equity and income fund



(1) Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor.
(4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (6) Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund. (7) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

    If used after April, 2004, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $149 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $371 billion in assets under management. Data as of December 31, 2003.

CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER IMPORTANT INFORMATION ABOUT AIM AND INVESCO FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR OR AIMINVESTMENTS.COM AND READ IT THOROUGHLY BEFORE INVESTING.


                                AIMinvestments.com                     TRB-SAR-1

                                                      YOUR GOALS. OUR SOLUTIONS.--Servicemark--
-----------------------------------------------------------------------------------------------
Mutual  Retirement   Annuities  College   Separately  Offshore  Alternative  Cash                [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products                Savings   Managed     Products  Investments  Management                    --Servicemark--
                                Plans     Accounts
-----------------------------------------------------------------------------------------------


ITEM 2.       CODE OF ETHICS.

              Not applicable for semi-annual reports.

ITEM 3.       AUDIT COMMITTEE FINANCIAL EXPERT.

              Not applicable for semi-annual reports.

ITEM 4.       PRINCIPAL ACCOUNTANT FEES AND SERVICES.

              Not applicable for semi-annual reports.

ITEM 5.       LISTED COMPANIES AUDIT COMMITTEE MEMBERS.

              Not applicable.

ITEM 6.       [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

              Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

              Not applicable.

ITEM 9.       SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

              The Registrant adopted Shareholder Communication Procedures (the "Procedures") on December 10, 2003. The Procedures are intended to set forth the process by which shareholders of the Registrant may send communications to the Board. If a shareholder sends a recommendation of a nominee to the Board or to an individual trustee, such communication would be covered by the Procedures; provided, however, that shareholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and communications made in connection with such proposals are not subject to the Procedures.

              Pursuant to the Procedures, shareholders should send their communications to Ivy B. McLemore, First Vice President Corporate Communications. Communications made to Mr. McLemore may be communicated by telephone, e-mail or regular mail to the following address: (713) 214-1904, ivy.mclemore@aiminvestments.com, A I M Management Group Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046. All shareholder communications received by Mr. McLemore shall be promptly forwarded to the individual trustee of the Registrant to whom they were addressed or to the full Board, as applicable. Copies of all shareholder communications will also be distributed to the Chairs of each of the Registrant's Audit Committee, Governance Committee, Investments Committee and Valuation Committee, to counsel for the Registrant and to counsel for the independent trustees of the Registrant. Counsel for the Registrant, upon receipt of their copy of a shareholder communication, shall work with such Chairs and counsel for the independent trustees to determine whether such shareholder communication should be distributed to any trustees to whom it was not sent and whether and in what manner the trustees should respond to such shareholder communication. Responses, if any, to shareholder communications shall be coordinated by counsel for the Registrant, working with the Chairs and counsel for the independent trustees.

ITEM 10.      CONTROLS AND PROCEDURES.

(a) As of March 22, 2004, an evaluation was performed under the supervision and with the participation of the officers of AIM Variable Insurance Funds (the "Registrant"), including the Principal Executive Officer ("PEO") and Principal Financial Officer ("PFO"), to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of March 22, 2004, the Registrant's disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant of Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating go the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting. However, changes in certain other controls have been implemented during such time period, involving such things as trade monitoring, fair value pricing, revising trading guidelines, and establishing redemption fees on trades in certain funds, which could affect the Registrant.

ITEM 11.      EXHIBITS.

11(a)(1)      Not applicable for semi-annual reports.

11(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

11(a)(3)      Not applicable.

11(b) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:       AIM Investment Securities Funds



By:               /s/  ROBERT H. GRAHAM
                  -------------------------------
                  Robert H. Graham
                  Principal Executive Officer



Date:             April 8, 2004
                  -------------------------------




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:               /s/  ROBERT H. GRAHAM
                  -------------------------------
                  Robert H. Graham
                  Principal Executive Officer



Date:             April 8, 2004
                  -------------------------------





By:               /s/  SIDNEY M. DILGREN
                  -------------------------------
                  Sidney M. Dilgren
                  Principal Financial Officer



Date:             April 8, 2004
                  -------------------------------

                                  EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
11(a)(1)          Not applicable for semi-annual reports.

11(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

11(a)(3)          Not applicable.

11(b) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.